UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07319

Fidelity Covington Trust

(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-563-7000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Item 1.	Reports to Stockholders

Fidelity® MSCI Communication Services Index ETF
Fidelity® MSCI Consumer Discretionary Index ETF
Fidelity® MSCI Consumer Staples Index ETF
Fidelity® MSCI Energy Index ETF
Fidelity® MSCI Financials Index ETF
Fidelity® MSCI Health Care Index ETF
Fidelity® MSCI Industrials Index ETF
Fidelity® MSCI Information Technology Index ETF
Fidelity® MSCI Materials Index ETF
Fidelity® MSCI Real Estate Index ETF
Fidelity® MSCI Utilities Index ETF
Annual Report
July 31, 2020

See the inside front cover for important information
about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.
You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.
Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose ‘no’ under Required Disclosures to continue print)	1-800-343-0860

To view a fund’s proxy voting guidelines and proxy voting record for the period ended June, 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.
© 2020 FMR LLC. All Rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither the funds nor Fidelity Distributors Corporation is a bank.
3

Note to Shareholders:
Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.
In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are "exogenous shocks" that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.
Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.
4

Market Recap
The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.
5

Fidelity® MSCI Communication Services Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Communication Services Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Communication Services Index ETF – NAVA	11.40%	10.41%	9.30%
Fidelity MSCI Communication Services Index ETF – Market PriceB	11.26%	10.41%	9.28%
MSCI USA IMI Communication Services 25/50 IndexA	11.54%	10.55%	9.37%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Communication Services Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Communication Services Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Communication Services 25/50 Index and the S&P 500 Index performed over the same period.
6

Fidelity® MSCI Communication Services Index ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund's (ETF) net asset value gained 11.40%, roughly in line with the 11.54% advance of the MSCI USA IMI Communication Services 25/50 Index. The ETF's market price rose 11.26% over the same time frame, while the broad-market S&P 500® index added 11.96%. Communication services stocks delivered muted results for the first half of the 12-month period, then trailed the S&P 500® in a historically volatile March as the spread of coronavirus triggered a severe economic contraction. Communication services rebounded strongly in April and May due to gains aided by market stimulus and performed well in July. Several companies that benefited from stay-at-home mandates and voluntary virus-containment efforts saw outsized stock advances. Interactive home entertainment (+56%), comprising about 5% of the MSCI index, delivered the best returns by industry, as more consumers spent time at home. Video-game developer Activision Blizzard (+70%) added notable value. Wireless telecommunication services (+24%), comprising about 3% of the MSCI index, also posted strong gains, mainly due to an advance by T-Mobile (+35%), which acquired competitor Sprint in early April. Interactive media & services (+24%) – the sector’s largest subindustry, comprising about 46% of the MSCI index – also topped the MSCI index, led by index heavyweights Facebook (+30%) and Google-parent Alphabet (+21%). Conversely, broadcasting (-31%) and advertising (-24%), representing about 4% and 2% of the MSCI index, respectively, delivered the weakest results, as advertising dollars continued to shift away from traditional print and television media to digital. Integrated telecommunication services, representing about 10% of the MSCI index, also lagged the broader communication services sector.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
7

Fidelity® MSCI Communication Services Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Facebook, Inc. Class A	17.4
Alphabet, Inc. Class C	11.0
Alphabet, Inc. Class A	10.7
Verizon Communications, Inc.	5.4
Comcast Corp. Class A	4.5
Netflix, Inc.	4.3
The Walt Disney Co.	4.1
AT&T, Inc.	4.1
Charter Communications, Inc. Class A	3.3
T-Mobile US, Inc.	3.0
67.8

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

8

Fidelity® MSCI Consumer Discretionary Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Consumer Discretionary Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Consumer Discretionary Index ETF – NAVA	25.26%	13.75%	14.28%
Fidelity MSCI Consumer Discretionary Index ETF – Market PriceB	25.31%	13.74%	14.14%
MSCI USA IMI Consumer Discretionary IndexA	25.20%	13.82%	14.38%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Consumer Discretionary Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Consumer Discretionary Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Consumer Discretionary Index and the S&P 500 Index performed over the same period.
9

Fidelity® MSCI Consumer Discretionary Index ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value rose 25.26%, roughly in line with the 25.20% return of the MSCI USA IMI Consumer Discretionary Index. The ETF’s market price gained 25.31% over the same time frame, while the broad-market S&P 500® index returned 11.96%. Consumer discretionary stocks overcame concerns about global trade and recessionary fears during the first half of the period. Specifically, in the first quarter of 2020 the global outbreak of a novel coronavirus and subsequent containment efforts caused broad-based contraction in economic activity, elevated volatility and dislocation in the financial markets. By mid-March, the U.S. stock market entered bear-market territory less than a month after hitting an all-time high. Leisure travel stopped, and non-essential retailers were forced to close as states implemented social-distancing measures to help stall the spread of the virus and the disease is causes, COVID-19. However, stocks rebounded from late March through July on aggressive support for the financial markets by the U.S. Federal Reserve and plans for reopening the economy, as well as progress on potential treatments. Among the index’s industry components, automobile manufacturers (+110%) notched the strongest result the past 12 months. This was due to the strong performance of electric vehicle maker Tesla, which gained 490% as the company’s Model 3 reached record-breaking sales in China and the company produced four consecutive quarters of profit. Internet & direct market retail stocks (+60%), such as Amazon.com, benefited as the coronavirus pandemic accelerated a broader shift to e-commerce spending. Homebuilding (+36%) was boosted by continued low interest rates and positive housing data, while home-improvement retailers (+33%) such as Home Depot (+28%) and Lowe’s (+50%) rallied as consumers invested more money in their homes as they spent more time there amid the pandemic. Major laggards this year included department stores (-65%) and hotels, resorts & cruise lines (-43%), which suffered as non-essential businesses closed and global travel virtually halted in an effort to contain the spread of COVID-19.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
10

Fidelity® MSCI Consumer Discretionary Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Amazon.com, Inc.	24.4
The Home Depot, Inc.	8.0
Tesla, Inc.	6.0
McDonald's Corp.	4.3
NIKE, Inc. Class B	3.7
Lowe's Cos., Inc.	3.0
Starbucks Corp.	2.6
Booking Holdings, Inc.	2.3
The TJX Cos., Inc.	2.1
MercadoLibre, Inc.	1.8
58.2

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

11

Fidelity® MSCI Consumer Staples Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Consumer Staples Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Consumer Staples Index ETF – NAVA	7.74%	7.06%	8.89%
Fidelity MSCI Consumer Staples Index ETF – Market PriceB	7.65%	7.05%	8.68%
MSCI USA IMI Consumer Staples IndexA	7.95%	7.21%	9.04%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Consumer Staples Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Consumer Staples Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Consumer Staples Index and the S&P 500 Index performed over the same period.
12

Fidelity® MSCI Consumer Staples Index ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value returned 7.74%, trailing the 7.95% advance of the MSCI USA IMI Consumer Staples Index. The ETF’s market price gained 7.65% over the period, while the broad-based S&P 500® index returned 11.96%. Stocks were volatile, benefiting early on from continued economic expansion before plunging in the first quarter of 2020 when the global outbreak of the coronavirus and the disease it causes, COVID-19, led to a shutdown of economies worldwide. The broader market subsequently rebounded in the second quarter on the back of government stimulus and encouraging news about containment efforts to slow the spread of COVID-19. Within the MSCI sector index, household products (+16%) outperformed, helped by increased consumer demand. Standouts included Procter & Gamble (+15%), which represented about 15% of the index. The hypermarkets & super centers segment (+20%) benefited as the COVID-19 crisis pushed more consumers to shop in bulk. Among standouts were Walmart and Costco Wholesale (+20% each). The packaged foods & meats group (+8%) also gained, as growing consumer demand helped offset declining demand from restaurants, schools and sports venues that closed during the lockdowns. Conversely, weak on-premises sales held back the soft drinks (+2%) category, while continued regulatory headwinds hindered the tobacco (-3%) segment. Individual disappointments included Coca-Cola (-7%), about 10% of the sector index, and Altria Group (-5%), another large index component.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
13

Fidelity® MSCI Consumer Staples Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
The Procter & Gamble Co.	15.6
The Coca-Cola Co.	9.3
PepsiCo, Inc.	9.0
Walmart, Inc.	8.8
Costco Wholesale Corp.	6.9
Philip Morris International, Inc.	4.7
Mondelez International, Inc. Class A	3.9
Altria Group, Inc.	3.8
Colgate-Palmolive Co.	3.1
Kimberly-Clark Corp.	2.6
67.7

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

14

Fidelity® MSCI Energy Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Energy Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Energy Index ETF – NAVA	-39.28%	-10.34%	-10.47%
Fidelity MSCI Energy Index ETF – Market PriceB	-39.29%	-10.32%	-10.43%
MSCI USA IMI Energy IndexA	-39.30%	-10.26%	-10.40%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Energy Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Energy Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Energy Index and the S&P 500 Index performed over the same period.
15

Fidelity® MSCI Energy Index ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value produced a return of -39.28%, about in line with the -39.30% result of the MSCI USA IMI Energy Index. The ETF’s market price was -39.29% for the period, whereas the broad-based S&P 500® index rose 11.96%. The energy sector was by far the worst-performing of the 11 major equity market sectors in the S& P 500® Index the past 12 months. In the first quarter of 2020, energy stocks were pressured by sharply lower global demand for crude oil and natural gas amid the outbreak and global spread of a novel coronavirus and the disease it causes, COVID-19. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad global economic contraction, along with elevated uncertainty, volatility and dislocation in financial markets. Reduced demand for energy commodities resulted in lower pricing, which hindered the profitability and outlook for many energy companies. All industry groups within the sector experienced double-digit declines during the period. Oil & gas equipment & services (-51%) was the biggest detractor, as demand for drilling equipment and services plummeted. Here, energy services firm Schlumberger (-52%) was a key driver of the portfolio’s performance. The two largest industry segments – integrated oil & gas (-38%) and oil & gas exploration & production (-41%) stocks – also suffered from the sector’s weakened outlook. In the former category, Exxon Mobil (-40%) had a significant negative influence on the industry’s performance, while E&P company EOG Resources (-44%) hurt the latter group. Holding up only moderately better than the sector benchmark were the oil & gas storage & transportation (-32%) and oil & gas refining & marketing (-35%) groups. Among refining firms, Marathon Petroleum (-29%) and Valero Energy (-31%) contributed to the category’s performance this period.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
16

Fidelity® MSCI Energy Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Exxon Mobil Corp.	23.1
Chevron Corp.	20.5
ConocoPhillips	5.2
Kinder Morgan, Inc.	3.7
EOG Resources, Inc.	3.5
Phillips 66	3.5
Schlumberger Ltd.	3.3
Marathon Petroleum Corp.	3.2
The Williams Cos., Inc.	3.0
Valero Energy Corp.	3.0
72.0

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

17

Fidelity® MSCI Financials Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Financials Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Financials Index ETF – NAVA	-14.78%	5.11%	6.97%
Fidelity MSCI Financials Index ETF – Market PriceB	-14.84%	5.09%	7.00%
MSCI USA IMI Financials IndexA	-14.66%	5.22%	7.09%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Financials Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Financials Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Financials Index and the S&P 500 Index performed over the same period.
18

Fidelity® MSCI Financials Index ETF
Management’s Discussion of Fund Performance
For the 12 months ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value produced a return of -14.78%, versus the -14.66% return of the MSCI USA IMI Financials Index. The ETF’s market price returned -14.84% over the same period, while the broad-based S&P 500® index gained 11.96%. The COVID-19 pandemic brought with it lower interest rates and concerns about a possible surge in nonperforming loans, as civilian unemployment reached levels not seen since the Great Depression. These conditions represented headwinds for the profitability of banks, which make up a large part of the financial services sector. Diversified banks, the largest group in the MSCI index, returned about -24% during the period, while regional banks finished with a return of roughly -27%. Within the banking segment, Wells Fargo (-47%) was one of the weakest performers, as the company saw its path to a turnaround delayed by the pandemic. US Bancorp (-33%) also weighed on the ETF’s return. JPMorgan Chase (-13%) and Bank of America (-17%) fared somewhat better. Outside of banks, other weak segments included mortgage REITs (-34%), multi-line insurance (-32%) and consumer finance (-28%). Although most groups in the MSCI index recorded double-digit negative returns, one group posted a gain: asset management & custody banks (+5%). KKR (+36%), Blackrock (+27%) and T. Rowe Price Group (+26%) bolstered this group’s performance.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
19

Fidelity® MSCI Financials Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
JPMorgan Chase & Co.	9.1
Berkshire Hathaway, Inc. Class B	8.3
Bank of America Corp.	6.0
Citigroup, Inc.	3.2
Wells Fargo & Co.	2.9
BlackRock, Inc.	2.7
S&P Global, Inc.	2.6
The Goldman Sachs Group, Inc.	2.0
American Express Co.	1.9
CME Group, Inc.	1.8
40.5

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

20

Fidelity® MSCI Health Care Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Health Care Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Health Care Index ETF – NAVA	19.69%	8.79%	13.28%
Fidelity MSCI Health Care Index ETF – Market PriceB	19.60%	8.77%	13.15%
MSCI USA IMI Health Care IndexA	19.80%	8.89%	13.41%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Health Care Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Health Care Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Health Care Index and the S&P 500 Index performed over the same period.
21

Fidelity® MSCI Health Care Index ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value gained 19.69%, roughly in line with the 19.80% return of the MSCI USA IMI Health Care Index. The ETF’s market price gained 19.60% over the same time frame, while the broad-market S&P 500® index returned 11.96%. The sector benefited from higher demand late in period due to the anti-virus response. Secular trends, including an aging population, also supported many health care companies, as did solid business fundamentals, continued innovation and accelerating growth. Most of the groups within the MSCI health care index produced double-digit gains this period, including two of the largest industries: biotechnology and pharmaceuticals, which advanced 32% and 15%, respectively. These groups were beneficiaries of continued innovation and demand for life-saving drugs. As well, some biotech and pharma firms were at the forefront of the development of testing and treatments for the novel coronavirus. Standouts from these categories included AbbVie (+50%), a leader in biologics, focused on auto-immune, infectious and cardiovascular diseases that benefited from strong results for the its flagship arthritis treatment, Humira®, and the completion of its merger with Allergan in May. In addition, Amgen (+35%), which saw strong growth and demand for Prolia®, its treatment for osteoporosis, also performed well. Health care technology (+41%) was another strong-performing category, as health care providers increasingly turned to telemedicine companies, such as Teladoc Health, as the spread of the coronavirus escalated. Life science tools & services (+34%) also outpaced the broader sector, buoyed by companies such as Thermo-Fisher Scientific, a laboratory instrument manufacturing company that benefited partly by sales of the firm’s COVID-19 tests. The only industry to decline during the past year was health care facilities (-8%). This industry was negatively influenced by coronavirus outbreaks in nursing homes and long-term care facilities.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
22

Fidelity® MSCI Health Care Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Johnson & Johnson	8.1
UnitedHealth Group, Inc.	6.1
Pfizer, Inc.	4.5
Merck & Co., Inc.	4.3
Abbott Laboratories	3.7
AbbVie, Inc.	3.5
Thermo Fisher Scientific, Inc.	3.5
Amgen, Inc.	3.0
Bristol-Myers Squibb Co.	2.8
Eli Lilly & Co.	2.7
42.2

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

23

Fidelity® MSCI Industrials Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Industrials Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Industrials Index ETF – NAVA	-4.34%	7.99%	7.95%
Fidelity MSCI Industrials Index ETF – Market PriceB	-4.47%	7.96%	7.76%
MSCI USA IMI Industrials IndexA	-4.24%	8.10%	8.07%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Industrials Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Industrials Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Industrials Index and the S&P 500 Index performed over the same period.
24

Fidelity® MSCI Industrials Index ETF
Management’s Discussion of Fund Performance
For the 12 months ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value returned -4.34%, versus the -4.24% result of the MSCI USA IMI Industrials Index. The ETF’s market price returned -4.47% over the same period, while the broad-based S&P 500® index gained 11.96%. Industrials stocks roughly kept pace with an advancing broader equity market from the beginning of the period through mid-February. However, the sector notably lagged the S&P 500® thereafter because of the COVID-19 pandemic. Although it’s a relatively small component of the MSCI index, airlines (-56%) was, by far, the weakest-performing group, as social distancing and sheltering at home reduced air travel to a fraction of what it had been. Delta Air Lines (-58%) and American Airlines Group (-63%) were representative of the challenges faced by air carriers. Meanwhile, commercial aerospace stocks weighed down the aerospace & defense group (-24%). Index heavyweight Boeing (-53%) saw its value more than halved, as it simultaneously fought to get its 737 MAX airliner back into production and struggled under the weight of the pandemic. Industrial conglomerates (-16%) also did relatively poorly, with General Electric (-42%) explaining a lot of the weakness. On the flip side, research & consulting services (+20%), trading companies & distributors (+17%) and air freight & logistics (+15%) all outperformed. In the latter group, United Parcel Service (+23%) was a standout.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
25

Fidelity® MSCI Industrials Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Union Pacific Corp.	4.3
Honeywell International, Inc.	3.9
United Parcel Service, Inc. Class B	3.6
Lockheed Martin Corp.	3.5
3M Co.	3.1
Raytheon Technologies Corp.	3.1
The Boeing Co.	3.1
Caterpillar, Inc.	2.6
Illinois Tool Works, Inc.	2.1
CSX Corp.	2.0
31.3

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

26

Fidelity® MSCI Information Technology Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Information Technology Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Information Technology Index ETF – NAVA	36.99%	23.19%	21.55%
Fidelity MSCI Information Technology Index ETF – Market PriceB	36.93%	23.17%	21.66%
MSCI USA IMI Information Technology IndexA	37.13%	23.32%	21.67%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Information Technology Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Information Technology Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Information Technology Index and the S&P 500 Index performed over the same period.
27

Fidelity® MSCI Information Technology Index ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value gained 36.99%, roughly in line with the 37.13% advance of the MSCI USA IMI Information Technology Index. The ETF’s market price rose 36.93% over the same time frame, while the broad-market S&P 500® index increased 11.96%. Information technology finished the trailing 12-month period with the strongest performance among the 11 S&P 500® sectors. The COVID-19 pandemic accelerated a number of trends that benefited technology stocks, such as the migration of consumers to digital platforms, the shift of enterprises to cloud computing, and the growth in cashless transactions. Technology hardware, storage & peripherals (+89%) was, by far, the strongest group in the MSCI index, riding a strong gain from index heavyweight Apple (+102%). Investors were optimistic about the company’s prospects for diversifying its business to rely more on services and wearables, and less on iPhones. Three other groups also stood out for their strong showings: semiconductor equipment (+55%), systems software (+45%) and internet services & infrastructure (+43%). In systems software, the dominant influence was Microsoft (+52%), which saw healthy growth in both its Azure cloud business and its Office productivity suite. Conversely, communications equipment (-10%) was one of the weaker index categories. Subdued capital spending on communications equipment, partly due to the pandemic, but also because of merger talks between telecom carriers T-Mobile and Sprint – which officially joined forces on April 1 – was at work here. The IT consulting & other services group (+1%) and the data processing & outsourced services segment (+14%) also lagged the sector index.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
28

Fidelity® MSCI Information Technology Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Apple, Inc.	21.4
Microsoft Corp.	17.0
Visa, Inc. Class A	3.7
Mastercard, Inc. Class A	3.2
NVIDIA Corp.	3.0
PayPal Holdings, Inc.	2.5
Adobe, Inc.	2.5
Intel Corp.	2.3
Cisco Systems, Inc.	2.3
Salesforce.com, Inc.	1.9
59.8

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

29

Fidelity® MSCI Materials Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Materials Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Materials Index ETF – NAVA	3.28%	7.02%	6.17%
Fidelity MSCI Materials Index ETF – Market PriceB	3.04%	7.00%	5.96%
MSCI USA IMI Materials IndexA	3.38%	7.11%	6.25%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Materials Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Materials Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Materials Index and the S&P 500 Index performed over the same period.
30

Fidelity® MSCI Materials Index ETF
Management’s Discussion of Fund Performance
For the 12 months ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value advanced 3.28%, versus a 3.38% gain in the MSCI USA IMI Materials Index. The ETF’s market price rose 3.04% over the same period, while the broad-based S&P 500® index added 11.96%. Returns in the MSCI index by industry varied widely the past 12 months. Gold (+77%) advanced strongly, partly due to its defensive nature, as well as negative real interest rates in the U.S., which tend to correlate with investor interest in precious metals. Among gold stocks, Newmont (+91%) stood out to the upside. The lone silver stock in the index, Hecla Mining (+206%), also rose strongly. Elsewhere, forest products (+37%), industrial gases (+30%) and copper (+18%) all topped the MSCI index. Conversely, aluminum (-30%) struggled, partly because so much of this metal is used by commercial aerospace firms that faced severe economic challenges due to the coronavirus pandemic. Alcoa (-41%), the largest aluminum player in the index, performed poorly. Other weak segments included paper products (-25%), steel (-22%) and commodity chemicals (-16%). Specialty chemicals, by far the largest group in the index, recorded a return of -5%. Among the larger specialty chemicals firms in the MSCI index, Dupont de Nemours (-23%), Ecolab, (-6%) and PPG Industries (-6%) each lagged the industry return.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
31

Fidelity® MSCI Materials Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Linde PLC	14.9
Air Products & Chemicals, Inc.	7.2
Newmont Corp.	6.3
The Sherwin-Williams Co.	6.1
Ecolab, Inc.	5.4
DuPont de Nemours, Inc.	4.5
Dow, Inc.	3.5
PPG Industries, Inc.	2.9
Ball Corp.	2.7
Corteva, Inc.	2.4
55.9

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

32

Fidelity® MSCI Real Estate Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Real Estate Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Real Estate Index ETF – NAVA	-5.27%	5.65%	4.05%
Fidelity MSCI Real Estate Index ETF – Market PriceB	-5.29%	5.64%	3.77%
MSCI USA IMI Real Estate IndexA	-5.00%	5.79%	4.14%
S&P 500 IndexA	11.96%	11.49%	11.42%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Real Estate Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From February 2, 2015.
B	From February 5, 2015, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Real Estate Index ETF – NAV on February 2, 2015, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Real Estate Index and the S&P 500 Index performed over the same period.
33

Fidelity® MSCI Real Estate Index ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value returned -5.27% compared with -5.00% for the MSCI USA IMI Real Estate Index. The ETF’s market price returned -5.29% over the same time frame, while the broad-market S&P 500® index rose 11.96%. In an often-challenging market environment for real estate securities, most groups within the MSCI sector index lost significant ground. The weakest-performing categories tended to be those involving businesses that heavily depend on social interaction, which became severely limited in the COVID-19 pandemic. Hotel & resort and retail real estate investment trusts (REITs), for example, were particularly poor performers, returning about -48% and -40%, respectively. By far, the biggest individual detractor was mall owner Simon Property Group (-59%). In March, Simon announced the temporary closure of all its retail U.S. properties, a move the company would not begin to reverse until early May. Hotel REIT Host Hotels & Resorts (-36%) also significantly lagged the index. Several health care REITs also were meaningful detractors, led by Welltower (-32%) and Ventas (-38%), both of which were hampered by worries about a potential oversupply of senior housing properties. Investor concern about the impact of COVID-19 on demand for senior-housing facilities also appeared to weigh on both stocks. Various apartment REITs also struggled this period, most notably Equity Residential (-30%), AvalonBay Communities (-24%) and Essex Property Trust (-25%). On the positive side, meanwhile, were many real estate owners whose business models remained largely unaffected by social distancing efforts. For example, industrial REITs were particularly strong performers, benefiting from growth in e-commerce and demand for specialized warehouse space. Prologis (+33%) and Duke Realty (+23%) were two particularly strong-performing firms in this category. Wireless communications tower operators, including American Tower (+24%), Crown Castle International (+28%) and SBA Communications (+27%), along with data-center operators Equinix (+58%), Digital Realty (+44%) and CyrusOne (+49%), all benefited from growth in data consumption associated with more people working from home. Alexandria Real Estate Equity (+23%), an owner of laboratory space, also contributed this period.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
34

Fidelity® MSCI Real Estate Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
American Tower Corp.	10.3
Prologis, Inc.	6.9
Crown Castle International Corp.	6.2
Equinix, Inc.	4.9
Digital Realty Trust, Inc.	3.7
SBA Communications Corp.	3.2
Public Storage	2.8
Alexandria Real Estate Equities, Inc.	2.0
Welltower, Inc.	1.9
AvalonBay Communities, Inc.	1.9
43.8

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

35

Fidelity® MSCI Utilities Index ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® MSCI Utilities Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity MSCI Utilities Index ETF – NAVA	3.13%	10.34%	10.48%
Fidelity MSCI Utilities Index ETF – Market PriceB	3.15%	10.36%	10.34%
MSCI USA IMI Utilities IndexA	3.27%	10.49%	10.63%
S&P 500 IndexA	11.96%	11.49%	11.98%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Utilities Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 21, 2013.
B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Utilities Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Utilities Index and the S&P 500 Index performed over the same period.
36

Fidelity® MSCI Utilities Index ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund's (ETF) net asset value gained 3.12%, roughly in line with the 3.27% advance of the MSCI USA IMI Utilities Index. The ETF's market price rose 3.15% over the same time frame, while the broad-market S&P 500® index added 11.96%. Utilities stocks posted an absolute gain through January and declined less than the S&P 500® in March, as investors sought dividend-paying stocks amid market volatility brought on by economic fears caused by the coronavirus pandemic. Then, when other sectors rebounded strongly in April, May, June and July, aided by government stimulus, utilities stocks lagged in a risk-on environment. Renewable electricity (+26%) posted the strongest results among all utilities subindustries, as wind and solar energy project development continued and these power sources became more readily available for consumers. Water utilities (+19%), considered to be among the most-conservative groups within utilities, also rose solidly. Electric utilities (+6%), representing 58% of the MSCI sector index, delivered more-muted results, as the high-dividend-yielding, regulated companies within this group generally lagged the broader market, as investors turned to riskier assets. Within electric utilities, NextEra Energy (+38%), among the index’s largest components, gained notably. Conversely, multi-utilities (+1%), comprising 30% of the MSCI sector index, lagged the MSCI index for the 12 months. Independent power producers & energy traders (-5%) and gas utilities (-18%) also posted weak results.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
37

Fidelity® MSCI Utilities Index ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
NextEra Energy, Inc.	14.4
Dominion Energy, Inc.	7.1
Duke Energy Corp.	6.5
The Southern Co.	6.0
American Electric Power Co., Inc.	4.5
Exelon Corp.	3.9
Sempra Energy	3.8
Xcel Energy, Inc.	3.8
WEC Energy Group, Inc.	3.1
Eversource Energy	3.1
56.2

Industries as of July 31, 2020
* Includes short-term investments and net other assets.

38

Fidelity® MSCI Communication Services Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES – 13.8%
Alternative Carriers – 4.0%
Anterix, Inc. (a)	7,988	$ 348,117
Bandwidth, Inc. Class A (a)	12,543	1,815,975
CenturyLink, Inc.	360,621	3,479,993
Cogent Communications Holdings, Inc.	29,905	2,694,739
GCI Liberty, Inc. Class A (a)	42,322	3,317,622
Globalstar, Inc. (a)	480,237	187,148
Iridium Communications, Inc. (a)	84,109	2,303,745
Liberty Global PLC Class A (a)	103,187	2,415,092
Liberty Global PLC Class C (a)	149,917	3,412,111
Liberty Latin America Ltd. Class A (a)	32,146	330,461
Liberty Latin America Ltd. Class C (a)	79,820	816,559
Vonage Holdings Corp. (a)	163,727	1,956,538
		23,078,100
Integrated Telecommunication Services – 9.8%
AT&T, Inc.	798,339	23,614,868
ATN International, Inc.	8,014	461,847
Cincinnati Bell, Inc. (a)	31,223	468,657
Consolidated Communications Holdings, Inc.	50,427	368,117
Verizon Communications, Inc.	548,076	31,503,408
		56,416,897
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		79,494,997
ENTERTAINMENT – 17.3%
Interactive Home Entertainment – 5.8%
Activision Blizzard, Inc.	167,706	13,857,547
Electronic Arts, Inc. (a)	68,477	9,697,712
Glu Mobile, Inc. (a)	101,391	957,131
Take-Two Interactive Software, Inc. (a)	32,394	5,313,264
Zynga, Inc. Class A (a)	376,354	3,699,560
		33,525,214
Movies & Entertainment – 11.5%
AMC Entertainment Holdings, Inc. Class A	38,154	154,142
Cinemark Holdings, Inc.	79,461	940,024
IMAX Corp. (a)	37,248	420,530
Liberty Media Corp-Liberty Braves Class A (a)	6,363	120,324
Liberty Media Corp-Liberty Braves Class C (a)	24,373	454,557
Liberty Media Corp-Liberty Formula One Class C (a)	84,507	2,994,928
Lions Gate Entertainment Corp. Class A (a)	42,488	325,458
Lions Gate Entertainment Corp. Class B (a)	82,940	589,703
Live Nation Entertainment, Inc. (a)	63,976	2,994,717

	Shares	Value

Madison Square Garden Entertainment Corp. (a)	11,080	$ 785,129
Madison Square Garden Sports Corp. Class A (a)	11,004	1,691,205
Netflix, Inc. (a)	51,259	25,059,500
Roku, Inc. (a)	30,342	4,699,672
The Marcus Corp.	14,985	206,943
The Walt Disney Co.	202,147	23,639,070
World Wrestling Entertainment, Inc. Class A	32,782	1,527,969
		66,603,871
TOTAL ENTERTAINMENT		100,129,085
INTERACTIVE MEDIA & SERVICES – 45.9%
Interactive Media & Services – 45.9%
Alphabet, Inc. Class A (a)	41,450	61,675,527
Alphabet, Inc. Class C (a)	42,679	63,291,250
ANGI Homeservices, Inc. Class A (a)	54,291	857,255
Cargurus, Inc. (a)	58,731	1,696,739
Cars.com, Inc. (a)	48,226	391,595
Eventbrite, Inc. Class A (a)	33,992	289,612
EverQuote, Inc. Class A (a)	4,950	269,527
Facebook, Inc. Class A (a)	395,589	100,349,062
IAC/InterActiveCorp (a)	20,138	2,666,674
Liberty TripAdvisor Holdings, Inc. Class A (a)	52,851	131,070
Match Group, Inc. (a)	78,119	8,022,821
Pinterest, Inc. Class A (a)	149,974	5,142,608
QuinStreet, Inc. (a)	33,753	394,066
Snap, Inc. Class A (a)	246,211	5,520,051
TripAdvisor, Inc.	74,692	1,511,019
TrueCar, Inc. (a)	68,835	258,820
Twitter, Inc. (a)	192,152	6,994,333
Yelp, Inc. (a)	50,970	1,273,231
Zillow Group, Inc. Class C (a)	64,985	4,444,324
TOTAL INTERACTIVE MEDIA & SERVICES		265,179,584
MEDIA – 19.1%
Advertising – 1.6%
Boston Omaha Corp. Class A (a)	10,948	174,073
Cardlytics, Inc. (a)	16,409	1,089,886
Clear Channel Outdoor Holdings, Inc. (a)	256,954	235,498
National CineMedia, Inc.	48,343	119,407
Omnicom Group, Inc.	68,975	3,706,027
TechTarget, Inc. (a)	16,895	613,120
The Interpublic Group of Cos., Inc.	168,182	3,035,685
		8,973,696
Broadcasting – 3.9%
AMC Networks, Inc. Class A (a)	29,849	689,512
Discovery, Inc. Class A (a)	103,832	2,190,855

See accompanying notes which are an integral part of the financial statements.
39

Fidelity® MSCI Communication Services Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
MEDIA – continued
Broadcasting – continued
Discovery, Inc. Class C (a)	143,281	$ 2,715,175
Fox Corp. Class A	119,023	3,067,223
Fox Corp. Class B (a)	88,890	2,290,695
Gray Television, Inc. (a)	63,065	904,352
Hemisphere Media Group, Inc. (a)	11,690	102,872
iHeartMedia, Inc. Class A (a)	41,334	345,552
Nexstar Media Group, Inc. Class A	28,765	2,521,252
Sinclair Broadcast Group, Inc. Class A	45,221	931,553
TEGNA, Inc.	145,924	1,718,985
The E.W. Scripps Co. Class A	35,346	402,237
ViacomCBS, Inc. Class B	180,810	4,713,717
		22,593,980
Cable & Satellite – 12.2%
Altice USA, Inc. Class A (a)	124,113	3,349,810
Cable One, Inc.	1,926	3,510,250
Charter Communications, Inc. Class A (a)	32,854	19,055,320
Comcast Corp. Class A	605,072	25,897,082
DISH Network Corp. Class A (a)	102,525	3,292,078
Liberty Broadband Corp. Class A (a)	17,171	2,318,257
Liberty Broadband Corp. Class C (a)	32,072	4,402,523
Liberty Media Corp-Liberty SiriusXM Class A (a)	61,685	2,146,021
Liberty Media Corp-Liberty SiriusXM Class C (a)	78,819	2,757,877
Loral Space & Communications Ltd. (a)	8,340	151,538
MSG Networks, Inc. Class A (a)	30,370	289,426
Sirius XM Holdings, Inc.	524,331	3,083,066
WideOpenWest, Inc. (a)	35,321	192,853
		70,446,101
Publishing – 1.4%
John Wiley & Sons, Inc. Class A	31,650	1,070,719
Meredith Corp.	29,082	417,618

	Shares	Value

News Corp. Class A	212,206	$ 2,699,260
Scholastic Corp.	21,019	502,985
The New York Times Co. Class A	71,331	3,291,212
Tribune Publishing Co.	8,998	87,731
		8,069,525
TOTAL MEDIA		110,083,302
WIRELESS TELECOMMUNICATION SERVICES – 3.7%
Wireless Telecommunication Services – 3.7%
Boingo Wireless, Inc. (a)	29,618	427,980
Shenandoah Telecommunications Co.	33,495	1,683,794
Telephone & Data Systems, Inc.	69,115	1,342,213
T-Mobile US, Inc. (a)	163,381	17,543,852
United States Cellular Corp. (a)	9,260	274,744
TOTAL WIRELESS TELECOMMUNICATION SERVICES		21,272,583
TOTAL COMMON STOCKS (Cost $503,783,036)		576,159,551
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $708,000)	708,000	708,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $504,491,036)		576,867,551
NET OTHER ASSETS (LIABILITIES) – 0.1%		841,359
NET ASSETS – 100.0%		$ 577,708,910

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts	1	September 2020	$ 186,050	$ 11,918	$ 11,918
CME E-mini S&P Communication Services Select Sector Index Contracts	17	September 2020	1,289,025	48,666	48,666
Total Equity Index Contracts					$ 60,584
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
See accompanying notes which are an integral part of the financial statements.
40

Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 576,159,551	$ 576,159,551	$ —	$ —
Money Market Funds	708,000	708,000	—	—
Total Investments in Securities:	$ 576,867,551	$ 576,867,551	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 60,584	$ 60,584	$ —	$ —
Total Assets	$ 60,584	$ 60,584	$ —	$ —
Total Derivative Instruments:	$ 60,584	$ 60,584	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$60,584	$0
Total Equity Risk	60,584	0
Total Value of Derivatives	$60,584	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
41

Fidelity® MSCI Consumer Discretionary Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.4%
	Shares	Value
AUTO COMPONENTS – 1.9%
Auto Parts & Equipment – 1.9%
Adient PLC (a)	1,645	$ 27,373
American Axle & Manufacturing Holdings, Inc. (a)	35,440	250,206
Aptiv PLC	61,566	4,786,756
Autoliv, Inc.	19,005	1,235,895
BorgWarner, Inc.	47,356	1,733,230
Dana, Inc.	59,010	674,484
Delphi Technologies PLC (a)	24,804	371,812
Dorman Products, Inc. (a)	6,335	517,886
Fox Factory Holding Corp. (a)	8,824	785,336
Garrett Motion, Inc. (a)	48,766	286,744
Gentex Corp.	87,819	2,370,235
Gentherm, Inc. (a)	7,544	292,481
LCI Industries	5,728	720,582
Lear Corp.	13,165	1,453,153
Standard Motor Products, Inc.	4,694	213,483
Stoneridge, Inc. (a)	5,965	123,595
Tenneco, Inc. Class A (a)	9	67
Veoneer, Inc. (a)	24,270	243,914
Visteon Corp. (a)	6,439	467,536
		16,554,768
Tires & Rubber – 0.0%
Cooper Tire & Rubber Co.	11,522	357,873
The Goodyear Tire & Rubber Co.	6,565	59,151
		417,024
TOTAL AUTO COMPONENTS		16,971,792
AUTOMOBILES – 7.8%
Automobile Manufacturers – 7.7%
Ford Motor Co.	918,640	6,072,210
General Motors Co.	308,666	7,682,697
Tesla, Inc. (a)	36,872	52,754,983
Thor Industries, Inc.	12,666	1,443,797
Winnebago Industries, Inc.	7,323	442,382
		68,396,069
Motorcycle Manufacturers – 0.1%
Harley-Davidson, Inc.	34,758	904,751
TOTAL AUTOMOBILES		69,300,820
DISTRIBUTORS – 1.4%
Distributors – 1.4%
Core-Mark Holding Co., Inc.	10,434	276,710
Genuine Parts Co.	33,388	3,009,928
LKQ Corp. (a)	66,963	1,887,687
Pool Corp.	22,911	7,255,914
TOTAL DISTRIBUTORS		12,430,239

	Shares	Value
DIVERSIFIED CONSUMER SERVICES – 1.5%
Education Services – 0.9%
Adtalem Global Education, Inc. (a)	12,134	$ 416,681
American Public Education, Inc. (a)	3,522	102,525
Bright Horizons Family Solutions, Inc. (a)	13,345	1,431,118
Chegg, Inc. (a)	33,003	2,672,253
Graham Holdings Co. Class B	1,270	505,930
Grand Canyon Education, Inc. (a)	11,032	978,980
K12, Inc. (a)	17,794	814,787
Laureate Education, Inc. Class A (a)	30,556	387,450
Perdoceo Education Corp. (a)	16,095	231,768
Strategic Education, Inc.	5,032	635,089
		8,176,581
Specialized Consumer Services – 0.6%
Carriage Services, Inc.	3,871	85,588
Frontdoor, Inc. (a)	19,566	821,674
H&R Block, Inc.	44,802	649,629
OneSpaWorld Holdings Ltd.	682	3,792
Regis Corp. (a)	5,700	43,776
Service Corp. International	41,475	1,798,356
ServiceMaster Global Holdings, Inc. (a)	31,127	1,272,783
WW International, Inc. (a)	10,829	279,172
		4,954,770
TOTAL DIVERSIFIED CONSUMER SERVICES		13,131,351
HOTELS, RESTAURANTS & LEISURE – 14.5%
Casinos & Gaming – 1.5%
Accel Entertainment, Inc. (a)	9,874	78,893
Boyd Gaming Corp.	38,210	904,431
Caesars Entertainment, Inc. (a)	33,705	1,046,540
Churchill Downs, Inc.	8,170	1,131,708
Everi Holdings, Inc. (a)	70,359	399,639
Las Vegas Sands Corp.	78,877	3,442,192
MGM Resorts International	132,234	2,127,645
Monarch Casino & Resort, Inc. (a)	3,502	126,737
Penn National Gaming, Inc. (a)	28,887	977,825
Red Rock Resorts, Inc. Class A	47,514	520,754
Scientific Games Corp. Class A (a)	24,391	428,550
Twin River Worldwide Holdings, Inc.	11,117	239,683
Wynn Resorts Ltd.	26,344	1,908,096
		13,332,693
Hotels, Resorts & Cruise Lines – 2.0%
Carnival Corp.	6,257	86,847
Choice Hotels International, Inc.	8,317	698,961
Extended Stay America, Inc.	40,683	464,193
Hilton Grand Vacations, Inc. (a)	36,291	736,707
Hilton Worldwide Holdings, Inc.	63,663	4,777,908
Lindblad Expeditions Holdings, Inc. (a)	35,127	254,671

See accompanying notes which are an integral part of the financial statements.
42

Common Stocks – continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE – continued
Hotels, Resorts & Cruise Lines – continued
Marriott International, Inc. Class A	63,245	$ 5,301,512
Marriott Vacations Worldwide Corp.	10,291	871,236
Norwegian Cruise Line Holdings Ltd. (a)	1,101	15,018
Playa Hotels & Resorts N.V. (a)	1,061	3,851
Royal Caribbean Cruises Ltd.	48,637	2,369,108
Wyndham Destinations, Inc.	31,535	838,831
Wyndham Hotels & Resorts, Inc.	21,361	943,302
		17,362,145
Leisure Facilities – 0.3%
Planet Fitness, Inc. Class A (a)	18,045	941,949
SeaWorld Entertainment, Inc. (a)	30,438	440,438
Six Flags Entertainment Corp.	1,229	21,372
Vail Resorts, Inc.	9,252	1,776,662
		3,180,421
Restaurants – 10.7%
Aramark	57,599	1,216,491
BJ's Restaurants, Inc.	154	3,089
Bloomin' Brands, Inc.	33,889	390,401
Brinker International, Inc.	19,004	511,018
Chipotle Mexican Grill, Inc. (a)	9,830	11,355,223
Cracker Barrel Old Country Store, Inc.	5,636	622,609
Darden Restaurants, Inc.	29,506	2,239,505
Dave & Buster's Entertainment, Inc.	402	4,961
Denny's Corp. (a)	34,735	308,620
Dine Brands Global, Inc.	8,480	385,246
Domino's Pizza, Inc.	11,114	4,296,784
Dunkin' Brands Group, Inc.	18,940	1,301,746
El Pollo Loco Holdings, Inc. (a)	4,396	86,865
Jack in the Box, Inc.	4,934	405,131
McDonald's Corp.	193,634	37,619,214
Papa John's International, Inc.	6,651	629,650
Ruth's Hospitality Group, Inc.	168	1,125
Shake Shack, Inc. Class A (a)	7,109	345,142
Starbucks Corp.	298,722	22,861,195
Texas Roadhouse, Inc.	15,131	850,211
The Cheesecake Factory, Inc.	9,717	233,208
The Wendy's Co.	43,506	1,008,469
Wingstop, Inc.	6,737	1,052,656
Yum! Brands, Inc.	69,043	6,286,365
		94,014,924
TOTAL HOTELS, RESTAURANTS & LEISURE		127,890,183
HOUSEHOLD DURABLES – 4.8%
Consumer Electronics – 1.0%
Garmin Ltd.	76,867	7,578,318
GoPro, Inc. Class A (a)	27,689	146,475
Sonos, Inc. (a)	82,988	1,327,808

	Shares	Value

Universal Electronics, Inc. (a)	3,190	$ 146,963
		9,199,564
Home Furnishings – 0.5%
Ethan Allen Interiors, Inc.	16,811	199,042
La-Z-Boy, Inc.	10,567	300,737
Leggett & Platt, Inc.	30,024	1,203,662
Mohawk Industries, Inc. (a)	16,755	1,337,887
Tempur Sealy International, Inc. (a)	13,522	1,094,606
		4,135,934
Homebuilding – 2.7%
Cavco Industries, Inc. (a)	1,897	380,026
Century Communities, Inc. (a)	6,427	228,930
D.R. Horton, Inc.	79,877	5,284,662
Green Brick Partners, Inc. (a)	5,773	79,667
Installed Building Products, Inc. (a)	5,489	434,235
KB Home	18,508	622,609
Lennar Corp. Class A	63,075	4,563,476
LGI Homes, Inc. (a)	4,946	564,388
M.D.C. Holdings, Inc.	12,277	550,378
M/I Homes, Inc. (a)	6,552	272,760
Meritage Homes Corp. (a)	8,740	866,833
NVR, Inc. (a)	802	3,151,980
PulteGroup, Inc.	61,962	2,701,543
Skyline Champion Corp. (a)	11,706	330,460
Taylor Morrison Home Corp. (a)	29,312	687,367
Toll Brothers, Inc.	28,587	1,092,024
TopBuild Corp. (a)	7,707	1,016,708
TRI Pointe Group, Inc. (a)	31,224	522,065
		23,350,111
Household Appliances – 0.4%
Helen of Troy Ltd. (a)	5,758	1,083,943
iRobot Corp. (a)	6,535	475,029
Whirlpool Corp.	14,390	2,347,297
		3,906,269
Housewares & Specialties – 0.2%
Newell Brands, Inc.	92,304	1,513,785
TOTAL HOUSEHOLD DURABLES		42,105,663
INTERNET & DIRECT MARKETING RETAIL – 34.2%
Internet & Direct Marketing Retail – 34.2%
1-800-FLOWERS.com, Inc. Class A (a)	5,728	161,816
Amazon.com, Inc. (a)	68,095	215,498,885
Booking Holdings, Inc. (a)	12,067	20,056,923
eBay, Inc.	261,601	14,461,303
Etsy, Inc. (a)	56,211	6,654,258
Expedia Group, Inc.	45,719	3,703,696
Groupon, Inc. (a)	15,289	234,686
GrubHub, Inc. (a)	61,196	4,420,799
Lands' End, Inc. (a)	17,066	147,109
See accompanying notes which are an integral part of the financial statements.
43

Fidelity® MSCI Consumer Discretionary Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
INTERNET & DIRECT MARKETING RETAIL – continued
Internet & Direct Marketing Retail – continued
Magnite, Inc. (a)	22,089	$ 132,644
MercadoLibre, Inc. (a)	14,223	15,995,470
Overstock.com, Inc. (a)	32,811	2,480,183
PetMed Express, Inc.	26,747	834,506
Quotient Technology, Inc. (a)	17,352	138,990
Qurate Retail, Inc. Class A (a)	88,755	968,317
Revolve Group, Inc. (a)	7,707	126,164
Shutterstock, Inc.	33,386	1,814,195
Stamps.com, Inc. (a)	16,824	4,378,951
Stitch Fix, Inc. Class A (a)	12,063	267,195
The RealReal, Inc. (a)	67,087	915,067
Wayfair, Inc. Class A (a)	29,206	7,771,425
TOTAL INTERNET & DIRECT MARKETING RETAIL		301,162,582
LEISURE PRODUCTS – 1.0%
Leisure Products – 1.0%
Acushnet Holdings Corp.	8,626	328,219
Brunswick Corp.	18,235	1,221,380
Callaway Golf Co.	28,176	536,753
Hasbro, Inc.	29,817	2,169,485
Johnson Outdoors, Inc. Class A	1,407	123,197
Malibu Boats, Inc. Class A (a)	4,716	277,207
Mattel, Inc. (a)	79,604	884,401
Polaris, Inc.	13,280	1,376,206
Smith & Wesson Brands, Inc. (a)	12,637	301,898
Sturm Ruger & Co., Inc.	4,006	325,968
Vista Outdoor, Inc. (a)	13,281	227,769
YETI Holdings, Inc. (a)	16,907	826,583
TOTAL LEISURE PRODUCTS		8,599,066
MEDIA – 0.0%
Broadcasting – 0.0%
Media General, Inc. (a)(b)	7,026	0
MULTILINE RETAIL – 4.3%
Department Stores – 0.0%
Dillard's, Inc. Class A	72	1,696
Kohl's Corp.	2,728	51,941
Macy's, Inc.	8,198	49,680
Nordstrom, Inc.	240	3,285
		106,602
General Merchandise Stores – 4.3%
Big Lots, Inc.	8,959	352,447
Dollar General Corp.	81,271	15,473,999
Dollar Tree, Inc. (a)	54,335	5,072,172
Ollie's Bargain Outlet Holdings, Inc. (a)	13,133	1,380,278

	Shares	Value

Target Corp.	125,589	$ 15,809,144
		38,088,040
TOTAL MULTILINE RETAIL		38,194,642
SPECIALTY RETAIL – 21.3%
Apparel Retail – 3.8%
Abercrombie & Fitch Co. Class A	25,406	244,660
American Eagle Outfitters, Inc.	48,162	481,620
Boot Barn Holdings, Inc. (a)	19,647	380,366
Burlington Stores, Inc. (a)	15,197	2,857,036
Designer Brands, Inc. Class A	494	2,920
Foot Locker, Inc.	27,960	821,744
Genesco, Inc. (a)	60	933
Guess?, Inc.	40,915	423,061
L Brands, Inc.	6,978	170,333
Ross Stores, Inc.	82,386	7,387,553
Shoe Carnival, Inc.	7,966	195,565
The Buckle, Inc.	6,779	108,667
The Cato Corp. Class A	24,414	175,537
The Children's Place, Inc.	60	1,465
The Gap, Inc.	72,893	974,579
The TJX Cos., Inc.	359,898	18,711,097
Urban Outfitters, Inc. (a)	17,025	281,593
Zumiez, Inc. (a)	4,728	109,217
		33,327,946
Automotive Retail – 3.3%
Advance Auto Parts, Inc.	15,877	2,383,773
America's Car-Mart, Inc. (a)	1,424	135,508
Asbury Automotive Group, Inc. (a)	4,430	443,664
AutoNation, Inc. (a)	13,340	684,876
AutoZone, Inc. (a)	5,402	6,522,483
Camping World Holdings, Inc. Class A	7,278	266,520
CarMax, Inc. (a)	37,482	3,634,630
Carvana Co. (a)	16,854	2,611,527
Group 1 Automotive, Inc.	7,702	647,122
Lithia Motors, Inc. Class A	5,192	1,189,747
Monro, Inc.	7,619	428,950
Murphy USA, Inc. (a)	6,647	880,129
O'Reilly Automotive, Inc. (a)	17,170	8,196,615
Penske Automotive Group, Inc.	9,077	406,831
Sonic Automotive, Inc. Class A	5,254	200,282
		28,632,657
Computer & Electronics Retail – 0.6%
Best Buy Co., Inc.	53,443	5,322,388
GameStop Corp. Class A (a)	132	529
Rent-A-Center, Inc.	11,292	326,565
		5,649,482

See accompanying notes which are an integral part of the financial statements.
44

Common Stocks – continued
	Shares	Value
SPECIALTY RETAIL – continued
Home Improvement Retail – 11.3%
Floor & Decor Holdings, Inc. Class A (a)	34,582	$ 2,278,954
Lowe's Cos., Inc.	175,924	26,196,843
The Home Depot, Inc.	267,070	70,904,414
		99,380,211
Homefurnishing Retail – 0.4%
Aarons, Inc.	18,233	951,398
Bed Bath & Beyond, Inc.	2,249	24,334
Haverty Furniture Companies, Inc.	3,924	55,799
RH (a)	3,480	1,000,256
Sleep Number Corp. (a)	6,352	295,368
Williams-Sonoma, Inc.	17,762	1,547,426
		3,874,581
Specialty Stores – 1.9%
Dick's Sporting Goods, Inc.	14,587	665,459
Five Below, Inc. (a)	12,766	1,390,345
Hibbett Sports, Inc. (a)	3,955	91,716
MarineMax, Inc. (a)	4,940	137,036
National Vision Holdings, Inc. (a)	18,390	588,296
Sally Beauty Holdings, Inc. (a)	26,805	311,206
Signet Jewelers Ltd.	972	10,439
The Michaels Cos., Inc. (a)	1,131	8,121
The ODP Corp.	11,687	257,932
Tiffany & Co., Inc.	25,017	3,136,131
Tractor Supply Co.	54,529	7,783,469
Ulta Beauty, Inc. (a)	12,452	2,403,112
Winmark Corp.	661	105,086
		16,888,348
TOTAL SPECIALTY RETAIL		187,753,225
TEXTILES, APPAREL & LUXURY GOODS – 6.7%
Apparel, Accessories & Luxury Goods – 2.6%
Capri Holdings Ltd. (a)	2,281	34,169
Carter's, Inc.	10,064	792,238
Columbia Sportswear Co.	6,958	527,695
G-III Apparel Group Ltd. (a)	224	2,215
Hanesbrands, Inc.	85,334	1,205,769
Kontoor Brands, Inc. (a)	23,822	456,430
Levi Strauss & Co. Class A	22,224	270,244

	Shares	Value

Lululemon Athletica, Inc. (a)	41,806	$ 13,611,616
Oxford Industries, Inc.	13,438	577,028
PVH Corp.	1,141	55,521
Ralph Lauren Corp.	13,087	933,103
Tapestry, Inc.	4,452	59,479
Under Armour, Inc. Class A (a)	4,458	46,898
Under Armour, Inc. Class C (a)	4,894	46,444
VF Corp.	77,009	4,648,263
		23,267,112
Footwear – 4.1%
Crocs, Inc. (a)	15,647	562,353
Deckers Outdoor Corp. (a)	6,402	1,339,619
NIKE, Inc. Class B	329,946	32,206,029
Skechers U.S.A., Inc. Class A (a)	30,716	899,365
Steven Madden Ltd.	24,558	520,138
Wolverine World Wide, Inc.	21,054	506,138
		36,033,642
TOTAL TEXTILES, APPAREL & LUXURY GOODS		59,300,754
TOTAL COMMON STOCKS (Cost $699,309,208)		876,840,317
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (c) (Cost $1,620,000)	1,620,000	1,620,000
TOTAL INVESTMENT IN SECURITIES – 99.6% (Cost $700,929,208)		878,460,317
NET OTHER ASSETS (LIABILITIES) – 0.4%		3,128,652
NET ASSETS – 100.0%		$ 881,588,969

Legend
(a)	Non-income producing.
(b)	Level 3 security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
See accompanying notes which are an integral part of the financial statements.
45

Fidelity® MSCI Consumer Discretionary Index ETF
Schedule of Investments–continued
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts	2	September 2020	$ 147,780	$ 3,589	$ 3,589
CME E-mini S&P Consumer Discretionary Select Sector Index Contracts	12	September 2020	1,656,240	52,815	52,815
Total Equity Index Contracts					$ 56,404
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 876,840,317	$ 876,840,317	$ —	$ —
Money Market Funds	1,620,000	1,620,000	—	—
Total Investments in Securities:	$ 878,460,317	$ 878,460,317	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 56,404	$ 56,404	$ —	$ —
Total Assets	$ 56,404	$ 56,404	$ —	$ —
Total Derivative Instruments:	$ 56,404	$ 56,404	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$56,404	$0
Total Equity Risk	56,404	0
Total Value of Derivatives	$56,404	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
46

Fidelity® MSCI Consumer Staples Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
BEVERAGES – 24.0%
Brewers – 0.8%
Molson Coors Brewing Co. Class B	75,887	$2,847,280
The Boston Beer Co., Inc. Class A (a)	3,190	2,585,304
		5,432,584
Distillers & Vintners – 2.7%
Brown-Forman Corp. Class B	110,778	7,681,346
Constellation Brands, Inc. Class A	57,970	10,330,254
MGP Ingredients, Inc.	6,402	232,201
		18,243,801
Soft Drinks – 20.5%
Coca-Cola Bottling Co. Consolidated	1,640	376,479
Keurig Dr Pepper, Inc.	122,815	3,756,911
Monster Beverage Corp. (a)	133,370	10,466,878
National Beverage Corp. (a)	3,815	244,732
PepsiCo, Inc.	443,143	61,003,065
The Coca-Cola Co.	1,334,164	63,025,907
		138,873,972
TOTAL BEVERAGES		162,550,357
FOOD & STAPLES RETAILING – 21.4%
Drug Retail – 1.5%
Rite Aid Corp. (a)	17,869	270,894
Walgreens Boots Alliance, Inc.	248,695	10,124,373
		10,395,267
Food Distributors – 1.8%
Performance Food Group Co. (a)	42,835	1,200,237
SpartanNash Co.	12,602	264,957
Sysco Corp.	160,251	8,469,265
The Andersons, Inc.	12,139	172,617
The Chefs' Warehouse, Inc. (a)	10,253	118,217
United Natural Foods, Inc. (a)	17,538	348,129
US Foods Holding Corp. (a)	76,072	1,544,262
		12,117,684
Food Retail – 2.0%
Casey's General Stores, Inc.	12,636	2,011,525
Grocery Outlet Holding Corp. (a)	22,101	972,223
Ingles Markets, Inc. Class A	4,405	177,301
Sprouts Farmers Market, Inc. (a)	38,528	1,016,369
The Kroger Co.	263,617	9,171,236
Village Super Market, Inc. Class A	2,812	71,003
Weis Markets, Inc.	5,731	285,518
		13,705,175
Hypermarkets & Super Centers – 16.1%
BJ's Wholesale Club Holdings, Inc. (a)	44,993	1,801,970
Costco Wholesale Corp.	144,781	47,130,559
PriceSmart, Inc.	8,079	528,124

	Shares	Value

Walmart, Inc.	461,395	$ 59,704,513
		109,165,166
TOTAL FOOD & STAPLES RETAILING		145,383,292
FOOD PRODUCTS – 18.4%
Agricultural Products – 2.2%
Archer-Daniels-Midland Co.	193,655	8,294,244
Bunge Ltd.	52,746	2,291,286
Darling Ingredients, Inc. (a)	58,441	1,632,257
Fresh Del Monte Produce, Inc.	10,231	231,016
Ingredion, Inc.	26,246	2,270,279
		14,719,082
Packaged Foods & Meats – 16.2%
B&G Foods, Inc.	23,206	670,885
Beyond Meat, Inc. (a)	8,066	1,015,509
Calavo Growers, Inc.	5,479	316,522
Cal-Maine Foods, Inc. (a)	10,072	442,614
Campbell Soup Co.	61,625	3,054,751
Conagra Brands, Inc.	161,684	6,055,066
Flowers Foods, Inc.	70,784	1,610,336
Freshpet, Inc. (a)	12,995	1,248,170
General Mills, Inc.	201,683	12,760,483
Hormel Foods Corp.	97,396	4,953,560
Hostess Brands, Inc. (a)	45,066	571,437
J&J Snack Foods Corp.	4,962	610,971
John B Sanfilippo & Son, Inc.	3,368	296,957
Kellogg Co.	87,266	6,020,481
Lamb Weston Holdings, Inc.	47,886	2,876,991
Lancaster Colony Corp.	6,312	1,001,020
Landec Corp. (a)	8,604	81,222
McCormick & Co., Inc. (non-vtg.)	41,598	8,107,450
Mondelez International, Inc. Class A	480,506	26,663,278
Pilgrim's Pride Corp. (a)	20,451	313,923
Post Holdings, Inc. (a)	23,727	2,105,534
Sanderson Farms, Inc.	6,560	731,407
Seaboard Corp.	95	256,809
The Hain Celestial Group, Inc. (a)	28,056	953,343
The Hershey Co.	50,741	7,378,249
The JM Smucker Co.	39,138	4,279,740
The Kraft Heinz Co.	225,100	7,738,938
The Simply Good Foods Co. (a)	29,995	721,080
Tootsie Roll Industries, Inc.	5,756	182,465
TreeHouse Foods, Inc. (a)	19,529	855,761
Tyson Foods, Inc. Class A	99,797	6,132,526
		110,007,478
TOTAL FOOD PRODUCTS		124,726,560
HOUSEHOLD PRODUCTS – 24.4%
Household Products – 24.4%
Central Garden and Pet Co. (a)	3,200	121,152

See accompanying notes which are an integral part of the financial statements.
47

Fidelity® MSCI Consumer Staples Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
HOUSEHOLD PRODUCTS – continued
Household Products – continued
Central Garden and Pet Co. Class A (a)	13,172	$ 456,410
Church & Dwight Co., Inc.	84,216	8,112,527
Colgate-Palmolive Co.	274,511	21,192,249
Energizer Holdings, Inc.	21,992	1,102,459
Kimberly-Clark Corp.	116,226	17,671,001
Spectrum Brands Holdings, Inc.	16,445	890,661
The Clorox Co.	41,588	9,835,978
The Procter & Gamble Co.	804,918	105,540,848
WD-40 Co.	4,492	882,903
TOTAL HOUSEHOLD PRODUCTS		165,806,188
PERSONAL PRODUCTS – 2.9%
Personal Products – 2.9%
BellRing Brands, Inc. Class A (a)	14,230	282,750
Coty, Inc. Class A	102,680	380,943
Edgewell Personal Care Co. (a)	16,908	505,380
elf Beauty, Inc. (a)	13,217	236,056
Herbalife Nutrition Ltd. (a)	32,796	1,680,467
Inter Parfums, Inc.	5,673	231,969
Medifast, Inc.	3,504	585,624
Nu Skin Enterprises, Inc. Class A	19,240	862,914
The Estee Lauder Cos., Inc. Class A	72,938	14,408,172
USANA Health Sciences, Inc. (a)	4,239	344,122
TOTAL PERSONAL PRODUCTS		19,518,397
TOBACCO – 8.7%
Tobacco – 8.7%
Altria Group, Inc.	623,967	25,676,242

	Shares	Value

Philip Morris International, Inc.	415,148	$ 31,887,518
Turning Point Brands, Inc.	6,986	229,699
Universal Corp.	17,236	726,670
Vector Group Ltd.	49,618	437,631
TOTAL TOBACCO		58,957,760
TOTAL COMMON STOCKS (Cost $636,035,162)		676,942,554
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $800,000)	800,000	800,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $636,835,162)		677,742,554
NET OTHER ASSETS (LIABILITIES) – 0.1%		906,186
NET ASSETS – 100.0%		$ 678,648,740

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Consumer Staples Select Sector Index Contracts	26	September 2020	$1,633,840	$42,303	$42,303
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
See accompanying notes which are an integral part of the financial statements.
48

Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 676,942,554	$ 676,942,554	$ —	$ —
Money Market Funds	800,000	800,000	—	—
Total Investments in Securities:	$ 677,742,554	$ 677,742,554	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 42,303	$ 42,303	$ —	$ —
Total Assets	$ 42,303	$ 42,303	$ —	$ —
Total Derivative Instruments:	$ 42,303	$ 42,303	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$42,303	$0
Total Equity Risk	42,303	0
Total Value of Derivatives	$42,303	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
49

Fidelity® MSCI Energy Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.6%
	Shares	Value
ENERGY EQUIPMENT & SERVICES – 9.1%
Oil & Gas Drilling – 0.5%
Helmerich & Payne, Inc.	64,192	$ 1,144,544
Patterson-UTI Energy, Inc.	108,511	420,480
Transocean Ltd. (a)	338,780	691,111
		2,256,135
Oil & Gas Equipment & Services – 8.6%
Archrock, Inc.	75,649	503,822
Baker Hughes Co.	380,441	5,893,031
Cactus, Inc. Class A	27,420	620,240
ChampionX Corp. (a)	110,209	1,048,088
Core Laboratories N.V.	25,874	551,892
DMC Global, Inc.	8,530	250,611
Dril-Quip, Inc. (a)	21,063	701,187
Frank's International N.V. (a)	66,098	150,703
Halliburton Co.	512,241	7,340,414
Helix Energy Solutions Group, Inc. (a)	82,298	344,829
Liberty Oilfield Services, Inc. Class A	38,350	216,678
Matrix Service Co. (a)	15,853	138,793
National Oilwell Varco, Inc.	224,679	2,586,055
NexTier Oilfield Solitions, Inc. (a)	91,787	231,303
Oceaneering International, Inc. (a)	57,592	323,667
ProPetro Holding Corp. (a)	50,119	269,139
RPC, Inc. (a)	31,460	93,436
Schlumberger Ltd.	808,120	14,659,297
SEACOR Holdings, Inc. (a)	11,160	324,533
Select Energy Services, Inc. Class A (a)	35,749	158,726
TechnipFMC PLC	247,457	1,987,080
		38,393,524
TOTAL ENERGY EQUIPMENT & SERVICES		40,649,659
OIL, GAS & CONSUMABLE FUELS – 90.5%
Coal & Consumable Fuels – 0.1%
Arch Resources, Inc.	8,345	258,862
Peabody Energy Corp.	39,288	122,579
		381,441
Integrated Oil & Gas – 45.4%
Chevron Corp.	1,094,051	91,834,641
Exxon Mobil Corp.	2,463,775	103,675,652
Occidental Petroleum Corp.	520,046	8,185,524
Occidental Petroleum Corp. warrants 8/3/27 (a)	64,457	360,959
		204,056,776
Oil & Gas Exploration & Production – 22.4%
Antero Resources Corp. (a)	141,856	419,894
Apache Corp.	219,714	3,372,610
Bonanza Creek Energy, Inc. (a)	9,675	175,988
Brigham Minerals, Inc. Class A	21,878	242,408
Cabot Oil & Gas Corp.	232,019	4,338,755

	Shares	Value

Cimarex Energy Co.	59,458	$ 1,454,343
CNX Resources Corp. (a)	108,650	1,048,474
Concho Resources, Inc.	114,512	6,016,461
ConocoPhillips	629,383	23,532,630
Continental Resources, Inc.	53,137	918,739
Devon Energy Corp.	223,703	2,346,644
Diamondback Energy, Inc.	92,146	3,672,940
EOG Resources, Inc.	338,674	15,866,877
EQT Corp.	148,823	2,160,910
Gulfport Energy Corp. (a)	71,510	72,225
Hess Corp.	159,917	7,869,516
Kosmos Energy Ltd.	235,815	379,662
Magnolia Oil & Gas Corp. Class A (a)	73,059	436,893
Marathon Oil Corp.	460,142	2,526,180
Matador Resources Co. (a)	64,509	559,938
Murphy Oil Corp.	84,580	1,117,302
Noble Energy, Inc.	282,366	2,820,836
Northern Oil and Gas, Inc. (a)	142,669	114,349
Ovintiv, Inc.	151,256	1,465,671
Parsley Energy, Inc. Class A	175,839	1,930,712
PDC Energy, Inc. (a)	58,286	831,158
Pioneer Natural Resources Co.	96,471	9,349,969
Range Resources Corp.	131,731	850,982
Southwestern Energy Co. (a)	315,117	765,734
Talos Energy, Inc. (a)	12,864	87,604
Tellurian, Inc. (a)	122,016	108,814
Texas Pacific Land Trust	3,612	1,925,160
Viper Energy Partners LP	35,526	367,339
W&T Offshore, Inc. (a)	56,867	128,519
WPX Energy, Inc. (a)	244,226	1,458,029
		100,734,265
Oil & Gas Refining & Marketing – 11.1%
Clean Energy Fuels Corp. (a)	90,749	215,983
CVR Energy, Inc.	17,545	336,864
Delek US Holdings, Inc.	42,771	747,637
HollyFrontier Corp.	89,521	2,461,827
Marathon Petroleum Corp.	377,816	14,432,571
Par Pacific Holdings, Inc. (a)	22,688	168,118
PBF Energy, Inc. Class A	59,273	514,490
Phillips 66	255,823	15,866,142
Renewable Energy Group, Inc. (a)	22,683	625,597
REX American Resources Corp. (a)	3,344	227,894
Valero Energy Corp.	238,296	13,399,384
World Fuel Services Corp.	38,068	895,740
		49,892,247
Oil & Gas Storage & Transportation – 11.5%
Antero Midstream Corp.	169,086	958,718
Cheniere Energy, Inc. (a)	133,124	6,586,975
Diamond S Shipping, Inc. (a)	15,379	135,028
Dorian LPG Ltd. (a)	23,865	203,807

See accompanying notes which are an integral part of the financial statements.
50

Common Stocks – continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS – continued
Oil & Gas Storage & Transportation – continued
EnLink Midstream LLC	156,392	$ 383,160
Equitrans Midstream Corp.	239,208	2,308,357
International Seaways, Inc.	14,554	251,348
Kinder Morgan, Inc.	1,186,748	16,733,147
ONEOK, Inc.	255,746	7,137,871
Plains GP Holdings LP Class A	101,856	808,737
Rattler Midstream LP	25,529	200,913
Targa Resources Corp.	135,704	2,480,669
The Williams Cos., Inc.	705,855	13,503,006
		51,691,736
TOTAL OIL, GAS & CONSUMABLE FUELS		406,756,465
TOTAL COMMON STOCKS (Cost $682,471,660)		447,406,124
Money Market Fund – 0.2%
	Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $910,000)	910,000	$ 910,000
TOTAL INVESTMENT IN SECURITIES – 99.8% (Cost $683,381,660)		448,316,124
NET OTHER ASSETS (LIABILITIES) – 0.2%		1,008,540
NET ASSETS – 100.0%		$ 449,324,664

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Energy Select Sector Index Contracts	50	September 2020	$1,861,500	$(89,910)	$(89,910)
The notional amount of futures purchased as a percentage of Net Assets is 0.4%
See accompanying notes which are an integral part of the financial statements.
51

Fidelity® MSCI Energy Index ETF
Schedule of Investments–continued
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 447,406,124	$ 447,406,124	$ —	$ —
Money Market Funds	910,000	910,000	—	—
Total Investments in Securities:	$ 448,316,124	$ 448,316,124	$ —	$ —
Derivative Instruments:
Liabilities
Futures Contracts	$ (89,910)	$ (89,910)	$ —	$ —
Total Liabilities	$ (89,910)	$ (89,910)	$ —	$ —
Total Derivative Instruments:	$ (89,910)	$ (89,910)	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$0	$(89,910)
Total Equity Risk	0	(89,910)
Total Value of Derivatives	$0	$(89,910)

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
52

Fidelity® MSCI Financials Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.7%
	Shares	Value
BANKS – 35.5%
Diversified Banks – 22.7%
Bank of America Corp.	1,740,331	$ 43,299,436
Citigroup, Inc.	466,085	23,308,911
JPMorgan Chase & Co.	681,719	65,881,324
Morgan Group Holding Co. (a)	19	238
US Bancorp	303,762	11,190,592
Wells Fargo & Co.	862,781	20,931,067
		164,611,568
Regional Banks – 12.8%
1st Source Corp.	4,266	141,290
Allegiance Bancshares, Inc.	4,305	104,999
Altabancorp	3,614	67,762
Amalgamated Bank Class A	3,185	36,787
Amerant Bancorp, Inc. (a)	4,836	64,561
Ameris Bancorp	14,855	342,779
Arrow Financial Corp.	3,362	91,783
Associated Banc-Corp	35,305	453,316
Atlantic Capital Bancshares, Inc. (a)	5,021	50,210
Atlantic Union Bankshares Corp.	17,648	398,315
Banc of California, Inc.	10,326	110,695
Bancfirst Corp.	4,124	179,641
BancorpSouth Bank	23,585	493,634
Bank First Corp.	1,423	88,525
Bank of Hawaii Corp.	8,923	505,309
Bank of Marin Bancorp	2,896	90,963
Bank OZK	27,762	667,676
BankUnited, Inc.	21,343	429,848
Banner Corp.	7,670	271,748
Bar Harbor Bankshares	3,610	71,767
Berkshire Hills Bancorp, Inc.	10,017	99,769
BOK Financial Corp.	7,188	400,372
Boston Private Financial Holdings, Inc.	14,797	87,080
Bridge Bancorp, Inc.	3,815	69,013
Brookline Bancorp, Inc.	18,515	177,651
Bryn Mawr Bank Corp.	4,700	122,388
Byline Bancorp, Inc.	5,541	71,811
Cadence BanCorp	28,609	223,436
Camden National Corp.	3,548	112,436
Capital City Bank Group, Inc.	2,760	51,971
Cathay General Bancorp	16,912	408,932
CBTX, Inc.	4,460	70,423
Central Pacific Financial Corp.	6,370	99,117
Century Bancorp, Inc. Class A	730	50,837
CIT Group, Inc.	21,904	415,519
Citizens Financial Group, Inc.	95,239	2,362,880
City Holding Co.	3,663	228,791
CNB Financial Corp.	3,538	57,776
Columbia Banking System, Inc.	16,209	468,926
Comerica, Inc.	31,494	1,213,149

	Shares	Value

Commerce Bancshares, Inc.	22,469	$ 1,286,575
Community Bank System, Inc.	11,618	653,280
Community Trust Bancorp, Inc.	3,610	110,502
ConnectOne Bancorp, Inc.	7,864	108,445
CrossFirst Bankshares, Inc. (a)	9,671	88,683
Cullen/Frost Bankers, Inc.	13,302	958,542
Customers Bancorp, Inc. (a)	6,827	80,900
CVB Financial Corp.	30,056	543,112
Dime Community Bancshares, Inc.	6,548	76,906
Eagle Bancorp, Inc.	7,089	213,237
East West Bancorp, Inc.	32,319	1,120,177
Enterprise Financial Services Corp.	5,735	166,659
Equity Bancshares, Inc. Class A (a)	3,426	48,444
FB Financial Corp.	4,148	105,401
Fifth Third Bancorp	157,973	3,137,344
Financial Institutions, Inc.	3,423	50,558
First BanCorp	48,840	265,690
First BanCorp/NC	6,811	140,715
First Busey Corp.	11,260	192,546
First Citizens BancShares, Inc. Class A	1,163	495,287
First Commonwealth Financial Corp.	21,930	172,589
First Community Bankshares, Inc.	3,655	71,492
First Financial Bancorp	22,331	310,736
First Financial Bankshares, Inc.	28,520	853,318
First Financial Corp.	2,715	90,762
First Foundation, Inc.	8,761	134,657
First Hawaiian, Inc.	29,114	506,001
First Horizon National Corp.	123,526	1,145,086
First Interstate Bancsystem, Inc. Class A	9,618	279,980
First Merchants Corp.	12,539	306,328
First Mid-Illinois Bancshares, Inc.	3,343	81,603
First Midwest Bancorp, Inc.	25,990	315,389
First Republic Bank	38,135	4,289,425
Flushing Financial Corp.	4,763	52,774
FNB Corp.	72,855	539,856
Franklin Financial Network, Inc.	3,148	83,107
Fulton Financial Corp.	35,274	342,158
German American Bancorp, Inc.	5,735	163,103
Glacier Bancorp, Inc.	20,281	716,122
Great Southern Bancorp, Inc.	2,534	91,401
Great Western Bancorp, Inc.	12,301	159,913
Hancock Whitney Corp.	19,578	373,157
Hanmi Financial Corp.	6,261	57,789
Harborone Bancorp, Inc. (a)	11,712	101,426
Heartland Financial USA, Inc.	7,553	235,956
Heritage Commerce Corp.	11,008	74,634
Heritage Financial Corp.	8,500	160,777
Hilltop Holdings, Inc.	15,145	294,873
Home BancShares, Inc.	35,215	575,061

See accompanying notes which are an integral part of the financial statements.
53

Fidelity® MSCI Financials Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
BANKS – continued
Regional Banks – continued
HomeTrust Bancshares, Inc.	3,914	$ 56,440
Hope Bancorp, Inc.	26,710	225,165
Horizon Bancorp, Inc.	9,577	96,823
Huntington Bancshares, Inc.	227,093	2,105,152
Independent Bank Corp.	5,169	72,185
Independent Bank Corp./MA	7,724	498,352
Independent Bank Group, Inc.	8,135	357,371
International Bancshares Corp.	12,412	377,573
Investors Bancorp, Inc.	52,371	425,252
KeyCorp	216,108	2,595,457
Lakeland Bancorp, Inc.	11,255	114,576
Lakeland Financial Corp.	5,735	253,831
Live Oak Bancshares, Inc.	6,056	103,013
M&T Bank Corp.	28,967	3,069,054
Mercantile Bank Corp.	3,630	77,283
Midland States Bancorp, Inc.	3,806	53,627
MidWestOne Financial Group, Inc.	3,564	64,437
National Bank Holdings Corp. Class A	6,836	189,904
NBT Bancorp, Inc.	9,633	286,967
Nicolet Bankshares, Inc. (a)	2,167	121,395
OceanFirst Financial Corp.	13,109	200,830
OFG Bancorp	11,919	155,900
Old National Bancorp	34,350	480,556
Origin Bancorp, Inc.	4,324	102,652
Pacific Premier Bancorp, Inc.	18,923	397,572
PacWest Bancorp	26,162	478,111
Park National Corp.	3,124	267,914
Peapack-Gladstone Financial Corp.	4,141	67,415
Peoples Bancorp, Inc.	3,536	70,968
People's United Financial, Inc.	98,153	1,059,071
Pinnacle Financial Partners, Inc.	17,273	684,356
Popular, Inc.	21,299	790,406
Preferred Bank	3,431	127,805
Prosperity Bancshares, Inc.	21,109	1,172,816
QCR Holdings, Inc.	3,485	104,132
Regions Financial Corp.	213,730	2,321,108
Renasant Corp.	12,601	292,721
Republic Bancorp, Inc. Class A	2,392	72,286
S&T Bancorp, Inc.	8,308	178,622
Sandy Spring Bancorp, Inc.	10,372	239,801
Seacoast Banking Corp. of Florida (a)	12,004	226,635
ServisFirst Bancshares, Inc.	10,314	377,389
Signature Bank	11,890	1,219,082
Simmons First National Corp. Class A	26,429	438,457
South State Corp.	15,813	753,648
Southside Bancshares, Inc.	7,200	199,440
Sterling Bancorp	44,219	497,464
Stock Yards Bancorp, Inc.	4,852	189,665

	Shares	Value

SVB Financial Group (a)	11,510	$ 2,581,348
Synovus Financial Corp.	32,819	661,303
TCF Financial Corp.	34,090	937,134
Texas Capital Bancshares, Inc. (a)	11,107	368,975
The Bancorp, Inc. (a)	11,940	112,594
The First Bancshares, Inc.	4,498	89,555
The First of Long Island Corp.	5,314	79,232
The PNC Financial Services Group, Inc.	96,411	10,284,161
Tompkins Financial Corp.	3,015	194,558
Towne Bank	16,351	288,432
Trico Bancshares	6,317	176,876
TriState Capital Holdings, Inc. (a)	5,571	73,816
Triumph Bancorp, Inc. (a)	5,081	133,122
Truist Financial Corp.	297,567	11,146,860
Trustmark Corp.	13,497	303,952
UMB Financial Corp.	10,501	522,950
Umpqua Holdings Corp.	49,536	537,466
United Bankshares, Inc.	28,950	761,964
United Community Banks, Inc.	17,831	319,710
Univest Financial Corp.	5,690	87,000
Valley National Bancorp	85,265	636,930
Veritex Holdings, Inc.	9,816	164,123
Washington Trust Bancorp, Inc.	3,474	115,823
Webster Financial Corp.	20,604	561,871
WesBanco, Inc.	14,260	282,776
Westamerica BanCorp.	6,150	371,214
Western Alliance Bancorp	21,848	785,436
Wintrust Financial Corp.	12,885	551,478
Zions Bancorp NA	36,749	1,193,240
		92,510,939
TOTAL BANKS		257,122,507
CAPITAL MARKETS – 27.0%
Asset Management & Custody Banks – 9.8%
Affiliated Managers Group, Inc.	10,666	733,714
Ameriprise Financial, Inc.	27,330	4,198,708
Apollo Global Management, Inc.	38,604	1,895,456
Ares Management Corp. Class A	19,819	791,571
Artisan Partners Asset Management, Inc. Class A	12,331	446,752
Assetmark Financial Holdings, Inc. (a)	3,743	104,243
Associated Capital Group, Inc. Class A	861	34,819
BlackRock, Inc.	33,752	19,407,737
Blucora, Inc. (a)	9,307	109,730
Brightsphere Investment Group (a)	15,511	208,468
Cohen & Steers, Inc.	5,310	319,556
Diamond Hill Investment Group, Inc.	678	77,312
Eaton Vance Corp.	25,168	909,572
Federated Hermes, Inc.	21,634	570,272

See accompanying notes which are an integral part of the financial statements.
54

Common Stocks – continued
	Shares	Value
CAPITAL MARKETS – continued
Asset Management & Custody Banks – continued
Focus Financial Partners, Inc. Class A (a)	6,007	$ 221,959
Franklin Resources, Inc.	66,037	1,390,079
Hamilton Lane, Inc. Class A	5,315	383,956
Invesco Ltd.	86,588	869,344
Janus Henderson Group PLC	35,383	739,151
KKR & Co., Inc. Class A	111,908	3,958,186
Legg Mason, Inc.	19,300	964,807
Northern Trust Corp.	43,982	3,445,990
SEI Investments Co.	28,092	1,470,054
State Street Corp.	78,298	4,994,629
T Rowe Price Group, Inc.	52,280	7,219,868
The Bank of New York Mellon Corp.	177,158	6,351,114
The Blackstone Group, Inc. Class A	149,192	7,948,950
The Carlyle Group, Inc.	31,036	883,595
Victory Capital Holdings, Inc. Class A	3,768	66,882
Virtus Investment Partners, Inc.	1,721	233,918
Waddell & Reed Financial, Inc. Class A	14,358	209,483
WisdomTree Investments, Inc.	28,974	104,306
		71,264,181
Financial Exchanges & Data – 10.5%
Cboe Global Markets, Inc	24,378	2,137,951
CME Group, Inc.	79,220	13,164,780
FactSet Research Systems, Inc.	8,384	2,903,379
Intercontinental Exchange, Inc.	122,322	11,838,323
MarketAxess Holdings, Inc.	8,416	4,348,547
Moody's Corp.	37,443	10,532,716
Morningstar, Inc.	5,248	881,874
MSCI, Inc.	18,747	7,048,497
Nasdaq, Inc.	25,691	3,373,485
S&P Global, Inc.	54,010	18,917,002
Tradeweb Markets, Inc. Class A	18,029	974,828
		76,121,382
Investment Banking & Brokerage – 6.7%
B Riley Financial, Inc.	3,411	87,015
BGC Partners, Inc. Class A	60,943	168,812
Cowen, Inc. Class A	6,015	99,067
E*TRADE Financial Corp.	49,279	2,501,895
Evercore Partners, Inc. Class A	9,057	500,852
Freedom Holding Corp. (a)	3,901	75,289
Houlihan Lokey, Inc.	9,800	537,040
Interactive Brokers Group, Inc. Class A	15,907	788,987
LPL Financial Holdings, Inc.	17,739	1,401,736
Moelis & Co. Class A	11,836	352,594
Morgan Stanley	265,920	12,998,170
Piper Sandler Cos.	3,664	226,838
PJT Partners, Inc. Class A	4,375	234,194

	Shares	Value

Raymond James Financial, Inc.	27,684	$ 1,923,484
Stifel Financial Corp.	15,338	743,586
StoneX Group, Inc. (a)	3,764	197,535
TD Ameritrade Holding Corp.	59,709	2,142,956
The Charles Schwab Corp.	255,761	8,478,477
The Goldman Sachs Group, Inc.	72,683	14,388,327
Virtu Financial, Inc. Class A	13,116	325,277
		48,172,131
TOTAL CAPITAL MARKETS		195,557,694
CONSUMER FINANCE – 4.7%
Consumer Finance – 4.7%
Ally Financial, Inc.	83,570	1,679,757
American Express Co.	152,333	14,215,716
Capital One Financial Corp.	101,851	6,498,094
Credit Acceptance Corp. (a)	2,226	1,041,634
Discover Financial Services	68,700	3,395,841
Encore Capital Group, Inc. (a)	6,234	227,728
Enova International, Inc. (a)	7,828	125,953
Ezcorp, Inc. Class A (a)	11,750	67,210
FirstCash, Inc.	9,358	539,395
Green Dot Corp. Class A (a)	11,139	564,636
LendingClub Corp. (a)	12,508	65,292
LendingTree, Inc. (a)	1,762	610,163
Navient Corp.	43,079	342,909
Nelnet, Inc. Class A	4,464	258,912
OneMain Holdings, Inc.	18,370	527,219
PRA Group, Inc. (a)	10,189	403,077
SLM Corp.	84,442	571,672
Synchrony Financial	123,025	2,722,543
World Acceptance Corp. (a)	1,338	99,413
TOTAL CONSUMER FINANCE		33,957,164
DIVERSIFIED FINANCIAL SERVICES – 9.0%
Multi-Sector Holdings – 8.5%
Berkshire Hathaway, Inc. Class B (a)	307,410	60,184,730
Cannae Holdings, Inc. (a)	18,123	682,874
Jefferies Financial Group, Inc.	50,335	815,427
		61,683,031
Other Diversified Financial Services – 0.5%
Equitable Holdings, Inc.	92,476	1,892,059
Voya Financial, Inc.	29,257	1,445,296
		3,337,355
Specialized Finance – 0.0%
NewStar Financial, Inc. (b)	6,699	0
TOTAL DIVERSIFIED FINANCIAL SERVICES		65,020,386
INSURANCE – 20.9%
Insurance Brokers – 5.1%
Aon PLC Class A	51,201	10,507,469
See accompanying notes which are an integral part of the financial statements.
55

Fidelity® MSCI Financials Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
INSURANCE – continued
Insurance Brokers – continued
Arthur J Gallagher & Co.	41,942	$ 4,508,346
Brown & Brown, Inc.	53,327	2,424,779
Crawford & Co. Class A	4,035	29,577
eHealth, Inc. (a)	4,596	317,767
Goosehead Insurance, Inc. Class A (a)	3,050	315,156
Marsh & McLennan Cos., Inc.	111,569	13,008,945
Willis Towers Watson PLC	28,470	5,978,985
		37,091,024
Life & Health Insurance – 4.0%
Aflac, Inc.	151,151	5,376,441
American Equity Investment Life Holding Co.	20,458	520,656
Athene Holding Ltd. Class A (a)	31,756	1,024,131
Brighthouse Financial, Inc. (a)	23,079	654,059
Citizens, Inc. (a)	10,159	58,313
CNO Financial Group, Inc.	32,591	492,124
FBL Financial Group, Inc. Class A	2,156	74,986
Genworth Financial, Inc. Class A (a)	110,800	226,032
Globe Life, Inc.	22,514	1,792,114
Independence Holding Co.	1,281	42,350
Lincoln National Corp.	43,041	1,604,138
MetLife, Inc.	172,188	6,517,316
National Western Life Group, Inc. Class A	555	108,108
Primerica, Inc.	9,245	1,106,257
Principal Financial Group, Inc.	61,016	2,588,909
Prudential Financial, Inc.	87,558	5,548,550
Trupanion, Inc. (a)	6,738	340,741
Unum Group	44,292	763,151
		28,838,376
Multi-line Insurance – 1.8%
American Financial Group, Inc.	16,968	1,031,145
American International Group, Inc.	193,017	6,203,566
American National Group, Inc.	1,753	129,108
Assurant, Inc.	13,332	1,432,790
Horace Mann Educators Corp.	9,115	342,542
National General Holdings Corp.	15,443	524,908
The Hartford Financial Services Group, Inc.	79,490	3,364,017
Watford Holdings Ltd. (a)	3,746	61,472
		13,089,548
Property & Casualty Insurance – 9.0%
Ambac Financial Group, Inc. (a)	10,382	132,890
AMERISAFE, Inc.	4,301	272,941
Arch Capital Group Ltd. (a)	90,375	2,779,031
Argo Group International Holdings Ltd.	6,857	229,778
Assured Guaranty Ltd.	20,346	444,153

	Shares	Value

Axis Capital Holdings Ltd.	19,615	$ 786,954
Chubb Ltd.	100,286	12,760,391
Cincinnati Financial Corp.	34,254	2,669,414
Donegal Group, Inc. Class A	3,199	44,722
Employers Holdings, Inc.	7,038	228,876
Erie Indemnity Co. Class A	5,642	1,185,497
Fidelity National Financial, Inc.	61,354	1,985,415
First American Financial Corp.	25,068	1,278,719
Global Indemnity Ltd.	1,703	38,914
HCI Group, Inc.	1,485	66,261
Heritage Insurance Holdings, Inc.	6,011	71,351
James River Group Holdings Ltd.	6,946	321,739
Kemper Corp.	14,113	1,108,153
Kinsale Capital Group, Inc.	4,718	919,538
Loews Corp.	56,498	2,057,092
Markel Corp. (a)	3,072	3,208,827
MBIA, Inc. (a)	16,009	128,232
Mercury General Corp.	6,148	263,811
Old Republic International Corp.	64,356	1,034,201
Palomar Holdings, Inc. (a)	3,839	350,654
ProAssurance Corp.	11,996	176,341
ProSight Global, Inc. (a)	2,357	18,526
RLI Corp.	9,009	793,963
Safety Insurance Group, Inc.	3,241	245,246
Selective Insurance Group, Inc.	13,187	716,582
State Auto Financial Corp.	3,389	52,563
Stewart Information Services Corp.	5,431	227,830
The Allstate Corp.	70,056	6,612,586
The Hanover Insurance Group, Inc.	8,567	872,806
The Progressive Corp.	129,601	11,708,154
The Travelers Cos., Inc.	56,823	6,501,688
United Fire Group, Inc.	4,527	114,850
United Insurance Holdings Corp.	3,512	25,989
Universal Insurance Holdings, Inc.	6,421	112,432
White Mountains Insurance Group Ltd.	702	617,851
WR Berkley Corp.	32,695	2,018,916
		65,183,877
Reinsurance – 1.0%
Alleghany Corp.	3,147	1,643,741
Enstar Group Ltd. (a)	2,634	442,380
Everest Re Group Ltd.	9,093	1,989,457
Greenlight Capital Re Ltd. Class A (a)	4,704	30,388
Reinsurance Group of America, Inc.	14,765	1,258,716
RenaissanceRe Holdings Ltd.	11,231	2,025,848
Third Point Reinsurance Ltd. (a)	17,929	139,667
		7,530,197
TOTAL INSURANCE		151,733,022

See accompanying notes which are an integral part of the financial statements.
56

Common Stocks – continued
	Shares	Value
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) – 1.5%
Mortgage REITs – 1.5%
AGNC Investment Corp.	119,999	$ 1,631,986
Annaly Capital Management, Inc.	317,670	2,353,935
Apollo Commercial Real Estate Finance, Inc.	32,929	306,240
Arbor Realty Trust, Inc.	23,880	243,337
Ares Commercial Real Estate Corp.	7,435	67,882
ARMOUR Residential REIT, Inc.	13,385	125,016
Blackstone Mortgage Trust, Inc. Class A	28,654	689,702
Broadmark Realty Capital, Inc.	27,942	257,625
Capstead Mortgage Corp.	21,967	135,097
Chimera Investment Corp.	42,433	381,473
Colony Credit Real Estate, Inc.	18,869	118,875
Dynex Capital, Inc.	5,540	85,593
Ellington Financial, Inc.	9,580	112,661
Granite Point Mortgage Trust, Inc.	12,501	84,882
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,159	531,020
Invesco Mortgage Capital, Inc.	41,860	128,510
KKR Real Estate Finance Trust, Inc.	7,042	117,249
Ladder Capital Corp.	23,035	178,982
MFA Financial, Inc.	104,245	274,164
New Residential Investment Corp.	92,309	732,010
New York Mortgage Trust, Inc.	86,480	226,578
PennyMac Mortgage Investment Trust	22,354	421,373
Ready Capital Corp.	9,467	75,925
Redwood Trust, Inc.	25,356	180,788
Starwood Property Trust, Inc.	63,154	944,152
TPG RE Finance Trust, Inc.	10,139	88,006
Two Harbors Investment Corp.	59,830	324,877
TOTAL MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)		10,817,938
THRIFTS & MORTGAGE FINANCE – 1.1%
Thrifts & Mortgage Finance – 1.1%
Axos Financial, Inc. (a)	12,114	271,475
Capitol Federal Financial, Inc.	29,771	287,290
Columbia Financial, Inc. (a)	11,406	137,214
Essent Group Ltd.	23,027	825,057
Federal Agricultural Mortgage Corp. Class C	2,130	126,756
Flagstar Bancorp, Inc.	8,340	261,709
HomeStreet, Inc.	5,297	140,053

	Shares	Value

Kearny Financial Corp.	17,903	$ 143,940
Luther Burbank Corp.	4,151	39,725
Merchants Bancorp	2,016	37,155
Meridian Bancorp, Inc.	10,705	122,091
Meta Financial Group, Inc.	7,323	136,647
MGIC Investment Corp.	77,461	640,602
Mr. Cooper Group, Inc. (a)	16,517	269,723
New York Community Bancorp, Inc.	109,182	1,149,686
NMI Holdings, Inc. Class A (a)	18,257	283,349
Northfield Bancorp, Inc.	9,422	90,545
Northwest Bancshares, Inc.	27,967	275,475
PennyMac Financial Services, Inc.	14,057	678,391
Premier Financial Corp.	8,794	155,478
Provident Financial Services, Inc.	15,669	213,882
Radian Group, Inc.	45,119	673,176
TFS Financial Corp.	12,556	181,811
TrustCo Bank Corp.	21,777	126,089
Walker & Dunlop, Inc.	6,586	332,000
Washington Federal, Inc.	17,395	405,999
Waterstone Financial, Inc.	5,814	88,838
WSFS Financial Corp.	11,490	327,810
TOTAL THRIFTS & MORTGAGE FINANCE		8,421,966
TOTAL COMMON STOCKS (Cost $851,640,291)		722,630,677
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (c) (Cost $1,379,000)	1,379,000	1,379,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $853,019,291)		724,009,677
NET OTHER ASSETS (LIABILITIES) – 0.1%		1,049,357
NET ASSETS – 100.0%		$ 725,059,034

Legend
(a)	Non-income producing.
(b)	Level 3 security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
See accompanying notes which are an integral part of the financial statements.
57

Fidelity® MSCI Financials Index ETF
Schedule of Investments–continued
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts	4	September 2020	$ 295,560	$ 1,462	$ 1,462
CME E-mini S&P Financial Select Sector Index Contracts	40	September 2020	2,952,000	51,505	51,505
Total Equity Index Contracts					$ 52,967
The notional amount of futures purchased as a percentage of Net Assets is 0.4%
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 722,630,677	$ 722,630,677	$ —	$ —
Money Market Funds	1,379,000	1,379,000	—	—
Total Investments in Securities:	$ 724,009,677	$ 724,009,677	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 52,967	$ 52,967	$ —	$ —
Total Assets	$ 52,967	$ 52,967	$ —	$ —
Total Derivative Instruments:	$ 52,967	$ 52,967	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$52,967	$0
Total Equity Risk	52,967	0
Total Value of Derivatives	$52,967	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
58

Fidelity® MSCI Health Care Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.7%
	Shares	Value
BIOTECHNOLOGY – 20.1%
Biotechnology – 20.1%
AbbVie, Inc.	748,805	$ 71,069,083
ACADIA Pharmaceuticals, Inc. (a)	49,556	2,060,043
Acceleron Pharma, Inc. (a)	19,284	1,912,394
Adverum Biotechnologies, Inc. (a)	25,513	427,853
Agenus, Inc. (a)	44,431	135,070
Agios Pharmaceuticals, Inc. (a)	26,036	1,179,952
Aimmune Therapeutics, Inc. (a)	17,664	233,341
Akcea Therapeutics, Inc. (a)	8,273	89,679
Akebia Therapeutics, Inc. (a)	48,083	537,087
Akero Therapeutics, Inc. (a)	6,453	226,565
Alder Biopharmaceuticals, Inc. (a)(b)	22,547	19,841
Alector, Inc. (a)	18,527	290,318
Alexion Pharmaceuticals, Inc. (a)	93,842	9,617,867
Alkermes PLC (a)	67,112	1,208,687
Allakos, Inc. (a)	10,264	770,518
Allogene Therapeutics, Inc. (a)	23,925	877,330
Alnylam Pharmaceuticals, Inc. (a)	47,732	6,957,416
Amgen, Inc.	250,058	61,181,691
Amicus Therapeutics, Inc. (a)	108,376	1,566,033
AnaptysBio, Inc. (a)	10,249	184,072
Anika Therapeutics, Inc. (a)	6,326	230,266
Apellis Pharmaceuticals, Inc. (a)	25,681	664,881
Applied Therapeutics, Inc. (a)	5,624	145,099
Aprea Therapeutics, Inc. (a)	4,041	110,845
Arcturus Therapeutics Holdings, Inc. (a)	8,090	422,541
Arcus Biosciences, Inc. (a)	15,720	309,370
Arcutis Biotherapeutics, Inc. (a)	4,061	108,429
Ardelyx, Inc. (a)	24,874	140,538
Arena Pharmaceuticals, Inc. (a)	23,661	1,452,549
Arrowhead Pharmaceuticals, Inc. (a)	41,084	1,769,488
Assembly Biosciences, Inc. (a)	12,995	288,489
Atara Biotherapeutics, Inc. (a)	28,930	358,443
Athenex, Inc. (a)	17,788	188,731
Athersys, Inc. (a)	79,597	203,768
Atreca, Inc. Class A (a)	5,183	67,120
Avrobio, Inc. (a)	11,623	197,010
Beam Therapeutics, Inc. (a)	5,523	106,815
BioCryst Pharmaceuticals, Inc. (a)	73,515	299,206
Biogen, Inc. (a)	73,797	20,271,298
Biohaven Pharmaceutical Holding Co. Ltd. (a)	21,077	1,349,771
BioMarin Pharmaceutical, Inc. (a)	76,245	9,134,913
BioSpecifics Technologies Corp. (a)	2,287	143,303
Bioxcel Therapeutics, Inc. (a)	6,146	278,783
Black Diamond Therapeutics, Inc. (a)	3,827	106,467
Bluebird Bio, Inc. (a)	27,523	1,670,646
Blueprint Medicines Corp. (a)	21,836	1,597,958
Calithera Biosciences, Inc. (a)	20,878	98,127

	Shares	Value

CareDx, Inc. (a)	16,711	$ 557,312
Castle Biosciences, Inc. (a)	3,297	127,660
Catalyst Pharmaceuticals, Inc. (a)	39,121	168,220
CEL-SCI Corp. (a)	15,144	189,451
ChemoCentryx, Inc. (a)	17,346	914,308
Clovis Oncology, Inc. (a)	35,602	206,136
Coherus Biosciences, Inc. (a)	23,865	419,785
Constellation Pharmaceuticals, Inc. (a)	9,792	263,307
Corbus Pharmaceuticals Holdings, Inc. (a)	27,822	174,444
Cortexyme, Inc. (a)	6,270	249,859
Crinetics Pharmaceuticals, Inc. (a)	6,777	94,065
CRISPR Therapeutics AG (a)	21,732	1,857,217
Cue Biopharma, Inc. (a)	9,065	171,419
Cytokinetics, Inc. (a)	25,322	547,462
CytomX Therapeutics, Inc. (a)	17,386	121,876
Deciphera Pharmaceuticals, Inc. (a)	15,001	695,596
Denali Therapeutics, Inc. (a)	33,644	787,942
Dicerna Pharmaceuticals, Inc. (a)	26,666	573,319
Dynavax Technologies Corp. (a)	40,653	329,696
Eagle Pharmaceuticals, Inc. (a)	4,644	215,435
Editas Medicine, Inc. (a)	25,806	757,664
Eidos Therapeutics, Inc. (a)	4,099	164,370
Emergent BioSolutions, Inc. (a)	18,815	2,092,981
Enanta Pharmaceuticals, Inc. (a)	7,208	330,487
Epizyme, Inc. (a)	30,001	415,214
Esperion Therapeutics, Inc. (a)	10,838	407,834
Exact Sciences Corp. (a)	62,715	5,942,246
Exelixis, Inc. (a)	129,890	2,999,160
Fate Therapeutics, Inc. (a)	25,725	804,421
FibroGen, Inc. (a)	33,402	1,351,779
Flexion Therapeutics, Inc. (a)	18,149	246,282
G1 Therapeutics, Inc. (a)	10,988	161,194
Geron Corp. (a)	130,626	207,695
Gilead Sciences, Inc.	535,738	37,249,863
Global Blood Therapeutics, Inc. (a)	23,284	1,571,204
Gossamer Bio, Inc. (a)	22,490	268,081
Halozyme Therapeutics, Inc. (a)	55,848	1,518,507
Heron Therapeutics, Inc. (a)	36,382	592,663
Homology Medicines, Inc. (a)	10,307	135,537
IGM Biosciences, Inc. (a)	3,087	155,153
ImmunoGen, Inc. (a)	73,460	301,921
Immunomedics, Inc. (a)	77,360	3,266,913
Immunovant, Inc. (a)	9,858	222,889
Incyte Corp. (a)	78,119	7,715,032
Inovio Pharmaceuticals, Inc. (a)	62,140	1,208,002
Insmed, Inc. (a)	42,491	1,109,865
Intellia Therapeutics, Inc. (a)	16,655	296,626
Intercept Pharmaceuticals, Inc. (a)	11,044	504,048
Invitae Corp. (a)	48,630	1,419,996
Ionis Pharmaceuticals, Inc. (a)	56,505	3,252,428

See accompanying notes which are an integral part of the financial statements.
59

Fidelity® MSCI Health Care Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
BIOTECHNOLOGY – continued
Biotechnology – continued
Iovance Biotherapeutics, Inc. (a)	45,576	$ 1,324,894
Ironwood Pharmaceuticals, Inc. (a)	63,921	586,156
Kadmon Holdings, Inc. (a)	51,054	186,858
Karuna Therapeutics, Inc. (a)	5,009	409,736
Karyopharm Therapeutics, Inc. (a)	19,516	313,232
Kiniksa Pharmaceuticals Ltd. Class A (a)	9,958	194,380
Kodiak Sciences, Inc. (a)	9,446	437,633
Krystal Biotech, Inc. (a)	5,415	223,585
Kura Oncology, Inc. (a)	21,007	345,355
Ligand Pharmaceuticals, Inc. (a)	7,020	822,604
MacroGenics, Inc. (a)	20,044	509,118
Madrigal Pharmaceuticals, Inc. (a)	4,263	437,426
MeiraGTx Holdings PLC (a)	6,714	87,215
Mersana Therapeutics, Inc. (a)	18,830	374,340
Merus N.V. (a)	6,800	93,092
Mirati Therapeutics, Inc. (a)	12,019	1,458,025
Moderna, Inc. (a)	115,303	8,543,952
Molecular Templates, Inc. (a)	8,751	95,998
Momenta Pharmaceuticals, Inc. (a)	47,381	1,397,266
Myovant Sciences Ltd. (a)	15,272	232,134
Myriad Genetics, Inc. (a)	31,860	384,550
Natera, Inc. (a)	28,205	1,354,404
Neoleukin Therapeutics, Inc. (a)	11,455	110,884
Neurocrine Biosciences, Inc. (a)	37,136	4,469,689
NextCure, Inc. (a)	5,279	47,089
Novavax, Inc. (a)	21,941	3,139,757
Opko Health, Inc. (a)	184,048	947,847
Passage Bio, Inc. (a)	5,856	91,588
PDL BioPharma, Inc. (a)	45,014	143,145
Preciden, Inc. (a)	25,938	109,199
Precision BioSciences, Inc. (a)	15,327	97,480
Principia Biopharma, Inc. (a)	10,456	874,122
Prothena Corp. PLC (a)	11,025	134,946
PTC Therapeutics, Inc. (a)	23,481	1,087,875
Puma Biotechnology, Inc. (a)	14,126	145,639
Radius Health, Inc. (a)	19,047	239,040
Regeneron Pharmaceuticals, Inc. (a)	42,764	27,029,841
REGENXBIO, Inc. (a)	13,429	444,500
Replimune Group, Inc. (a)	4,687	93,599
Retrophin, Inc. (a)	14,669	291,620
REVOLUTION Medicines, Inc. (a)	6,889	166,163
Rhythm Pharmaceuticals, Inc. (a)	10,275	197,485
Rigel Pharmaceuticals, Inc. (a)	74,435	171,200
Rocket Pharmaceuticals, Inc. (a)	12,808	301,372
Rubius Therapeutics, Inc. (a)	13,539	66,476
Sage Therapeutics, Inc. (a)	21,958	1,000,626
Sangamo Therapeutics, Inc. (a)	49,285	533,757
Sarepta Therapeutics, Inc. (a)	31,309	4,806,558

	Shares	Value

Scholar Rock Holding Corp. (a)	7,989	$ 90,196
Seattle Genetics, Inc. (a)	51,122	8,500,055
Sorrento Therapeutics, Inc. (a)	50,201	447,793
Spectrum Pharmaceuticals, Inc. (a)	44,522	133,121
SpringWorks Therapeutics, Inc. (a)	5,503	234,593
Stoke Therapeutics, Inc. (a)	3,544	89,273
TG Therapeutics, Inc. (a)	33,491	655,754
Translate Bio, Inc. (a)	17,445	264,990
Turning Point Therapeutics, Inc. (a)	14,052	832,300
Twist Bioscience Corp. (a)	12,115	678,925
Ultragenyx Pharmaceutical, Inc. (a)	23,362	1,825,974
uniQure N.V. (a)	13,913	580,589
United Therapeutics Corp. (a)	18,667	2,080,810
Vanda Pharmaceuticals, Inc. (a)	22,819	230,016
Veracyte, Inc. (a)	20,437	728,988
Verastem, Inc. (a)	47,286	63,363
Vericel Corp. (a)	16,717	275,663
Vertex Pharmaceuticals, Inc. (a)	109,921	29,898,512
Viking Therapeutics, Inc. (a)	28,387	199,277
Voyager Therapeutics, Inc. (a)	10,120	112,028
XBiotech, Inc. (a)	6,208	90,264
Xencor, Inc. (a)	21,723	653,645
Xenon Pharmaceuticals, Inc. (a)	11,926	130,351
Y-mAbs Therapeutics, Inc. (a)	8,322	292,352
ZIOPHARM Oncology, Inc. (a)	89,978	267,235
Zymeworks, Inc. (a)	14,561	444,547
TOTAL BIOTECHNOLOGY		403,948,322
HEALTH CARE EQUIPMENT & SUPPLIES – 25.6%
Health Care Equipment – 23.4%
Abbott Laboratories	747,634	75,241,886
ABIOMED, Inc. (a)	19,091	5,726,154
Accelerate Diagnostics, Inc. (a)	12,977	188,556
AngioDynamics, Inc. (a)	15,529	128,270
AtriCure, Inc. (a)	18,651	761,147
AxoGen, Inc. (a)	14,807	168,356
Axonics Modulation Technologies, Inc. (a)	9,165	388,229
Baxter International, Inc.	216,458	18,697,642
Becton Dickinson and Co.	114,968	32,345,097
Boston Scientific Corp. (a)	591,938	22,831,049
Cantel Medical Corp.	16,466	778,018
Cardiovascular Systems, Inc. (a)	16,537	504,048
Co-Diagnostics, Inc. (a)	10,514	252,336
CONMED Corp.	12,116	1,000,055
CryoLife, Inc. (a)	16,386	318,052
CryoPort, Inc. (a)	15,237	504,954
Danaher Corp.	265,662	54,141,916
DexCom, Inc. (a)	38,832	16,912,889
Edwards Lifesciences Corp. (a)	265,981	20,855,570
Envista Holdings Corp. (a)	67,716	1,480,949

See accompanying notes which are an integral part of the financial statements.
60

Common Stocks – continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES – continued
Health Care Equipment – continued
GenMark Diagnostics, Inc. (a)	26,657	$ 476,094
Glaukos Corp. (a)	16,687	729,222
Globus Medical, Inc. Class A (a)	32,917	1,585,941
Heska Corp. (a)	3,177	305,691
Hill-Rom Holdings, Inc.	28,493	2,770,089
Hologic, Inc. (a)	111,630	7,789,541
IDEXX Laboratories, Inc. (a)	36,171	14,387,015
Inogen, Inc. (a)	7,988	245,232
Insulet Corp. (a)	26,652	5,419,951
Integer Holdings Corp. (a)	13,954	917,755
Integra LifeSciences Holdings Corp. (a)	30,525	1,457,569
Intuitive Surgical, Inc. (a)	49,173	33,705,141
iRhythm Technologies, Inc. (a)	11,224	1,397,163
LeMaitre Vascular, Inc.	7,489	219,652
LivaNova PLC (a)	20,584	957,979
Masimo Corp. (a)	21,789	4,796,195
Medtronic PLC	568,446	54,843,670
Mesa Laboratories, Inc.	2,007	475,539
Natus Medical, Inc. (a)	14,525	269,874
Nevro Corp. (a)	12,854	1,709,068
Novocure Ltd. (a)	36,025	2,730,335
NuVasive, Inc. (a)	22,135	1,264,794
Orthofix Medical, Inc. (a)	7,463	229,189
Penumbra, Inc. (a)	14,167	3,143,799
Repro-Med Systems, Inc. (a)	11,000	114,730
ResMed, Inc.	61,313	12,416,496
Shockwave Medical, Inc. (a)	10,480	516,874
Steris PLC	35,949	5,738,539
Stryker Corp.	142,926	27,627,596
Surmodics, Inc. (a)	5,718	270,404
Tactile Systems Technology, Inc. (a)	8,144	333,741
Tandem Diabetes Care, Inc. (a)	24,138	2,521,455
Teleflex, Inc.	19,657	7,334,027
Vapotherm, Inc. (a)	4,050	211,572
Varex Imaging Corp. (a)	16,273	255,161
Varian Medical Systems, Inc. (a)	38,403	5,480,876
ViewRay, Inc. (a)	37,243	103,163
Wright Medical Group N.V. (a)	54,760	1,643,895
Zimmer Biomet Holdings, Inc.	87,489	11,798,766
Zynex, Inc. (a)	7,772	148,601
		471,567,567
Health Care Supplies – 2.2%
Align Technology, Inc. (a)	31,743	9,326,728
Antares Pharma, Inc. (a)	65,005	169,663
Atrion Corp.	627	388,803
Avanos Medical, Inc. (a)	19,969	612,449
Cerus Corp. (a)	68,432	487,920
DENTSPLY SIRONA, Inc.	94,172	4,200,071

	Shares	Value

Haemonetics Corp. (a)	21,392	$ 1,875,223
ICU Medical, Inc. (a)	8,352	1,534,513
Lantheus Holdings, Inc. (a)	16,477	222,110
Meridian Bioscience, Inc. (a)	17,790	435,677
Merit Medical Systems, Inc. (a)	21,134	945,113
Neogen Corp. (a)	22,420	1,721,183
OraSure Technologies, Inc. (a)	25,872	469,577
OrthoPediatrics Corp. (a)	4,584	193,399
Quidel Corp. (a)	15,938	4,502,007
Quotient Ltd. (a)	25,613	200,806
SI-BONE, Inc. (a)	9,077	155,217
Silk Road Medical, Inc. (a)	11,438	531,409
SmileDirectClub, Inc. (a)	24,251	204,921
STAAR Surgical Co. (a)	14,392	837,470
The Cooper Cos., Inc.	20,845	5,897,676
West Pharmaceutical Services, Inc.	31,305	8,416,975
		43,328,910
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		514,896,477
HEALTH CARE PROVIDERS & SERVICES – 17.5%
Health Care Distributors – 1.5%
AmerisourceBergen Corp.	65,468	6,559,239
Cardinal Health, Inc.	123,706	6,756,822
Covetrus, Inc. (a)	42,392	939,407
Henry Schein, Inc. (a)	60,670	4,169,849
McKesson Corp.	68,512	10,287,762
Owens & Minor, Inc.	24,445	393,075
Patterson Cos., Inc.	36,893	979,878
PetIQ, Inc. (a)	8,675	316,551
		30,402,583
Health Care Facilities – 1.3%
Acadia Healthcare Co., Inc. (a)	33,899	1,010,529
Brookdale Senior Living, Inc. (a)	71,010	196,698
Community Health Systems, Inc. (a)	39,937	198,886
Encompass Health Corp.	41,941	2,855,343
Hanger, Inc. (a)	15,881	277,282
HCA Healthcare, Inc.	114,783	14,536,119
National HealthCare Corp.	5,119	303,659
Select Medical Holdings Corp. (a)	45,701	870,147
Surgery Partners, Inc. (a)	8,289	126,573
Tenet Healthcare Corp. (a)	37,698	996,735
The Ensign Group, Inc.	21,630	994,764
The Pennant Group, Inc. (a)	11,478	287,639
Universal Health Services, Inc. Class B	33,605	3,693,190
US Physical Therapy, Inc.	5,433	451,265
		26,798,829
Health Care Services – 4.9%
1Life Healthcare, Inc. (a)	10,740	318,011
Addus HomeCare Corp. (a)	6,289	606,323
Amedisys, Inc. (a)	13,743	3,218,061
See accompanying notes which are an integral part of the financial statements.
61

Fidelity® MSCI Health Care Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES – continued
Health Care Services – continued
AMN Healthcare Services, Inc. (a)	19,928	$ 1,094,844
Apollo Medical Holdings, Inc. (a)	12,355	206,946
BioTelemetry, Inc. (a)	14,577	620,397
Chemed Corp.	6,748	3,321,298
Cigna Corp. (a)	157,940	27,274,659
CorVel Corp. (a)	4,301	341,887
CVS Health Corp.	552,918	34,800,659
DaVita, Inc. (a)	37,390	3,267,512
Guardant Health, Inc. (a)	24,068	2,050,112
Laboratory Corp. of America Holdings (a)	41,210	7,950,233
LHC Group, Inc. (a)	12,728	2,483,360
MEDNAX, Inc. (a)	36,016	719,600
National Research Corp.	5,833	333,589
Ontrak, Inc. (a)	2,847	108,926
Option Care Health, Inc. (a)	15,065	177,466
Premier, Inc. Class A (a)	30,231	1,057,178
Quest Diagnostics, Inc.	56,580	7,189,621
R1 RCM, Inc. (a)	40,108	548,276
RadNet, Inc. (a)	18,387	292,170
The Providence Service Corp. (a)	5,211	422,143
Tivity Health, Inc. (a)	14,410	189,059
		98,592,330
Managed Health Care – 9.8%
Anthem, Inc.	106,980	29,291,124
Centene Corp. (a)	248,769	16,232,177
HealthEquity, Inc. (a)	30,148	1,554,431
Humana, Inc.	56,009	21,980,732
Magellan Health, Inc. (a)	9,367	694,750
Molina Healthcare, Inc. (a)	25,762	4,758,242
Progyny, Inc. (a)	7,229	192,472
Triple-S Management Corp. Class B (a)	9,694	188,645
UnitedHealth Group, Inc.	402,161	121,766,308
		196,658,881
TOTAL HEALTH CARE PROVIDERS & SERVICES		352,452,623
HEALTH CARE TECHNOLOGY – 2.1%
Health Care Technology – 2.1%
Allscripts Healthcare Solutions, Inc. (a)	68,805	619,245
Cerner Corp.	132,251	9,184,832
Change Healthcare, Inc. (a)	96,150	1,121,109
Computer Programs & Systems, Inc.	5,133	126,682
Evolent Health, Inc. Class A (a)	32,193	375,048
Health Catalyst, Inc. (a)	6,344	221,406
HealthStream, Inc. (a)	11,462	251,648
HMS Holdings Corp. (a)	37,471	1,217,807
Inovalon Holdings, Inc. Class A (a)	29,915	703,900

	Shares	Value

Inspire Medical Systems, Inc. (a)	9,242	$ 918,285
Livongo Health, Inc. (a)	16,551	2,106,115
NextGen Healthcare, Inc. (a)	20,747	303,321
Omnicell, Inc. (a)	18,141	1,275,131
Phreesia, Inc. (a)	8,395	252,354
Schrodinger, Inc. (a)	5,334	386,075
Simulations Plus, Inc.	5,264	370,586
Tabula Rasa HealthCare, Inc. (a)	8,970	504,114
Teladoc Health, Inc. (a)	29,836	7,089,929
Veeva Systems, Inc. Class A (a)	56,054	14,830,207
Vocera Communications, Inc. (a)	13,166	405,118
TOTAL HEALTH CARE TECHNOLOGY		42,262,912
LIFE SCIENCES TOOLS & SERVICES – 8.6%
Life Sciences Tools & Services – 8.6%
Adaptive Biotechnologies Corp. (a)	32,321	1,206,220
Agilent Technologies, Inc.	131,747	12,691,189
Avantor, Inc. (a)	182,805	4,036,334
Bio-Rad Laboratories, Inc. Class A (a)	9,467	4,969,134
Bio-Techne Corp.	16,239	4,468,323
Bruker Corp.	45,907	2,048,370
Charles River Laboratories International, Inc. (a)	21,021	4,182,969
Codexis, Inc. (a)	23,717	280,572
Illumina, Inc. (a)	62,323	23,817,358
IQVIA Holdings, Inc. (a)	81,747	12,947,907
Luminex Corp.	18,202	662,553
Medpace Holdings, Inc. (a)	12,281	1,465,737
Mettler-Toledo International, Inc. (a)	10,197	9,534,195
NanoString Technologies, Inc. (a)	15,742	568,444
NeoGenomics, Inc. (a)	42,185	1,612,733
Pacific Biosciences of California, Inc. (a)	54,228	202,270
PerkinElmer, Inc.	47,152	5,606,844
PRA Health Sciences, Inc. (a)	27,036	2,880,956
Quanterix Corp. (a)	8,342	269,530
Repligen Corp. (a)	21,049	3,176,505
Syneos Health, Inc. (a)	26,600	1,659,574
Thermo Fisher Scientific, Inc.	169,090	69,994,805
Waters Corp. (a)	26,338	5,613,945
TOTAL LIFE SCIENCES TOOLS & SERVICES		173,896,467
PHARMACEUTICALS – 25.8%
Pharmaceuticals – 25.8%
Aerie Pharmaceuticals, Inc. (a)	16,781	193,988
AMAG Pharmaceuticals, Inc. (a)	13,117	125,333
Amneal Pharmaceuticals, Inc. (a)	37,065	160,491
Amphastar Pharmaceuticals, Inc. (a)	15,226	304,825
ANI Pharmaceuticals, Inc. (a)	4,009	118,706
Arvinas Holding Co. LLC (a)	8,330	262,395
Axsome Therapeutics, Inc. (a)	11,785	840,624

See accompanying notes which are an integral part of the financial statements.
62

Common Stocks – continued
	Shares	Value
PHARMACEUTICALS – continued
Pharmaceuticals – continued
BioDelivery Sciences International, Inc. (a)	34,462	$ 144,396
Bristol-Myers Squibb Co.	957,105	56,143,779
Cara Therapeutics, Inc. (a)	17,890	294,112
Catalent, Inc. (a)	66,162	5,778,589
Collegium Pharmaceutical, Inc. (a)	12,833	202,505
Corcept Therapeutics, Inc. (a)	46,307	692,290
Durect Corp. (a)	83,506	163,672
Elanco Animal Health, Inc. (a)	168,631	3,984,751
Eli Lilly & Co.	364,925	54,844,578
Endo International PLC (a)	96,490	335,785
Horizon Therapeutics PLC (a)	80,654	4,935,218
Innoviva, Inc. (a)	28,005	379,328
Intersect ENT, Inc. (a)	12,059	207,294
Intra-Cellular Therapies, Inc. (a)	25,131	498,222
Jazz Pharmaceuticals PLC (a)	23,875	2,584,469
Johnson & Johnson	1,117,029	162,818,147
Kala Pharmaceuticals, Inc. (a)	13,946	122,027
Lannett Co., Inc. (a)	14,618	86,977
Merck & Co., Inc.	1,075,288	86,281,109
Mylan N.V. (a)	218,358	3,517,747
MyoKardia, Inc. (a)	20,942	1,887,502
Nektar Therapeutics (a)	74,826	1,658,144
Odonate Therapeutics, Inc. (a)	5,428	197,416
Omeros Corp. (a)	20,655	265,004
Pacira BioSciences, Inc. (a)	16,986	893,633
Perrigo Co. PLC	57,903	3,070,017
Pfizer, Inc.	2,346,273	90,284,585
Phathom Pharmaceuticals, Inc. (a)	3,088	102,707
Phibro Animal Health Corp. Class A	8,798	204,070
Prestige Consumer Healthcare, Inc. (a)	21,377	795,011
Provention Bio, Inc. (a)	14,228	147,829
Reata Pharmaceuticals, Inc. Class A (a)	10,093	1,490,736

	Shares	Value

Relmada Therapeutics, Inc. (a)	5,095	$ 185,305
Revance Therapeutics, Inc. (a)	21,796	511,770
SIGA Technologies, Inc. (a)	22,488	144,373
Supernus Pharmaceuticals, Inc. (a)	22,380	498,291
TherapeuticsMD, Inc. (a)	101,826	188,378
Theravance Biopharma, Inc. (a)	18,563	360,493
Tilray, Inc. Class 2 (a)	12,504	92,280
Tricida, Inc. (a)	12,670	169,525
WaVe Life Sciences Ltd. (a)	8,346	73,278
Zoetis, Inc.	201,351	30,540,920
Zogenix, Inc. (a)	22,062	524,855
TOTAL PHARMACEUTICALS		520,307,479
TOTAL COMMON STOCKS (Cost $1,696,054,210)		2,007,764,280
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (c) (Cost $4,484,000)	4,484,000	4,484,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,700,538,210)		2,012,248,280
NET OTHER ASSETS (LIABILITIES) – 0.1%		3,017,990
NET ASSETS – 100.0%		$ 2,015,266,270

Legend
(a)	Non-income producing.
(b)	Level 3 security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts	9	September 2020	$ 665,010	$ 25,752	$ 25,752
CME E-mini S&P Health Care Select Sector Index Contracts	63	September 2020	6,697,530	375,159	375,159
Total Equity Index Contracts					$ 400,911
The notional amount of futures purchased as a percentage of Net Assets is 0.4%
See accompanying notes which are an integral part of the financial statements.
63

Fidelity® MSCI Health Care Index ETF
Schedule of Investments–continued
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,007,764,280	$ 2,007,744,439	$ —	$ 19,841
Money Market Funds	4,484,000	4,484,000	—	—
Total Investments in Securities:	$ 2,012,248,280	$ 2,012,228,439	$ —	$ 19,841
Derivative Instruments:
Assets
Futures Contracts	$ 400,911	$ 400,911	$ —	$ —
Total Assets	$ 400,911	$ 400,911	$ —	$ —
Total Derivative Instruments:	$ 400,911	$ 400,911	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$400,911	$0
Total Equity Risk	400,911	0
Total Value of Derivatives	$400,911	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
64

Fidelity® MSCI Industrials Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
AEROSPACE & DEFENSE – 17.9%
Aerospace & Defense – 17.9%
AAR Corp.	4,218	$ 72,634
Aerojet Rocketdyne Holdings, Inc. (a)	8,409	346,871
AeroVironment, Inc. (a)	2,860	218,933
Astronics Corp. (a)	3,024	26,309
Axon Enterprise, Inc. (a)	7,448	619,152
BWX Technologies, Inc.	11,904	649,006
Cubic Corp.	3,931	165,102
Curtiss-Wright Corp.	5,365	478,129
Ducommun, Inc. (a)	1,381	49,647
General Dynamics Corp.	30,892	4,533,092
HEICO Corp.	5,431	522,028
HEICO Corp. Class A	9,064	693,849
Hexcel Corp.	10,482	390,979
Howmet Aerospace, Inc.	49,323	728,994
Huntington Ingalls Industries, Inc.	5,108	887,311
Kaman Corp.	2,974	117,443
Kratos Defense & Security Solutions, Inc. (a)	15,109	272,113
L3Harris Technologies, Inc.	27,739	4,669,306
Lockheed Martin Corp.	31,841	12,066,784
Maxar Technologies, Inc. (a)	7,549	134,297
Mercury Systems, Inc. (a)	6,990	541,236
Moog, Inc. Class A	3,937	211,496
National Presto Industries, Inc.	608	51,917
Northrop Grumman Corp.	19,984	6,495,000
PAE, Inc. (a)	6,900	54,372
Park Aerospace Corp.	2,303	24,826
Parsons Corp. (a)	3,151	109,749
Raytheon Technologies Corp.	190,169	10,778,779
Spirit AeroSystems Holdings, Inc. Class A	13,191	258,148
Teledyne Technologies, Inc. (a)	4,596	1,409,593
Textron, Inc.	28,615	999,808
The Boeing Co.	67,132	10,606,856
TransDigm Group, Inc.	6,398	2,761,249
Triumph Group, Inc.	6,166	41,805
Vectrus, Inc. (a)	1,454	63,961
Virgin Galactic Holdings, Inc. (a)	7,856	176,367
TOTAL AEROSPACE & DEFENSE		62,227,141
AIR FREIGHT & LOGISTICS – 6.5%
Air Freight & Logistics – 6.5%
Air Transport Services Group, Inc. (a)	1,850	45,084
Atlas Air Worldwide Holdings, Inc. (a)	787	40,987
CH Robinson Worldwide, Inc.	16,929	1,586,586
Echo Global Logistics, Inc. (a)	3,413	85,547
Expeditors International of Washington, Inc.	21,303	1,800,316

	Shares	Value

FedEx Corp.	31,129	$ 5,242,124
Forward Air Corp.	3,547	184,409
Hub Group, Inc. Class A (a)	4,159	220,011
United Parcel Service, Inc. Class B	88,101	12,577,299
XPO Logistics, Inc. (a)	11,570	867,981
TOTAL AIR FREIGHT & LOGISTICS		22,650,344
AIRLINES – 0.5%
Airlines – 0.5%
Alaska Air Group, Inc.	3,833	132,009
Allegiant Travel Co.	503	56,351
American Airlines Group, Inc.	15,688	174,451
Delta Air Lines, Inc.	20,121	502,421
Hawaiian Holdings, Inc.	1,446	17,193
JetBlue Airways Corp. (a)	8,432	87,187
SkyWest, Inc.	1,601	42,122
Southwest Airlines Co.	18,190	561,889
Spirit Airlines, Inc. (a)	2,731	43,177
TOTAL AIRLINES		1,616,800
BUILDING PRODUCTS – 6.4%
Building Products – 6.4%
AAON, Inc.	5,206	308,456
Advanced Drainage Systems, Inc.	6,500	318,500
Allegion PLC	11,619	1,155,626
American Woodmark Corp. (a)	2,022	163,014
AO Smith Corp.	17,057	821,124
Apogee Enterprises, Inc.	3,151	68,030
Armstrong World Industries, Inc.	6,035	429,933
Builders FirstSource, Inc. (a)	14,554	344,784
Carrier Global Corp.	102,889	2,802,696
Cornerstone Building Brands, Inc. (a)	6,543	37,099
CSW Industrials, Inc.	1,902	127,035
Fortune Brands Home & Security, Inc.	17,564	1,343,646
Gibraltar Industries, Inc. (a)	4,020	207,914
Griffon Corp.	4,129	94,430
Insteel Industries, Inc.	2,193	40,878
JELD-WEN Holding, Inc. (a)	8,863	173,715
Johnson Controls International PLC	95,847	3,688,193
Lennox International, Inc.	4,356	1,168,018
Masco Corp.	34,853	1,992,197
Masonite International Corp. (a)	2,977	251,110
Owens Corning	13,560	819,973
Patrick Industries, Inc.	2,858	182,769
PGT Innovations, Inc. (a)	7,249	123,740
Quanex Building Products Corp.	4,157	58,406
Resideo Technologies, Inc. (a)	15,104	200,581
Simpson Manufacturing Co., Inc.	5,018	484,538
Trane Technologies PLC	29,914	3,346,479
Trex Co., Inc. (a)	7,403	1,031,460

See accompanying notes which are an integral part of the financial statements.
65

Fidelity® MSCI Industrials Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
BUILDING PRODUCTS – continued
Building Products – continued
UFP Industries, Inc.	7,705	$ 448,585
TOTAL BUILDING PRODUCTS		22,232,929
COMMERCIAL SERVICES & SUPPLIES – 7.5%
Commercial Printing – 0.2%
Brady Corp. Class A	6,217	285,795
Cimpress PLC (a)	2,302	230,200
Deluxe Corp.	5,349	151,002
Ennis, Inc.	3,319	57,419
		724,416
Diversified Support Services – 2.2%
Cintas Corp.	11,065	3,340,192
Copart, Inc. (a)	26,392	2,461,054
Healthcare Services Group, Inc.	9,297	243,489
IAA, Inc. (a)	16,712	724,465
KAR Auction Services, Inc.	16,180	244,803
Matthews International Corp. Class A	3,737	80,719
McGrath RentCorp	3,046	176,729
UniFirst Corp.	1,919	357,855
Viad Corp.	2,589	37,437
		7,666,743
Environmental & Facilities Services – 4.6%
ABM Industries, Inc.	8,352	299,837
Advanced Disposal Services, Inc. (a)	9,602	289,596
BrightView Holdings, Inc. (a)	3,985	48,298
Casella Waste Systems, Inc. Class A (a)	5,884	326,033
Clean Harbors, Inc. (a)	6,667	397,353
Covanta Holding Corp.	14,661	144,264
Harsco Corp. (a)	9,790	156,248
Heritage-Crystal Clean, Inc. (a)	1,937	26,983
Republic Services, Inc.	28,025	2,445,181
Rollins, Inc.	18,523	970,605
SP Plus Corp. (a)	2,718	43,189
Stericycle, Inc. (a)	11,416	689,926
Tetra Tech, Inc.	6,874	609,380
US Ecology, Inc.	3,553	123,218
Waste Connections, Inc.	33,088	3,387,219
Waste Management, Inc.	53,294	5,841,023
		15,798,353
Office Services & Supplies – 0.4%
ACCO Brands Corp.	11,902	77,601
Herman Miller, Inc.	7,388	173,101
HNI Corp.	5,335	158,449
Interface, Inc.	7,207	57,512
Kimball International, Inc. Class B	4,708	51,506
Knoll, Inc.	6,295	73,714
MSA Safety, Inc.	4,640	549,979
Pitney Bowes, Inc.	21,172	70,714

	Shares	Value

Steelcase, Inc. Class A	10,687	$ 114,672
		1,327,248
Security & Alarm Services – 0.1%
ADT, Inc.	19,005	163,633
The Brink's Co.	6,289	278,917
		442,550
TOTAL COMMERCIAL SERVICES & SUPPLIES		25,959,310
CONSTRUCTION & ENGINEERING – 1.7%
Construction & Engineering – 1.7%
AECOM (a)	19,863	718,842
Aegion Corp. (a)	3,850	59,367
Ameresco, Inc. Class A (a)	2,487	68,840
Arcosa, Inc.	6,068	256,191
Argan, Inc.	1,866	80,051
Comfort Systems USA, Inc.	4,546	225,982
Construction Partners, Inc. Class A (a)	3,080	50,974
Dycom Industries, Inc. (a)	3,987	170,763
EMCOR Group, Inc.	7,058	483,473
Fluor Corp.	17,124	174,494
Granite Construction, Inc.	5,873	99,606
Great Lakes Dredge & Dock Corp. (a)	8,123	67,908
IES Holdings, Inc. (a)	1,069	25,474
Jacobs Engineering Group, Inc.	16,697	1,425,089
MasTec, Inc. (a)	7,682	305,590
MYR Group, Inc. (a)	2,136	78,327
NV5 Global, Inc. (a)	1,317	74,727
Primoris Services Corp.	5,806	93,070
Quanta Services, Inc.	17,917	716,143
Sterling Construction Co., Inc. (a)	3,511	36,163
Tutor Perini Corp. (a)	4,900	57,673
Valmont Industries, Inc.	2,712	328,695
WillScot Mobile Mini Holdings Corp. (a)	21,056	317,103
TOTAL CONSTRUCTION & ENGINEERING		5,914,545
ELECTRICAL EQUIPMENT – 6.4%
Electrical Components & Equipment – 6.3%
Acuity Brands, Inc.	4,955	491,040
AMETEK, Inc.	28,753	2,681,217
Atkore International Group, Inc. (a)	5,984	159,593
Eaton Corp. PLC	51,876	4,831,212
Emerson Electric Co.	76,775	4,760,818
Encore Wire Corp.	2,625	131,749
EnerSys	5,293	356,007
Generac Holdings, Inc. (a)	7,844	1,236,058
GrafTech International Ltd.	10,138	61,538
Hubbell, Inc.	6,830	921,845
nVent Electric PLC	20,232	367,413
Plug Power, Inc. (a)	38,200	294,522

See accompanying notes which are an integral part of the financial statements.
66

Common Stocks – continued
	Shares	Value
ELECTRICAL EQUIPMENT – continued
Electrical Components & Equipment – continued
Powell Industries, Inc.	1,168	$ 31,010
Regal-Beloit Corp.	5,114	470,335
Rockwell Automation, Inc.	14,578	3,180,045
Sensata Technologies Holding PLC (a)	19,840	753,523
Sunrun, Inc. (a)	10,504	385,392
Thermon Group Holdings, Inc. (a)	4,206	56,991
Vertiv Holdings Co. (a)	26,677	386,817
Vicor Corp. (a)	2,322	189,173
Vivint Solar, Inc. (a)	6,132	124,725
		21,871,023
Heavy Electrical Equipment – 0.1%
AZZ, Inc.	3,319	104,814
Bloom Energy Corp. Class A (a)	8,651	105,196
TPI Composites, Inc. (a)	3,794	97,051
		307,061
TOTAL ELECTRICAL EQUIPMENT		22,178,084
INDUSTRIAL CONGLOMERATES – 10.8%
Industrial Conglomerates – 10.8%
3M Co.	72,230	10,868,448
Carlisle Cos., Inc.	7,002	833,798
General Electric Co.	1,096,748	6,657,261
Honeywell International, Inc.	89,421	13,356,815
Raven Industries, Inc.	4,553	98,390
Roper Technologies, Inc.	13,315	5,758,072
TOTAL INDUSTRIAL CONGLOMERATES		37,572,784
MACHINERY – 20.2%
Agricultural & Farm Machinery – 2.4%
AGCO Corp.	8,063	529,175
Deere & Co.	37,387	6,591,702
Lindsay Corp.	1,361	131,976
The Toro Co.	13,481	961,869
		8,214,722
Construction Machinery & Heavy Trucks – 6.0%
Alamo Group, Inc.	1,256	129,506
Allison Transmission Holdings, Inc.	14,801	552,965
Astec Industries, Inc.	2,554	113,627
Blue Bird Corp. (a)	1,660	20,800
Caterpillar, Inc.	69,026	9,172,175
Cummins, Inc.	18,856	3,644,111
Douglas Dynamics, Inc.	2,814	99,475
Federal Signal Corp.	7,573	234,081
Meritor, Inc. (a)	8,802	200,245
Navistar International Corp. (a)	5,565	178,247
Oshkosh Corp.	8,573	674,867
PACCAR, Inc.	43,461	3,697,662
REV Group, Inc.	3,547	23,055

	Shares	Value

Terex Corp.	8,795	$ 165,786
The Greenbrier Cos., Inc.	4,053	104,284
The Manitowoc Co., Inc. (a)	4,565	48,663
The Shyft Group, Inc.	4,042	76,313
Trinity Industries, Inc.	12,045	235,239
Wabash National Corp.	6,638	75,607
Westinghouse Air Brake Technologies Corp.	22,851	1,421,104
		20,867,812
Industrial Machinery – 11.8%
Albany International Corp. Class A	3,845	184,868
Altra Industrial Motion Corp.	8,108	277,537
Barnes Group, Inc.	6,092	224,612
Chart Industries, Inc. (a)	4,507	308,865
Colfax Corp. (a)	11,876	345,354
Columbus McKinnon Corp.	2,977	98,628
Crane Co.	5,948	336,478
Donaldson Co., Inc.	15,911	769,138
Dover Corp.	18,110	1,864,062
Energy Recovery, Inc. (a)	4,844	36,766
Enerpac Tool Group Corp.	7,552	142,733
EnPro Industries, Inc.	2,488	118,752
ESCO Technologies, Inc.	3,257	279,907
Evoqua Water Technologies Corp. (a)	10,954	210,645
Flowserve Corp.	16,264	453,278
Fortive Corp.	37,946	2,663,430
Franklin Electric Co., Inc.	4,959	268,034
Gates Industrial Corp. PLC (a)	7,347	77,437
Graco, Inc.	21,070	1,121,767
Helios Technologies, Inc.	3,830	144,889
Hillenbrand, Inc.	9,410	275,054
Hyster-Yale Materials Handling, Inc.	811	30,258
IDEX Corp.	9,561	1,575,844
Illinois Tool Works, Inc.	40,013	7,402,005
Ingersoll Rand, Inc. (a)	44,376	1,401,838
ITT, Inc.	11,041	637,397
John Bean Technologies Corp.	3,986	373,727
Kadant, Inc.	1,428	154,952
Kennametal, Inc.	10,407	280,573
Lincoln Electric Holdings, Inc.	7,210	651,712
Luxfer Holdings PLC	3,460	43,942
Mueller Industries, Inc.	6,452	180,398
Mueller Water Products, Inc. Class A	18,878	191,045
Nordson Corp.	6,899	1,335,853
Omega Flex, Inc.	369	44,926
Otis Worldwide Corp.	51,445	3,227,659
Parker Hannifin Corp.	16,108	2,882,043
Pentair PLC	21,119	904,949
Proto Labs, Inc. (a)	3,196	383,904
RBC Bearings, Inc. (a)	3,148	385,378
Rexnord Corp.	15,316	443,705
See accompanying notes which are an integral part of the financial statements.
67

Fidelity® MSCI Industrials Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
MACHINERY – continued
Industrial Machinery – continued
Snap-on, Inc.	6,517	$ 950,635
SPX Corp. (a)	5,584	234,528
SPX FLOW, Inc. (a)	5,342	214,107
Standex International Corp.	1,580	84,609
Stanley Black & Decker, Inc.	19,330	2,963,676
Tennant Co.	2,149	143,166
The Gorman-Rupp Co.	2,136	64,635
The Middleby Corp. (a)	7,035	584,327
The Timken Co.	8,548	390,302
Trimas Corp. (a)	5,544	129,730
Watts Water Technologies, Inc. Class A	3,297	276,585
Welbilt, Inc. (a)	17,025	103,512
Woodward, Inc.	7,426	556,504
Xylem, Inc.	22,613	1,650,297
		41,080,955
TOTAL MACHINERY		70,163,489
MARINE – 0.0%
Marine – 0.0%
Genco Shipping & Trading Ltd.	2,556	17,356
Kirby Corp. (a)	1,859	85,960
Matson, Inc.	1,317	47,965
TOTAL MARINE		151,281
PROFESSIONAL SERVICES – 6.4%
Human Resource & Employment Services – 0.9%
ASGN, Inc. (a)	6,639	454,506
Barrett Business Services, Inc.	949	49,993
Heidrick & Struggles International, Inc.	2,411	48,774
Insperity, Inc.	4,700	314,242
Kelly Services, Inc. Class A	4,261	63,105
Kforce, Inc.	2,603	75,070
Korn Ferry	6,949	195,267
ManpowerGroup, Inc.	7,340	504,919
Robert Half International, Inc.	14,471	736,140
TriNet Group, Inc. (a)	5,615	370,590
TrueBlue, Inc. (a)	4,911	75,777
Upwork, Inc. (a)	9,138	137,253
		3,025,636
Research & Consulting Services – 5.5%
CBIZ, Inc. (a)	6,537	158,065
CoreLogic, Inc.	9,932	676,965
CoStar Group, Inc. (a)	4,888	4,153,627
Equifax, Inc.	15,214	2,473,188
Exponent, Inc.	6,504	546,726
Forrester Research, Inc. (a)	1,378	48,382

	Shares	Value

Franklin Covey Co. (a)	1,477	$ 26,719
FTI Consulting, Inc. (a)	4,710	562,562
Huron Consulting Group, Inc. (a)	2,799	133,568
ICF International, Inc.	2,351	158,951
IHS Markit Ltd.	47,654	3,847,108
Nielsen Holdings PLC	44,799	646,450
Resources Connection, Inc.	3,801	42,951
TransUnion	23,679	2,120,928
Verisk Analytics, Inc.	19,440	3,668,522
Willdan Group, Inc. (a)	1,320	32,551
		19,297,263
TOTAL PROFESSIONAL SERVICES		22,322,899
ROAD & RAIL – 11.8%
Railroads – 8.7%
CSX Corp.	97,101	6,927,186
Kansas City Southern	12,066	2,073,542
Norfolk Southern Corp.	32,354	6,218,762
Union Pacific Corp.	86,617	15,015,057
		30,234,547
Trucking – 3.1%
AMERCO	1,224	388,902
ArcBest Corp.	3,228	98,099
Avis Budget Group, Inc. (a)	7,477	193,654
Heartland Express, Inc.	5,631	114,225
JB Hunt Transport Services, Inc.	10,660	1,379,404
Knight-Swift Transportation Holdings, Inc.	16,110	700,624
Landstar System, Inc.	4,965	604,638
Marten Transport Ltd.	5,150	137,093
Old Dominion Freight Line, Inc.	12,000	2,193,840
Ryder System, Inc.	6,653	243,699
Saia, Inc. (a)	3,274	391,079
Schneider National, Inc. Class B	6,556	164,752
Uber Technologies, Inc. (a)	119,212	3,607,355
Werner Enterprises, Inc.	7,828	344,315
		10,561,679
TOTAL ROAD & RAIL		40,796,226
TRADING COMPANIES & DISTRIBUTORS – 3.6%
Trading Companies & Distributors – 3.6%
Air Lease Corp.	13,486	353,603
Applied Industrial Technologies, Inc.	4,839	305,438
Beacon Roofing Supply, Inc. (a)	6,926	215,814
BMC Stock Holdings, Inc. (a)	7,974	204,134
CAI International, Inc. (a)	1,966	33,835
DXP Enterprises, Inc. (a)	2,118	35,752
Fastenal Co.	72,055	3,389,467
Foundation Building Materials, Inc. (a)	2,702	37,098

See accompanying notes which are an integral part of the financial statements.
68

Common Stocks – continued
	Shares	Value
TRADING COMPANIES & DISTRIBUTORS – continued
Trading Companies & Distributors – continued
GATX Corp.	3,947	$ 240,728
GMS, Inc. (a)	5,281	123,734
H&E Equipment Services, Inc.	4,020	70,712
HD Supply Holdings, Inc. (a)	20,388	715,619
Herc Holdings, Inc. (a)	2,540	85,192
MRC Global, Inc. (a)	9,962	59,274
MSC Industrial Direct Co., Inc. Class A	5,662	373,749
NOW, Inc. (a)	13,765	108,468
Rush Enterprises, Inc. Class A	3,481	165,626
Rush Enterprises, Inc. Class B	548	21,810
SiteOne Landscape Supply, Inc. (a)	5,246	671,645
Systemax, Inc.	1,569	35,161
Triton International Ltd.	6,979	219,629
United Rentals, Inc. (a)	9,335	1,450,379
Univar Solutions, Inc. (a)	21,206	374,710
Watsco, Inc.	4,106	969,303
WESCO International, Inc. (a)	6,270	243,715
WW Grainger, Inc.	5,723	1,954,576
TOTAL TRADING COMPANIES & DISTRIBUTORS		12,459,171
TRANSPORTATION INFRASTRUCTURE – 0.1%
Airport Services – 0.1%
Macquarie Infrastructure Corp.	9,190	275,332
TOTAL COMMON STOCKS (Cost $382,209,288)		346,520,335
Money Market Fund – 0.1%
	Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $530,000)	530,000	$ 530,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $382,739,288)		347,050,335
NET OTHER ASSETS (LIABILITIES) – 0.1%		247,142
NET ASSETS – 100.0%		$ 347,297,477

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts	1	September 2020	$ 73,890	$ 3,153	$ 3,153
CME E-mini S&P Industrial Select Sector Index Contracts	9	September 2020	648,090	17,059	17,059
Total Equity Index Contracts					$ 20,212
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
See accompanying notes which are an integral part of the financial statements.
69

Fidelity® MSCI Industrials Index ETF
Schedule of Investments–continued
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 346,520,335	$ 346,520,335	$ —	$ —
Money Market Funds	530,000	530,000	—	—
Total Investments in Securities:	$ 347,050,335	$ 347,050,335	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 20,212	$ 20,212	$ —	$ —
Total Assets	$ 20,212	$ 20,212	$ —	$ —
Total Derivative Instruments:	$ 20,212	$ 20,212	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$20,212	$0
Total Equity Risk	20,212	0
Total Value of Derivatives	$20,212	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
70

Fidelity® MSCI Information Technology Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT – 3.4%
Communications Equipment – 3.4%
Acacia Communications, Inc. (a)	18,489	$ 1,256,882
ADTRAN, Inc.	22,947	285,002
Arista Networks, Inc. (a)	28,317	7,355,907
Calix, Inc. (a)	25,205	516,954
Casa Systems, Inc. (a)	14,408	80,829
Ciena Corp. (a)	75,779	4,509,608
Cisco Systems, Inc.	2,089,519	98,416,345
CommScope Holding Co., Inc. (a)	96,909	899,315
Comtech Telecommunications Corp.	10,376	170,374
EchoStar Corp. Class A (a)	23,497	641,468
Extreme Networks, Inc. (a)	62,681	285,199
F5 Networks, Inc. (a)	30,016	4,079,174
Harmonic, Inc. (a)	45,939	256,340
Infinera Corp. (a)	82,184	648,432
Inseego Corp. (a)	30,998	417,853
InterDigital, Inc.	15,164	910,143
Juniper Networks, Inc.	163,162	4,141,052
Lumentum Holdings, Inc. (a)	36,872	3,422,828
Motorola Solutions, Inc.	83,923	11,732,435
NETGEAR, Inc. (a)	15,220	468,015
Netscout Systems, Inc. (a)	36,080	918,597
Plantronics, Inc.	16,836	336,552
Ribbon Communications, Inc. (a)	24,931	109,696
ViaSat, Inc. (a)	23,009	873,422
Viavi Solutions, Inc. (a)	114,308	1,580,880
TOTAL COMMUNICATIONS EQUIPMENT		144,313,302
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.9%
Electronic Components – 0.9%
Amphenol Corp. Class A	146,760	15,521,338
Belden, Inc.	22,623	714,887
Corning, Inc.	376,970	11,686,070
Dolby Laboratories, Inc. Class A	31,681	2,204,998
II-VI, Inc. (a)	49,448	2,508,002
Knowles Corp. (a)	44,922	685,510
Littelfuse, Inc.	12,013	2,134,109
Rogers Corp. (a)	9,199	1,096,429
Vishay Intertechnology, Inc.	64,079	1,005,399
		37,556,742
Electronic Equipment & Instruments – 0.9%
Badger Meter, Inc.	14,424	902,942
Cognex Corp.	85,106	5,691,038
Coherent, Inc. (a)	11,918	1,654,576
FARO Technologies, Inc. (a)	8,557	511,965
Fitbit, Inc. Class A (a)	113,164	740,093
FLIR Systems, Inc.	65,720	2,737,895
Itron, Inc. (a)	18,741	1,303,624
Keysight Technologies, Inc. (a)	92,710	9,260,802
MTS Systems Corp.	9,552	177,190

	Shares	Value

Napco Security Technologies, Inc. (a)	5,962	$ 157,278
National Instruments Corp.	61,323	2,176,967
nLight, Inc. (a)	16,785	388,908
Novanta, Inc. (a)	17,369	1,800,818
OSI Systems, Inc. (a)	8,501	603,231
Trimble, Inc. (a)	122,990	5,474,285
Vishay Precision Group, Inc. (a)	5,105	129,922
Zebra Technologies Corp. Class A (a)	26,663	7,485,637
		41,197,171
Electronic Manufacturing Services – 0.7%
Benchmark Electronics, Inc.	17,825	362,917
CTS Corp.	15,079	299,469
Fabrinet (a)	18,449	1,339,951
Flex Ltd. (a)	249,316	2,864,641
IPG Photonics Corp. (a)	18,299	3,275,704
Jabil, Inc.	67,569	2,355,455
Kimball Electronics, Inc. (a)	12,822	170,276
Methode Electronics, Inc.	18,754	528,863
Plexus Corp. (a)	14,333	1,064,799
Sanmina Corp. (a)	34,678	1,029,243
TE Connectivity Ltd.	164,465	14,648,897
TTM Technologies, Inc. (a)	47,785	588,233
		28,528,448
Technology Distributors – 0.4%
Arrow Electronics, Inc. (a)	39,808	2,851,049
Avnet, Inc.	48,835	1,304,871
CDW Corp.	70,477	8,192,951
ePlus, Inc. (a)	6,928	516,413
Insight Enterprises, Inc. (a)	17,191	856,800
PC Connection, Inc.	5,684	248,391
ScanSource, Inc. (a)	13,218	303,353
SYNNEX Corp.	21,359	2,664,322
		16,938,150
TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		124,220,511
IT SERVICES – 20.1%
Data Processing & Outsourced Services – 14.4%
Alliance Data Systems Corp.	22,073	979,158
Automatic Data Processing, Inc.	212,730	28,273,944
Black Knight, Inc. (a)	73,833	5,531,568
Broadridge Financial Solutions, Inc.	56,672	7,613,317
Cardtronics PLC Class A (a)	17,826	398,055
Cass Information Systems, Inc.	6,098	218,491
Conduent, Inc. (a)	88,503	169,041
CSG Systems International, Inc.	16,080	677,450
Euronet Worldwide, Inc. (a)	25,767	2,477,239
EVERTEC, Inc.	30,745	954,632
Evo Payments, Inc. Class A (a)	20,476	464,600
ExlService Holdings, Inc. (a)	16,967	1,086,906

See accompanying notes which are an integral part of the financial statements.
71

Fidelity® MSCI Information Technology Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
IT SERVICES – continued
Data Processing & Outsourced Services – continued
Fidelity National Information Services, Inc.	303,670	$ 44,429,958
Fiserv, Inc. (a)	284,743	28,414,504
FleetCor Technologies, Inc. (a)	42,125	10,892,261
Global Payments, Inc.	147,629	26,280,915
International Money Express, Inc. (a)	11,258	151,758
Jack Henry & Associates, Inc.	37,871	6,752,399
Mastercard, Inc. Class A	440,903	136,031,803
MAXIMUS, Inc.	31,726	2,354,386
NIC, Inc.	32,186	705,517
Paychex, Inc.	158,706	11,414,136
PayPal Holdings, Inc. (a)	549,030	107,648,312
Paysign, Inc. (a)	14,132	131,993
Repay Holding Corp. (a)	17,952	397,278
Sabre Corp.	136,615	1,032,809
Square, Inc. Class A (a)	174,769	22,693,755
Sykes Enterprises, Inc. (a)	19,113	524,843
The Western Union Co.	203,939	4,951,639
TTEC Holdings, Inc.	9,183	435,825
Verra Mobility Corp. (a)	62,876	643,222
Visa, Inc. Class A	840,573	160,045,099
WEX, Inc. (a)	21,367	3,383,892
		618,160,705
Internet Services & Infrastructure – 1.5%
Akamai Technologies, Inc. (a)	79,973	8,992,164
Endurance International Group Holdings, Inc. (a)	31,036	175,974
Fastly, Inc. Class A (a)	35,002	3,377,343
GoDaddy, Inc. Class A (a)	85,322	5,996,430
GTT Communications, Inc. (a)	14,514	91,438
Limelight Networks, Inc. (a)	60,777	381,072
MongoDB, Inc. (a)	22,388	5,128,643
Okta, Inc. (a)	55,766	12,323,171
Switch, Inc. Class A	29,321	527,485
Tucows, Inc. Class A (a)	4,641	280,827
Twilio, Inc. Class A (a)	58,246	16,158,605
VeriSign, Inc. (a)	51,722	10,948,513
		64,381,665
IT Consulting & Other Services – 4.2%
Accenture PLC Class A	312,892	70,331,864
Booz Allen Hamilton Holding Corp.	69,218	5,659,264
CACI International, Inc. Class A (a)	12,350	2,566,577
Cognizant Technology Solutions Corp. Class A	270,132	18,455,418
DXC Technology Co.	125,509	2,247,866
EPAM Systems, Inc. (a)	27,243	7,902,650
Gartner, Inc. (a)	43,983	5,482,041
International Business Machines Corp.	437,727	53,814,157
KBR, Inc.	70,493	1,567,764

	Shares	Value

Leidos Holdings, Inc.	66,314	$ 6,310,440
LiveRamp Holdings, Inc. (a)	33,253	1,515,339
ManTech International Corp. Class A	13,571	944,270
Perficient, Inc. (a)	15,697	615,479
Perspecta, Inc.	71,477	1,529,608
Science Applications International Corp.	25,406	2,031,972
The Hackett Group, Inc.	12,402	171,024
Unisys Corp. (a)	28,993	344,727
Virtusa Corp. (a)	14,127	573,556
		182,064,016
TOTAL IT SERVICES		864,606,386
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 17.0%
Semiconductor Equipment – 2.5%
ACM Research, Inc. Class A (a)	5,632	540,334
Advanced Energy Industries, Inc. (a)	18,688	1,374,876
Amkor Technology, Inc. (a)	55,074	748,731
Applied Materials, Inc.	452,457	29,106,559
Axcelis Technologies, Inc. (a)	15,520	456,598
Brooks Automation, Inc.	36,001	1,960,254
Cabot Microelectronics Corp.	14,513	2,187,399
Cohu, Inc.	21,170	398,631
Enphase Energy, Inc. (a)	45,613	2,753,201
Entegris, Inc.	66,647	4,792,586
FormFactor, Inc. (a)	37,619	1,084,932
Ichor Holdings Ltd. (a)	10,872	356,819
KLA Corp.	77,184	15,423,679
Kulicke & Soffa Industries, Inc.	31,148	738,208
Lam Research Corp.	71,716	27,048,407
MKS Instruments, Inc.	26,910	3,429,410
Onto Innovation, Inc. (a)	25,251	954,993
PDF Solutions, Inc. (a)	14,024	344,710
Photronics, Inc. (a)	27,524	326,985
SolarEdge Technologies, Inc. (a)	24,001	4,202,575
Teradyne, Inc.	82,727	7,359,394
Ultra Clean Holdings, Inc. (a)	20,145	606,163
Veeco Instruments, Inc. (a)	23,346	315,638
		106,511,082
Semiconductors – 14.5%
Advanced Micro Devices, Inc. (a)	576,303	44,623,141
Ambarella, Inc. (a)	16,560	749,837
Analog Devices, Inc.	181,427	20,836,891
Broadcom, Inc.	196,817	62,341,785
CEVA, Inc. (a)	10,461	420,532
Cirrus Logic, Inc. (a)	28,776	1,972,019
Cree, Inc. (a)	53,350	3,676,882
Diodes, Inc. (a)	21,362	1,099,075
DSP Group, Inc. (a)	11,006	163,439
First Solar, Inc. (a)	38,726	2,306,133
Impinj, Inc. (a)	8,193	193,355

See accompanying notes which are an integral part of the financial statements.
72

Common Stocks – continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – continued
Semiconductors – continued
Inphi Corp. (a)	22,549	$ 2,946,252
Intel Corp.	2,107,316	100,582,193
Lattice Semiconductor Corp. (a)	66,313	2,061,671
MACOM Technology Solutions Holdings, Inc. (a)	22,418	947,385
MagnaChip Semiconductor Corp. (a)	15,486	176,231
Marvell Technology Group Ltd.	330,007	12,035,355
Maxim Integrated Products, Inc.	132,989	9,055,221
MaxLinear, Inc. Class A (a)	34,226	867,629
Microchip Technology, Inc.	117,876	11,991,525
Micron Technology, Inc. (a)	547,339	27,397,054
Monolithic Power Systems, Inc.	20,919	5,543,744
NeoPhotonics Corp. (a)	22,856	208,218
NVE Corp.	2,259	122,528
NVIDIA Corp.	301,540	128,030,869
NXP Semiconductors N.V.	137,469	16,156,732
ON Semiconductor Corp. (a)	202,927	4,180,296
Power Integrations, Inc.	14,464	1,765,042
Qorvo, Inc. (a)	57,109	7,318,518
QUALCOMM, Inc.	563,190	59,478,496
Rambus, Inc. (a)	54,321	801,778
Semtech Corp. (a)	32,327	1,801,584
Silicon Laboratories, Inc. (a)	21,378	2,148,703
Skyworks Solutions, Inc.	83,696	12,184,464
SMART Global Holdings, Inc. (a)	6,536	182,289
SunPower Corp. (a)	44,921	419,113
Synaptics, Inc. (a)	16,843	1,347,777
Texas Instruments, Inc.	460,178	58,695,704
Universal Display Corp.	20,884	3,643,214
Xilinx, Inc.	122,413	13,141,035
		623,613,709
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		730,124,791
SOFTWARE – 33.7%
Application Software – 12.8%
2U, Inc. (a)	31,521	1,484,482
8x8, Inc. (a)	46,831	744,613
ACI Worldwide, Inc. (a)	56,718	1,519,476
Adobe, Inc. (a)	237,552	105,549,105
Agilysys, Inc. (a)	9,560	200,378
Alarm.com Holdings, Inc. (a)	21,667	1,517,557
Altair Engineering, Inc. Class A (a)	18,983	765,015
Alteryx, Inc. Class A (a)	25,672	4,505,179
American Software, Inc. Class A	14,554	239,704
Anaplan, Inc. (a)	52,773	2,396,422
ANSYS, Inc. (a)	42,277	13,131,236
Appfolio, Inc. Class A (a)	7,340	1,021,875
Aspen Technology, Inc. (a)	33,526	3,260,739

	Shares	Value

Autodesk, Inc. (a)	108,413	$ 25,632,086
Avalara, Inc. (a)	36,650	4,927,592
Avaya Holdings Corp. (a)	47,023	595,311
Benefitfocus, Inc. (a)	12,381	144,982
Bill.com Holdings, Inc. (a)	7,155	666,202
Blackbaud, Inc.	24,205	1,513,781
Blackline, Inc. (a)	23,354	2,076,404
Bottomline Technologies DE, Inc. (a)	21,752	1,049,752
Box, Inc. Class A (a)	73,875	1,326,056
Cadence Design Systems, Inc. (a)	137,881	15,063,499
CDK Global, Inc.	59,976	2,726,509
Cerence, Inc. (a)	17,898	709,835
Ceridian HCM Holding, Inc. (a)	57,166	4,475,526
ChannelAdvisor Corp. (a)	14,238	290,028
Citrix Systems, Inc.	57,368	8,189,856
Cloudera, Inc. (a)	99,202	1,118,007
Cornerstone OnDemand, Inc. (a)	25,697	912,500
Coupa Software, Inc. (a)	32,807	10,053,705
Datadog, Inc. Class A (a)	52,111	4,891,138
Digital Turbine, Inc. (a)	37,039	514,101
DocuSign, Inc. (a)	83,976	18,208,516
Domo, Inc. Class B (a)	10,332	332,484
Dropbox, Inc. Class A (a)	120,786	2,747,881
Dynatrace, Inc. (a)	76,187	3,186,902
Ebix, Inc.	12,156	268,101
Elastic N.V. (a)	26,199	2,520,082
Envestnet, Inc. (a)	26,238	2,130,526
Everbridge, Inc. (a)	16,899	2,413,177
Fair Isaac Corp. (a)	14,382	6,316,431
Five9, Inc. (a)	30,149	3,642,602
Guidewire Software, Inc. (a)	40,764	4,796,292
HubSpot, Inc. (a)	20,330	4,769,621
Intuit, Inc.	128,347	39,321,670
j2 Global, Inc. (a)	22,727	1,289,075
LivePerson, Inc. (a)	31,286	1,344,672
LogMeIn, Inc.	23,932	2,053,605
Manhattan Associates, Inc. (a)	31,481	3,015,565
Medallia, Inc. (a)	37,566	1,154,403
MicroStrategy, Inc. Class A (a)	4,018	497,911
Mimecast Ltd. (a)	29,325	1,376,222
MobileIron, Inc. (a)	33,598	209,316
Model N, Inc. (a)	12,320	473,827
New Relic, Inc. (a)	24,883	1,764,454
Nuance Communications, Inc. (a)	139,654	3,819,537
Nutanix, Inc. Class A (a)	87,054	1,931,728
PagerDuty, Inc. (a)	11,444	348,813
Paycom Software, Inc. (a)	24,693	7,021,948
Paylocity Holding Corp. (a)	17,083	2,275,456
Pegasystems, Inc.	19,788	2,313,019
Pluralsight, Inc. Class A (a)	51,253	1,085,026
PROS Holdings, Inc. (a)	20,170	658,147
See accompanying notes which are an integral part of the financial statements.
73

Fidelity® MSCI Information Technology Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
SOFTWARE – continued
Application Software – continued
PTC, Inc. (a)	54,166	$ 4,634,443
Q2 Holdings, Inc. (a)	21,244	1,997,998
QAD, Inc. Class A	5,733	226,511
RealPage, Inc. (a)	42,071	2,650,894
RingCentral, Inc. Class A (a)	35,669	10,353,641
Rosetta Stone, Inc. (a)	10,618	284,244
Salesforce.com, Inc. (a)	415,182	80,898,213
ShotSpotter, Inc. (a)	3,924	90,409
Slack Technologies, Inc. Class A (a)	152,193	4,497,303
Smartsheet, Inc. Class A (a)	52,211	2,492,553
Splunk, Inc. (a)	76,929	16,141,243
Sprout Social, Inc. Class A (a)	5,978	172,704
SPS Commerce, Inc. (a)	17,099	1,285,332
SS&C Technologies Holdings, Inc.	113,613	6,532,747
SVMK, Inc. (a)	53,237	1,276,623
Synopsys, Inc. (a)	73,951	14,732,518
The Trade Desk, Inc. Class A (a)	20,109	9,075,594
Tyler Technologies, Inc. (a)	19,467	6,954,586
Upland Software, Inc. (a)	10,272	353,562
Verint Systems, Inc. (a)	32,540	1,460,721
VirnetX Holding Corp.	31,530	163,010
Workday, Inc. Class A (a)	82,225	14,876,147
Workiva, Inc. (a)	17,018	951,306
Yext, Inc. (a)	39,695	667,670
Zendesk, Inc. (a)	55,658	5,073,227
Zoom Video Communications, Inc. Class A (a)	53,385	13,554,985
		547,897,844
Systems Software – 20.9%
A10 Networks, Inc. (a)	26,152	211,308
Appian Corp. (a)	13,648	694,274
CommVault Systems, Inc. (a)	21,342	940,755
Crowdstrike Holdings, Inc. Class A (a)	51,163	5,791,652
FireEye, Inc. (a)	109,441	1,652,559
Fortinet, Inc. (a)	72,381	10,010,292
Microsoft Corp.	3,560,187	729,873,937
NortonLifelock, Inc.	281,514	6,038,475
OneSpan, Inc. (a)	15,923	495,842
Oracle Corp.	1,106,306	61,344,668
Palo Alto Networks, Inc. (a)	49,054	12,553,900
Ping Identity Holding Corp. (a)	17,694	607,966
Progress Software Corp.	22,015	767,443
Proofpoint, Inc. (a)	28,243	3,266,868
Qualys, Inc. (a)	16,318	2,014,947
Rapid7, Inc. (a)	23,549	1,402,814
SailPoint Technologies Holding, Inc. (a)	44,311	1,395,796
SecureWorks Corp. Class A (a)	3,660	43,774

	Shares	Value

ServiceNow, Inc. (a)	93,516	$ 41,072,227
SolarWinds Corp. (a)	30,796	565,414
Tenable Holdings, Inc. (a)	26,794	909,120
Teradata Corp. (a)	55,002	1,155,042
Varonis Systems, Inc. (a)	14,986	1,623,733
VMware, Inc. Class A (a)	40,694	5,705,706
Xperi Holding Corp.	54,655	1,007,838
Zscaler, Inc. (a)	34,748	4,512,028
Zuora, Inc. Class A (a)	47,725	555,519
		896,213,897
TOTAL SOFTWARE		1,444,111,741
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 22.5%
Technology Hardware, Storage & Peripherals – 22.5%
3D Systems Corp. (a)	59,314	390,879
Apple, Inc.	2,155,836	916,316,533
DELL Technologies, Inc. Class C (a)	119,378	7,142,386
Diebold Nixdorf, Inc. (a)	35,422	246,891
Hewlett Packard Enterprise Co.	638,388	6,300,890
HP, Inc.	705,195	12,397,328
NCR Corp. (a)	63,929	1,178,212
NetApp, Inc.	109,180	4,836,674
Pure Storage, Inc. Class A (a)	115,440	2,061,758
Seagate Technology PLC	115,937	5,242,671
Super Micro Computer, Inc. (a)	21,445	649,891
Western Digital Corp.	147,574	6,360,439
Xerox Holdings Corp. (a)	89,492	1,490,042
TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		964,614,594
TOTAL COMMON STOCKS (Cost $2,824,830,208)		4,271,991,325
Money Market Fund – 0.3%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $11,014,000)	11,014,000	11,014,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $2,835,844,208)		4,283,005,325
NET OTHER ASSETS (LIABILITIES) – 0.1%		5,250,543
NET ASSETS – 100.0%		$ 4,288,255,868

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes which are an integral part of the financial statements.
74

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts	14	September 2020	1,034,460	$ 43,947	$ 43,947
CME E-mini S&P Select Sector Technology Index Contracts	131	September 2020	14,538,380	1,197,255	1,197,255
Total Equity Index Contracts					$1,241,202
The notional amount of futures purchased as a percentage of Net Assets is 0.4%
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 4,271,991,325	$ 4,271,991,325	$ —	$ —
Money Market Funds	11,014,000	11,014,000	—	—
Total Investments in Securities:	$ 4,283,005,325	$ 4,283,005,325	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 1,241,202	$ 1,241,202	$ —	$ —
Total Assets	$ 1,241,202	$ 1,241,202	$ —	$ —
Total Derivative Instruments:	$ 1,241,202	$ 1,241,202	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$1,241,202	$0
Total Equity Risk	1,241,202	0
Total Value of Derivatives	$1,241,202	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
75

Fidelity® MSCI Materials Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
CHEMICALS – 65.5%
Commodity Chemicals – 6.9%
AdvanSix, Inc. (a)	5,275	$ 65,674
Cabot Corp.	10,586	386,177
Dow, Inc. (a)	138,526	5,687,878
Hawkins, Inc.	1,793	92,393
Kronos Worldwide, Inc.	4,420	49,681
LyondellBasell Industries N.V. Class A	49,840	3,115,997
Olin Corp.	29,578	332,457
Orion Engineered Carbons S.A.	11,396	116,239
Tredegar Corp.	5,044	80,099
Trinseo S.A.	5,725	124,232
Tronox Holdings PLC Class A (a)	17,360	132,283
Valvoline, Inc.	35,197	722,242
Westlake Chemical Corp.	7,164	390,438
		11,295,790
Diversified Chemicals – 1.9%
Eastman Chemical Co.	25,400	1,895,602
Huntsman Corp.	37,839	700,022
The Chemours Co.	30,633	567,629
		3,163,253
Fertilizers & Agricultural Chemicals – 6.1%
American Vanguard Corp.	5,116	68,861
CF Industries Holdings, Inc.	40,374	1,264,917
Corteva, Inc. (a)	139,967	3,997,458
FMC Corp.	24,209	2,567,364
The Mosaic Co.	67,206	905,265
The Scotts Miracle-Gro Co.	7,787	1,234,785
		10,038,650
Industrial Gases – 22.0%
Air Products & Chemicals, Inc.	41,226	11,816,609
Linde PLC	99,673	24,430,849
		36,247,458
Specialty Chemicals – 28.6%
Albemarle Corp.	19,837	1,635,759
Amyris, Inc. (a)	15,309	65,523
Ashland Global Holdings, Inc.	10,128	764,461
Avient Corp.	17,580	420,162
Axalta Coating Systems Ltd. (a)	39,513	877,189
Balchem Corp.	6,041	605,671
Celanese Corp.	22,331	2,170,573
Chase Corp.	1,416	142,393
DuPont de Nemours, Inc.	138,097	7,385,428
Ecolab, Inc.	47,627	8,910,059
Element Solutions, Inc. (a)	42,435	460,844
Ferro Corp. (a)	13,784	161,135
FutureFuel Corp.	4,964	65,426
GCP Applied Technologies, Inc. (a)	8,919	203,532
HB Fuller Co.	9,598	435,173
Ingevity Corp. (a)	7,814	456,963
Innospec, Inc.	4,577	344,053

	Shares	Value

International Flavors & Fragrances, Inc.	15,953	$ 2,009,280
Kraton Corp. (a)	5,942	78,137
Livent Corp. (a)	27,276	171,021
Minerals Technologies, Inc.	6,456	302,657
NewMarket Corp.	1,671	626,308
PPG Industries, Inc.	44,034	4,740,260
PQ Group Holdings, Inc. (a)	7,739	94,958
Quaker Chemical Corp.	2,483	481,702
RPM International, Inc.	24,238	1,977,578
Sensient Technologies Corp.	7,906	412,772
Stepan Co.	3,782	412,994
The Sherwin-Williams Co.	15,507	10,047,295
WR Grace & Co.	10,595	488,747
		46,948,053
TOTAL CHEMICALS		107,693,204
CONSTRUCTION MATERIALS – 3.9%
Construction Materials – 3.9%
Eagle Materials, Inc.	7,389	592,819
Forterra, Inc. (a)	3,716	48,271
Martin Marietta Materials, Inc.	11,618	2,407,017
Summit Materials, Inc. Class A (a)	21,162	311,505
United States Lime & Minerals, Inc.	417	37,617
US Concrete, Inc. (a)	2,956	73,368
Vulcan Materials Co.	24,728	2,903,562
TOTAL CONSTRUCTION MATERIALS		6,374,159
CONTAINERS & PACKAGING – 14.0%
Metal & Glass Containers – 6.1%
AptarGroup, Inc.	11,962	1,378,022
Ball Corp.	60,847	4,480,165
Berry Global Group, Inc. (a)	24,730	1,236,253
Crown Holdings, Inc. (a)	25,323	1,812,620
Greif, Inc. Class A	4,664	162,261
Greif, Inc. Class B	819	32,179
Myers Industries, Inc.	5,638	84,908
O-I Glass, Inc.	27,662	288,791
Silgan Holdings, Inc.	14,481	553,898
		10,029,097
Paper Packaging – 7.9%
Amcor PLC (a)	299,591	3,085,787
Avery Dennison Corp.	15,556	1,763,117
Graphic Packaging Holding Co.	54,225	755,897
International Paper Co.	69,575	2,420,514
Packaging Corp. of America	17,678	1,699,209
Ranpak Holdings Corp. (a)	5,405	44,159
Sealed Air Corp.	28,858	1,029,654
Sonoco Products Co.	18,742	969,711

See accompanying notes which are an integral part of the financial statements.
76

Common Stocks – continued
	Shares	Value
CONTAINERS & PACKAGING – continued
Paper Packaging – continued
Westrock Co.	48,272	$ 1,296,586
		13,064,634
TOTAL CONTAINERS & PACKAGING		23,093,731
METALS & MINING – 15.2%
Aluminum – 0.6%
Alcoa Corp. (a)	34,725	451,425
Arconic Corp. (a)	18,291	297,960
Century Aluminum Co. (a)	10,008	87,170
Kaiser Aluminum Corp.	2,965	183,682
		1,020,237
Copper – 2.1%
Freeport-McMoRan, Inc.	271,001	3,501,333
Diversified Metals & Mining – 0.3%
Compass Minerals International, Inc.	6,359	323,927
Materion Corp.	3,811	218,828
		542,755
Gold – 7.7%
Coeur Mining, Inc. (a)	45,721	362,568
McEwen Mining, Inc. (a)	66,567	91,862
Newmont Corp.	150,835	10,437,782
Royal Gold, Inc.	12,254	1,714,702
		12,606,914
Silver – 0.3%
Hecla Mining Co.	97,723	539,431
Steel – 4.2%
Allegheny Technologies, Inc. (a)	23,544	204,597
Carpenter Technology Corp.	8,986	200,927
Cleveland-Cliffs, Inc.	74,338	385,071
Commercial Metals Co.	22,159	458,248
Haynes International, Inc.	2,335	42,871
Nucor Corp.	56,369	2,364,680
Reliance Steel & Aluminum Co.	12,486	1,226,874
Schnitzer Steel Industries, Inc. Class A	5,031	92,570
Steel Dynamics, Inc.	39,886	1,093,275
SunCoke Energy, Inc.	15,641	49,895
United States Steel Corp.	40,989	272,987
Warrior Met Coal, Inc.	9,444	150,348

	Shares	Value

Worthington Industries, Inc.	7,368	$ 275,711
		6,818,054
TOTAL METALS & MINING		25,028,724
PAPER & FOREST PRODUCTS – 1.2%
Forest Products – 0.6%
Boise Cascade Co.	7,281	339,222
Louisiana-Pacific Corp.	20,923	662,631
		1,001,853
Paper Products – 0.6%
Clearwater Paper Corp. (a)	3,092	114,157
Domtar Corp.	10,578	222,032
Mercer International, Inc.	8,099	60,338
Neenah, Inc.	3,172	141,503
PH Glatfelter Co.	8,280	131,900
Schweitzer-Mauduit International, Inc.	5,775	187,861
Verso Corp. Class A	5,510	67,277
		925,068
TOTAL PAPER & FOREST PRODUCTS		1,926,921
TOTAL COMMON STOCKS (Cost $182,917,663)		164,116,739
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $209,000)	209,000	209,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $183,126,663)		164,325,739
NET OTHER ASSETS (LIABILITIES) – 0.1%		160,324
NET ASSETS – 100.0%		$ 164,486,063

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
See accompanying notes which are an integral part of the financial statements.
77

Fidelity® MSCI Materials Index ETF
Schedule of Investments–continued
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Micro Russell 2000 Index Contracts	9	September 2020	$ 66,501	$ 2,660	$ 2,660
CME E-mini S&P Materials Select Sector Index Contracts	4	September 2020	254,680	14,974	14,974
Total Equity Index Contracts					$ 17,634
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 164,116,739	$ 164,116,739	$ —	$ —
Money Market Funds	209,000	209,000	—	—
Total Investments in Securities:	$ 164,325,739	$ 164,325,739	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 17,634	$ 17,634	$ —	$ —
Total Assets	$ 17,634	$ 17,634	$ —	$ —
Total Derivative Instruments:	$ 17,634	$ 17,634	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$17,634	$0
Total Equity Risk	17,634	0
Total Value of Derivatives	$17,634	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
78

Fidelity® MSCI Real Estate Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) – 96.7%
Diversified REITs – 3.5%
Alexander & Baldwin, Inc.	64,362	$ 760,759
American Assets Trust, Inc.	49,780	1,344,060
Armada Hoffler Properties, Inc.	51,022	491,852
Colony Capital, Inc.	458,857	881,005
Empire State Realty Trust, Inc. Class A	143,209	945,179
Essential Properties Realty Trust, Inc.	89,115	1,434,752
Gladstone Commercial Corp.	32,425	590,135
Global Net Lease, Inc.	85,744	1,427,638
iStar, Inc.	72,440	841,028
One Liberty Properties, Inc.	15,064	255,636
PS Business Parks, Inc.	20,059	2,767,139
STORE Capital Corp.	217,977	5,163,875
VEREIT, Inc.	1,012,876	6,593,823
Washington Real Estate Investment Trust	78,402	1,753,069
WP Carey, Inc.	164,816	11,762,918
		37,012,868
Health Care REITs – 8.4%
CareTrust REIT, Inc.	91,598	1,650,596
Community Healthcare Trust, Inc.	23,116	1,057,094
Diversified Healthcare Trust	220,652	859,439
Global Medical REIT, Inc.	53,290	633,618
Healthcare Realty Trust, Inc.	126,986	3,720,690
Healthcare Trust of America, Inc. Class A	205,418	5,671,591
Healthpeak Properties, Inc.	488,161	13,321,914
LTC Properties, Inc.	37,205	1,382,166
Medical Properties Trust, Inc.	501,368	10,092,538
National Health Investors, Inc.	42,344	2,625,328
Omega Healthcare Investors, Inc.	213,922	6,926,794
Physicians Realty Trust	183,940	3,318,277
Sabra Health Care REIT, Inc.	193,297	2,849,198
Universal Health Realty Income Trust	13,548	942,670
Ventas, Inc.	349,152	13,393,471
Welltower, Inc.	387,007	20,728,095
		89,173,479
Hotel & Resort REITs – 2.2%
Apple Hospitality REIT, Inc.	197,370	1,740,803
Chatham Lodging Trust	43,970	229,084
DiamondRock Hospitality Co.	186,443	861,367
Host Hotels & Resorts, Inc.	662,682	7,143,712
MGM Growth Properties LLC Class A	122,930	3,360,906
Park Hotels & Resorts, Inc.	224,708	1,858,335
Pebblebrook Hotel Trust	122,620	1,299,772
RLJ Lodging Trust	156,104	1,250,393
Ryman Hospitality Properties, Inc.	49,231	1,576,376
Service Properties Trust	148,767	996,739
Summit Hotel Properties, Inc.	98,487	510,163
Sunstone Hotel Investors, Inc.	209,136	1,564,337

	Shares	Value

Xenia Hotels & Resorts, Inc.	105,555	$ 840,218
		23,232,205
Industrial REITs – 11.7%
Americold Realty Trust	193,478	7,806,837
Duke Realty Corp.	353,672	14,214,078
EastGroup Properties, Inc.	37,315	4,950,208
First Industrial Realty Trust, Inc.	125,685	5,520,085
Industrial Logistics Properties Trust	61,122	1,290,286
Lexington Realty Trust	246,734	2,862,114
Monmouth Real Estate Investment Corp. Class A	92,431	1,333,779
Prologis, Inc.	697,979	73,580,946
Rexford Industrial Realty, Inc.	106,562	5,000,955
STAG Industrial, Inc.	141,899	4,625,907
Terreno Realty Corp.	66,992	4,070,434
		125,255,629
Office REITs – 7.9%
Alexandria Real Estate Equities, Inc.	117,640	20,886,982
Boston Properties, Inc.	140,116	12,482,934
Brandywine Realty Trust	165,261	1,789,777
City Office REIT, Inc.	52,258	452,032
Columbia Property Trust, Inc.	107,914	1,290,651
Corporate Office Properties Trust	106,790	2,827,799
Cousins Properties, Inc.	139,559	4,287,252
Douglas Emmett, Inc.	156,804	4,569,269
Easterly Government Properties, Inc.	75,324	1,841,672
Equity Commonwealth	116,650	3,682,641
Franklin Street Properties Corp.	100,442	527,321
Highwoods Properties, Inc.	97,319	3,731,210
Hudson Pacific Properties, Inc.	144,880	3,414,822
JBG SMITH Properties	116,374	3,376,010
Kilroy Realty Corp.	91,840	5,351,517
Mack-Cali Realty Corp.	84,822	1,223,133
Office Properties Income Trust	45,669	1,148,575
Paramount Group, Inc.	170,437	1,215,216
Piedmont Office Realty Trust, Inc. Class A	117,652	1,907,139
SL Green Realty Corp.	72,980	3,393,570
Vornado Realty Trust	152,020	5,247,730
		84,647,252
Residential REITs – 13.7%
American Campus Communities, Inc.	131,112	4,672,832
American Homes 4 Rent Class A	273,751	7,938,779
Apartment Investment & Management Co. Class A	140,546	5,455,996
AvalonBay Communities, Inc.	133,964	20,512,568
Camden Property Trust	93,820	8,519,794
Equity Lifestyle Properties, Inc.	161,832	11,056,362
Equity Residential	348,324	18,680,616
Essex Property Trust, Inc.	63,739	14,069,747
Front Yard Residential Corp.	53,124	460,585

See accompanying notes which are an integral part of the financial statements.
79

Fidelity® MSCI Real Estate Index ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) – continued
Residential REITs – continued
Independence Realty Trust, Inc.	95,999	$ 1,103,988
Investors Real Estate Trust	11,134	804,988
Invitation Homes, Inc.	515,303	15,366,335
Mid-America Apartment Communities, Inc.	106,855	12,736,047
NexPoint Residential Trust, Inc.	19,364	740,286
Preferred Apartment Communities, Inc. Class A	41,447	299,662
Sun Communities, Inc.	87,272	13,084,691
UDR, Inc.	275,559	9,975,236
UMH Properties, Inc.	38,952	479,110
		145,957,622
Retail REITs – 7.9%
Acadia Realty Trust	76,893	925,792
Agree Realty Corp.	47,326	3,169,422
Alexander's, Inc.	2,300	579,117
American Finance Trust, Inc.	101,264	739,734
Brixmor Property Group, Inc.	279,058	3,211,958
Federal Realty Investment Trust	67,220	5,128,886
Getty Realty Corp.	34,329	1,017,168
Kimco Realty Corp.	404,994	4,515,683
Kite Realty Group Trust	78,633	776,108
National Retail Properties, Inc.	161,423	5,722,445
Realty Income Corp.	316,169	18,985,948
Regency Centers Corp.	156,706	6,429,647
Retail Opportunity Investments Corp.	109,051	1,185,384
Retail Properties of America, Inc. Class A	200,352	1,274,239
RPT Realty	75,276	468,217
Saul Centers, Inc.	12,985	398,769
Seritage Growth Properties, Class A (a)	34,923	325,133
Simon Property Group, Inc.	288,668	17,998,450
SITE Centers Corp.	145,202	1,064,331
Spirit Realty Capital, Inc.	95,862	3,303,404
Tanger Factory Outlet Centers, Inc.	86,988	559,333
Taubman Centers, Inc.	57,684	2,233,524
The Macerich Co.	105,819	807,399
Urban Edge Properties	112,714	1,181,243
Urstadt Biddle Properties, Inc. Class A	28,086	275,524
Weingarten Realty Investors	114,462	1,952,722
Whitestone REIT	35,428	233,825
		84,463,405
Specialized REITs – 41.4%
American Tower Corp.	419,543	109,664,345
CatchMark Timber Trust, Inc. Class A	47,281	461,463
CoreCivic, Inc.	111,528	993,714
CoreSite Realty Corp.	37,611	4,853,700
Crown Castle International Corp.	395,912	65,998,530

	Shares	Value

CubeSmart	181,270	$ 5,378,281
CyrusOne, Inc.	110,417	9,210,986
Digital Realty Trust, Inc.	248,981	39,971,410
EPR Properties	73,627	2,107,941
Equinix, Inc.	66,828	52,492,057
Extra Space Storage, Inc.	123,169	12,728,284
Four Corners Property Trust, Inc.	70,386	1,773,727
Gaming and Leisure Properties, Inc.	194,591	7,046,140
Iron Mountain, Inc.	269,504	7,597,318
Jernigan Capital, Inc.	24,468	342,797
Lamar Advertising Co. Class A	80,974	5,322,421
Life Storage, Inc.	44,102	4,327,729
National Storage Affiliates Trust	61,987	1,910,439
Outfront Media, Inc.	136,239	1,963,204
PotlatchDeltic Corp.	65,444	2,801,658
Public Storage	149,271	29,836,287
QTS Realty Trust, Inc. Class A	60,853	4,378,373
Rayonier, Inc.	122,493	3,402,856
Safehold, Inc.	13,201	665,726
SBA Communications Corp.	107,827	33,592,424
The Geo Group, Inc.	111,901	1,189,508
Uniti Group, Inc.	173,395	1,716,610
VICI Properties, Inc.	443,481	9,627,973
Weyerhaeuser Co.	707,234	19,668,178
		441,024,079
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		1,030,766,539
REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.1%
Diversified Real Estate Activities – 0.2%
Five Point Holdings LLC Class A (a)	51,952	249,370
Tejon Ranch Co. (a)	20,074	288,062
The RMR Group, Inc. Class A	15,858	456,076
The St. Joe Co. (a)	33,972	700,163
		1,693,671
Real Estate Development – 0.2%
Forestar Group, Inc. (a)	14,300	247,533
The Howard Hughes Corp. (a)	39,034	2,076,218
		2,323,751
Real Estate Operating Companies – 0.2%
FRP Holdings, Inc. (a)	6,989	273,410
Kennedy-Wilson Holdings, Inc.	119,903	1,779,360
		2,052,770
Real Estate Services – 2.5%
CBRE Group, Inc. Class A (a)	318,341	13,946,519
Cushman & Wakefield PLC (a)	108,956	1,165,829
eXp World Holdings, Inc. (a)	32,757	650,882
Jones Lang LaSalle, Inc.	48,885	4,835,215
Marcus & Millichap, Inc. (a)	23,149	630,579
Newmark Group, Inc. Class A	137,156	558,225
RE/MAX Holdings, Inc. Class A	16,812	544,204

See accompanying notes which are an integral part of the financial statements.
80

Common Stocks – continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT – continued
Real Estate Services – continued
Realogy Holdings Corp.	107,112	$970,435
Redfin Corp. (a)	84,744	3,523,656
		26,825,544
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		32,895,736
TOTAL COMMON STOCKS (Cost $1,104,548,968)		1,063,662,275
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $2,701,000)	2,701,000	2,701,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $1,107,249,968)		1,066,363,275
NET OTHER ASSETS (LIABILITIES) – (0.0%)		(209,597)
NET ASSETS – 100.0%		$ 1,066,153,678

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME Dow Jones U.S. Real Estate Index Contracts	74	September 2020	$2,382,800	$74,389	$74,389
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
See accompanying notes which are an integral part of the financial statements.
81

Fidelity® MSCI Real Estate Index ETF
Schedule of Investments–continued
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,063,662,275	$ 1,063,662,275	$ —	$ —
Money Market Funds	2,701,000	2,701,000	—	—
Total Investments in Securities:	$ 1,066,363,275	$ 1,066,363,275	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 74,389	$ 74,389	$ —	$ —
Total Assets	$ 74,389	$ 74,389	$ —	$ —
Total Derivative Instruments:	$ 74,389	$ 74,389	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$74,389	$0
Total Equity Risk	74,389	0
Total Value of Derivatives	$74,389	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
82

Fidelity® MSCI Utilities Index ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.6%
	Shares	Value
ELECTRIC UTILITIES – 58.1%
Electric Utilities – 58.1%
ALLETE, Inc.	45,676	$ 2,708,587
Alliant Energy Corp.	216,300	11,647,755
American Electric Power Co., Inc.	436,225	37,899,228
Duke Energy Corp.	647,051	54,831,102
Edison International	320,057	17,817,573
Entergy Corp.	176,308	18,535,260
Evergy, Inc.	201,180	13,042,499
Eversource Energy	291,264	26,234,148
Exelon Corp.	860,075	33,207,496
FirstEnergy Corp.	477,312	13,842,048
Hawaiian Electric Industries, Inc.	96,464	3,497,785
IDACORP, Inc.	44,499	4,149,532
MGE Energy, Inc.	30,558	2,026,912
NextEra Energy, Inc.	431,632	121,159,102
NRG Energy, Inc.	218,618	7,391,475
OGE Energy Corp.	176,705	5,813,594
Otter Tail Corp.	32,018	1,224,689
Pinnacle West Capital Corp.	99,255	8,246,105
PNM Resources, Inc.	67,525	2,851,581
Portland General Electric Co.	78,955	3,484,284
PPL Corp.	677,783	18,042,583
The Southern Co.	930,614	50,820,831
Xcel Energy, Inc.	463,148	31,975,738
TOTAL ELECTRIC UTILITIES		490,449,907
GAS UTILITIES – 4.4%
Gas Utilities – 4.4%
Atmos Energy Corp.	107,931	11,439,607
Chesapeake Utilities Corp.	14,427	1,218,937
National Fuel Gas Co.	68,817	2,791,906
New Jersey Resources Corp.	84,259	2,617,085
Northwest Natural Holding Co.	26,903	1,439,042
ONE Gas, Inc.	46,671	3,532,995
South Jersey Industries, Inc.	81,607	1,903,891
Southwest Gas Holdings, Inc.	48,235	3,359,085
Spire, Inc.	45,011	2,775,378
Star Group LP	38,689	364,450
UGI Corp.	184,095	6,137,727
TOTAL GAS UTILITIES		37,580,103
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 2.9%
Independent Power Producers & Energy Traders – 2.2%
Clearway Energy, Inc. Class A	28,966	663,611
Clearway Energy, Inc. Class C	66,097	1,622,021
The AES Corp.	586,047	8,925,496
Vistra Corp.	387,220	7,225,525
		18,436,653

	Shares	Value

Renewable Electricity – 0.7%
NextEra Energy Partners LP	54,936	$ 3,417,019
Ormat Technologies, Inc.	35,950	2,139,025
Sunnova Energy International, Inc. (a)	26,009	650,485
		6,206,529
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		24,643,182
MULTI-UTILITIES – 29.4%
Multi-Utilities – 29.4%
Ameren Corp.	217,181	17,426,603
Avista Corp.	59,328	2,202,849
Black Hills Corp.	55,399	3,205,386
CenterPoint Energy, Inc.	443,351	8,428,103
CMS Energy Corp.	250,595	16,083,187
Consolidated Edison, Inc.	294,638	22,637,038
Dominion Energy, Inc.	739,740	59,941,132
DTE Energy Co.	169,694	19,621,717
MDU Resources Group, Inc.	176,893	3,711,215
NiSource, Inc.	337,441	8,250,432
NorthWestern Corp.	44,560	2,506,946
Public Service Enterprise Group, Inc.	445,898	24,943,534
Sempra Energy	258,005	32,111,302
Unitil Corp.	13,202	569,666
WEC Energy Group, Inc.	278,448	26,524,957
TOTAL MULTI-UTILITIES		248,164,067
WATER UTILITIES – 4.8%
Water Utilities – 4.8%
American States Water Co.	32,538	2,501,521
American Water Works Co., Inc.	159,754	23,526,971
Cadiz, Inc. (a)	30,818	327,287
California Water Service Group	42,500	1,991,975
Essential Utilities, Inc.	196,659	8,918,486
Middlesex Water Co.	15,413	987,357
SJW Group	22,641	1,414,157
The York Water Co.	11,364	526,267
TOTAL WATER UTILITIES		40,194,021
TOTAL COMMON STOCKS (Cost $831,503,952)		841,031,280

See accompanying notes which are an integral part of the financial statements.
83

Fidelity® MSCI Utilities Index ETF
Schedule of Investments–continued
Money Market Fund – 0.1%
	Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $1,074,000)	1,074,000	$ 1,074,000
TOTAL INVESTMENT IN SECURITIES – 99.7% (Cost $832,577,952)		842,105,280
NET OTHER ASSETS (LIABILITIES) – 0.3%		2,701,261
NET ASSETS – 100.0%		$ 844,806,541

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Utilities Select Sector Index Contracts	59	September 2020	$3,609,620	$68,083	$68,083
The notional amount of futures purchased as a percentage of Net Assets is 0.4%
For the period, the average monthly notional amount at value for futures contracts in the aggregate was $2,001,513.
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 841,031,280	$ 841,031,280	$ —	$ —
Money Market Funds	1,074,000	1,074,000	—	—
Total Investments in Securities:	$ 842,105,280	$ 842,105,280	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 68,083	$ 68,083	$ —	$ —
Total Assets	$ 68,083	$ 68,083	$ —	$ —
Total Derivative Instruments:	$ 68,083	$ 68,083	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$68,083	$0
Total Equity Risk	68,083	0
Total Value of Derivatives	$68,083	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
84

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85

Financial Statements
Statements of Assets and Liabilities
July 31, 2020
	Fidelity MSCI Communication Services Index ETF	Fidelity MSCI Consumer Discretionary Index ETF	Fidelity MSCI Consumer Staples Index ETF	Fidelity MSCI Energy Index ETF
Assets
Investments in securities, at value – See accompanying schedule	$ 576,867,551	$ 878,460,317	$ 677,742,554	$ 448,316,124
Segregated cash with brokers for derivative instruments	117,000	143,600	124,800	260,000
Cash	9,797	3,236	7,350	4,674
Receivable for investments sold	—	91,773,459	9,973,955	32,995
Receivable for fund shares sold	—	—	7,730	—
Dividends receivable	737,410	129,765	1,059,883	882,533
Interest receivable	30	75	66	46
Receivable for daily variation margin on futures contracts	16,407	8,162	17,892	—
Total assets	577,748,195	970,518,614	688,934,230	449,496,372
Liabilities
Payable to custodian bank	—	—	—	—
Payable for investments purchased	—	88,870,143	10,239,618	62,899
Accrued management fees	39,285	59,502	45,872	31,767
Payable for daily variation margin on futures contracts	—	—	—	77,042
Total liabilities	39,285	88,929,645	10,285,490	171,708
Net Assets	$577,708,910	$881,588,969	$678,648,740	$ 449,324,664
Net Assets consist of:
Paid in capital	541,366,059	741,255,576	667,842,346	835,895,238
Total accumulated earnings (loss)	36,342,851	140,333,393	10,806,394	(386,570,574)
Net Assets	$577,708,910	$881,588,969	$678,648,740	$ 449,324,664
Shares outstanding	15,250,000	15,400,000	18,200,000	47,450,000
Net Asset Value, offering price and redemption price per share	$ 37.88	$ 57.25	$ 37.29	$ 9.47
Investments at cost	$504,491,036	$700,929,208	$636,835,162	$ 683,381,660
See accompanying notes which are an integral part of the financial statements.
86

Statements of Assets and Liabilities
July 31, 2020
	Fidelity MSCI Financials Index ETF	Fidelity MSCI Health Care Index ETF	Fidelity MSCI Industrials Index ETF	Fidelity MSCI Information Technology Index ETF
Assets
Investments in securities, at value – See accompanying schedule	$ 724,009,677	$ 2,012,248,280	$ 347,050,335	$ 4,283,005,325
Segregated cash with brokers for derivative instruments	367,200	537,300	73,300	1,325,700
Cash	1,386	—	5,029	66,855
Receivable for investments sold	5,974	483,901	—	2,842,500
Receivable for fund shares sold	—	37,603	—	—
Dividends receivable	891,019	2,793,378	193,668	951,224
Interest receivable	50	233	25	605
Receivable for daily variation margin on futures contracts	—	—	—	355,419
Total assets	725,275,306	2,016,100,695	347,322,357	4,288,547,628
Liabilities
Payable to custodian bank	—	479,541	—	—
Payable for investments purchased	31,659	174,916	—	—
Accrued management fees	51,095	138,910	23,745	291,760
Payable for daily variation margin on futures contracts	133,518	41,058	1,135	—
Total liabilities	216,272	834,425	24,880	291,760
Net Assets	$ 725,059,034	$2,015,266,270	$347,297,477	$4,288,255,868
Net Assets consist of:
Paid in capital	884,040,994	1,746,055,081	395,644,703	2,883,494,576
Total accumulated earnings (loss)	(158,981,960)	269,211,189	(48,347,226)	1,404,761,292
Net Assets	$ 725,059,034	$2,015,266,270	$347,297,477	$4,288,255,868
Shares outstanding	21,250,000	38,500,000	9,250,000	49,150,000
Net Asset Value, offering price and redemption price per share	$ 34.12	$ 52.34	$ 37.55	$ 87.25
Investments at cost	$ 853,019,291	$1,700,538,210	$382,739,288	$2,835,844,208
See accompanying notes which are an integral part of the financial statements.
87

Financial Statements  – continued
Statements of Assets and Liabilities
July 31, 2020
	Fidelity MSCI Materials Index ETF	Fidelity MSCI Real Estate Index ETF	Fidelity MSCI Utilities Index ETF
Assets
Investments in securities, at value – See accompanying schedule	$ 164,325,739	$ 1,066,363,275	$ 842,105,280
Segregated cash with brokers for derivative instruments	28,420	258,999	371,700
Cash	282	5,355	6,262
Receivable for investments sold	—	—	3,865,733
Receivable for fund shares sold	—	—	—
Dividends receivable	147,839	447,428	397,819
Interest receivable	10	101	95
Receivable for daily variation margin on futures contracts	216	—	10,789
Total assets	164,502,506	1,067,075,158	846,757,678
Liabilities
Payable to custodian bank	—	—	—
Payable for investments purchased	5,150	825,956	1,893,008
Accrued management fees	11,293	70,494	58,129
Payable for daily variation margin on futures contracts	—	25,030	—
Total liabilities	16,443	921,480	1,951,137
Net Assets	$164,486,063	$1,066,153,678	$844,806,541
Net Assets consist of:
Paid in capital	193,261,523	1,144,689,171	859,666,631
Total accumulated earnings (loss)	(28,775,460)	(78,535,493)	(14,860,090)
Net Assets	$164,486,063	$1,066,153,678	$844,806,541
Shares outstanding	5,000,000	44,000,000	21,600,000
Net Asset Value, offering price and redemption price per share	$ 32.90	$ 24.23	$ 39.11
Investments at cost	$183,126,663	$1,107,249,968	$832,577,952
See accompanying notes which are an integral part of the financial statements.
88

Statements of Operations
For the year ended July 31, 2020
	Fidelity MSCI Communication Services Index ETF	Fidelity MSCI Consumer Discretionary Index ETF	Fidelity MSCI Consumer Staples Index ETF	Fidelity MSCI Energy Index ETF
Investment Income
Dividends	$ 4,869,178	$ 8,221,939	$ 16,664,718	$ 17,696,528
Interest	5,331	8,306	6,665	5,453
Total income	4,874,509	8,230,245	16,671,383	17,701,981
Expenses
Management fees	390,923	601,733	502,414	346,007
Independent trustees' compensation	2,765	4,441	3,674	2,652
Total expenses	393,688	606,174	506,088	348,659
Net investment income (loss)	4,480,821	7,624,071	16,165,295	17,353,322
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(10,321,486)	(25,718,455)	(23,694,497)	(88,828,974)
Net realized gain (loss) on In-kind redemptions	26,870,322	27,572,002	41,110,657	10,237,479
Net realized gain (loss) on futures contracts	(308,470)	(60,564)	124,315	202,863
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Total net realized gain (loss)	16,240,366	1,792,983	17,540,475	(78,388,632)
Change in net unrealized appreciation (depreciation) on investment securities	36,544,671	145,848,256	19,004,958	(119,640,102)
Change in net unrealized appreciation (depreciation) on futures contracts	60,584	56,404	42,303	(89,910)
Total change in net unrealized appreciation (depreciation)	36,605,255	145,904,660	19,047,261	(119,730,012)
Net gain (loss)	52,845,621	147,697,643	36,587,736	(198,118,644)
Net increase (decrease) in net assets resulting from operations	$ 57,326,442	$155,321,714	$ 52,753,031	$(180,765,322)
See accompanying notes which are an integral part of the financial statements.
89

Financial Statements  – continued
Statements of Operations
For the year ended July 31, 2020
	Fidelity MSCI Financials Index ETF	Fidelity MSCI Health Care Index ETF	Fidelity MSCI Industrials Index ETF	Fidelity MSCI Information Technology Index ETF
Investment Income
Dividends	$ 24,374,842	$ 26,715,520	$ 7,429,659	$ 41,242,031
Interest	12,032	27,026	5,016	35,188
Total income	24,386,874	26,742,546	7,434,675	41,277,219
Expenses
Management fees	757,299	1,389,800	328,876	2,654,374
Independent trustees' compensation	6,048	10,248	2,554	18,732
Total expenses	763,347	1,400,048	331,430	2,673,106
Net investment income (loss)	23,623,527	25,342,498	7,103,245	38,604,113
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(20,093,089)	(18,931,847)	(6,608,480)	(14,958,756)
Net realized gain (loss) on In-kind redemptions	18,265,900	87,545,696	10,366,964	117,617,321
Net realized gain (loss) on futures contracts	(603,612)	(145,721)	(177,456)	1,260,395
Net realized gain (loss) on foreign currency transactions	—	—	(11)	—
Total net realized gain (loss)	(2,430,801)	68,468,128	3,581,017	103,918,960
Change in net unrealized appreciation (depreciation) on investment securities	(188,227,904)	199,173,492	(39,493,442)	927,582,952
Change in net unrealized appreciation (depreciation) on futures contracts	52,967	400,911	20,212	1,241,202
Total change in net unrealized appreciation (depreciation)	(188,174,937)	199,574,403	(39,473,230)	928,824,154
Net gain (loss)	(190,605,738)	268,042,531	(35,892,213)	1,032,743,114
Net increase (decrease) in net assets resulting from operations	$(166,982,211)	$293,385,029	$(28,788,968)	$1,071,347,227
See accompanying notes which are an integral part of the financial statements.
90

Statements of Operations
For the year ended July 31, 2020
	Fidelity MSCI Materials Index ETF	Fidelity MSCI Real Estate Index ETF	Fidelity MSCI Utilities Index ETF
Investment Income
Dividends	$ 3,774,068	$ 25,539,901	$ 27,379,730
Interest	2,745	11,901	11,520
Total income	3,776,813	25,551,802	27,391,250
Expenses
Management fees	146,103	789,138	726,704
Independent trustees' compensation	1,125	5,752	5,341
Total expenses	147,228	794,890	732,045
Net investment income (loss)	3,629,585	24,756,912	26,659,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(2,952,968)	(29,948,888)	(6,736,835)
Net realized gain (loss) on In-kind redemptions	(211,623)	4,396,013	26,234,019
Net realized gain (loss) on futures contracts	(143,809)	227,085	(752,362)
Net realized gain (loss) on foreign currency transactions	—	—	—
Total net realized gain (loss)	(3,308,400)	(25,325,790)	18,744,822
Change in net unrealized appreciation (depreciation) on investment securities	(5,530,882)	(82,887,198)	(50,587,566)
Change in net unrealized appreciation (depreciation) on futures contracts	17,634	74,389	68,083
Total change in net unrealized appreciation (depreciation)	(5,513,248)	(82,812,809)	(50,519,483)
Net gain (loss)	(8,821,648)	(108,138,599)	(31,774,661)
Net increase (decrease) in net assets resulting from operations	$ (5,192,063)	$ (83,381,687)	$ (5,115,456)
See accompanying notes which are an integral part of the financial statements.
91

Financial Statements  – continued
Statements of Changes in Net Assets
	Fidelity MSCI Communication Services Index ETF		Fidelity MSCI Consumer Discretionary Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,480,821	$ 3,919,089	$ 7,624,071	$ 7,955,257
Net realized gain (loss)	16,240,366	6,708,389	1,792,983	63,352,867
Change in net unrealized appreciation (depreciation)	36,605,255	36,735,985	145,904,660	(34,233,246)
Net increase (decrease) in net assets resulting from operations	57,326,442	47,363,463	155,321,714	37,074,878
Distributions to shareholders	(4,434,950)	(3,314,700)	(7,815,800)	(8,215,200)
Return of capital	—	—	—	—
Total distributions	(4,434,950)	(3,314,700)	(7,815,800)	(8,215,200)
Share transactions
Proceeds from sales of shares	291,574,303	333,949,778	197,065,429	550,589,148
Cost of shares redeemed	(141,145,649)	(128,714,106)	(191,439,423)	(479,120,713)
Net increase (decrease) in net assets resulting from share transactions	150,428,654	205,235,672	5,626,006	71,468,435
Total increase (decrease) in net assets	203,320,146	249,284,435	153,131,920	100,328,113
Net Assets
Beginning of year	374,388,764	125,104,329	728,457,049	628,128,936
End of year	$ 577,708,910	$ 374,388,764	$ 881,588,969	$ 728,457,049
Other Information
Shares
Sold	8,500,000	10,700,000	3,950,000	12,900,000
Redeemed	(4,150,000)	(4,150,000)	(4,300,000)	(11,650,000)
Net increase (decrease)	4,350,000	6,550,000	(350,000)	1,250,000

See accompanying notes which are an integral part of the financial statements.
92

Statements of Changes in Net Assets
	Fidelity MSCI Consumer Staples Index ETF		Fidelity MSCI Energy Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,165,295	$ 12,548,098	$ 17,353,322	$ 14,963,635
Net realized gain (loss)	17,540,475	10,498,459	(78,388,632)	(6,819,269)
Change in net unrealized appreciation (depreciation)	19,047,261	23,359,605	(119,730,012)	(128,630,437)
Net increase (decrease) in net assets resulting from operations	52,753,031	46,406,162	(180,765,322)	(120,486,071)
Distributions to shareholders	(15,887,400)	(12,158,300)	(29,582,350)	(15,191,850)
Return of capital	—	—	—	—
Total distributions	(15,887,400)	(12,158,300)	(29,582,350)	(15,191,850)
Share transactions
Proceeds from sales of shares	344,013,928	421,706,910	295,198,608	144,619,090
Cost of shares redeemed	(250,300,763)	(219,855,040)	(103,154,387)	(175,470,393)
Net increase (decrease) in net assets resulting from share transactions	93,713,165	201,851,870	192,044,221	(30,851,303)
Total increase (decrease) in net assets	130,578,796	236,099,732	(18,303,451)	(166,529,224)
Net Assets
Beginning of year	548,069,944	311,970,212	467,628,115	634,157,339
End of year	$ 678,648,740	$ 548,069,944	$ 449,324,664	$ 467,628,115
Other Information
Shares
Sold	9,800,000	12,600,000	29,050,000	8,000,000
Redeemed	(7,000,000)	(6,850,000)	(9,450,000)	(9,650,000)
Net increase (decrease)	2,800,000	5,750,000	19,600,000	(1,650,000)

See accompanying notes which are an integral part of the financial statements.
93

Financial Statements  – continued
Statements of Changes in Net Assets
	Fidelity MSCI Financials Index ETF		Fidelity MSCI Health Care Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,623,527	$ 28,248,410	$ 25,342,498	$ 21,863,611
Net realized gain (loss)	(2,430,801)	79,721,304	68,468,128	90,474,894
Change in net unrealized appreciation (depreciation)	(188,174,937)	(105,807,789)	199,574,403	(73,666,611)
Net increase (decrease) in net assets resulting from operations	(166,982,211)	2,161,925	293,385,029	38,671,894
Distributions to shareholders	(23,513,000)	(28,117,600)	(23,973,050)	(32,785,100)
Return of capital	—	—	—	—
Total distributions	(23,513,000)	(28,117,600)	(23,973,050)	(32,785,100)
Share transactions
Proceeds from sales of shares	108,377,280	111,490,469	471,503,606	605,506,750
Cost of shares redeemed	(336,681,503)	(516,051,490)	(282,901,778)	(306,767,425)
Net increase (decrease) in net assets resulting from share transactions	(228,304,223)	(404,561,021)	188,601,828	298,739,325
Total increase (decrease) in net assets	(418,799,434)	(430,516,696)	458,013,807	304,626,119
Net Assets
Beginning of year	1,143,858,468	1,574,375,164	1,557,252,463	1,252,626,344
End of year	$ 725,059,034	$1,143,858,468	$2,015,266,270	$1,557,252,463
Other Information
Shares
Sold	2,900,000	2,900,000	9,700,000	13,600,000
Redeemed	(9,400,000)	(13,500,000)	(6,250,000)	(7,200,000)
Net increase (decrease)	(6,500,000)	(10,600,000)	3,450,000	6,400,000

See accompanying notes which are an integral part of the financial statements.
94

Statements of Changes in Net Assets
	Fidelity MSCI Industrials Index ETF		Fidelity MSCI Information Technology Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,103,245	$ 8,095,623	$ 38,604,113	$ 27,104,670
Net realized gain (loss)	3,581,017	23,882,304	103,918,960	194,611,311
Change in net unrealized appreciation (depreciation)	(39,473,230)	(26,405,832)	928,824,154	72,901,985
Net increase (decrease) in net assets resulting from operations	(28,788,968)	5,572,095	1,071,347,227	294,617,966
Distributions to shareholders	(7,240,200)	(7,967,250)	(37,905,100)	(26,778,650)
Return of capital	—	—	—	—
Total distributions	(7,240,200)	(7,967,250)	(37,905,100)	(26,778,650)
Share transactions
Proceeds from sales of shares	52,096,532	99,681,511	943,899,046	731,389,567
Cost of shares redeemed	(123,240,943)	(142,639,469)	(260,449,536)	(651,118,489)
Net increase (decrease) in net assets resulting from share transactions	(71,144,411)	(42,957,958)	683,449,510	80,271,078
Total increase (decrease) in net assets	(107,173,579)	(45,353,113)	1,716,891,637	348,110,394
Net Assets
Beginning of year	454,471,056	499,824,169	2,571,364,231	2,223,253,837
End of year	$ 347,297,477	$ 454,471,056	$4,288,255,868	$2,571,364,231
Other Information
Shares
Sold	1,400,000	2,600,000	13,150,000	12,700,000
Redeemed	(3,500,000)	(3,900,000)	(3,850,000)	(12,300,000)
Net increase (decrease)	(2,100,000)	(1,300,000)	9,300,000	400,000

See accompanying notes which are an integral part of the financial statements.
95

Financial Statements  – continued
Statements of Changes in Net Assets
	Fidelity MSCI Materials Index ETF		Fidelity MSCI Real Estate Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,629,585	$ 4,165,365	$ 24,756,912	$ 28,928,287
Net realized gain (loss)	(3,308,400)	(2,984,773)	(25,325,790)	11,060,069
Change in net unrealized appreciation (depreciation)	(5,513,248)	(17,284,162)	(82,812,809)	43,048,682
Net increase (decrease) in net assets resulting from operations	(5,192,063)	(16,103,570)	(83,381,687)	83,037,038
Distributions to shareholders	(3,689,350)	(4,082,150)	(24,756,912)	(34,076,900)
Return of capital	—	—	(7,484,038)	—
Total distributions	(3,689,350)	(4,082,150)	(32,240,950)	(34,076,900)
Share transactions
Proceeds from sales of shares	76,091,208	84,423,869	623,288,190	590,575,099
Cost of shares redeemed	(101,766,943)	(130,623,126)	(285,514,758)	(297,879,834)
Net increase (decrease) in net assets resulting from share transactions	(25,675,735)	(46,199,257)	337,773,432	292,695,265
Total increase (decrease) in net assets	(34,557,148)	(66,384,977)	222,150,795	341,655,403
Net Assets
Beginning of year	199,043,211	265,428,188	844,002,883	502,347,480
End of year	$ 164,486,063	$ 199,043,211	$1,066,153,678	$ 844,002,883
Other Information
Shares
Sold	2,350,000	2,650,000	25,200,000	23,800,000
Redeemed	(3,450,000)	(4,200,000)	(12,950,000)	(12,400,000)
Net increase (decrease)	(1,100,000)	(1,550,000)	12,250,000	11,400,000

See accompanying notes which are an integral part of the financial statements.
96

Statements of Changes in Net Assets
	Fidelity MSCI Utilities Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,659,205	$ 16,911,430
Net realized gain (loss)	18,744,822	8,631,826
Change in net unrealized appreciation (depreciation)	(50,519,483)	54,722,931
Net increase (decrease) in net assets resulting from operations	(5,115,456)	80,266,187
Distributions to shareholders	(27,022,800)	(16,704,200)
Return of capital	—	—
Total distributions	(27,022,800)	(16,704,200)
Share transactions
Proceeds from sales of shares	372,539,343	483,209,133
Cost of shares redeemed	(228,784,710)	(149,853,958)
Net increase (decrease) in net assets resulting from share transactions	143,754,633	333,355,175
Total increase (decrease) in net assets	111,616,377	396,917,162
Net Assets
Beginning of year	733,190,164	336,273,002
End of year	$ 844,806,541	$ 733,190,164
Other Information
Shares
Sold	9,100,000	13,100,000
Redeemed	(6,200,000)	(4,050,000)
Net increase (decrease)	2,900,000	9,050,000
See accompanying notes which are an integral part of the financial statements.
97

Financial Statements  – continued
Financial Highlights
	Fidelity MSCI Communication Services Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 34.35	$ 28.76	$ 32.62	$ 32.10	$ 26.86
Income from Investment Operations
Net investment income (loss)A	0.33	0.49	0.85	0.80	0.78
Net realized and unrealized gain (loss)	3.52	5.59	(2.43)	0.62	5.11
Total from investment operations	3.85	6.08	(1.58)	1.42	5.89
Distributions from net investment income	(0.32)	(0.49)	(1.00)	(0.90)	(0.65)
Distributions from net realized gain	—	—	(1.28)	—	—
Total distributions	(0.32)	(0.49)	(2.28)	(0.90)	(0.65)
Net asset value, end of period	$ 37.88	$ 34.35	$ 28.76	$ 32.62	$ 32.10
Total Return	11.40%	21.33%	(5.14)%	4.58%	22.36%
Ratios to Average Net AssetsB
Expenses before reductions	.08%	.08%	.08%	.08%	.12%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.12%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.12%
Net investment income (loss)	.96%	1.53%	2.81%	2.55%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$577,709	$374,389	$125,104	$115,818	$174,940
Portfolio turnover rateC,D	23%	82%	38%	27%	26%

A	Calculated based on average shares outstanding during the period.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
C	Amount does not include the portfolio activity of any underlying funds.
D	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
98

Financial Highlights
	Fidelity MSCI Consumer Discretionary Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 46.25	$ 43.32	$ 36.06	$ 31.99	$ 32.06
Income from Investment Operations
Net investment income (loss)A	0.50	0.51	0.47	0.50	0.43
Net realized and unrealized gain (loss)	11.01	2.96	7.20	4.07	(0.06)
Total from investment operations	11.51	3.47	7.67	4.57	0.37
Distributions from net investment income	(0.51)	(0.54)	(0.41)	(0.50)	(0.44)
Total distributions	(0.51)	(0.54)	(0.41)	(0.50)	(0.44)
Net asset value, end of period	$ 57.25	$ 46.25	$ 43.32	$ 36.06	$ 31.99
Total Return	25.26%	8.15%	21.36%	14.41%	1.25%
Ratios to Average Net AssetsB
Expenses before reductions	.08%	.08%	.08%	.08%	.12%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.12%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.12%
Net investment income (loss)	1.06%	1.18%	1.16%	1.49%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$881,589	$728,457	$628,129	$293,913	$262,322
Portfolio turnover rateC,D	60%	25%	5%	7%	5%

A	Calculated based on average shares outstanding during the period.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
C	Amount does not include the portfolio activity of any underlying funds.
D	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
99

Financial Statements  – continued
Financial Highlights
	Fidelity MSCI Consumer Staples Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 35.59	$ 32.33	$ 33.23	$ 32.82	$ 30.31
Income from Investment Operations
Net investment income (loss)A	0.96	0.94	0.86	0.83	0.75
Net realized and unrealized gain (loss)	1.70	3.23	(0.88)	0.40	2.56
Total from investment operations	2.66	4.17	(0.02)	1.23	3.31
Distributions from net investment income	(0.96)	(0.91)	(0.88)	(0.82)	(0.80)
Total distributions	(0.96)	(0.91)	(0.88)	(0.82)	(0.80)
Net asset value, end of period	$ 37.29	$ 35.59	$ 32.33	$ 33.23	$ 32.82
Total Return	7.74%	13.16%	(0.06)%	3.82%	11.18%
Ratios to Average Net AssetsB
Expenses before reductions	.08%	.08%	.08%	.08%	.12%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.12%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.12%
Net investment income (loss)	2.68%	2.83%	2.65%	2.56%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$678,649	$548,070	$311,970	$312,349	$285,504
Portfolio turnover rateC,D	34%	30%	24%	11%	10%

A	Calculated based on average shares outstanding during the period.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
C	Amount does not include the portfolio activity of any underlying funds.
D	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
100

Financial Highlights
	Fidelity MSCI Energy Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 16.79	$ 21.50	$ 18.39	$ 19.03	$ 19.72
Income from Investment Operations
Net investment income (loss)A	0.51	0.54	0.47	0.57	0.50
Net realized and unrealized gain (loss)	(6.86)	(4.70)	3.22	(0.73)	(0.69)
Total from investment operations	(6.35)	(4.16)	3.69	(0.16)	(0.19)
Distributions from net investment income	(0.97)	(0.55)	(0.58)	(0.48)	(0.50)
Total distributions	(0.97)	(0.55)	(0.58)	(0.48)	(0.50)
Net asset value, end of period	$ 9.47	$ 16.79	$ 21.50	$ 18.39	$ 19.03
Total Return	(39.28)%	(19.42)%	20.52%	(0.96)%	(0.75)%
Ratios to Average Net AssetsB
Expenses before reductions	.08%	.08%	.08%	.08%	.12%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.12%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.12%
Net investment income (loss)	4.18%	2.92%	2.40%	2.91%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$449,325	$467,628	$634,157	$431,311	$430,039
Portfolio turnover rateC,D	17%	6%	5%	10%	19%

A	Calculated based on average shares outstanding during the period.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
C	Amount does not include the portfolio activity of any underlying funds.
D	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
101

Financial Statements  – continued
Financial Highlights
	Fidelity MSCI Financials Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 41.22	$ 41.05	$ 36.94	$ 28.61	$ 29.78
Income from Investment Operations
Net investment income (loss)A	1.00	0.89	0.75	0.61	0.63
Net realized and unrealized gain (loss)	(7.09)	0.18 B	4.11	8.28	(1.11)
Total from investment operations	(6.09)	1.07	4.86	8.89	(0.48)
Distributions from net investment income	(1.01)	(0.90)	(0.75)	(0.56)	(0.69)
Total distributions	(1.01)	(0.90)	(0.75)	(0.56)	(0.69)
Net asset value, end of period	$ 34.12	$ 41.22	$ 41.05	$ 36.94	$ 28.61
Total Return	(14.78)%	2.80%	13.23%	31.31%	(1.49)%
Ratios to Average Net AssetsC
Expenses before reductions	.08%	.08%	.08%	.08%	.12%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.12%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.12%
Net investment income (loss)	2.61%	2.27%	1.88%	1.77%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$725,059	$1,143,858	$1,574,375	$921,679	$237,490
Portfolio turnover rateD,E	6%	5%	5%	18%	8%

A	Calculated based on average shares outstanding during the period.
B	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of share transactions in relation to fluctuating market values of the investments of a Fund.
C	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
D	Amount does not include the portfolio activity of any underlying funds.
E	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
102

Financial Highlights
	Fidelity MSCI Health Care Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 44.43	$ 43.72	$ 38.44	$ 35.67	$ 37.16
Income from Investment Operations
Net investment income (loss)A	0.72	0.63	0.56	0.51	0.44
Net realized and unrealized gain (loss)	7.88	1.01	5.29	2.76	(1.49)
Total from investment operations	8.60	1.64	5.85	3.27	(1.05)
Distributions from net investment income	(0.69)	(0.93)	(0.57)	(0.50)	(0.44)
Total distributions	(0.69)	(0.93)	(0.57)	(0.50)	(0.44)
Net asset value, end of period	$ 52.34	$ 44.43	$ 43.72	$ 38.44	$ 35.67
Total Return	19.69%	3.84%	15.34%	9.30%	(2.73)%
Ratios to Average Net AssetsB
Expenses before reductions	.08%	.08%	.08%	.08%	.12%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.12%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.12%
Net investment income (loss)	1.52%	1.43%	1.39%	1.45%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$2,015,266	$1,557,252	$1,252,626	$818,710	$642,124
Portfolio turnover rateC,D	7%	5%	8%	4%	9%

A	Calculated based on average shares outstanding during the period.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
C	Amount does not include the portfolio activity of any underlying funds.
D	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
103

Financial Statements  – continued
Financial Highlights
	Fidelity MSCI Industrials Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 40.04	$ 39.51	$ 34.93	$ 30.10	$ 28.05
Income from Investment Operations
Net investment income (loss)A	0.69	0.70	0.61	0.61	0.54
Net realized and unrealized gain (loss)	(2.48)	0.51 B	4.62	4.79	2.04
Total from investment operations	(1.79)	1.21	5.23	5.40	2.58
Distributions from net investment income	(0.70)	(0.68)	(0.65)	(0.57)	(0.53)
Total distributions	(0.70)	(0.68)	(0.65)	(0.57)	(0.53)
Net asset value, end of period	$ 37.55	$ 40.04	$ 39.51	$ 34.93	$ 30.10
Total Return	(4.34)%	3.23%	15.08%	18.08%	9.41%
Ratios to Average Net AssetsC
Expenses before reductions	.08%	.08%	.08%	.08%	.12%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.12%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.12%
Net investment income (loss)	1.80%	1.84%	1.61%	1.85%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$347,297	$454,471	$499,824	$354,586	$158,049
Portfolio turnover rateD,E	4%	5%	5%	5%	11%

A	Calculated based on average shares outstanding during the period.
B	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of share transactions in relation to fluctuating market values of the investments of a Fund.
C	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
D	Amount does not include the portfolio activity of any underlying funds.
E	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
104

Financial Highlights
	Fidelity MSCI Information Technology Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 64.53	$ 56.36	$ 44.50	$ 34.93	$ 32.69
Income from Investment Operations
Net investment income (loss)A	0.87	0.70	0.53	0.48	0.46
Net realized and unrealized gain (loss)	22.70	8.17	11.85	9.54	2.24 B
Total from investment operations	23.57	8.87	12.38	10.02	2.70
Distributions from net investment income	(0.85)	(0.70)	(0.52)	(0.45)	(0.46)
Total distributions	(0.85)	(0.70)	(0.52)	(0.45)	(0.46)
Net asset value, end of period	$ 87.25	$ 64.53	$ 56.36	$ 44.50	$ 34.93
Total Return	36.99%	15.94%	27.92%	28.86%	8.41% B
Ratios to Average Net AssetsC
Expenses before reductions	.08%	.08%	.08%	.08%	.12%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.12%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.12%
Net investment income (loss)	1.21%	1.22%	1.02%	1.19%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$4,288,256	$2,571,364	$2,223,254	$1,010,043	$431,391
Portfolio turnover rateD,E	5%	18%	4%	6%	5%

A	Calculated based on average shares outstanding during the period.
B	Amount includes a reimbursement from the investment advisor for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 8.38%.
C	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
D	Amount does not include the portfolio activity of any underlying funds.
E	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
105

Financial Statements  – continued
Financial Highlights
	Fidelity MSCI Materials Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 32.63	$ 34.70	$ 31.63	$ 27.71	$ 25.91
Income from Investment Operations
Net investment income (loss)A	0.65	0.65	0.55	0.57	0.50
Net realized and unrealized gain (loss)	0.30 B	(2.08)	3.09	3.87	1.83
Total from investment operations	0.95	(1.43)	3.64	4.44	2.33
Distributions from net investment income	(0.68)	(0.64)	(0.57)	(0.52)	(0.53)
Total distributions	(0.68)	(0.64)	(0.57)	(0.52)	(0.53)
Net asset value, end of period	$ 32.90	$ 32.63	$ 34.70	$ 31.63	$ 27.71
Total Return	3.28%	(4.02)%	11.54%	16.17%	9.28%
Ratios to Average Net AssetsC
Expenses before reductions	.08%	.08%	.08%	.08%	.11%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.11%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.11%
Net investment income (loss)	2.08%	2.05%	1.60%	1.93%	2.00%
Supplemental Data
Net assets, end of period (000 omitted)	$164,486	$199,043	$265,428	$211,931	$123,325
Portfolio turnover rateD,E	3%	12%	10%	7%	9%

A	Calculated based on average shares outstanding during the period.
B	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of share transactions in relation to fluctuating market values of the investments of a Fund.
C	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
D	Amount does not include the portfolio activity of any underlying funds.
E	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
106

Financial Highlights
	Fidelity MSCI Real Estate Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 26.58	$ 24.69	$ 24.53	$ 25.83	$ 22.55
Income from Investment Operations
Net investment income (loss)A	0.67	1.05	0.76	0.68	0.83
Net realized and unrealized gain (loss)	(2.13)	2.08	0.32	(1.12)	3.37
Total from investment operations	(1.46)	3.13	1.08	(0.44)	4.20
Distributions from net investment income	(0.68)	(1.24)	(0.92)	(0.86)	(0.92)
Return of capital	(0.21)	—	—	—	—
Total distributions	(0.89)	(1.24)	(0.92)	(0.86)	(0.92)
Net asset value, end of period	$ 24.23	$ 26.58	$ 24.69	$ 24.53	$ 25.83
Total Return	(5.27)%	13.19%	4.53%	(1.53)%	19.29%
Ratios to Average Net AssetsB
Expenses before reductions	.08%	.08%	.08%	.08%	.11%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.11%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.11%
Net investment income (loss)	2.62%	4.20%	3.15%	2.85%	3.55%
Supplemental Data
Net assets, end of period (000 omitted)	$1,066,154	$844,003	$502,347	$392,538	$183,394
Portfolio turnover rateC,D	9%	10%	8%	17%	10%

A	Calculated based on average shares outstanding during the period.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
C	Amount does not include the portfolio activity of any underlying funds.
D	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
107

Financial Statements  – continued
Financial Highlights
	Fidelity MSCI Utilities Index ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016
Selected Per-Share Data
Net asset value, beginning of period	$ 39.21	$ 34.85	$ 34.64	$ 33.57	$ 28.10
Income from Investment Operations
Net investment income (loss)A	1.23	1.16	1.10	1.06	0.98
Net realized and unrealized gain (loss)	(0.09)	4.32	0.20	1.09	5.48
Total from investment operations	1.14	5.48	1.30	2.15	6.46
Distributions from net investment income	(1.24)	(1.12)	(1.09)	(1.08)	(0.99)
Total distributions	(1.24)	(1.12)	(1.09)	(1.08)	(0.99)
Net asset value, end of period	$ 39.11	$ 39.21	$ 34.85	$ 34.64	$ 33.57
Total Return	3.13%	15.93%	3.83%	6.61%	23.56%
Ratios to Average Net AssetsB
Expenses before reductions	.08%	.08%	.08%	.08%	.12%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.12%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.12%
Net investment income (loss)	3.06%	3.11%	3.21%	3.22%	3.25%
Supplemental Data
Net assets, end of period (000 omitted)	$844,807	$733,190	$336,273	$277,149	$283,669
Portfolio turnover rateC,D	5%	7%	6%	6%	9%

A	Calculated based on average shares outstanding during the period.
B	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
C	Amount does not include the portfolio activity of any underlying funds.
D	Portfolio turnover rate excludes securities received or delivered in-kind.
See accompanying notes which are an integral part of the financial statements.
108

Notes to Financial Statements
For the year ended July 31, 2020
1. Organization.
Fidelity MSCI Communication Services Index ETF, Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF and Fidelity MSCI Utilities Index ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. Each Fund, with the exception of Fidelity MSCI Industrials Index ETF and Fidelity MSCI Real Estate Index ETF, are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund’s investments to the Fair Value Committee (the Committee) established by each Fund’s investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund’s investments and ratifies the fair value determinations of the Committee.
Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)
Valuation techniques used to value each Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds (Underlying Funds) are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2020, is included at the end of each Fund’s Schedule of Investments.
Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
109

Notes to Financial Statements  – continued
2. Significant Accounting Policies – continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Investment Transactions and Income. For financial reporting purposes, the Funds’ investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of NYSE Arca, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to passive foreign investment companies (PFIC), redemptions in kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
For the period ended July 31, 2020, Fidelity MSCI Real Estate Index ETF distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made. The tax treatment of distributions for the 2020 calendar year will be reported to shareholders prior to February 1, 2021.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:
	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity MSCI Communication Services Index ETF	$ 510,024,984	$ 94,998,235	$ (28,155,668)	$ 66,842,567
Fidelity MSCI Consumer Discretionary Index ETF	723,618,530	188,783,673	(33,941,886)	154,841,787
110

2. Significant Accounting Policies – continued

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity MSCI Consumer Staples Index ETF	$ 659,572,921	$ 45,499,895	$ (27,330,262)	$ 18,169,633
Fidelity MSCI Energy Index ETF	754,526,543	891,591	(307,102,010)	(306,210,419)
Fidelity MSCI Financials Index ETF	857,282,309	50,286,575	(183,559,207)	(133,272,632)
Fidelity MSCI Health Care Index ETF	1,715,886,565	366,923,004	(70,561,289)	296,361,715
Fidelity MSCI Industrials Index ETF	384,452,461	38,464,846	(75,866,972)	(37,402,126)
Fidelity MSCI Information Technology Index ETF	2,845,555,803	1,502,963,020	(65,513,498)	1,437,449,522
Fidelity MSCI Materials Index ETF	184,043,133	17,144,193	(36,861,587)	(19,717,394)
Fidelity MSCI Real Estate Index ETF	1,120,530,471	110,191,054	(164,358,250)	(54,167,196)
Fidelity MSCI Utilities Index ETF	837,203,561	59,181,997	(54,280,278)	4,901,719
The tax-based components of distributable earnings as of period end were as follows for each Fund:
	Undistributed ordinary income	Undistributed capital gains	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity MSCI Communication Services Index ETF	$ 650,260	$ —	$ (31,149,976)	$ 66,842,567
Fidelity MSCI Consumer Discretionary Index ETF	112,981	—	(14,621,376)	154,841,787
Fidelity MSCI Consumer Staples Index ETF	1,109,590	—	(8,472,827)	18,169,633
Fidelity MSCI Energy Index ETF	—	—	(80,360,155)	(306,210,419)
Fidelity MSCI Financials Index ETF	1,111,132	—	(26,820,459)	(133,272,632)
Fidelity MSCI Health Care Index ETF	1,635,288	—	(28,785,813)	296,361,715
Fidelity MSCI Industrials Index ETF	68,618	—	(11,013,717)	(37,402,126)
Fidelity MSCI Information Technology Index ETF	1,846,797	—	(34,535,027)	1,437,449,522
Fidelity MSCI Materials Index ETF	77,548	—	(9,135,613)	(19,717,394)
Fidelity MSCI Real Estate Index ETF	—	—	(24,368,297)	(54,167,196)
Fidelity MSCI Utilities Index ETF	—	—	(19,761,809)	4,901,719
Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal year end and is subject to adjustment.
	No-expiration Short-term	No-expiration Long-term	Total capital loss carryforward
Fidelity MSCI Communication Services Index ETF	$ (14,001,695)	$ (17,148,281)	$ (31,149,976)
Fidelity MSCI Consumer Discretionary Index ETF	—	(14,621,376)	(14,621,376)
Fidelity MSCI Consumer Staples Index ETF	(178,999)	(8,293,828)	(8,472,827)
Fidelity MSCI Energy Index ETF	(8,497,463)	(71,862,692)	(80,360,155)
Fidelity MSCI Financials Index ETF	(9,368,382)	(17,452,077)	(26,820,459)
Fidelity MSCI Health Care Index ETF	(8,190,251)	(20,595,562)	(28,785,813)
Fidelity MSCI Industrials Index ETF	(2,606,950)	(8,406,767)	(11,013,717)
Fidelity MSCI Information Technology Index ETF	(32,782,328)	(1,752,699)	(34,535,027)
Fidelity MSCI Materials Index ETF	(3,426,357)	(5,709,256)	(9,135,613)
Fidelity MSCI Real Estate Index ETF	(11,697,726)	(12,670,571)	(24,368,297)
Fidelity MSCI Utilities Index ETF	(8,050,781)	(11,711,028)	(19,761,809)
The tax character of distributions paid was as follows:
July 31, 2020
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity MSCI Communication Services Index ETF	$ 4,434,950	$ —	$ —	$ 4,434,950
Fidelity MSCI Consumer Discretionary Index ETF	7,815,800	—	—	7,815,800
Fidelity MSCI Consumer Staples Index ETF	15,887,400	—	—	15,887,400
Fidelity MSCI Energy Index ETF	29,582,350	—	—	29,582,350
111

Notes to Financial Statements  – continued
2. Significant Accounting Policies – continued

July 31, 2020
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity MSCI Financials Index ETF	$ 23,513,000	$ —	$ —	$ 23,513,000
Fidelity MSCI Health Care Index ETF	23,973,050	—	—	23,973,050
Fidelity MSCI Industrials Index ETF	7,240,200	—	—	7,240,200
Fidelity MSCI Information Technology Index ETF	37,905,100	—	—	37,905,100
Fidelity MSCI Materials Index ETF	3,689,350	—	—	3,689,350
Fidelity MSCI Real Estate Index ETF	24,756,912	—	7,484,038	32,240,950
Fidelity MSCI Utilities Index ETF	27,022,800	—	—	27,022,800

July 31, 2019
Fidelity MSCI Communication Services Index ETF	$ 3,314,700	$ —	$ —	$ 3,314,700
Fidelity MSCI Consumer Discretionary Index ETF	8,215,200	—	—	8,215,200
Fidelity MSCI Consumer Staples Index ETF	12,158,300	—	—	12,158,300
Fidelity MSCI Energy Index ETF	15,191,850	—	—	15,191,850
Fidelity MSCI Financials Index ETF	28,117,600	—	—	28,117,600
Fidelity MSCI Health Care Index ETF	32,785,100	—	—	32,785,100
Fidelity MSCI Industrials Index ETF	7,967,250	—	—	7,967,250
Fidelity MSCI Information Technology Index ETF	26,778,650	—	—	26,778,650
Fidelity MSCI Materials Index ETF	4,082,150	—	—	4,082,150
Fidelity MSCI Real Estate Index ETF	34,076,900	—	—	34,076,900
Fidelity MSCI Utilities Index ETF	16,704,200	—	—	16,704,200
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.
The Funds' use of derivatives increased or decreased their exposure to the following risk:
Equity risk        Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statements of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as
112

3. Derivative Instruments – continued

unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statements of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statements of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statements of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.
	Purchases	Sales
Fidelity MSCI Communication Services Index ETF	$ 105,619,606	$ 106,065,420
Fidelity MSCI Consumer Discretionary Index ETF	433,912,046	437,863,446
Fidelity MSCI Consumer Staples Index ETF	203,605,885	202,714,036
Fidelity MSCI Energy Index ETF	71,680,992	71,689,521
Fidelity MSCI Financials Index ETF	54,689,929	60,847,440
Fidelity MSCI Health Care Index ETF	137,698,152	117,111,365
Fidelity MSCI Industrials Index ETF	17,315,030	18,125,931
Fidelity MSCI Information Technology Index ETF	152,134,747	157,343,148
Fidelity MSCI Materials Index ETF	5,440,796	5,791,562
Fidelity MSCI Real Estate Index ETF	102,789,866	88,497,970
Fidelity MSCI Utilities Index ETF	45,892,190	48,870,953
Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.
	In-kind Subscriptions	In-kind Redemptions
Fidelity MSCI Communication Services Index ETF	$ 290,305,918	$ 140,415,481
Fidelity MSCI Consumer Discretionary Index ETF	195,504,511	189,917,134
Fidelity MSCI Consumer Staples Index ETF	342,232,379	248,999,476
Fidelity MSCI Energy Index ETF	292,302,207	102,496,092
Fidelity MSCI Financials Index ETF	105,607,954	328,388,069
Fidelity MSCI Health Care Index ETF	469,104,553	281,146,546
Fidelity MSCI Industrials Index ETF	51,603,981	122,121,191
Fidelity MSCI Information Technology Index ETF	938,042,019	258,684,859
Fidelity MSCI Materials Index ETF	75,790,404	101,347,053
Fidelity MSCI Real Estate Index ETF	604,060,161	280,792,759
Fidelity MSCI Utilities Index ETF	371,275,387	227,718,189
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of .084% of each Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee paid to the investment adviser is reduced by an amount equal to the fees and expenses paid by each fund to the independent Trustees. Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".
Sub-Adviser. BlackRock Fund Advisors (BFA), serves as sub-adviser for the Funds. BFA provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.
Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.
113

Notes to Financial Statements  – continued
6. Share Transactions.
The Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated stocks to a Fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.
7. Other.
The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
8. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds’ performance.
114

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity MSCI Communication Services Index ETF, Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF and Fidelity MSCI Utilities Index ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity MSCI Communication Services Index ETF, Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF and Fidelity MSCI Utilities Index ETF (the "Funds"), each a fund of Fidelity Covington Trust, including the schedules of investments, as of July 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2020
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
115

Premium/Discount Analysis (Unaudited)
Shares of each fund are listed on NYSE Arca and can be bought and sold on the secondary market at market prices. Although the market price is expected to approximate the fund’s NAV, it is possible that the market price and NAV will vary significantly. The closing market price is the daily closing price as reported on NYSE Arca.
Premiums or discounts are the differences (expressed as a basis point differential with 1 basis point equaling 1/100 of 1%) between the fund’s NAV and closing market price. A premium indicates that the closing market price is trading above the NAV. A discount indicates that the closing market price is trading below the NAV. A discrepancy may exist with respect to the timing of when the NAV is calculated and the determination of the closing market price.
The chart below presents information about the differences between each fund’s daily closing market price and each fund’s NAV.
Fidelity MSCI Communication Services Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	570	45.24%	646	51.27%
25 - <50	14	1.11%	27	2.14%
50 - <75	2	0.16%	0	—
75 - <100	0	—	1	0.08%
100 or above	0	—	0	—
Total	586	46.51%	674	53.49%

Fidelity MSCI Consumer Discretionary Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	600	47.62%	651	51.67%
25 - <50	5	0.40%	3	0.24%
50 - <75	1	0.08%	0	—
75 - <100	0	—	0	—
100 or above	0	—	0	—
Total	606	48.10%	654	51.90%

Fidelity MSCI Consumer Staples Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	495	39.28%	760	60.32%
25 - <50	4	0.32%	0	—
50 - <75	0	—	0	—
75 - <100	0	—	0	—
100 or above	1	0.08%	0	—
Total	500	39.68%	760	60.32%

116

Fidelity MSCI Energy Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	507	40.24%	741	58.80%
25 - <50	1	0.08%	4	0.32%
50 - <75	2	0.16%	3	0.24%
75 - <100	0	—	1	0.08%
100 or above	0	—	1	0.08%
Total	510	40.48%	750	59.52%

Fidelity MSCI Financials Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	588	46.66%	665	52.78%
25 - <50	4	0.32%	1	0.08%
50 - <75	0	—	2	0.16%
75 - <100	0	—	0	—
100 or above	0	—	0	—
Total	592	46.98%	668	53.02%

Fidelity MSCI Health Care Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	558	44.28%	698	55.40%
25 - <50	1	0.08%	1	0.08%
50 - <75	0	—	1	0.08%
75 - <100	0	—	0	—
100 or above	1	0.08%	0	—
Total	560	44.44%	700	55.56%

Fidelity MSCI Industrials Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	589	46.74%	662	52.54%
25 - <50	5	0.40%	2	0.16%
50 - <75	2	0.16%	0	—
75 - <100	0	—	0	—
100 or above	0	—	0	—
Total	596	47.30%	664	52.70%

117

Premium/Discount Analysis (Unaudited)  – continued
Fidelity MSCI Information Technology Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	411	32.62%	842	66.82%
25 - <50	6	0.48%	0	—
50 - <75	0	—	0	—
75 - <100	0	—	0	—
100 or above	0	—	1	0.08%
Total	417	33.10%	843	66.90%

Fidelity MSCI Materials Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	670	53.17%	577	45.79%
25 - <50	5	0.40%	4	0.32%
50 - <75	0	—	3	0.24%
75 - <100	0	—	0	—
100 or above	1	0.08%	0	—
Total	676	53.65%	584	46.35%

Fidelity MSCI Real Estate Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	388	30.80%	835	66.26%
25 - <50	10	0.79%	20	1.59%
50 - <75	2	0.16%	2	0.16%
75 - <100	0	—	1	0.08%
100 or above	1	0.08%	1	0.08%
Total	401	31.83%	859	68.17%

Fidelity MSCI Utilities Index ETF
Period Ended July 31, 2020
From July 31, 2015 to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	539	42.78%	715	56.74%
25 - <50	3	0.24%	2	0.16%
50 - <75	0	—	1	0.08%
75 - <100	0	—	0	—
100 or above	0	—	0	—
Total	542	43.02%	718	56.98%
118

Trustees and Officers (Unaudited)
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Bettina Doulton, each of the Trustees oversees 311 funds. Ms. Doulton oversees 210 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.
Experience, Skills, Attributes, and Qualifiﬁcations of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
119

Trustees and Officers (Unaudited)  – continued
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Acting Chairman of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
120

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Alan J. Lacy (1953)
Year of Election or Appointment: 2018
Trustee
Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2018
121

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Co-Lead Independent Trustee
Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).
Joseph Mauriello (1944)
Year of Election or Appointment: 2018
Trustee
Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).
Cornelia M. Small (1944)
Year of Election or Appointment: 2018
Trustee
Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).
Garnett A. Smith (1947)
Year of Election or Appointment: 2013
Trustee
Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Co-Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
122

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Trustee
Year of Election or Appointment: 2013
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Offiﬃcers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2017
Anti-Money Laundering (AML) Officer
Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
123

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupation
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
124

Name, Year of Birth; Principal Occupation
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Marc L. Spector (1972)
Year of Election or Appointment: 2017
Assistant Treasurer
Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).
125

Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).
Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Annualized Expense RatioA	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During PeriodB February 1, 2020 to July 31, 2020
Fidelity MSCI Communication Services Index ETF	0.08%
Actual		$ 1,000.00	$ 1,059.00	$ 0.41
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
Fidelity MSCI Consumer Discretionary Index ETF	0.08%
Actual		$ 1,000.00	$ 1,177.50	$ 0.43
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
Fidelity MSCI Consumer Staples Index ETF	0.08%
Actual		$ 1,000.00	$ 1,005.50	$ 0.40
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
Fidelity MSCI Energy Index ETF	0.08%
Actual		$ 1,000.00	$ 688.50	$ 0.34
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
Fidelity MSCI Financials Index ETF	0.08%
Actual		$ 1,000.00	$ 802.00	$ 0.36
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
Fidelity MSCI Health Care Index ETF	0.08%
Actual		$ 1,000.00	$ 1,091.30	$ 0.42
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
Fidelity MSCI Industrials Index ETF	0.08%
Actual		$ 1,000.00	$ 907.90	$ 0.38
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
126

	Annualized Expense RatioA	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During PeriodB February 1, 2020 to July 31, 2020
Fidelity MSCI Information Technology Index ETF	0.08%
Actual		$ 1,000.00	$ 1,169.00	$ 0.43
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
Fidelity MSCI Materials Index ETF	0.08%
Actual		$ 1,000.00	$ 1,038.90	$ 0.41
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
Fidelity MSCI Real Estate Index ETF	0.08%
Actual		$ 1,000.00	$ 880.00	$ 0.37
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40
Fidelity MSCI Utilities Index ETF	0.08%
Actual		$ 1,000.00	$ 888.70	$ 0.38
Hypothetical C		$ 1,000.00	$ 1,024.47	$ 0.40

A	Annualized expense ratio reflects expenses net of applicable fee waivers.
B	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
C	5% return per year before expenses.
127

Distributions (Unaudited)
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividend-received deduction for corporate shareholders:
	September 2019	December 2019	March 2020	June 2020
Fidelity MSCI Communication Services Index ETF	96%	96%	100%	100%
Fidelity MSCI Consumer Discretionary Index ETF	99%	99%	100%	100%
Fidelity MSCI Consumer Staples Index ETF	100%	100%	100%	100%
Fidelity MSCI Energy Index ETF	95%	95%	89%	89%
Fidelity MSCI Financials Index ETF	91%	91%	100%	100%
Fidelity MSCI Health Care Index ETF	100%	100%	100%	100%
Fidelity MSCI Industrials Index ETF	95%	95%	100%	100%
Fidelity MSCI Information Technology Index ETF	97%	97%	100%	100%
Fidelity MSCI Materials Index ETF	79%	79%	86%	86%
Fidelity MSCI Real Estate Index ETF	—	—	—	—
Fidelity MSCI Utilities Index ETF	100%	100%	100%	100%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
	September 2019	December 2019	March 2020	June 2020
Fidelity MSCI Communication Services Index ETF	96%	96%	100%	100%
Fidelity MSCI Consumer Discretionary Index ETF	100%	100%	100%	100%
Fidelity MSCI Consumer Staples Index ETF	100%	100%	100%	100%
Fidelity MSCI Energy Index ETF	98%	98%	92%	92%
Fidelity MSCI Financials Index ETF	95%	95%	100%	100%
Fidelity MSCI Health Care Index ETF	100%	100%	100%	100%
Fidelity MSCI Industrials Index ETF	100%	100%	100%	100%
Fidelity MSCI Information Technology Index ETF	100%	100%	100%	100%
Fidelity MSCI Materials Index ETF	98%	98%	99%	99%
Fidelity MSCI Real Estate Index ETF	—	—	—	—
Fidelity MSCI Utilities Index ETF	100%	100%	100%	100%
A percentage of the dividends distributed during the calendar year 2019 for the following funds qualify as a section 199A dividend:
	March 2019	June 2019	September 2019	December 2019
Fidelity MSCI Financials Index ETF	—	—	5%	5%
Fidelity MSCI Real Estate Index ETF	55%	55%	49%	49%
The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.
128

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.
In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
      Highly liquid investments – cash or convertible to cash within three business days or less
      Moderately liquid investments – convertible to cash in three to seven calendar days
      Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
      Illiquid investments – cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.
129

Proxy Voting Results
A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.
PROPOSAL 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	9,282,142,479.280	96.563
Withheld	330,428,349.514	3.437
TOTAL	9,612,570,828.794	100.000
Donald F. Donahue
Affirmative	9,291,214,667.254	96.657
Withheld	321,356,161.540	3.343
TOTAL	9,612,570,828.794	100.000
Bettina Doulton
Affirmative	9,305,383,119.035	96.804
Withheld	307,187,709.760	3.196
TOTAL	9,612,570,828.794	100.000
Vicki L. Fuller
Affirmative	9,309,945,465.761	96.852
Withheld	302,625,363.033	3.148
TOTAL	9,612,570,828.794	100.000
Patricia L. Kampling
Affirmative	9,313,717,969.953	96.891
Withheld	298,852,858.841	3.109
TOTAL	9,612,570,828.794	100.000
Alan J. Lacy
Affirmative	9,286,152,312.666	96.604
Withheld	326,418,516.129	3.396
TOTAL	9,612,570,828.794	100.000
Ned C. Lautenbach
Affirmative	8,527,074,727.936	88.708
Withheld	1,085,496,100.858	11.292
TOTAL	9,612,570,828.794	100.000
Robert A. Lawrence
Affirmative	9,292,882,256.101	96.674
Withheld	319,688,572.693	3.326
TOTAL	9,612,570,828.794	100.000
Joseph Mauriello
Affirmative	9,271,962,598.733	96.457
Withheld	340,608,230.062	3.543
TOTAL	9,612,570,828.794	100.000
Cornelia M. Small
Affirmative	9,282,431,158.269	96.566
Withheld	330,139,670.526	3.434
TOTAL	9,612,570,828.794	100.000
Garnett A. Smith
Affirmative	9,276,917,476.273	96.508
Withheld	335,653,352.521	3.492
TOTAL	9,612,570,828.794	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	9,285,446,239.314	96.597
Withheld	327,124,589.481	3.403
TOTAL	9,612,570,828.794	100.000
Susan Tomasky
Affirmative	9,307,387,519.373	96.825
Withheld	305,183,309.422	3.175
TOTAL	9,612,570,828.794	100.000
Michael E. Wiley
Affirmative	9,279,381,945.378	96.534
Withheld	333,188,883.417	3.466
TOTAL	9,612,570,828.794	100.000
Proposal 1 reflects trust wide proposal and voting results.

130

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131

EXT-ANN-0920
1.9584796.106

Fidelity® Dividend ETF for Rising Rates
Fidelity® High Dividend ETF
Fidelity® Low Volatility Factor ETF
Fidelity® Momentum Factor ETF
Fidelity® Quality Factor ETF
Fidelity® Small-Mid Factor ETF
Fidelity® Stocks for Inflation ETF
Fidelity® Value Factor ETF
Annual Report
July 31, 2020

See the inside front cover for important information
about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.
You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.
Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose ‘no’ under Required Disclosures to continue print)	1-800-343-0860

To view a fund’s proxy voting guidelines and proxy voting record for the period ended June, 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.
© 2020 FMR LLC. All Rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither the funds nor Fidelity Distributors Corporation is a bank.
3

Note to Shareholders:
Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.
In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are "exogenous shocks" that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.
Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.
4

Market Recap
The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.
5

Fidelity® Dividend ETF for Rising Rates
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Dividend ETF For Rising Rates, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Dividend ETF for Rising Rates – NAVA	1.86%	9.35%
Fidelity Dividend ETF for Rising Rates – Market PriceB	1.85%	9.48%
Fidelity Dividend Index For Rising RatesA	2.11%	9.72%
Russell 1000 IndexA	12.03%	13.50%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Dividend ETF For Rising Rates and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From September 12, 2016.
B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Dividend ETF For Rising Rates – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity Dividend Index for Rising Rates and the Russell 1000 Index performed over the same period.
6

Fidelity® Dividend ETF for Rising Rates
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value rose 1.86%, and its market price gained 1.85%, each compared with the 2.11% gain of the Fidelity Dividend Index for Rising Rates. By sector, information technology gained 30% and contributed most. Health care stocks also helped (+21%), benefiting from the pharmaceuticals, biotechnology & life sciences industry (+22%), and the utilities sector rose 6%. Conversely, financials returned about -20% and detracted most, followed by energy, which returned roughly -34%. Consumer discretionary (-9%) and communication services (-6%) also hurt, the latter hampered by the media & entertainment industry (-7%). Real estate (-15%), materials (-4%) and industrials (-2%) hampered results. Turning to individual stocks, the biggest individual contributor was Apple (+106%), from the technology hardware & equipment group. Microsoft, within the software & services industry, advanced 55% and lifted the fund. In pharmaceuticals, biotechnology & life sciences, AbbVie (+52%) and Bristol-Myers Squibb (+50%) helped. Another contributor was Qualcomm (+52%), a stock in the semiconductors & semiconductor equipment category. Conversely, the biggest individual detractor was Micro Focus International (-81%), from the software & services segment. In banks, Wells Fargo (-46%) and Citigroup (-32%) hurt. Exxon Mobil, within the energy sector, returned about -39% and hindered the fund. Another detractor was Macy's (-74%), a stock in the retailing category.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
7

Fidelity® Dividend ETF for Rising Rates
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Apple, Inc.	7.9
Microsoft Corp.	6.9
Johnson & Johnson	2.8
UnitedHealth Group, Inc.	2.5
Pfizer, Inc.	2.2
AbbVie, Inc.	2.0
Amgen, Inc.	2.0
The Procter & Gamble Co.	1.9
Gilead Sciences, Inc.	1.8
The Home Depot, Inc.	1.7
31.7

Top Market Sectors as of July 31, 2020
% of fund's net assets
Information Technology	29.0
Health Care	16.0
Financials	10.3
Communication Services	9.8
Industrials	9.1
Consumer Staples	6.9
Consumer Discretionary	6.1
Real Estate	3.4
Utilities	3.3
Energy	2.8
Materials	2.7

Asset Allocation as of July 31, 2020
* Foreign investments – 8.1%
8

Fidelity® High Dividend ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® High Dividend ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity High Dividend ETF – NAVA	-4.54%	6.27%
Fidelity High Dividend ETF – Market PriceB	-4.81%	6.46%
Fidelity High Dividend IndexA	-4.42%	6.60%
Russell 1000 IndexA	12.03%	13.50%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® High Dividend ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From September 12, 2016.
B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity High Dividend ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity High Dividend Index and the Russell 1000 Index performed over the same period.
9

Fidelity® High Dividend ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value rose 4.54% and its market price gained 4.81%. This compares with the Fidelity High Dividend Index’s -4.42% return, which tracks the performance of stocks of large- and mid-capitalization dividend-paying companies that are expected to continue to pay and grow their dividends. By sector, energy returned -37% and detracted most, followed by financials, which returned -21%. The real estate sector returned roughly -18% and materials (-12%) also hurt. Other notable detractors included the consumer discretionary (-10%); communication services (-7%), hampered by the media & entertainment industry (-8%); and industrials (-3%) sectors. Conversely, information technology advanced about 29%. The health care sector rose 22%, boosted by the pharmaceuticals, biotechnology & life sciences industry (+21%). Consumer staples (+3%) also contributed, lifted by the household & personal products industry (+15%). Turning to individual stocks, the biggest individual detractor was Occidental (-65%), from the energy sector. Also in energy, Exxon Mobil (-40%), Targa (-50%) and Chevron (-28%) hurt. Wells Fargo, within the banks category, returned -47% and hindered the fund. In contrast, the biggest individual contributor was Apple (+105%). Microsoft advanced roughly 54% and aided the fund. In utilities, SSE (+31%) and NextEra Energy (+35%) helped. Another contributor was Procter & Gamble (+15%), a stock in the household & personal products category.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
10

Fidelity® High Dividend ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Apple, Inc.	5.8
Microsoft Corp.	5.1
The Procter & Gamble Co.	3.3
PepsiCo, Inc.	2.7
Chevron Corp.	2.3
Philip Morris International, Inc.	2.3
JPMorgan Chase & Co.	2.2
Exxon Mobil Corp.	2.2
Wm Morrison Supermarkets PLC	2.1
Linde PLC	2.1
30.1

Top Market Sectors as of July 31, 2020
% of fund's net assets
Information Technology	22.0
Financials	16.4
Consumer Staples	15.5
Materials	10.3
Real Estate	10.0
Health Care	8.6
Energy	8.5
Communication Services	3.3
Industrials	2.7
Consumer Discretionary	2.1

Asset Allocation as of July 31, 2020
Percentages shown as 0.0% may reflect amounts less than 0.05%.
* Foreign investments – 13.1%
11

Fidelity® Low Volatility Factor ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Low Volatility Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Low Volatility Factor ETF – NAVA	7.29%	13.18%
Fidelity Low Volatility Factor ETF – Market PriceB	7.35%	13.48%
Fidelity U.S. Low Volatility Factor IndexA	7.57%	13.45%
Russell 1000 IndexA	12.03%	13.50%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Low Volatility Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From September 12, 2016.
B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Low Volatility Factor ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Low Volatility Factor Index and the Russell 1000 Index performed over the same period.
12

Fidelity® Low Volatility Factor ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value rose 7.29% and its market price gained 7.35%, compared with the 7.57% gain for the Fidelity U.S. Low Volatility Factor Index, which tracks the performance of U.S. companies with lower volatility than the broader market. By sector, information technology rose roughly 25% and contributed most, followed by health care, which gained 17%. The consumer staples sector rose roughly 15%, communication services gained 7%, lifted by the media & entertainment industry (+7%), and utilities advanced about 13%. Other notable contributors included the consumer discretionary (+3%), benefiting from the retailing industry (+22%); industrials (+3%), lifted by the commercial & professional services industry (+20%); and materials (+8%) sectors. Conversely, stocks in the financials sector returned -13% and detracted most. This group was hampered by the diversified financials (-22%) industry. Energy (-39%) and real estate (-10%) also hurt. Turning to individual stocks, the top contributor was Microsoft (+52%), from the software & services segment. In technology hardware & equipment, Apple (+31%) was helpful and PayPal (+84%) from the software & services category also contributed. Alphabet, within the media & entertainment industry, rose approximately 21% and Danaher, within the health care equipment & services group, gained about 45% and boosted the fund. Conversely, the biggest individual detractor was Exxon Mobil (-40%), from the energy sector. MFA Financial, within the diversified financials category, returned approximately -61% and hindered the fund. In insurance, Aon (-29%) and AFLAC (-31%) hurt. Another detractor was Chevron (-29%), a stock in the energy sector.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
13

Fidelity® Low Volatility Factor ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Apple, Inc.	6.8
Microsoft Corp.	6.0
Alphabet, Inc. Class A	3.5
Johnson & Johnson	2.0
PayPal Holdings, Inc.	1.8
The Home Depot, Inc.	1.7
Visa, Inc. Class A	1.7
UnitedHealth Group, Inc.	1.7
Mastercard, Inc. Class A	1.5
The Procter & Gamble Co.	1.5
28.2

Top Market Sectors as of July 31, 2020
% of fund's net assets
Information Technology	27.5
Health Care	14.3
Financials	10.7
Consumer Discretionary	10.0
Communication Services	9.8
Industrials	8.7
Consumer Staples	7.2
Utilities	3.3
Real Estate	3.2
Materials	2.7
Energy	2.3

Asset Allocation as of July 31, 2020
Percentages shown as 0.0% may reflect amounts less than 0.05%.
* Foreign investments – 7.1%
14

Fidelity® Momentum Factor ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Momentum Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Momentum Factor ETF – NAVA	11.06%	13.28%
Fidelity Momentum Factor ETF – Market PriceB	11.01%	13.54%
Fidelity U.S. Momentum Factor IndexA	11.38%	13.63%
Russell 1000 IndexA	12.03%	13.50%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Momentum Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From September 12, 2016.
B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Momentum Factor ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Momentum Factor Index and the Russell 1000 Index performed over the same period.
15

Fidelity® Momentum Factor ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value gained 11.06% and its market price rose 11.01%. This compares with an increase of 11.38% for the Fidelity U.S. Momentum Factor Index, which tracks the performance of U.S. companies with positive momentum signals. By sector, information technology rose about 26% and contributed most, followed by consumer discretionary, which gained roughly 34%, benefiting from the retailing industry (+41%). The health care sector rose about 10%, boosted by the health care equipment & services industry (+26%); communication services gained roughly 9%, lifted by the media & entertainment industry (+12%); and consumer staples advanced 7%. Other notable contributors included materials (+18%), real estate (+14%), utilities (+10%), and industrials (+1%), driven by the commercial & professional services industry (+12%). Conversely, stocks in the energy sector returned -40% and detracted most. Financials (-7%) also hurt. Turning to individual stocks, the biggest individual contributor was Apple (+61%), from the technology hardware & equipment industry. In software & services, Microsoft (+52%) and Coupa Software (+121%) helped. Amazon.com, within the retailing group, advanced roughly 69% and lifted the fund. Another contributor was Tesla (+79%), a stock in the automobiles & components segment. Conversely, the biggest individual detractor was Bank of America (-44%), from the banks category. Citigroup, within the banks group, returned approximately -44% and hindered the fund. In capital goods, Howmet Aerospace (-63%) hurt. Other detractors were Hartford Financial Services (-46%) and Fidelity National Financial (-46%), from the insurance industry.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
16

Fidelity® Momentum Factor ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Apple, Inc.	6.4
Microsoft Corp.	5.6
Amazon.com, Inc.	4.7
Alphabet, Inc. Class A	3.5
UnitedHealth Group, Inc.	1.7
Berkshire Hathaway, Inc. Class B	1.6
Visa, Inc. Class A	1.6
NVIDIA Corp.	1.6
Mastercard, Inc. Class A	1.5
The Home Depot, Inc.	1.4
29.6

Top Market Sectors as of July 31, 2020
% of fund's net assets
Information Technology	28.0
Health Care	14.7
Consumer Discretionary	11.8
Financials	9.9
Communication Services	9.8
Industrials	7.9
Consumer Staples	6.4
Real Estate	3.4
Utilities	3.1
Materials	2.6
Energy	2.2

Asset Allocation as of July 31, 2020
Percentages shown as 0.0% may reflect amounts less than 0.05%.
* Foreign investments – 2.4%
17

Fidelity® Quality Factor ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Quality Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Quality Factor ETF – NAVA	10.26%	12.94%
Fidelity Quality Factor ETF – Market PriceB	10.37%	13.08%
Fidelity U.S. Quality Factor IndexA	10.57%	13.28%
Russell 1000 IndexA	12.03%	13.50%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Quality Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From September 12, 2016.
B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Quality Factor ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Quality Factor Index and the Russell 1000 Index performed over the same period.
18

Fidelity® Quality Factor ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund (ETF) gained 10.26% and its market price rose 10.37%. This compares with an increase of 10.57% for the Fidelity U.S. Quality Factor Index, which tracks the performance of U.S. companies with a higher quality profile than the broader market. By sector, information technology gained roughly 32% and contributed most. Health care stocks also helped (+21%), benefiting from the pharmaceuticals, biotechnology & life sciences industry (+25%). The communication services sector rose 15%, boosted by the media & entertainment industry (+20%). Other notable contributors included the consumer discretionary sector (+11%), lifted by the retailing industry (+23%); industrials (+8%); and consumer staples (+8%), boosted by the household & personal products industry (+18%). Conversely, energy returned about -34% and detracted most. Financials (-7%) and real estate (-9%) also hurt. Other notable detractors included the materials (-4%) and utilities (-1%) sectors. Turning to individual stocks, the biggest individual contributor was Apple (+103%), from the technology hardware & equipment industry. Microsoft, within the software & services group, advanced 53% and lifted the fund. In media & entertainment, Alphabet (+22%) and Facebook (+30%) helped. Another contributor was AbbVie (+51%), a stock in the pharmaceuticals, biotechnology & life sciences category. Conversely, the biggest individual detractor was Exxon Mobil (-40%), from the energy sector. Intel, within the semiconductors & semiconductor equipment segment, returned about -31% and hindered the fund. In diversified financials, Synchrony Financial (-36%) hurt. Other detractors were Comerica (-36%) and Bank Hawaii (-35%), from the banks category.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
19

Fidelity® Quality Factor ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Apple, Inc.	6.5
Microsoft Corp.	5.7
Alphabet, Inc. Class A	3.2
Facebook, Inc. Class A	2.4
Johnson & Johnson	1.9
NVIDIA Corp.	1.8
The Home Depot, Inc.	1.7
UnitedHealth Group, Inc.	1.6
Visa, Inc. Class A	1.6
The Procter & Gamble Co.	1.5
27.9

Top Market Sectors as of July 31, 2020
% of fund's net assets
Information Technology	27.0
Health Care	13.8
Financials	11.0
Consumer Discretionary	10.5
Communication Services	10.4
Industrials	9.2
Consumer Staples	6.6
Real Estate	3.1
Utilities	2.9
Energy	2.6
Materials	2.5

Asset Allocation as of July 31, 2020
Percentages shown as 0.0% may reflect amounts less than 0.05%.
* Foreign investments – 3.7%
20

Fidelity® Small-Mid Factor ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Small-Mid Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Small-Mid Factor ETF – NAVA	-4.90%	-1.20%
Fidelity Small-Mid Factor ETF – Market PriceB	-4.96%	-1.35%
Fidelity Small-Mid Factor IndexA	-4.67%	-0.94%
Dow Jones US Completion Total Stock Market IndexA	5.12%	6.26%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Small-Mid Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From February 26, 2019.
B	From February 28, 2019, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Small-Mid Factor ETF – NAV on February 26, 2019, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity Small-Mid Factor Index and the Dow Jones US Completion Index performed over the same period.
21

Fidelity® Small-Mid Factor ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value returned -4.90%, and its market price returned -4.96%, each compared with the -4.67% result of the benchmark Fidelity Small-Mid Factor Index. By sector, financials returned about -21% and detracted most, followed by energy, which returned -51%. The real estate sector returned roughly -15%, and consumer discretionary (-6%) also hurt. Industrials (-3%), especially in the commercial & professional services industry (-10%), and utilities (-14%) hampered results. Other notable detractors included the materials (-7%) sector, and consumer staples (+0%), especially in the food & staples retailing industry (-22%). Conversely, health care gained about 20% and contributed most. Information technology stocks also helped, gaining 11%, and the communication services sector rose about 2%. Turning to individual stocks, the biggest individual detractor was Alliance Data Systems (-71%), from the software & services segment, followed by PBF Energy (-75%), which is in the energy sector. Within capital goods, Spirit Aerosystem returned roughly -70% and hurt. Other detractors were Sabre (-66%), a stock in the software & services group, and Reinsurance Group of America (-43%), from the insurance category. Conversely, the top contributor was Quidel (+256%), from the health care equipment & services industry, followed by Teladoc Health (+109%), within the health care equipment & services category. In pharmaceuticals, biotechnology & life sciences, Horizon Therapeutics advanced approximately 147% and Solaredge Technologies (+171%) from the semiconductors & semiconductor equipment segment also helped. Boston Beer, within the food, beverage & tobacco group, rose 105% and boosted the fund.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
22

Fidelity® Small-Mid Factor ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Teladoc Health, Inc.	0.7
Quidel Corp.	0.6
Catalent, Inc.	0.5
ABIOMED, Inc.	0.5
Horizon Therapeutics PLC	0.5
Pool Corp.	0.5
Molina Healthcare, Inc.	0.5
CH Robinson Worldwide, Inc.	0.4
Bio-Rad Laboratories, Inc. Class A	0.4
The Boston Beer Co., Inc. Class A	0.4
5.0

Top Market Sectors as of July 31, 2020
% of fund's net assets
Health Care	16.7
Industrials	15.7
Information Technology	15.5
Financials	13.5
Consumer Discretionary	13.1
Real Estate	8.1
Materials	5.3
Communication Services	3.7
Consumer Staples	3.5
Utilities	2.5
Energy	2.5

Asset Allocation as of July 31, 2020
Short - Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.
* Foreign investments – 3.8%
23

Fidelity® Stocks for Inflation ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Stocks For Inflation ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on Cboe BZX Exchange, Inc. (CboeBZX) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on CboeBZX. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Average annual total returns take Fidelity Stocks For Inflation ETF’s cumulative total return and show you what would have happened if Fidelity Stocks For Inflation ETF’s shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Stocks For Inflation ETF – NAV on November 5, 2019, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity Stocks for Inflation Index and the Russell 1000 Index performed over the same period.
24

Fidelity® Stocks for Inflation ETF
Management’s Discussion of Fund Performance
From the fund’s inception date of November 5, 2019, to its July 31, 2020 fiscal year end, the exchange-traded fund’s (ETF) net asset value returned -1.88% and its market price returned -2.50%. This compares with a return of -1.56% for the Fidelity Stocks for Inflation Factor Index, which is designed to reflect the performance of stocks of large and mid-capitalization U.S. companies with attractive valuations, high quality profiles and positive momentum signals, emphasizing industries that tend to outperform in inflationary environments. Within the index, the energy sector (-39%) fared poorly, hampered by lower demand due to economic weakness amid the COVID-19 pandemic and a Russian/Saudi oil-price war in the first quarter. Within the sector, notable detractors included multinational energy companies ConocoPhillips (-33%) and Exxon Mobil (-15%), petroleum refiners HollyFrontier (-35%) and Valero Energy (-31%), and energy manufacturing and logistics company Phillips 66 (-30%). The real estate sector (-26%) was another overall source of difficulty for investors. Various stocks such as shopping center real estate investment trust (REIT) Brixmor Property Group (-41%), Host Hotels & Resorts (-37%) and triple-net REIT Spirit Realty all struggled, as investors grew concerned about how social distancing would affect business for these companies’ tenants. Other notable detractors included specialty chemical manufacturer LyondellBasell Industries (-33%) and electric utility FirstEnergy (-43%). In contrast, the information technology sector (+24%) led the way in the index, and the top overall contributors – software company Microsoft (+44%) and consumer electronics and computer maker Apple (+36%) – came from this group. Microsoft benefited as its business remained solid despite customers remaining at home during the pandemic. Apple reported strong earnings growth, especially in services and wearable electronics. Within the health care sector (+14%), which also outperformed the index, several stocks were disproportionate contributors, led by managed-care provider Molina Healthcare (+54%), life sciences company Bio-Rad Laboratories (+31%), and pharmaceutical manufacturers Eli Lilly (+26%) and Johnson & Johnson (+15%).
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
25

Fidelity® Stocks for Inflation ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Apple, Inc.	5.4
Microsoft Corp.	4.8
The Procter & Gamble Co.	2.7
Celanese Corp.	2.4
NextEra Energy, Inc.	2.4
Reliance Steel & Aluminum Co.	2.3
LyondellBasell Industries N.V. Class A	2.1
Merck & Co., Inc.	1.9
Herbalife Nutrition Ltd.	1.8
Amgen, Inc.	1.8
27.6

Top Market Sectors as of July 31, 2020
% of fund's net assets
Information Technology	22.6
Health Care	20.6
Consumer Staples	12.2
Materials	6.8
Financials	6.6
Energy	6.1
Communication Services	5.5
Utilities	5.0
Consumer Discretionary	5.0
Real Estate	4.9
Industrials	4.6

Asset Allocation as of July 31, 2020
* Foreign investments – 9.2%
26

Fidelity® Value Factor ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Value Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended July 31, 2020
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Value Factor ETF – NAVA	3.12%	10.56%
Fidelity Value Factor ETF – Market PriceB	2.96%	10.72%
Fidelity U.S. Value Factor IndexA	3.38%	10.89%
Russell 1000 IndexA	12.03%	13.50%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Value Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From September 12, 2016.
B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Value Factor ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Value Factor Index and the Russell 1000 Index performed over the same period.
27

Fidelity® Value Factor ETF
Management’s Discussion of Fund Performance
For the fiscal year ending July 31, 2020, the exchange-traded fund’s (ETF) net asset value rose 3.12% and its market price advanced 2.96%. This compares with a 3.38% gain for the fund’s benchmark, the Fidelity U.S. Value Factor Index, which tracks the performance of shares of U.S. companies with above-average quality characteristics. By sector, information technology gained roughly 28% and contributed most. Health care stocks also helped, gaining 24%. The communication services sector rose 9%, boosted by the media & entertainment industry (+11%). Other notable contributors included the consumer staples (+13%); consumer discretionary (+6%), driven by the retailing industry (+22%); and utilities (+1%) sectors. Conversely, financials returned approximately -21% and detracted most. Industrials (-24%), especially in the transportation industry (-53%), and energy (-35%) also hurt. Other notable detractors included the real estate (-28%) and materials (-20%) sectors. Turning to individual stocks, the biggest individual contributor was Apple (+102%), from the technology hardware & equipment group. Amazon.com, within the retailing segment, gained 77% and boosted the fund. In software & services, Microsoft (+52%) helped. Other contributors were Alphabet (+21%) and Facebook (+30%), from the media & entertainment industry. Conversely, the biggest individual detractor was Wells Fargo (-48%), from the banks category, followed by Alliance Data Systems (-72%), which is in the software & services segment. Within capital goods, Spirit Aerosystem returned roughly -73% and hurt. Other detractors were Exxon Mobil (-40%), a stock in the energy sector, and United Airlines Holdings (-66%), from the transportation category.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
28

Fidelity® Value Factor ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Apple, Inc.	7.2
Microsoft Corp.	6.4
Amazon.com, Inc.	5.6
Alphabet, Inc. Class A	3.6
Facebook, Inc. Class A	2.7
Johnson & Johnson	2.1
Berkshire Hathaway, Inc. Class B	1.9
Visa, Inc. Class A	1.8
The Procter & Gamble Co.	1.7
The Home Depot, Inc.	1.7
34.7

Top Market Sectors as of July 31, 2020
% of fund's net assets
Information Technology	27.5
Health Care	15.1
Consumer Discretionary	10.8
Communication Services	10.8
Financials	10.0
Industrials	7.4
Consumer Staples	7.1
Utilities	3.1
Real Estate	2.7
Energy	2.7
Materials	2.4

Asset Allocation as of July 31, 2020
* Foreign investments – 4.2%
29

Fidelity® Dividend ETF for Rising Rates
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.4%
	Shares	Value
COMMUNICATION SERVICES – 9.8%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	110,561	$ 3,270,395
CenturyLink, Inc.	99,231	957,579
Verizon Communications, Inc.	65,473	3,763,388
		7,991,362
Entertainment – 2.1%
Activision Blizzard, Inc.	29,880	2,468,984
The Walt Disney Co.	27,998	3,274,086
		5,743,070
Media – 4.9%
Cable One, Inc.	805	1,467,161
Comcast Corp. Class A	76,399	3,269,877
News Corp. Class A	96,335	1,225,381
Nexstar Media Group, Inc. Class A	10,726	940,134
Omnicom Group, Inc.	18,769	1,008,459
Sirius XM Holdings, Inc.	193,086	1,135,346
TEGNA, Inc.	74,401	876,444
The Interpublic Group of Cos., Inc. (a)	58,547	1,056,773
The New York Times Co. Class A (a)	39,095	1,803,843
ViacomCBS, Inc. Class B	43,002	1,121,062
		13,904,480
TOTAL COMMUNICATION SERVICES		27,638,912
CONSUMER DISCRETIONARY – 6.1%
Hotels, Restaurants & Leisure – 2.2%
McDonald's Corp.	15,621	3,034,848
Starbucks Corp.	31,190	2,386,971
Wynn Resorts Ltd. (a)	13,528	979,833
		6,401,652
Specialty Retail – 2.9%
Lowe's Cos., Inc.	21,590	3,214,967
The Home Depot, Inc.	18,436	4,894,573
		8,109,540
Textiles, Apparel & Luxury Goods – 1.0%
NIKE, Inc. Class B	29,531	2,882,521
TOTAL CONSUMER DISCRETIONARY		17,393,713
CONSUMER STAPLES – 6.9%
Beverages – 1.2%
The Coca-Cola Co.	73,178	3,456,929
Food & Staples Retailing – 0.7%
Wm Morrison Supermarkets PLC	820,469	2,012,123
Household Products – 1.9%
The Procter & Gamble Co.	41,610	5,455,903
Tobacco – 3.1%
Altria Group, Inc.	61,565	2,533,400
British American Tobacco PLC	43,040	1,426,089
Japan Tobacco, Inc.	92,100	1,578,409

	Shares	Value

Philip Morris International, Inc.	39,494	$ 3,033,534
		8,571,432
TOTAL CONSUMER STAPLES		19,496,387
ENERGY – 2.8%
Energy Equipment & Services – 0.3%
Schlumberger Ltd.	47,353	858,983
Oil, Gas & Consumable Fuels – 2.5%
Chevron Corp.	30,480	2,558,491
Exxon Mobil Corp.	62,676	2,637,406
Targa Resources Corp.	32,396	592,199
The Williams Cos., Inc.	65,828	1,259,290
		7,047,386
TOTAL ENERGY		7,906,369
FINANCIALS – 10.3%
Banks – 5.7%
Bank of America Corp.	147,497	3,669,725
Citigroup, Inc.	50,334	2,517,203
JPMorgan Chase & Co.	48,734	4,709,654
PacWest Bancorp	60,651	1,108,397
The PNC Financial Services Group, Inc.	18,795	2,004,863
Wells Fargo & Co.	85,789	2,081,241
		16,091,083
Capital Markets – 3.0%
Invesco Ltd. (a)	121,728	1,222,149
Morgan Stanley	52,246	2,553,785
The Blackstone Group, Inc. Class A	41,082	2,188,849
The Goldman Sachs Group, Inc.	12,193	2,413,726
		8,378,509
Insurance – 1.1%
Old Republic International Corp. (a)	95,893	1,541,000
Prudential Financial, Inc.	26,896	1,704,400
		3,245,400
Mortgage Real Estate Investment Trusts (REITs) – 0.5%
Starwood Property Trust, Inc.	85,847	1,283,413
TOTAL FINANCIALS		28,998,405
HEALTH CARE – 16.0%
Biotechnology – 5.8%
AbbVie, Inc.	60,591	5,750,692
Amgen, Inc.	23,074	5,645,516
Gilead Sciences, Inc.	72,512	5,041,759
		16,437,967
Health Care Providers & Services – 4.0%
CVS Health Corp.	68,823	4,331,720
UnitedHealth Group, Inc.	23,170	7,015,412
		11,347,132
Pharmaceuticals – 6.2%
GlaxoSmithKline PLC	171,908	3,451,675

See accompanying notes which are an integral part of the financial statements.
30

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Pharmaceuticals – continued
Johnson & Johnson	53,045	$7,731,839
Pfizer, Inc.	160,375	6,171,230
		17,354,744
TOTAL HEALTH CARE		45,139,843
INDUSTRIALS – 9.1%
Aerospace & Defense – 1.3%
General Dynamics Corp.	7,658	1,123,735
Lockheed Martin Corp.	4,828	1,829,667
Raytheon Technologies Corp.	14,700	833,196
		3,786,598
Air Freight & Logistics – 0.8%
United Parcel Service, Inc. Class B	16,394	2,340,408
Electrical Equipment – 0.9%
Eaton Corp. PLC	13,690	1,274,950
Emerson Electric Co. (a)	18,983	1,177,136
		2,452,086
Industrial Conglomerates – 1.8%
3M Co.	11,948	1,797,816
Honeywell International, Inc.	12,942	1,933,146
Jardine Matheson Holdings Ltd.	16,628	680,418
Jardine Strategic Holdings Ltd.	30,920	624,584
		5,035,964
Machinery – 3.0%
Alstom S.A. (b)	18,261	1,019,867
Caterpillar, Inc.	12,781	1,698,339
Cummins, Inc.	7,349	1,420,268
Deere & Co.	8,993	1,585,556
Illinois Tool Works, Inc.	8,224	1,521,358
PACCAR, Inc.	15,881	1,351,155
		8,596,543
Road & Rail – 1.3%
Norfolk Southern Corp.	7,218	1,387,372
Union Pacific Corp.	12,533	2,172,595
		3,559,967
TOTAL INDUSTRIALS		25,771,566
INFORMATION TECHNOLOGY – 29.0%
Communications Equipment – 1.7%
Cisco Systems, Inc.	98,435	4,636,289
Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	99,968	3,099,008
IT Services – 1.1%
International Business Machines Corp.	25,952	3,190,539
Semiconductors & Semiconductor Equipment – 5.7%
Broadcom, Inc.	12,370	3,918,197
Intel Corp.	84,505	4,033,424

	Shares	Value

QUALCOMM, Inc.	40,610	$4,288,822
Texas Instruments, Inc.	29,524	3,765,786
		16,006,229
Software – 8.6%
Micro Focus International PLC	259,236	942,825
Microsoft Corp.	95,007	19,477,385
Oracle Corp.	70,663	3,918,263
		24,338,473
Technology Hardware, Storage & Peripherals – 10.8%
Apple, Inc.	52,188	22,181,988
Canon, Inc.	99,900	1,583,585
HP, Inc.	135,735	2,386,221
NetApp, Inc.	47,645	2,110,673
Seagate Technology PLC	50,194	2,269,773
		30,532,240
TOTAL INFORMATION TECHNOLOGY		81,802,778
MATERIALS – 2.7%
Chemicals – 1.8%
Dow, Inc.	22,560	926,314
DuPont de Nemours, Inc.	21,337	1,141,103
Linde PLC	8,992	2,204,029
LyondellBasell Industries N.V. Class A	11,399	712,665
		4,984,111
Containers & Packaging – 0.4%
International Paper Co.	20,730	721,197
Westrock Co.	20,227	543,297
		1,264,494
Metals & Mining – 0.5%
Alumina Ltd.	508,428	554,221
Nucor Corp.	17,959	753,380
		1,307,601
TOTAL MATERIALS		7,556,206
REAL ESTATE – 3.4%
Equity Real Estate Investment Trusts (REITs) – 3.3%
American Tower Corp.	7,191	1,879,655
Crown Castle International Corp.	8,314	1,385,944
Gaming and Leisure Properties, Inc.	14,693	532,033
Host Hotels & Resorts, Inc.	42,048	453,277
Iron Mountain, Inc.	21,420	603,830
Kimco Realty Corp.	34,249	381,876
Park Hotels & Resorts, Inc.	27,723	229,269
Prologis, Inc.	14,202	1,497,175
Public Storage	4,237	846,892
Service Properties Trust	27,711	185,664
Simon Property Group, Inc.	7,428	463,136
Ventas, Inc.	13,977	536,158
Weingarten Realty Investors	20,738	353,790
		9,348,699
See accompanying notes which are an integral part of the financial statements.
31

Fidelity® Dividend ETF for Rising Rates
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Real Estate Management & Development – 0.1%
Hongkong Land Holdings Ltd.	108,030	$ 409,434
TOTAL REAL ESTATE		9,758,133
UTILITIES – 3.3%
Electric Utilities – 2.1%
American Electric Power Co., Inc.	13,932	1,210,412
Duke Energy Corp.	16,947	1,436,089
Exelon Corp.	28,677	1,107,219
PPL Corp.	32,067	853,624
The Southern Co.	23,971	1,309,056
		5,916,400
Multi-Utilities – 1.2%
CenterPoint Energy, Inc.	38,570	733,216
Dominion Energy, Inc.	19,042	1,542,973
Public Service Enterprise Group, Inc.	20,353	1,138,547
		3,414,736
TOTAL UTILITIES		9,331,136
TOTAL COMMON STOCKS (Cost $281,661,154)		280,793,448
Money Market Funds – 1.8%

Fidelity Cash Central Fund, 0.14% (c)	624,786	624,973

	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.13% (c)(d)	4,366,652	$ 4,367,089
TOTAL MONEY MARKET FUNDS (Cost $4,992,024)		4,992,062
TOTAL INVESTMENT IN SECURITIES – 101.2% (Cost $286,653,178)		285,785,510
NET OTHER ASSETS (LIABILITIES) – (1.2%)		(3,468,764)
NET ASSETS – 100.0%		$ 282,316,746

Legend
(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
(d)	Investment made with cash collateral received from securities on loan.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P 500 Index Future Contracts	9	September 2020	$1,468,575	$76,274	$76,274
The notional amount of futures purchased as a percentage of Net Assets is 0.5%
For the period, the average monthly notional amount at value for futures contracts in the aggregate was $1,619,675.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,899
Fidelity Securities Lending Cash Central Fund	6,762
Total	$16,661
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
See accompanying notes which are an integral part of the financial statements.
32

Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Equities:
Communication Services	$ 27,638,912	$ 27,638,912	$ —	$ —
Consumer Discretionary	17,393,713	17,393,713	—	—
Consumer Staples	19,496,387	19,496,387	—	—
Energy	7,906,369	7,906,369	—	—
Financials	28,998,405	28,998,405	—	—
Health Care	45,139,843	45,139,843	—	—
Industrials	25,771,566	25,771,566	—	—
Information Technology	81,802,778	81,802,778	—	—
Materials	7,556,206	7,556,206	—	—
Real Estate	9,758,133	9,758,133	—	—
Utilities	9,331,136	9,331,136	—	—
Money Market Funds	4,992,062	4,992,062	—	—
Total Investments in Securities:	$ 285,785,510	$ 285,785,510	$ —	$ —

Derivative Instruments:
Assets
Futures Contracts	$ 76,274	$ 76,274	$ —	$ —
Total Assets	$ 76,274	$ 76,274	—	$ —
Total Derivative Instruments:	$ 76,274	$ 76,274	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$76,274	$0
Total Equity Risk	76,274	0
Total Value of Derivatives	$76,274	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
33

Fidelity® High Dividend ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.4%
	Shares	Value
COMMUNICATION SERVICES – 3.3%
Diversified Telecommunication Services – 1.0%
AT&T, Inc.	68,361	$ 2,022,119
CenturyLink, Inc.	61,099	589,605
Verizon Communications, Inc.	40,232	2,312,535
		4,924,259
Entertainment – 0.7%
Activision Blizzard, Inc.	18,393	1,519,814
The Walt Disney Co.	17,297	2,022,711
		3,542,525
Media – 1.6%
Cable One, Inc.	492	896,700
Comcast Corp. Class A	47,206	2,020,417
News Corp. Class A	59,316	754,500
Nexstar Media Group, Inc. Class A	6,602	578,665
Omnicom Group, Inc.	11,553	620,743
Sirius XM Holdings, Inc.	118,892	699,085
TEGNA, Inc.	45,808	539,618
The Interpublic Group of Cos., Inc.	36,046	650,630
The New York Times Co. Class A (a)	23,989	1,106,852
ViacomCBS, Inc. Class B	26,477	690,255
		8,557,465
TOTAL COMMUNICATION SERVICES		17,024,249
CONSUMER DISCRETIONARY – 2.1%
Hotels, Restaurants & Leisure – 0.8%
McDonald's Corp.	10,043	1,951,154
Starbucks Corp.	20,105	1,538,636
Wynn Resorts Ltd. (a)	8,665	627,606
		4,117,396
Specialty Retail – 1.0%
Lowe's Cos., Inc.	13,868	2,065,084
The Home Depot, Inc.	11,838	3,142,870
		5,207,954
Textiles, Apparel & Luxury Goods – 0.3%
NIKE, Inc. Class B	18,982	1,852,833
TOTAL CONSUMER DISCRETIONARY		11,178,183
CONSUMER STAPLES – 15.5%
Beverages – 2.6%
PepsiCo, Inc.	100,112	13,781,418
Food & Staples Retailing – 2.1%
Wm Morrison Supermarkets PLC	4,416,603	10,831,301
Household Products – 3.3%
The Procter & Gamble Co.	132,293	17,346,258
Tobacco – 7.5%
Altria Group, Inc.	262,025	10,782,329
British American Tobacco PLC	231,609	7,674,145
Japan Tobacco, Inc.	495,600	8,493,589

	Shares	Value

Philip Morris International, Inc.	155,126	$ 11,915,228
		38,865,291
TOTAL CONSUMER STAPLES		80,824,268
ENERGY – 8.5%
Oil, Gas & Consumable Fuels – 8.5%
Chevron Corp.	142,595	11,969,424
Exxon Mobil Corp.	268,983	11,318,805
Occidental Petroleum Corp.	291,103	4,581,961
Occidental Petroleum Corp. warrants 8/3/27 (b)	36,773	205,928
Targa Resources Corp.	304,627	5,568,582
The Williams Cos., Inc.	556,098	10,638,155
TOTAL ENERGY		44,282,855
FINANCIALS – 16.4%
Banks – 7.8%
Bank of America Corp.	388,457	9,664,810
Citigroup, Inc.	143,037	7,153,280
JPMorgan Chase & Co.	120,121	11,608,493
The PNC Financial Services Group, Inc.	59,601	6,357,639
Wells Fargo & Co.	238,983	5,797,728
		40,581,950
Capital Markets – 3.7%
Invesco Ltd. (a)	431,784	4,335,111
The Blackstone Group, Inc. Class A	135,736	7,232,014
The Goldman Sachs Group, Inc.	38,353	7,592,360
		19,159,485
Insurance – 2.1%
Old Republic International Corp.	338,140	5,433,910
Prudential Financial, Inc.	89,712	5,685,049
		11,118,959
Mortgage Real Estate Investment Trusts (REITs) – 1.4%
MFA Financial, Inc.	1,009,617	2,655,293
Starwood Property Trust, Inc.	303,975	4,544,426
		7,199,719
Thrifts & Mortgage Finance – 1.4%
New York Community Bancorp, Inc.	692,856	7,295,774
TOTAL FINANCIALS		85,355,887
HEALTH CARE – 8.6%
Biotechnology – 3.0%
AbbVie, Inc.	57,776	5,483,520
Amgen, Inc.	22,040	5,392,527
Gilead Sciences, Inc.	68,902	4,790,756
		15,666,803
Health Care Providers & Services – 1.3%
UnitedHealth Group, Inc.	22,264	6,741,094
Pharmaceuticals – 4.3%
GlaxoSmithKline PLC	163,271	3,278,256

See accompanying notes which are an integral part of the financial statements.
34

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Pharmaceuticals – continued
Johnson & Johnson	51,271	$ 7,473,261
Merck & Co., Inc.	69,229	5,554,935
Pfizer, Inc.	153,951	5,924,035
		22,230,487
TOTAL HEALTH CARE		44,638,384
INDUSTRIALS – 2.7%
Aerospace & Defense – 0.4%
General Dynamics Corp.	4,263	625,553
Lockheed Martin Corp.	2,672	1,012,608
Raytheon Technologies Corp.	8,155	462,225
		2,100,386
Air Freight & Logistics – 0.3%
United Parcel Service, Inc. Class B	9,114	1,301,115
Building Products – 0.1%
Johnson Controls International PLC	17,888	688,330
Electrical Equipment – 0.3%
Eaton Corp. PLC	7,619	709,557
Emerson Electric Co.	10,562	654,950
		1,364,507
Industrial Conglomerates – 0.5%
3M Co.	6,636	998,519
Honeywell International, Inc.	7,177	1,072,029
Jardine Matheson Holdings Ltd.	9,053	370,449
Jardine Strategic Holdings Ltd.	16,787	339,097
		2,780,094
Machinery – 0.7%
Alstom S.A. (b)	10,207	570,056
Caterpillar, Inc.	7,099	943,315
Cummins, Inc.	4,093	791,013
Illinois Tool Works, Inc.	4,575	846,329
PACCAR, Inc.	8,851	753,043
		3,903,756
Road & Rail – 0.4%
Norfolk Southern Corp.	4,012	771,146
Union Pacific Corp.	6,928	1,200,969
		1,972,115
TOTAL INDUSTRIALS		14,110,303
INFORMATION TECHNOLOGY – 22.0%
Communications Equipment – 1.2%
Cisco Systems, Inc.	130,257	6,135,105
Electronic Equipment, Instruments & Components – 0.8%
Corning, Inc.	127,553	3,954,143
IT Services – 2.3%
International Business Machines Corp.	34,036	4,184,386

	Shares	Value

Visa, Inc. Class A	41,325	$ 7,868,280
		12,052,666
Semiconductors & Semiconductor Equipment – 4.0%
Broadcom, Inc.	16,185	5,126,599
Intel Corp.	112,788	5,383,371
QUALCOMM, Inc.	52,920	5,588,881
Texas Instruments, Inc.	38,547	4,916,670
		21,015,521
Software – 6.3%
Micro Focus International PLC	328,767	1,195,704
Microsoft Corp.	130,274	26,707,473
Oracle Corp.	91,925	5,097,241
		33,000,418
Technology Hardware, Storage & Peripherals – 7.4%
Apple, Inc.	71,543	30,408,637
Canon, Inc.	126,300	2,002,069
HP, Inc.	173,521	3,050,499
Seagate Technology PLC	63,404	2,867,129
		38,328,334
TOTAL INFORMATION TECHNOLOGY		114,486,187
MATERIALS – 10.3%
Chemicals – 5.9%
Dow, Inc.	159,934	6,566,890
DuPont de Nemours, Inc.	147,888	7,909,051
Linde PLC	44,056	10,798,566
LyondellBasell Industries N.V. Class A	90,706	5,670,939
		30,945,446
Containers & Packaging – 2.1%
International Paper Co.	171,138	5,953,891
Westrock Co.	177,458	4,766,522
		10,720,413
Metals & Mining – 2.3%
Alumina Ltd.	5,000,621	5,451,019
Nucor Corp.	151,192	6,342,504
		11,793,523
TOTAL MATERIALS		53,459,382
REAL ESTATE – 10.0%
Equity Real Estate Investment Trusts (REITs) – 9.4%
American Tower Corp.	27,545	7,199,987
Crown Castle International Corp.	37,704	6,285,257
Gaming and Leisure Properties, Inc.	97,778	3,540,541
Iron Mountain, Inc.	143,215	4,037,231
Kimco Realty Corp.	232,551	2,592,944
Park Hotels & Resorts, Inc.	194,262	1,606,547
Prologis, Inc.	62,296	6,567,244
Public Storage	22,798	4,556,864
Service Properties Trust	198,608	1,330,674
Simon Property Group, Inc.	37,664	2,348,350
See accompanying notes which are an integral part of the financial statements.
35

Fidelity® High Dividend ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
Ventas, Inc.	82,592	$ 3,168,229
Weingarten Realty Investors	148,760	2,537,846
Welltower, Inc.	60,500	3,240,380
		49,012,094
Real Estate Management & Development – 0.6%
Hongkong Land Holdings Ltd.	809,011	3,066,152
TOTAL REAL ESTATE		52,078,246
TOTAL COMMON STOCKS (Cost $579,016,694)		517,437,944
Money Market Funds – 1.2%

Fidelity Cash Central Fund, 0.14% (c)	399,056	399,176
Fidelity Securities Lending Cash Central Fund, 0.13% (c)(d)	5,934,536	5,935,129
TOTAL MONEY MARKET FUNDS (Cost $6,334,374)		6,334,305
TOTAL INVESTMENT IN SECURITIES – 100.6% (Cost $585,351,068)		523,772,249
NET OTHER ASSETS (LIABILITIES) – (0.6%)		(2,977,468)
NET ASSETS – 100.0%		$ 520,794,781

Legend
(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
(d)	Investment made with cash collateral received from securities on loan.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P 500 Index Future Contracts	19	September 2020	$3,100,325	$171,117	$171,117
The notional amount of futures purchased as a percentage of Net Assets is 0.6%
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,603
Fidelity Securities Lending Cash Central Fund	7,807
Total	$16,410
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
See accompanying notes which are an integral part of the financial statements.
36

Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Equities:
Communication Services	$ 17,024,249	$ 17,024,249	$ —	$ —
Consumer Discretionary	11,178,183	11,178,183	—	—
Consumer Staples	80,824,268	80,824,268	—	—
Energy	44,282,855	44,282,855	—	—
Financials	85,355,887	85,355,887	—	—
Health Care	44,638,384	44,638,384	—	—
Industrials	14,110,303	14,110,303	—	—
Information Technology	114,486,187	114,486,187	—	—
Materials	53,459,382	53,459,382	—	—
Real Estate	52,078,246	52,078,246	—	—
Money Market Funds	6,334,305	6,334,305	—	—
Total Investments in Securities:	$ 523,772,249	$ 523,772,249	$ —	$ —

Derivative Instruments:
Assets
Futures Contracts	$ 171,117	$ 171,117	$ —	$ —
Total Assets	$ 171,117	$ 171,117	—	$ —
Total Derivative Instruments:	$ 171,117	$ 171,117	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$171,117	$0
Total Equity Risk	171,117	0
Total Value of Derivatives	$171,117	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
Other Information
Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):
United States of America	87.5
United Kingdom	4.4
Ireland	2.9
Japan	2.0
Bermuda	1.6
Netherlands	1.1
Australia	1.0
Others (Individually Less Than 1%)	0.1
100.6%
See accompanying notes which are an integral part of the financial statements.
37

Fidelity® Low Volatility Factor ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.7%
	Shares	Value
COMMUNICATION SERVICES – 9.8%
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	131,485	$3,889,326
Verizon Communications, Inc.	77,827	4,473,496
		8,362,822
Entertainment – 1.1%
The Walt Disney Co.	33,408	3,906,732
Interactive Media & Services – 3.5%
Alphabet, Inc. Class A (a)	8,239	12,259,220
Media – 2.0%
Cable One, Inc.	1,067	1,944,672
Comcast Corp. Class A	92,088	3,941,366
Omnicom Group, Inc.	24,692	1,326,701
		7,212,739
Wireless Telecommunication Services – 0.8%
T-Mobile US, Inc. (a)	24,793	2,662,272
TOTAL COMMUNICATION SERVICES		34,403,785
CONSUMER DISCRETIONARY – 10.0%
Diversified Consumer Services – 0.4%
Bright Horizons Family Solutions, Inc. (a)	14,983	1,606,777
Hotels, Restaurants & Leisure – 3.2%
Darden Restaurants, Inc.	21,908	1,662,817
McDonald's Corp.	20,092	3,903,474
Starbucks Corp.	41,392	3,167,730
Yum! Brands, Inc.	26,073	2,373,946
		11,107,967
Multiline Retail – 1.0%
Dollar General Corp.	18,300	3,484,320
Specialty Retail – 4.3%
AutoZone, Inc. (a)	2,524	3,047,528
O'Reilly Automotive, Inc. (a)	6,625	3,162,643
The Home Depot, Inc.	22,945	6,091,668
The TJX Cos., Inc.	52,908	2,750,687
		15,052,526
Textiles, Apparel & Luxury Goods – 1.1%
NIKE, Inc. Class B	38,606	3,768,332
TOTAL CONSUMER DISCRETIONARY		35,019,922
CONSUMER STAPLES – 7.2%
Beverages – 1.9%
PepsiCo, Inc.	25,784	3,549,426
The Coca-Cola Co.	68,375	3,230,035
		6,779,461
Food & Staples Retailing – 1.1%
Walmart, Inc.	28,268	3,657,879
Food Products – 1.5%
Hormel Foods Corp. (b)	31,748	1,614,703
McCormick & Co., Inc. (non-vtg.)	9,783	1,906,707

	Shares	Value

The Hershey Co.	10,574	$ 1,537,565
		5,058,975
Household Products – 2.7%
Church & Dwight Co., Inc.	21,059	2,028,613
The Clorox Co.	9,651	2,282,558
The Procter & Gamble Co.	40,013	5,246,505
		9,557,676
TOTAL CONSUMER STAPLES		25,053,991
ENERGY – 2.3%
Oil, Gas & Consumable Fuels – 2.3%
Chevron Corp.	30,743	2,580,567
Exxon Mobil Corp.	64,655	2,720,682
Kinder Morgan, Inc.	66,719	940,738
Occidental Petroleum Corp.	32,669	514,210
Occidental Petroleum Corp. warrants 8/3/27 (a)	4,128	23,118
ONEOK, Inc.	17,119	477,791
Phillips 66	15,294	948,534
TOTAL ENERGY		8,205,640
FINANCIALS – 10.7%
Capital Markets – 2.6%
Cboe Global Markets, Inc	25,828	2,265,116
CME Group, Inc.	18,458	3,067,350
Intercontinental Exchange, Inc.	39,266	3,800,164
		9,132,630
Insurance – 6.7%
Aflac, Inc.	65,613	2,333,854
Aon PLC Class A	16,065	3,296,859
Arch Capital Group Ltd.	71,161	2,188,201
Arthur J Gallagher & Co.	31,112	3,344,229
Brown & Brown, Inc.	68,168	3,099,599
Chubb Ltd.	23,714	3,017,369
Marsh & McLennan Cos., Inc.	31,978	3,728,635
WR Berkley Corp.	41,545	2,565,404
		23,574,150
Mortgage Real Estate Investment Trusts (REITs) – 1.4%
Blackstone Mortgage Trust, Inc. Class A	79,628	1,916,646
MFA Financial, Inc.	392,998	1,033,585
Starwood Property Trust, Inc.	119,436	1,785,568
		4,735,799
TOTAL FINANCIALS		37,442,579
HEALTH CARE – 14.3%
Health Care Equipment & Supplies – 4.1%
Danaher Corp.	22,442	4,573,679
Medtronic PLC	35,931	3,466,623
ResMed, Inc.	16,180	3,276,612

See accompanying notes which are an integral part of the financial statements.
38

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Health Care Equipment & Supplies – continued
Stryker Corp.	14,956	$ 2,890,995
		14,207,909
Health Care Providers & Services – 3.4%
Anthem, Inc.	11,444	3,133,367
Cigna Corp. (a)	16,168	2,792,052
UnitedHealth Group, Inc.	19,370	5,864,849
		11,790,268
Pharmaceuticals – 6.8%
Eli Lilly & Co.	26,436	3,973,067
Johnson & Johnson	46,738	6,812,531
Merck & Co., Inc.	58,284	4,676,708
Pfizer, Inc.	128,811	4,956,647
Zoetis, Inc.	23,233	3,523,981
		23,942,934
TOTAL HEALTH CARE		49,941,111
INDUSTRIALS – 8.7%
Aerospace & Defense – 2.0%
HEICO Corp. (b)	18,093	1,739,099
Lockheed Martin Corp.	7,792	2,952,934
Northrop Grumman Corp.	7,609	2,473,001
		7,165,034
Air Freight & Logistics – 0.8%
CH Robinson Worldwide, Inc.	30,690	2,876,267
Commercial Services & Supplies – 2.1%
Republic Services, Inc.	24,325	2,122,356
Rollins, Inc.	55,955	2,932,042
Waste Management, Inc.	21,716	2,380,074
		7,434,472
Industrial Conglomerates – 1.7%
3M Co.	19,824	2,982,917
Honeywell International, Inc.	20,374	3,043,265
		6,026,182
Machinery – 0.6%
The Toro Co.	26,924	1,921,027
Professional Services – 1.5%
Exponent, Inc.	29,281	2,461,361
Verisk Analytics, Inc.	14,501	2,736,484
		5,197,845
TOTAL INDUSTRIALS		30,620,827
INFORMATION TECHNOLOGY – 27.5%
IT Services – 11.8%
Accenture PLC Class A	18,046	4,056,380
Amdocs Ltd.	31,099	1,931,248
Automatic Data Processing, Inc.	17,674	2,349,051
Broadridge Financial Solutions, Inc.	19,962	2,681,695

	Shares	Value

Fidelity National Information Services, Inc.	22,612	$ 3,308,362
Fiserv, Inc. (a)	25,193	2,514,010
Genpact Ltd.	51,866	2,065,304
Jack Henry & Associates, Inc.	14,605	2,604,072
Mastercard, Inc. Class A	17,297	5,336,643
Paychex, Inc.	29,282	2,105,961
PayPal Holdings, Inc. (a)	32,585	6,388,941
Visa, Inc. Class A	31,236	5,947,334
		41,289,001
Semiconductors & Semiconductor Equipment – 1.1%
Intel Corp.	84,588	4,037,385
Software – 7.8%
Check Point Software Technologies Ltd. (a)	20,828	2,610,790
Microsoft Corp.	102,251	20,962,478
Oracle Corp.	66,556	3,690,530
		27,263,798
Technology Hardware, Storage & Peripherals – 6.8%
Apple, Inc.	56,132	23,858,345
TOTAL INFORMATION TECHNOLOGY		96,448,529
MATERIALS – 2.7%
Chemicals – 1.9%
Air Products & Chemicals, Inc.	5,031	1,442,035
Ecolab, Inc.	5,908	1,105,269
International Flavors & Fragrances, Inc. (b)	5,535	697,133
Linde PLC	9,152	2,243,247
The Sherwin-Williams Co.	2,014	1,304,911
		6,792,595
Construction Materials – 0.2%
Vulcan Materials Co.	5,670	665,771
Containers & Packaging – 0.6%
AptarGroup, Inc.	5,928	682,906
Ball Corp.	11,810	869,570
Sonoco Products Co.	11,451	592,475
		2,144,951
TOTAL MATERIALS		9,603,317
REAL ESTATE – 3.2%
Equity Real Estate Investment Trusts (REITs) – 3.2%
American Tower Corp.	7,451	1,947,617
AvalonBay Communities, Inc.	4,063	622,127
Crown Castle International Corp.	8,420	1,403,614
Equity Lifestyle Properties, Inc.	9,416	643,301
Essex Property Trust, Inc.	2,476	546,552
Federal Realty Investment Trust	4,939	376,846
Mid-America Apartment Communities, Inc.	5,127	611,087
See accompanying notes which are an integral part of the financial statements.
39

Fidelity® Low Volatility Factor ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
National Health Investors, Inc.	6,699	$ 415,338
National Retail Properties, Inc.	11,363	402,818
Public Storage	4,138	827,104
Realty Income Corp.	10,543	633,107
Simon Property Group, Inc.	7,359	458,834
Sun Communities, Inc.	4,399	659,542
UDR, Inc.	14,319	518,348
Welltower, Inc.	11,049	591,784
WP Carey, Inc.	8,268	590,087
TOTAL REAL ESTATE		11,248,106
UTILITIES – 3.3%
Electric Utilities – 1.8%
American Electric Power Co., Inc.	13,985	1,215,017
Duke Energy Corp.	17,172	1,455,155
NextEra Energy, Inc.	8,891	2,495,704
Xcel Energy, Inc.	18,212	1,257,356
		6,423,232
Multi-Utilities – 1.5%
Ameren Corp.	12,990	1,042,318
CMS Energy Corp.	15,628	1,003,005
Consolidated Edison, Inc.	12,846	986,958
DTE Energy Co.	8,467	979,039
WEC Energy Group, Inc.	12,058	1,148,645
		5,159,965
TOTAL UTILITIES		11,583,197
TOTAL COMMON STOCKS (Cost $344,082,429)		349,571,004
Money Market Funds – 0.6%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (c)	796,832	$ 797,071
Fidelity Securities Lending Cash Central Fund, 0.13% (c)(d)	1,256,507	1,256,633
TOTAL MONEY MARKET FUNDS (Cost $2,053,636)		2,053,704
TOTAL INVESTMENT IN SECURITIES – 100.3% (Cost $346,136,065)		351,624,708
NET OTHER ASSETS (LIABILITIES) – (0.3%)		(916,647)
NET ASSETS – 100.0%		$ 350,708,061

Legend
(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
(d)	Investment made with cash collateral received from securities on loan.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Future Contracts	4	September 2020	$ 652,700	$ 29,159	$ 29,159
CME Micro E-mini S&P 500 Index Future Contracts	22	September 2020	358,985	20,610	20,610
Total Equity Index Contracts					$ 49,769
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,413
Fidelity Securities Lending Cash Central Fund	8,463
Total	$12,876
See accompanying notes which are an integral part of the financial statements.
40

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$ 34,403,785	$ 34,403,785	$ —	$ —
Consumer Discretionary	35,019,922	35,019,922	—	—
Consumer Staples	25,053,991	25,053,991	—	—
Energy	8,205,640	8,205,640	—	—
Financials	37,442,579	37,442,579	—	—
Health Care	49,941,111	49,941,111	—	—
Industrials	30,620,827	30,620,827	—	—
Information Technology	96,448,529	96,448,529	—	—
Materials	9,603,317	9,603,317	—	—
Real Estate	11,248,106	11,248,106	—	—
Utilities	11,583,197	11,583,197	—	—
Money Market Funds	2,053,704	2,053,704	—	—
Total Investments in Securities:	$ 351,624,708	$ 351,624,708	$ —	$ —
Derivative Instruments:
Assets
Futures Contracts	$ 49,769	$ 49,769	$ —	$ —
Total Assets	$ 49,769	$ 49,769	$ —	$ —
Total Derivative Instruments:	$ 49,769	$ 49,769	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$49,769	$0
Total Equity Risk	49,769	0
Total Value of Derivatives	$49,769	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
41

Fidelity® Momentum Factor ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
COMMUNICATION SERVICES – 9.8%
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	36,935	$1,092,537
Cogent Communications Holdings, Inc.	6,078	547,689
		1,640,226
Entertainment – 2.3%
Activision Blizzard, Inc.	10,001	826,383
Netflix, Inc. (a)	2,422	1,184,067
		2,010,450
Interactive Media & Services – 3.5%
Alphabet, Inc. Class A (a)	2,055	3,057,737
Media – 2.2%
Cable One, Inc.	275	501,204
Charter Communications, Inc. Class A (a)	1,450	841,000
Liberty Broadband Corp. Class C (a)	4,563	626,363
		1,968,567
TOTAL COMMUNICATION SERVICES		8,676,980
CONSUMER DISCRETIONARY – 11.8%
Automobiles – 1.4%
Tesla, Inc. (a)	849	1,214,715
Hotels, Restaurants & Leisure – 0.5%
Domino's Pizza, Inc.	1,077	416,379
Internet & Direct Marketing Retail – 5.4%
Amazon.com, Inc. (a)	1,312	4,152,060
Stamps.com, Inc. (a)	2,263	589,014
		4,741,074
Multiline Retail – 1.2%
Dollar General Corp.	2,718	517,507
Target Corp.	4,622	581,818
		1,099,325
Specialty Retail – 1.8%
The Home Depot, Inc.	4,663	1,237,980
Tiffany & Co., Inc.	3,078	385,858
		1,623,838
Textiles, Apparel & Luxury Goods – 1.5%
Lululemon Athletica, Inc. (a)	1,905	620,249
NIKE, Inc. Class B	7,528	734,808
		1,355,057
TOTAL CONSUMER DISCRETIONARY		10,450,388
CONSUMER STAPLES – 6.4%
Beverages – 1.7%
PepsiCo, Inc.	5,621	773,787
The Coca-Cola Co.	15,745	743,794
		1,517,581
Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	1,982	645,200
The Kroger Co.	9,371	326,017

	Shares	Value

Walmart, Inc.	5,840	$ 755,696
		1,726,913
Food Products – 0.9%
Campbell Soup Co.	4,976	246,660
Freshpet, Inc. (a)	3,079	295,738
Hormel Foods Corp.	5,583	283,952
		826,350
Household Products – 1.8%
Kimberly-Clark Corp.	2,589	393,632
The Procter & Gamble Co.	8,918	1,169,328
		1,562,960
TOTAL CONSUMER STAPLES		5,633,804
ENERGY – 2.2%
Oil, Gas & Consumable Fuels – 2.2%
Chevron Corp.	7,586	636,769
ConocoPhillips	8,045	300,803
HollyFrontier Corp.	6,737	185,267
Kinder Morgan, Inc.	19,184	270,494
Phillips 66	4,103	254,468
Valero Energy Corp.	4,455	250,505
TOTAL ENERGY		1,898,306
FINANCIALS – 9.9%
Banks – 1.4%
JPMorgan Chase & Co.	12,621	1,219,693
Capital Markets – 4.9%
BlackRock, Inc.	1,056	607,210
CME Group, Inc.	3,048	506,517
Intercontinental Exchange, Inc.	5,641	545,936
MarketAxess Holdings, Inc.	908	469,164
Moody's Corp.	1,951	548,816
MSCI, Inc.	1,353	508,701
S&P Global, Inc.	1,932	676,683
The Blackstone Group, Inc. Class A	8,831	470,516
		4,333,543
Diversified Financial Services – 1.6%
Berkshire Hathaway, Inc. Class B (a)	7,444	1,457,386
Insurance – 2.0%
Brown & Brown, Inc.	10,808	491,440
eHealth, Inc. (a)	3,487	241,091
Marsh & McLennan Cos., Inc.	5,156	601,190
The Allstate Corp.	4,486	423,433
		1,757,154
TOTAL FINANCIALS		8,767,776
HEALTH CARE – 14.7%
Biotechnology – 5.4%
Amgen, Inc.	4,593	1,123,769

See accompanying notes which are an integral part of the financial statements.
42

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Biotechnology – continued
Biogen, Inc. (a)	2,863	$ 786,437
Regeneron Pharmaceuticals, Inc. (a)	1,556	983,501
Seattle Genetics, Inc. (a)	5,424	901,849
Vertex Pharmaceuticals, Inc. (a)	3,509	954,448
		4,750,004
Health Care Equipment & Supplies – 3.1%
DexCom, Inc. (a)	2,344	1,020,906
Insulet Corp. (a)	3,675	747,348
ResMed, Inc.	4,910	994,324
		2,762,578
Health Care Providers & Services – 2.6%
DaVita, Inc. (a)	9,111	796,210
UnitedHealth Group, Inc.	5,056	1,530,856
		2,327,066
Health Care Technology – 1.2%
Teladoc Health, Inc. (a)	4,456	1,058,879
Pharmaceuticals – 2.4%
Bristol-Myers Squibb Co.	18,101	1,061,805
Eli Lilly & Co.	6,901	1,037,151
		2,098,956
TOTAL HEALTH CARE		12,997,483
INDUSTRIALS – 7.9%
Aerospace & Defense – 2.3%
L3Harris Technologies, Inc.	2,660	447,758
Lockheed Martin Corp.	1,713	649,176
Northrop Grumman Corp.	1,633	530,741
Teledyne Technologies, Inc. (a)	1,313	402,697
		2,030,372
Commercial Services & Supplies – 0.6%
Copart, Inc. (a)	5,505	513,341
Electrical Equipment – 1.4%
Eaton Corp. PLC	5,893	548,815
Generac Holdings, Inc. (a)	4,229	666,406
		1,215,221
Machinery – 0.7%
Illinois Tool Works, Inc.	3,253	601,773
Professional Services – 2.3%
Clarivate PLC (a)	17,674	488,686
CoStar Group, Inc. (a)	712	605,029
FTI Consulting, Inc. (a)	3,207	383,044
IHS Markit Ltd.	6,996	564,787
		2,041,546
Road & Rail – 0.6%
Old Dominion Freight Line, Inc.	2,988	546,266
TOTAL INDUSTRIALS		6,948,519

	Shares	Value
INFORMATION TECHNOLOGY – 28.0%
IT Services – 3.7%
Fiserv, Inc. (a)	6,123	$ 611,014
Mastercard, Inc. Class A	4,188	1,292,124
Visa, Inc. Class A	7,416	1,412,006
		3,315,144
Semiconductors & Semiconductor Equipment – 7.5%
Advanced Micro Devices, Inc. (a)(b)	12,175	942,710
Cirrus Logic, Inc. (a)	6,321	433,178
Enphase Energy, Inc. (a)	10,166	613,620
Inphi Corp. (a)	4,951	646,898
Intel Corp.	19,988	954,027
Lam Research Corp.	2,232	841,821
NVIDIA Corp.	3,312	1,406,242
SolarEdge Technologies, Inc. (a)	4,309	754,506
		6,593,002
Software – 10.4%
Adobe, Inc. (a)	2,677	1,189,445
Citrix Systems, Inc.	3,535	504,657
Coupa Software, Inc. (a)	2,818	863,576
DocuSign, Inc. (a)	4,795	1,039,700
Microsoft Corp.	24,040	4,928,440
RingCentral, Inc. Class A (a)	2,246	651,946
		9,177,764
Technology Hardware, Storage & Peripherals – 6.4%
Apple, Inc.	13,324	5,663,233
TOTAL INFORMATION TECHNOLOGY		24,749,143
MATERIALS – 2.6%
Chemicals – 1.9%
Air Products & Chemicals, Inc.	1,112	318,733
Ecolab, Inc.	1,278	239,088
FMC Corp.	1,575	167,029
Linde PLC	2,109	516,937
The Scotts Miracle-Gro Co.	1,007	159,680
The Sherwin-Williams Co.	437	283,141
		1,684,608
Containers & Packaging – 0.4%
Ball Corp.	2,611	192,248
Crown Holdings, Inc. (a)	2,094	149,888
		342,136
Metals & Mining – 0.3%
Newmont Corp.	4,170	288,564
TOTAL MATERIALS		2,315,308
REAL ESTATE – 3.4%
Equity Real Estate Investment Trusts (REITs) – 3.4%
Alexandria Real Estate Equities, Inc.	927	164,589
American Tower Corp.	1,633	426,850
Crown Castle International Corp.	1,742	290,391
See accompanying notes which are an integral part of the financial statements.
43

Fidelity® Momentum Factor ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
Digital Realty Trust, Inc.	1,355	$ 217,532
Duke Realty Corp.	3,667	147,377
Equinix, Inc.	375	294,555
Equity Lifestyle Properties, Inc.	2,043	139,578
First Industrial Realty Trust, Inc.	2,779	122,053
Medical Properties Trust, Inc.	6,845	137,790
Mid-America Apartment Communities, Inc.	1,137	135,519
Prologis, Inc.	3,107	327,540
QTS Realty Trust, Inc. Class A	1,642	118,142
Rexford Industrial Realty, Inc.	2,559	120,094
SBA Communications Corp.	634	197,516
Sun Communities, Inc.	946	141,834
TOTAL REAL ESTATE		2,981,360
UTILITIES – 3.1%
Electric Utilities – 2.0%
American Electric Power Co., Inc.	2,947	256,035
Entergy Corp.	1,916	201,429
Eversource Energy	2,516	226,616
NextEra Energy, Inc.	1,933	542,593
The Southern Co.	5,230	285,610
Xcel Energy, Inc.	3,510	242,331
		1,754,614
Multi-Utilities – 0.8%
CMS Energy Corp.	3,067	196,840
Dominion Energy, Inc.	3,993	323,553
WEC Energy Group, Inc.	2,317	220,717
		741,110

	Shares	Value

Water Utilities – 0.3%
American Water Works Co., Inc.	1,573	$ 231,656
TOTAL UTILITIES		2,727,380
TOTAL COMMON STOCKS (Cost $74,810,872)		88,146,447
Money Market Funds – 1.2%

Fidelity Cash Central Fund, 0.14% (c)	111,248	111,282
Fidelity Securities Lending Cash Central Fund, 0.13% (c)(d)	951,905	952,000
TOTAL MONEY MARKET FUNDS (Cost $1,063,271)		1,063,282
TOTAL INVESTMENT IN SECURITIES – 101.0% (Cost $75,874,143)		89,209,729
NET OTHER ASSETS (LIABILITIES) – (1.0%)		(880,902)
NET ASSETS – 100.0%		$ 88,328,827

Legend
(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
(d)	Investment made with cash collateral received from securities on loan.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P 500 Index Future Contracts	1	September 2020	$163,175	$7,265	$7,265
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$1,210
Fidelity Securities Lending Cash Central Fund	606
Total	$1,816
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
See accompanying notes which are an integral part of the financial statements.
44

Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Equities:
Communication Services	$ 8,676,980	$ 8,676,980	$ —	$ —
Consumer Discretionary	10,450,388	10,450,388	—	—
Consumer Staples	5,633,804	5,633,804	—	—
Energy	1,898,306	1,898,306	—	—
Financials	8,767,776	8,767,776	—	—
Health Care	12,997,483	12,997,483	—	—
Industrials	6,948,519	6,948,519	—	—
Information Technology	24,749,143	24,749,143	—	—
Materials	2,315,308	2,315,308	—	—
Real Estate	2,981,360	2,981,360	—	—
Utilities	2,727,380	2,727,380	—	—
Money Market Funds	1,063,282	1,063,282	—	—
Total Investments in Securities:	$ 89,209,729	$ 89,209,729	$ —	$ —

Derivative Instruments:
Assets
Futures Contracts	$ 7,265	$ 7,265	$ —	$ —
Total Assets	$ 7,265	$ 7,265	—	$ —
Total Derivative Instruments:	$ 7,265	$ 7,265	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$7,265	$0
Total Equity Risk	7,265	0
Total Value of Derivatives	$7,265	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
45

Fidelity® Quality Factor ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.6%
	Shares	Value
COMMUNICATION SERVICES – 10.4%
Diversified Telecommunication Services – 2.1%
AT&T, Inc.	48,836	$1,444,569
Verizon Communications, Inc.	28,667	1,647,779
		3,092,348
Entertainment – 1.3%
Activision Blizzard, Inc.	12,634	1,043,947
Electronic Arts, Inc. (a)	6,289	890,648
		1,934,595
Interactive Media & Services – 5.7%
Alphabet, Inc. Class A (a)	3,226	4,800,127
Facebook, Inc. Class A (a)	14,003	3,552,141
		8,352,268
Media – 1.3%
Comcast Corp. Class A	33,509	1,434,185
Sirius XM Holdings, Inc.	80,136	471,200
		1,905,385
TOTAL COMMUNICATION SERVICES		15,284,596
CONSUMER DISCRETIONARY – 10.5%
Hotels, Restaurants & Leisure – 4.1%
Choice Hotels International, Inc.	9,501	798,464
Domino's Pizza, Inc.	3,729	1,441,669
McDonald's Corp.	8,178	1,588,822
Starbucks Corp.	16,857	1,290,066
Yum! Brands, Inc.	10,643	969,045
		6,088,066
Internet & Direct Marketing Retail – 1.9%
Booking Holdings, Inc. (a)	707	1,175,126
eBay, Inc.	30,107	1,664,315
		2,839,441
Specialty Retail – 3.4%
AutoZone, Inc. (a)	1,030	1,243,643
O'Reilly Automotive, Inc. (a)	2,704	1,290,835
The Home Depot, Inc.	9,334	2,478,084
		5,012,562
Textiles, Apparel & Luxury Goods – 1.1%
NIKE, Inc. Class B	15,718	1,534,234
TOTAL CONSUMER DISCRETIONARY		15,474,303
CONSUMER STAPLES – 6.6%
Beverages – 1.5%
Monster Beverage Corp. (a)	10,229	802,772
The Coca-Cola Co.	28,260	1,335,003
		2,137,775
Food Products – 0.4%
The Hershey Co.	4,500	654,345
Household Products – 3.3%
Colgate-Palmolive Co.	11,745	906,714
Kimberly-Clark Corp.	5,632	856,289

	Shares	Value

The Clorox Co.	4,105	$970,874
The Procter & Gamble Co.	16,479	2,160,726
		4,894,603
Tobacco – 1.4%
Altria Group, Inc.	21,445	882,462
Philip Morris International, Inc.	14,334	1,100,994
		1,983,456
TOTAL CONSUMER STAPLES		9,670,179
ENERGY – 2.6%
Energy Equipment & Services – 0.2%
Schlumberger Ltd.	18,511	335,790
Oil, Gas & Consumable Fuels – 2.4%
Cabot Oil & Gas Corp.	30,017	561,318
Chevron Corp.	12,814	1,075,607
Exxon Mobil Corp.	26,859	1,130,227
HollyFrontier Corp.	10,123	278,382
Kinder Morgan, Inc.	28,909	407,617
		3,453,151
TOTAL ENERGY		3,788,941
FINANCIALS – 11.0%
Banks – 2.4%
Bank of Hawaii Corp. (b)	13,736	777,870
Comerica, Inc.	20,088	773,790
SVB Financial Group (a)	5,006	1,122,696
Western Alliance Bancorp	21,931	788,419
		3,462,775
Capital Markets – 6.8%
Ameriprise Financial, Inc.	7,704	1,183,566
CME Group, Inc.	7,567	1,257,484
FactSet Research Systems, Inc.	4,490	1,554,887
Intercontinental Exchange, Inc.	16,114	1,559,513
Moody's Corp.	5,505	1,548,556
S&P Global, Inc.	5,407	1,893,802
SEI Investments Co.	18,713	979,251
		9,977,059
Consumer Finance – 1.2%
Capital One Financial Corp.	14,159	903,344
Synchrony Financial	40,229	890,268
		1,793,612
Thrifts & Mortgage Finance – 0.6%
Essent Group Ltd.	24,570	880,343
TOTAL FINANCIALS		16,113,789
HEALTH CARE – 13.8%
Biotechnology – 4.2%
AbbVie, Inc.	18,712	1,775,956
Amgen, Inc.	7,190	1,759,177
Biogen, Inc. (a)	3,895	1,069,917

See accompanying notes which are an integral part of the financial statements.
46

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Biotechnology – continued
Gilead Sciences, Inc.	21,364	$ 1,485,439
		6,090,489
Health Care Equipment & Supplies – 1.8%
Edwards Lifesciences Corp. (a)	16,090	1,261,617
Medtronic PLC	14,769	1,424,913
		2,686,530
Health Care Providers & Services – 1.6%
UnitedHealth Group, Inc.	7,937	2,403,165
Life Sciences Tools & Services – 0.9%
Mettler-Toledo International, Inc. (a)	1,413	1,321,155
Pharmaceuticals – 5.3%
Bristol-Myers Squibb Co.	26,580	1,559,183
Johnson & Johnson	19,120	2,786,931
Pfizer, Inc.	52,867	2,034,322
Zoetis, Inc.	9,595	1,455,370
		7,835,806
TOTAL HEALTH CARE		20,337,145
INDUSTRIALS – 9.2%
Aerospace & Defense – 0.8%
Lockheed Martin Corp.	3,059	1,159,269
Commercial Services & Supplies – 0.5%
Copart, Inc. (a)	8,950	834,588
Electrical Equipment – 0.7%
Rockwell Automation, Inc.	4,522	986,429
Industrial Conglomerates – 1.6%
3M Co.	7,765	1,168,400
Honeywell International, Inc.	8,017	1,197,499
		2,365,899
Machinery – 2.5%
Allison Transmission Holdings, Inc.	18,023	673,339
Cummins, Inc.	5,626	1,087,281
Graco, Inc.	15,462	823,197
Illinois Tool Works, Inc.	5,781	1,069,427
		3,653,244
Professional Services – 0.7%
Verisk Analytics, Inc.	5,616	1,059,795
Road & Rail – 1.6%
CSX Corp.	14,133	1,008,248
Union Pacific Corp.	7,716	1,337,569
		2,345,817
Trading Companies & Distributors – 0.8%
Fastenal Co.	24,371	1,146,412
TOTAL INDUSTRIALS		13,551,453

	Shares	Value
INFORMATION TECHNOLOGY – 27.0%
Communications Equipment – 1.2%
Cisco Systems, Inc.	36,938	$ 1,739,780
IT Services – 5.8%
Accenture PLC Class A	6,842	1,537,945
Automatic Data Processing, Inc.	6,593	876,275
Mastercard, Inc. Class A	6,701	2,067,459
Paychex, Inc.	10,704	769,832
VeriSign, Inc. (a)	4,285	907,049
Visa, Inc. Class A	12,160	2,315,264
		8,473,824
Semiconductors & Semiconductor Equipment – 3.7%
Intel Corp.	32,772	1,564,207
NVIDIA Corp.	6,147	2,609,955
Texas Instruments, Inc.	10,567	1,347,821
		5,521,983
Software – 9.8%
Adobe, Inc. (a)	4,525	2,010,548
Aspen Technology, Inc. (a)	6,743	655,824
Check Point Software Technologies Ltd. (a)	7,557	947,270
Fortinet, Inc. (a)	7,427	1,027,154
Microsoft Corp.	40,918	8,388,600
Oracle Corp.	25,109	1,392,294
		14,421,690
Technology Hardware, Storage & Peripherals – 6.5%
Apple, Inc.	22,458	9,545,548
TOTAL INFORMATION TECHNOLOGY		39,702,825
MATERIALS – 2.5%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	2,388	684,472
Celanese Corp.	3,622	352,058
Ecolab, Inc.	2,820	527,566
LyondellBasell Industries N.V. Class A	5,201	325,167
Valvoline, Inc.	15,603	320,174
		2,209,437
Construction Materials – 0.2%
Eagle Materials, Inc.	3,841	308,163
Containers & Packaging – 0.2%
International Paper Co.	9,465	329,287
Metals & Mining – 0.6%
Royal Gold, Inc.	3,298	461,489
Steel Dynamics, Inc.	12,124	332,319
		793,808
TOTAL MATERIALS		3,640,695
REAL ESTATE – 3.1%
Equity Real Estate Investment Trusts (REITs) – 3.1%
American Tower Corp.	3,025	790,705
See accompanying notes which are an integral part of the financial statements.
47

Fidelity® Quality Factor ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
AvalonBay Communities, Inc.	1,655	$ 253,414
Equity Residential	4,244	227,606
Essex Property Trust, Inc.	1,009	222,727
Extra Space Storage, Inc.	2,580	266,617
Gaming and Leisure Properties, Inc.	5,566	201,545
Medical Properties Trust, Inc.	11,899	239,527
National Retail Properties, Inc.	4,624	163,921
Omega Healthcare Investors, Inc.	6,088	197,129
Prologis, Inc.	5,846	616,285
Public Storage	1,687	337,197
Realty Income Corp.	4,293	257,795
Simon Property Group, Inc.	2,993	186,613
STORE Capital Corp.	6,472	153,322
VICI Properties, Inc.	10,154	220,443
WP Carey, Inc.	3,370	240,517
TOTAL REAL ESTATE		4,575,363
UTILITIES – 2.9%
Electric Utilities – 2.0%
Evergy, Inc.	7,068	458,218
FirstEnergy Corp.	10,761	312,069
IDACORP, Inc.	4,080	380,460
NextEra Energy, Inc.	3,927	1,102,309
NRG Energy, Inc.	12,374	418,365
OGE Energy Corp.	10,179	334,889
		3,006,310
Independent Power and Renewable Electricity Producers – 0.5%
The AES Corp.	23,614	359,641
Vistra Corp.	21,500	401,190
		760,831

	Shares	Value

Multi-Utilities – 0.4%
WEC Energy Group, Inc.	5,753	$ 548,031
TOTAL UTILITIES		4,315,172
TOTAL COMMON STOCKS (Cost $137,508,000)		146,454,461
Money Market Funds – 0.4%

Fidelity Cash Central Fund, 0.14% (c)	354,563	354,670
Fidelity Securities Lending Cash Central Fund, 0.13% (c)(d)	139,792	139,806
TOTAL MONEY MARKET FUNDS (Cost $494,447)		494,476
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $138,002,447)		146,948,937
NET OTHER ASSETS (LIABILITIES) – 0.0%		73,057
NET ASSETS – 100.0%		$ 147,021,994

Legend
(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
(d)	Investment made with cash collateral received from securities on loan.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Future Contracts	1	September 2020	$ 163,175	$ 7,266	$ 7,266
CME Micro E-mini S&P 500 Index Future Contracts	22	September 2020	358,985	15,890	15,890
Total Equity Index Contracts					$ 23,156
The notional amount of futures purchased as a percentage of Net Assets is 0.4%
See accompanying notes which are an integral part of the financial statements.
48

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$1,718
Fidelity Securities Lending Cash Central Fund	6,873
Total	$8,591
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Equities:
Communication Services	$ 15,284,596	$ 15,284,596	$ —	$ —
Consumer Discretionary	15,474,303	15,474,303	—	—
Consumer Staples	9,670,179	9,670,179	—	—
Energy	3,788,941	3,788,941	—	—
Financials	16,113,789	16,113,789	—	—
Health Care	20,337,145	20,337,145	—	—
Industrials	13,551,453	13,551,453	—	—
Information Technology	39,702,825	39,702,825	—	—
Materials	3,640,695	3,640,695	—	—
Real Estate	4,575,363	4,575,363	—	—
Utilities	4,315,172	4,315,172	—	—
Money Market Funds	494,476	494,476	—	—
Total Investments in Securities:	$ 146,948,937	$ 146,948,937	$ —	$ —

Derivative Instruments:
Assets
Futures Contracts	$ 23,156	$ 23,156	$ —	$ —
Total Assets	$ 23,156	$ 23,156	—	$ —
Total Derivative Instruments:	$ 23,156	$ 23,156	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$23,156	$0
Total Equity Risk	23,156	0
Total Value of Derivatives	$23,156	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
49

Fidelity® Small-Mid Factor ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 100.1%
	Shares	Value
COMMUNICATION SERVICES – 3.7%
Diversified Telecommunication Services – 0.5%
Cogent Communications Holdings, Inc.	440	$39,648
GCI Liberty, Inc. Class A (a)	697	54,638
		94,286
Entertainment – 0.6%
Cinemark Holdings, Inc.	1,011	11,960
Sciplay Corp. Class A (a)	1,618	23,655
Zynga, Inc. Class A (a)	8,015	78,788
		114,403
Interactive Media & Services – 0.3%
Match Group, Inc. (a)	473	48,577
Media – 2.3%
Altice USA, Inc. Class A (a)	2,198	59,324
AMC Networks, Inc. Class A (a)	625	14,437
Cable One, Inc.	35	63,790
Central European Media Enterprises Ltd. Class A (a)	4,005	15,940
John Wiley & Sons, Inc. Class A	572	19,351
MSG Networks, Inc. Class A (a)	1,148	10,940
National CineMedia, Inc.	2,344	5,790
Nexstar Media Group, Inc. Class A	355	31,116
Sinclair Broadcast Group, Inc. Class A	829	17,077
Sirius XM Holdings, Inc.	8,960	52,685
TechTarget, Inc. (a)	735	26,673
TEGNA, Inc.	1,896	22,335
The Interpublic Group of Cos., Inc.	2,581	46,587
The New York Times Co. Class A	1,272	58,690
		444,735
TOTAL COMMUNICATION SERVICES		702,001
CONSUMER DISCRETIONARY – 13.1%
Auto Components – 1.3%
Autoliv, Inc.	606	39,408
BorgWarner, Inc.	1,520	55,632
Dorman Products, Inc. (a)	382	31,228
Gentex Corp.	1,853	50,012
LCI Industries	282	35,476
Lear Corp.	412	45,477
		257,233
Automobiles – 0.3%
Harley-Davidson, Inc.	1,257	32,720
Winnebago Industries, Inc.	476	28,755
		61,475
Distributors – 0.5%
Pool Corp.	285	90,259
Diversified Consumer Services – 1.6%
American Public Education, Inc. (a)	841	24,481
Bright Horizons Family Solutions, Inc. (a)	403	43,218
Carriage Services, Inc.	843	18,639

	Shares	Value

Collectors Universe, Inc.	685	$ 26,071
Frontdoor, Inc. (a)	847	35,570
Graham Holdings Co. Class B	55	21,910
H&R Block, Inc.	1,702	24,679
Laureate Education, Inc. Class A (a)	1,473	18,678
Service Corp. International	1,299	56,325
Strategic Education, Inc.	226	28,523
		298,094
Hotels, Restaurants & Leisure – 3.3%
Bloomin' Brands, Inc.	1,309	15,080
Brinker International, Inc.	627	16,860
Choice Hotels International, Inc.	330	27,733
Churchill Downs, Inc.	305	42,249
Cracker Barrel Old Country Store, Inc.	242	26,734
Denny's Corp. (a)	1,120	9,951
Dunkin' Brands Group, Inc.	639	43,918
Extended Stay America, Inc.	2,297	26,209
Hilton Grand Vacations, Inc. (a)	987	20,036
Hyatt Hotels Corp. Class A	385	18,480
Jack in the Box, Inc.	340	27,917
Papa John's International, Inc.	395	37,395
Planet Fitness, Inc. Class A (a)	635	33,147
Ruth's Hospitality Group, Inc.	1,033	6,916
Six Flags Entertainment Corp.	888	15,442
Texas Roadhouse, Inc.	614	34,501
The Cheesecake Factory, Inc.	662	15,888
The Wendy's Co.	1,752	40,611
Vail Resorts, Inc.	281	53,960
Wingstop, Inc.	351	54,844
Wyndham Destinations, Inc.	815	21,679
Wyndham Hotels & Resorts, Inc.	760	33,562
		623,112
Household Durables – 2.6%
Cavco Industries, Inc. (a)	122	24,440
Helen of Troy Ltd. (a)	221	41,603
Installed Building Products, Inc. (a)	345	27,293
KB Home	941	31,655
La-Z-Boy, Inc.	820	23,337
Leggett & Platt, Inc.	1,027	41,172
M.D.C. Holdings, Inc.	666	29,857
M/I Homes, Inc. (a)	562	23,396
Meritage Homes Corp. (a)	434	43,044
Mohawk Industries, Inc. (a)	417	33,298
Taylor Morrison Home Corp. (a)	1,326	31,095
Tempur Sealy International, Inc. (a)	423	34,242
Toll Brothers, Inc.	1,052	40,186
TopBuild Corp. (a)	332	43,798
TRI Pointe Group, Inc. (a)	1,802	30,130
		498,546
Multiline Retail – 0.1%
Kohl's Corp.	1,145	21,801

See accompanying notes which are an integral part of the financial statements.
50

Common Stocks – continued
	Shares	Value
CONSUMER DISCRETIONARY – continued
Specialty Retail – 2.6%
Aarons, Inc.	668	$ 34,856
Advance Auto Parts, Inc.	463	69,515
Asbury Automotive Group, Inc. (a)	291	29,144
AutoNation, Inc. (a)	719	36,914
Foot Locker, Inc.	954	28,038
Group 1 Automotive, Inc.	270	22,685
Hibbett Sports, Inc. (a)	826	19,155
Lithia Motors, Inc. Class A	241	55,225
Murphy USA, Inc. (a)	314	41,577
Penske Automotive Group, Inc.	520	23,306
Rent-A-Center, Inc.	922	26,664
Sally Beauty Holdings, Inc. (a)	1,627	18,890
The Buckle, Inc.	869	13,930
Williams-Sonoma, Inc.	625	54,450
Winmark Corp.	101	16,057
		490,406
Textiles, Apparel & Luxury Goods – 0.8%
Carter's, Inc.	380	29,914
Deckers Outdoor Corp. (a)	234	48,964
Ralph Lauren Corp.	391	27,878
Skechers U.S.A., Inc. Class A (a)	1,151	33,701
Steven Madden Ltd.	838	17,749
		158,206
TOTAL CONSUMER DISCRETIONARY		2,499,132
CONSUMER STAPLES – 3.5%
Beverages – 0.7%
Keurig Dr Pepper, Inc.	1,994	60,997
The Boston Beer Co., Inc. Class A (a)	101	81,854
		142,851
Food & Staples Retailing – 0.7%
Casey's General Stores, Inc.	301	47,916
Ingles Markets, Inc. Class A	517	20,809
Performance Food Group Co. (a)	952	26,675
US Foods Holding Corp. (a)	1,555	31,567
		126,967
Food Products – 1.4%
Campbell Soup Co.	1,223	60,624
Flowers Foods, Inc.	1,876	42,679
Ingredion, Inc.	575	49,738
J&J Snack Foods Corp.	192	23,641
John B Sanfilippo & Son, Inc.	288	25,393
Lancaster Colony Corp.	226	35,841
Pilgrim's Pride Corp. (a)	979	15,028
Sanderson Farms, Inc.	241	26,870
		279,814
Household Products – 0.2%
WD-40 Co.	166	32,627

	Shares	Value

Personal Products – 0.4%
Herbalife Nutrition Ltd. (a)	891	$45,655
USANA Health Sciences, Inc. (a)	309	25,084
		70,739
Tobacco – 0.1%
Vector Group Ltd.	2,013	17,755
TOTAL CONSUMER STAPLES		670,753
ENERGY – 2.5%
Energy Equipment & Services – 0.4%
Cactus, Inc. Class A	1,199	27,121
Core Laboratories N.V.	983	20,968
Matrix Service Co. (a)	1,534	13,430
Solaris Oilfield Infrastructure, Inc. Class A	2,553	18,535
		80,054
Oil, Gas & Consumable Fuels – 2.1%
Arch Resources, Inc.	560	17,371
Cabot Oil & Gas Corp.	3,935	73,584
CONSOL Energy, Inc. (a)	2,865	16,846
CVR Energy, Inc.	984	18,893
Delek US Holdings, Inc.	1,393	24,350
Diamond S Shipping, Inc. (a)	2,589	22,731
Falcon Minerals Corp.	6,117	15,354
HollyFrontier Corp.	1,383	38,032
International Seaways, Inc.	1,365	23,574
Kosmos Energy Ltd.	6,840	11,012
Magnolia Oil & Gas Corp. Class A (a)	3,218	19,244
Par Pacific Holdings, Inc. (a)	1,612	11,945
PBF Energy, Inc. Class A	1,588	13,784
REX American Resources Corp. (a)	390	26,579
Talos Energy, Inc. (a)	1,509	10,276
Teekay Tankers Ltd. Class A (a)	1,877	28,099
World Fuel Services Corp.	1,033	24,306
		395,980
TOTAL ENERGY		476,034
FINANCIALS – 13.5%
Banks – 4.4%
1st Source Corp.	496	16,428
Bank of Hawaii Corp.	422	23,898
Cathay General Bancorp	920	22,246
City Holding Co.	343	21,424
Comerica, Inc.	1,016	39,136
Commerce Bancshares, Inc.	803	45,980
Community Trust Bancorp, Inc.	540	16,529
ConnectOne Bancorp, Inc.	1,022	14,093
Eagle Bancorp, Inc.	629	18,920
Enterprise Financial Services Corp.	577	16,768
First Citizens BancShares, Inc. Class A	82	34,921
First Financial Corp.	550	18,386
See accompanying notes which are an integral part of the financial statements.
51

Fidelity® Small-Mid Factor ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
FINANCIALS – continued
Banks – continued
First Foundation, Inc.	1,410	$ 21,672
First Horizon National Corp.	2,792	25,882
First Midwest Bancorp, Inc.	1,512	18,348
Fulton Financial Corp.	2,003	19,429
German American Bancorp, Inc.	704	20,022
Great Southern Bancorp, Inc.	410	14,789
Hancock Whitney Corp.	935	17,821
Hilltop Holdings, Inc.	1,237	24,084
Horizon Bancorp, Inc.	1,350	13,649
Independent Bank Corp.	1,033	14,426
Lakeland Bancorp, Inc.	1,472	14,985
MidWestOne Financial Group, Inc.	690	12,475
Nicolet Bankshares, Inc. (a)	331	18,543
Popular, Inc.	821	30,467
Preferred Bank	400	14,900
QCR Holdings, Inc.	552	16,494
Sandy Spring Bancorp, Inc.	740	17,109
ServisFirst Bancshares, Inc.	759	27,772
Sterling Bancorp	1,987	22,354
Stock Yards Bancorp, Inc.	625	24,431
Synovus Financial Corp.	1,285	25,893
Texas Capital Bancshares, Inc. (a)	603	20,032
UMB Financial Corp.	508	25,298
Valley National Bancorp	3,752	28,027
Western Alliance Bancorp	816	29,335
Zions Bancorp NA	1,239	40,230
		847,196
Capital Markets – 2.0%
Artisan Partners Asset Management, Inc. Class A	867	31,411
Cohen & Steers, Inc.	393	23,651
Diamond Hill Investment Group, Inc.	160	18,245
E*TRADE Financial Corp.	1,550	78,694
Eaton Vance Corp.	980	35,417
Federated Hermes, Inc.	1,016	26,782
Hamilton Lane, Inc. Class A	447	32,291
Lazard Ltd. Class A	1,021	29,936
Morningstar, Inc.	231	38,817
SEI Investments Co.	921	48,196
Waddell & Reed Financial, Inc. Class A	1,593	23,242
		386,682
Consumer Finance – 0.9%
Credit Acceptance Corp. (a)	117	54,749
Encore Capital Group, Inc. (a)	712	26,009
Navient Corp.	2,454	19,534
Nelnet, Inc. Class A	465	26,970
OneMain Holdings, Inc.	902	25,887
Regional Management Corp. (a)	824	12,517
		165,666

	Shares	Value

Diversified Financial Services – 0.4%
Jefferies Financial Group, Inc.	2,134	$34,571
Voya Financial, Inc.	993	49,054
		83,625
Insurance – 3.7%
American Financial Group, Inc.	564	34,274
American National Group, Inc.	233	17,160
AMERISAFE, Inc.	402	25,511
Assurant, Inc.	456	49,006
Assured Guaranty Ltd.	912	19,909
Athene Holding Ltd. Class A (a)	1,059	34,153
Employers Holdings, Inc.	632	20,553
Erie Indemnity Co. Class A	217	45,596
First American Financial Corp.	881	44,940
Hallmark Financial Services, Inc. (a)	1,201	3,411
Horace Mann Educators Corp.	656	24,653
Kinsale Capital Group, Inc.	281	54,767
National Western Life Group, Inc. Class A	84	16,362
Old Republic International Corp.	2,291	36,816
Primerica, Inc.	367	43,915
Reinsurance Group of America, Inc.	448	38,192
RenaissanceRe Holdings Ltd.	334	60,247
RLI Corp.	414	36,486
Safety Insurance Group, Inc.	296	22,398
Selective Insurance Group, Inc.	609	33,093
The Hanover Insurance Group, Inc.	342	34,843
		696,285
Mortgage Real Estate Investment Trusts (REITs) – 0.8%
Apollo Commercial Real Estate Finance, Inc.	1,795	16,693
Ares Commercial Real Estate Corp.	1,405	12,828
Blackstone Mortgage Trust, Inc. Class A	1,194	28,739
Chimera Investment Corp.	1,888	16,973
MFA Financial, Inc.	4,843	12,737
Starwood Property Trust, Inc.	2,177	32,546
TPG RE Finance Trust, Inc.	1,276	11,076
Two Harbors Investment Corp.	2,641	14,341
		145,933
Thrifts & Mortgage Finance – 1.3%
Axos Financial, Inc. (a)	994	22,276
Essent Group Ltd.	890	31,889
Flagstar Bancorp, Inc.	741	23,253
Meridian Bancorp, Inc.	1,408	16,058
Meta Financial Group, Inc.	710	13,249
MGIC Investment Corp.	3,108	25,703
NMI Holdings, Inc. Class A (a)	979	15,194
PennyMac Financial Services, Inc.	794	38,318
Radian Group, Inc.	1,774	26,468
TrustCo Bank Corp.	3,016	17,463

See accompanying notes which are an integral part of the financial statements.
52

Common Stocks – continued
	Shares	Value
FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Washington Federal, Inc.	975	$ 22,756
		252,627
TOTAL FINANCIALS		2,578,014
HEALTH CARE – 16.7%
Biotechnology – 2.5%
ACADIA Pharmaceuticals, Inc. (a)	1,012	42,069
Allakos, Inc. (a)	354	26,575
Anika Therapeutics, Inc. (a)	519	18,892
Arena Pharmaceuticals, Inc. (a)	644	39,535
Arrowhead Pharmaceuticals, Inc. (a)	905	38,978
Eagle Pharmaceuticals, Inc. (a)	378	17,535
Emergent BioSolutions, Inc. (a)	529	58,846
Krystal Biotech, Inc. (a)	384	15,855
Myriad Genetics, Inc. (a)	889	10,730
Natera, Inc. (a)	806	38,704
Neurocrine Biosciences, Inc. (a)	660	79,438
PDL BioPharma, Inc. (a)	6,125	19,478
United Therapeutics Corp. (a)	403	44,922
Vanda Pharmaceuticals, Inc. (a)	1,684	16,975
		468,532
Health Care Equipment & Supplies – 4.2%
ABIOMED, Inc. (a)	305	91,482
Atrion Corp.	35	21,704
Cantel Medical Corp.	489	23,105
CONMED Corp.	321	26,495
Globus Medical, Inc. Class A (a)	741	35,701
Haemonetics Corp. (a)	406	35,590
Hill-Rom Holdings, Inc.	505	49,096
ICU Medical, Inc. (a)	199	36,562
Integer Holdings Corp. (a)	386	25,387
Integra LifeSciences Holdings Corp. (a)	683	32,613
LeMaitre Vascular, Inc.	588	17,246
Masimo Corp. (a)	358	78,803
Meridian Bioscience, Inc. (a)	2,422	59,315
Mesa Laboratories, Inc.	91	21,562
Natus Medical, Inc. (a)	720	13,378
Neogen Corp. (a)	542	41,609
Nevro Corp. (a)	290	38,558
NuVasive, Inc. (a)	508	29,027
Quidel Corp. (a)	429	121,180
Varex Imaging Corp. (a)	841	13,187
		811,600
Health Care Providers & Services – 3.8%
Acadia Healthcare Co., Inc. (a)	991	29,542
Addus HomeCare Corp. (a)	266	25,645
Amedisys, Inc. (a)	269	62,989
AMN Healthcare Services, Inc. (a)	506	27,800

	Shares	Value

Chemed Corp.	118	$ 58,079
CorVel Corp. (a)	260	20,667
DaVita, Inc. (a)	708	61,872
Encompass Health Corp.	740	50,379
Guardant Health, Inc. (a)	440	37,479
LHC Group, Inc. (a)	273	53,265
Magellan Health, Inc. (a)	360	26,701
MEDNAX, Inc. (a)	1,194	23,856
Molina Healthcare, Inc. (a)	484	89,395
National HealthCare Corp.	280	16,610
National Research Corp.	333	19,044
RadNet, Inc. (a)	1,045	16,605
Select Medical Holdings Corp. (a)	1,362	25,933
The Ensign Group, Inc.	669	30,767
Triple-S Management Corp. Class B (a)	1,195	23,255
US Physical Therapy, Inc.	222	18,439
		718,322
Health Care Technology – 1.5%
HealthStream, Inc. (a)	849	18,640
HMS Holdings Corp. (a)	1,115	36,237
Inovalon Holdings, Inc. Class A (a)	1,302	30,636
Omnicell, Inc. (a)	430	30,225
Simulations Plus, Inc.	622	43,789
Teladoc Health, Inc. (a)	546	129,746
		289,273
Life Sciences Tools & Services – 2.7%
Avantor, Inc. (a)	2,002	44,204
Bio-Rad Laboratories, Inc. Class A (a)	158	82,933
Bio-Techne Corp.	279	76,770
Bruker Corp.	897	40,024
Charles River Laboratories International, Inc. (a)	385	76,611
Medpace Holdings, Inc. (a)	336	40,102
NeoGenomics, Inc. (a)	1,160	44,347
PRA Health Sciences, Inc. (a)	493	52,534
Repligen Corp. (a)	430	64,891
		522,416
Pharmaceuticals – 2.0%
Catalent, Inc. (a)	1,087	94,938
Corcept Therapeutics, Inc. (a)	1,987	29,706
Evofem Biosciences, Inc. (a)	700	2,093
Horizon Therapeutics PLC (a)	1,478	90,439
Innoviva, Inc. (a)	1,669	22,606
Jazz Pharmaceuticals PLC (a)	409	44,274
Perrigo Co. PLC	1,005	53,285
Phibro Animal Health Corp. Class A	798	18,510
Prestige Consumer Healthcare, Inc. (a)	720	26,777
		382,628
TOTAL HEALTH CARE		3,192,771
See accompanying notes which are an integral part of the financial statements.
53

Fidelity® Small-Mid Factor ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
INDUSTRIALS – 15.7%
Aerospace & Defense – 0.7%
Aerojet Rocketdyne Holdings, Inc. (a)	654	$ 26,977
BWX Technologies, Inc.	723	39,418
Curtiss-Wright Corp.	314	27,984
Hexcel Corp.	621	23,163
Spirit AeroSystems Holdings, Inc. Class A	754	14,756
		132,298
Air Freight & Logistics – 0.4%
CH Robinson Worldwide, Inc.	885	82,942
Airlines – 0.3%
Alaska Air Group, Inc.	828	28,516
Hawaiian Holdings, Inc.	750	8,918
JetBlue Airways Corp. (a)	2,176	22,500
		59,934
Building Products – 2.1%
AAON, Inc.	497	29,447
AO Smith Corp.	1,042	50,162
Armstrong World Industries, Inc.	396	28,211
Builders FirstSource, Inc. (a)	1,173	27,788
CSW Industrials, Inc.	281	18,768
Lennox International, Inc.	235	63,013
Owens Corning	780	47,167
Simpson Manufacturing Co., Inc.	383	36,983
Trex Co., Inc. (a)	446	62,141
UFP Industries, Inc.	614	35,747
		399,427
Commercial Services & Supplies – 1.9%
ABM Industries, Inc.	706	25,345
Brady Corp. Class A	518	23,813
Cimpress PLC (a)	264	26,400
Clean Harbors, Inc. (a)	432	25,747
Deluxe Corp.	498	14,059
Ennis, Inc.	868	15,016
Herman Miller, Inc.	669	15,675
Kimball International, Inc. Class B	1,092	11,947
Knoll, Inc.	876	10,258
McGrath RentCorp	317	18,392
MSA Safety, Inc.	295	34,966
Rollins, Inc.	1,111	58,216
Steelcase, Inc. Class A	1,267	13,595
Tetra Tech, Inc.	465	41,222
UniFirst Corp.	151	28,159
		362,810
Construction & Engineering – 1.0%
AECOM (a)	1,101	39,845
Arcosa, Inc.	578	24,403
EMCOR Group, Inc.	466	31,921
MasTec, Inc. (a)	575	22,874
Quanta Services, Inc.	1,092	43,647

	Shares	Value

Valmont Industries, Inc.	212	$ 25,694
		188,384
Electrical Equipment – 1.2%
Acuity Brands, Inc.	318	31,514
Atkore International Group, Inc. (a)	609	16,242
Generac Holdings, Inc. (a)	479	75,481
GrafTech International Ltd.	1,680	10,197
Hubbell, Inc.	377	50,884
Sensata Technologies Holding PLC (a)	1,114	42,310
		226,628
Industrial Conglomerates – 0.2%
Carlisle Cos., Inc.	373	44,417
Machinery – 4.1%
AGCO Corp.	501	32,881
Alamo Group, Inc.	170	17,529
Allison Transmission Holdings, Inc.	896	33,475
Blue Bird Corp. (a)	814	10,199
Crane Co.	429	24,268
Donaldson Co., Inc.	908	43,893
Douglas Dynamics, Inc.	407	14,387
ESCO Technologies, Inc.	280	24,063
Federal Signal Corp.	783	24,203
Graco, Inc.	1,116	59,416
ITT, Inc.	645	37,236
Lincoln Electric Holdings, Inc.	468	42,302
Miller Industries, Inc.	505	14,317
Nordson Corp.	338	65,447
Omega Flex, Inc.	168	20,454
Oshkosh Corp.	480	37,786
Pentair PLC	1,174	50,306
RBC Bearings, Inc. (a)	214	26,198
Rexnord Corp.	1,054	30,534
Snap-on, Inc.	353	51,492
The Timken Co.	596	27,213
The Toro Co.	715	51,015
Watts Water Technologies, Inc. Class A	295	24,748
Woodward, Inc.	414	31,025
		794,387
Professional Services – 1.6%
Barrett Business Services, Inc.	217	11,432
CBIZ, Inc. (a)	842	20,360
CoreLogic, Inc.	780	53,165
Exponent, Inc.	485	40,769
FTI Consulting, Inc. (a)	318	37,982
Huron Consulting Group, Inc. (a)	353	16,845
ICF International, Inc.	271	18,322
Kforce, Inc.	544	15,689
ManpowerGroup, Inc.	438	30,130
Robert Half International, Inc.	828	42,120

See accompanying notes which are an integral part of the financial statements.
54

Common Stocks – continued
	Shares	Value
INDUSTRIALS – continued
Professional Services – continued
TrueBlue, Inc. (a)	838	$ 12,930
		299,744
Road & Rail – 0.8%
JB Hunt Transport Services, Inc.	563	72,852
Landstar System, Inc.	330	40,188
Saia, Inc. (a)	287	34,282
		147,322
Trading Companies & Distributors – 1.4%
Applied Industrial Technologies, Inc.	428	27,015
BMC Stock Holdings, Inc. (a)	843	21,581
GMS, Inc. (a)	792	18,557
HD Supply Holdings, Inc. (a)	1,163	40,821
MSC Industrial Direct Co., Inc. Class A	438	28,912
SiteOne Landscape Supply, Inc. (a)	360	46,091
Triton International Ltd.	668	21,022
Watsco, Inc.	245	57,837
		261,836
TOTAL INDUSTRIALS		3,000,129
INFORMATION TECHNOLOGY – 15.5%
Communications Equipment – 1.2%
Ciena Corp. (a)	1,191	70,876
F5 Networks, Inc. (a)	445	60,475
Juniper Networks, Inc.	2,499	63,425
Ubiquiti, Inc.	159	29,463
		224,239
Electronic Equipment, Instruments & Components – 3.0%
Arrow Electronics, Inc. (a)	629	45,049
Avnet, Inc.	964	25,758
Badger Meter, Inc.	444	27,795
Benchmark Electronics, Inc.	751	15,290
Dolby Laboratories, Inc. Class A	560	38,976
Fabrinet (a)	451	32,756
FLIR Systems, Inc.	1,016	42,327
Insight Enterprises, Inc. (a)	449	22,378
Itron, Inc. (a)	393	27,337
Jabil, Inc.	1,108	38,625
Littelfuse, Inc.	212	37,662
Methode Electronics, Inc.	713	20,107
Napco Security Technologies, Inc. (a)	872	23,003
National Instruments Corp.	956	33,938
Plexus Corp. (a)	401	29,790
Sanmina Corp. (a)	892	26,475
ScanSource, Inc. (a)	676	15,514
SYNNEX Corp.	327	40,790
Vishay Intertechnology, Inc.	1,509	23,676
		567,246

	Shares	Value

IT Services – 3.2%
Alliance Data Systems Corp.	366	$ 16,236
CACI International, Inc. Class A (a)	189	39,278
Cardtronics PLC Class A (a)	572	12,773
Cass Information Systems, Inc.	389	13,938
CSG Systems International, Inc.	505	21,276
Euronet Worldwide, Inc. (a)	353	33,937
EVERTEC, Inc.	804	24,964
ExlService Holdings, Inc. (a)	408	26,136
Genpact Ltd.	1,111	44,240
International Money Express, Inc. (a)	1,698	22,889
KBR, Inc.	1,336	29,713
ManTech International Corp. Class A	340	23,657
MAXIMUS, Inc.	557	41,335
NIC, Inc.	1,215	26,633
Perficient, Inc. (a)	512	20,075
Perspecta, Inc.	1,148	24,567
Sabre Corp.	2,116	15,997
Science Applications International Corp.	446	35,671
Switch, Inc. Class A	1,385	24,916
Sykes Enterprises, Inc. (a)	708	19,442
The Hackett Group, Inc.	1,273	17,555
TTEC Holdings, Inc.	523	24,821
Verra Mobility Corp. (a)	1,707	17,463
WEX, Inc. (a)	287	45,452
		622,964
Semiconductors & Semiconductor Equipment – 4.1%
Advanced Energy Industries, Inc. (a)	436	32,077
Amkor Technology, Inc. (a)	2,105	28,618
Cabot Microelectronics Corp.	265	39,941
Cirrus Logic, Inc. (a)	512	35,087
Diodes, Inc. (a)	544	27,989
Entegris, Inc.	988	71,047
Inphi Corp. (a)	443	57,882
Lattice Semiconductor Corp. (a)	1,580	49,122
MKS Instruments, Inc.	427	54,417
Monolithic Power Systems, Inc.	298	78,973
ON Semiconductor Corp. (a)	2,899	59,719
Photronics, Inc. (a)	1,696	20,148
Power Integrations, Inc.	321	39,172
Rambus, Inc. (a)	1,612	23,793
Silicon Laboratories, Inc. (a)	370	37,189
SolarEdge Technologies, Inc. (a)	415	72,667
Universal Display Corp.	307	53,556
		781,397
Software – 3.8%
ACI Worldwide, Inc. (a)	1,070	28,665
Aspen Technology, Inc. (a)	486	47,268
Avalara, Inc. (a)	535	71,931
Blackbaud, Inc.	495	30,957
CDK Global, Inc.	936	42,551
See accompanying notes which are an integral part of the financial statements.
55

Fidelity® Small-Mid Factor ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
INFORMATION TECHNOLOGY – continued
Software – continued
Five9, Inc. (a)	554	$ 66,934
GlobalSCAPE, Inc.	1,763	16,801
j2 Global, Inc. (a)	406	23,028
LogMeIn, Inc.	450	38,615
Manhattan Associates, Inc. (a)	546	52,301
MicroStrategy, Inc. Class A (a)	157	19,455
Model N, Inc. (a)	711	27,345
Nuance Communications, Inc. (a)	2,522	68,977
Paylocity Holding Corp. (a)	314	41,825
Progress Software Corp.	622	21,683
Qualys, Inc. (a)	372	45,935
SPS Commerce, Inc. (a)	481	36,157
Verint Systems, Inc. (a)	638	28,640
Xperi Holding Corp.	1,343	24,765
		733,833
Technology Hardware, Storage & Peripherals – 0.2%
NCR Corp. (a)	1,123	20,697
Xerox Holdings Corp. (a)	1,397	23,260
		43,957
TOTAL INFORMATION TECHNOLOGY		2,973,636
MATERIALS – 5.3%
Chemicals – 2.4%
Advanced Emissions Solutions, Inc.	1,619	6,735
Axalta Coating Systems Ltd. (a)	1,614	35,831
Balchem Corp.	318	31,883
CF Industries Holdings, Inc.	1,483	46,463
Chase Corp.	216	21,721
Innospec, Inc.	289	21,724
Koppers Holdings, Inc. (a)	646	16,260
NewMarket Corp.	78	29,235
RPM International, Inc.	863	70,412
Sensient Technologies Corp.	492	25,687
Stepan Co.	275	30,030
The Scotts Miracle-Gro Co.	336	53,280
Tredegar Corp.	973	15,451
Valvoline, Inc.	1,700	34,884
WR Grace & Co.	564	26,017
		465,613
Construction Materials – 0.2%
Eagle Materials, Inc.	395	31,691
Containers & Packaging – 1.3%
AptarGroup, Inc.	464	53,453
Graphic Packaging Holding Co.	2,567	35,784
Packaging Corp. of America	635	61,036
Silgan Holdings, Inc.	964	36,873
Sonoco Products Co.	777	40,202

	Shares	Value

UFP Technologies, Inc. (a)	401	$ 17,299
		244,647
Metals & Mining – 1.2%
Commercial Metals Co.	1,420	29,366
Reliance Steel & Aluminum Co.	479	47,066
Royal Gold, Inc.	470	65,767
Steel Dynamics, Inc.	1,652	45,281
Warrior Met Coal, Inc.	1,077	17,146
Worthington Industries, Inc.	648	24,248
		228,874
Paper & Forest Products – 0.2%
Neenah, Inc.	330	14,721
Schweitzer-Mauduit International, Inc.	664	21,600
		36,321
TOTAL MATERIALS		1,007,146
REAL ESTATE – 8.1%
Equity Real Estate Investment Trusts (REITs) – 7.9%
Agree Realty Corp.	419	28,060
American Assets Trust, Inc.	577	15,579
American Campus Communities, Inc.	1,049	37,386
American Finance Trust, Inc.	1,709	12,484
American Homes 4 Rent Class A	1,869	54,201
Apartment Investment & Management Co. Class A	1,046	40,606
Apple Hospitality REIT, Inc.	2,068	18,240
Armada Hoffler Properties, Inc.	1,148	11,067
Brixmor Property Group, Inc.	2,205	25,380
CoreSite Realty Corp.	311	40,134
Corporate Office Properties Trust	1,065	28,201
Cousins Properties, Inc.	1,114	34,222
CubeSmart	1,494	44,327
Easterly Government Properties, Inc.	1,012	24,743
EastGroup Properties, Inc.	309	40,992
EPR Properties	612	17,522
Equity Commonwealth	1,089	34,380
Essential Properties Realty Trust, Inc.	1,008	16,229
Federal Realty Investment Trust	462	35,251
First Industrial Realty Trust, Inc.	1,009	44,315
Four Corners Property Trust, Inc.	873	22,000
Gaming and Leisure Properties, Inc.	1,365	49,427
Getty Realty Corp.	676	20,030
Healthcare Realty Trust, Inc.	1,094	32,054
Healthcare Trust of America, Inc. Class A	1,537	42,437
Highwoods Properties, Inc.	819	31,400
Kilroy Realty Corp.	680	39,624
Kimco Realty Corp.	2,842	31,688
Lamar Advertising Co. Class A	590	38,781
Lexington Realty Trust	2,664	30,902
Life Storage, Inc.	373	36,602

See accompanying notes which are an integral part of the financial statements.
56

Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
LTC Properties, Inc.	542	$ 20,135
Monmouth Real Estate Investment Corp. Class A	1,539	22,208
National Health Investors, Inc.	407	25,234
National Retail Properties, Inc.	1,135	40,236
Omega Healthcare Investors, Inc.	1,464	47,404
Physicians Realty Trust	1,747	31,516
Piedmont Office Realty Trust, Inc. Class A	1,294	20,976
Preferred Apartment Communities, Inc. Class A	1,619	11,705
PS Business Parks, Inc.	194	26,762
Retail Opportunity Investments Corp.	1,502	16,327
Retail Properties of America, Inc. Class A	2,331	14,825
Rexford Industrial Realty, Inc.	890	41,768
Sabra Health Care REIT, Inc.	1,737	25,603
Spirit Realty Capital, Inc.	802	27,637
STORE Capital Corp.	1,465	34,706
Summit Hotel Properties, Inc.	1,904	9,863
Sunstone Hotel Investors, Inc.	2,356	17,623
Terreno Realty Corp.	613	37,246
Universal Health Realty Income Trust	190	13,220
Urban Edge Properties	1,402	14,693
Urstadt Biddle Properties, Inc. Class A	836	8,201
Weingarten Realty Investors	1,136	19,380
Xenia Hotels & Resorts, Inc.	1,371	10,913
		1,516,445
Real Estate Management & Development – 0.2%
Newmark Group, Inc. Class A	2,045	8,323
RE/MAX Holdings, Inc. Class A	484	15,667
The RMR Group, Inc. Class A	420	12,079
		36,069
TOTAL REAL ESTATE		1,552,514
UTILITIES – 2.5%
Electric Utilities – 1.3%
ALLETE, Inc.	419	24,847

	Shares	Value

Hawaiian Electric Industries, Inc.	818	$ 29,661
IDACORP, Inc.	373	34,782
MGE Energy, Inc.	342	22,685
NRG Energy, Inc.	1,630	55,110
OGE Energy Corp.	1,290	42,441
Otter Tail Corp.	448	17,136
Portland General Electric Co.	676	29,832
		256,494
Gas Utilities – 0.2%
ONE Gas, Inc.	397	30,053
Independent Power and Renewable Electricity Producers – 0.3%
Clearway Energy, Inc. Class C	1,175	28,834
Ormat Technologies, Inc.	406	24,157
		52,991
Multi-Utilities – 0.6%
Avista Corp.	595	22,092
Black Hills Corp.	466	26,963
MDU Resources Group, Inc.	1,413	29,645
NorthWestern Corp.	424	23,854
Unitil Corp.	292	12,600
		115,154
Water Utilities – 0.1%
American States Water Co.	342	26,293
TOTAL UTILITIES		480,985
TOTAL COMMON STOCKS (Cost $18,225,914)		19,133,115
TOTAL INVESTMENT IN SECURITIES – 100.1% (Cost $18,225,914)		19,133,115
NET OTHER ASSETS (LIABILITIES) – (0.1%)		(16,431)
NET ASSETS – 100.0%		$ 19,116,684

Legend
(a)	Non-income producing.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$3
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.
See accompanying notes which are an integral part of the financial statements.
57

Fidelity® Small-Mid Factor ETF
Schedule of Investments–continued
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Equities:
Communication Services	$ 702,001	$ 702,001	$ —	$ —
Consumer Discretionary	2,499,132	2,499,132	—	—
Consumer Staples	670,753	670,753	—	—
Energy	476,034	476,034	—	—
Financials	2,578,014	2,578,014	—	—
Health Care	3,192,771	3,192,771	—	—
Industrials	3,000,129	3,000,129	—	—
Information Technology	2,973,636	2,973,636	—	—
Materials	1,007,146	1,007,146	—	—
Real Estate	1,552,514	1,552,514	—	—
Utilities	480,985	480,985	—	—
Total Investments in Securities:	$ 19,133,115	$ 19,133,115	$ —	$ —
See accompanying notes which are an integral part of the financial statements.
58

Fidelity® Stocks for Inflation ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.9%
	Shares	Value
COMMUNICATION SERVICES – 5.5%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	643	$ 19,020
Entertainment – 0.7%
Activision Blizzard, Inc.	165	13,634
Electronic Arts, Inc. (a)	81	11,471
		25,105
Interactive Media & Services – 3.3%
Alphabet, Inc. Class A (a)	42	62,494
Facebook, Inc. Class A (a)	182	46,168
Match Group, Inc. (a)	93	9,551
		118,213
Media – 1.0%
Cable One, Inc.	4	7,290
Comcast Corp. Class A	442	18,918
Discovery, Inc. Class A (a)	253	5,338
TEGNA, Inc.	400	4,712
		36,258
TOTAL COMMUNICATION SERVICES		198,596
CONSUMER DISCRETIONARY – 5.0%
Auto Components – 0.4%
Gentex Corp.	561	15,141
Diversified Consumer Services – 0.5%
Frontdoor, Inc. (a)	388	16,294
Hotels, Restaurants & Leisure – 0.1%
Norwegian Cruise Line Holdings Ltd. (a)	313	4,269
Household Durables – 0.9%
NVR, Inc. (a)	4	15,721
PulteGroup, Inc.	381	16,611
		32,332
Internet & Direct Marketing Retail – 0.5%
Booking Holdings, Inc. (a)	11	18,284
Multiline Retail – 0.6%
Target Corp.	175	22,029
Specialty Retail – 2.0%
AutoZone, Inc. (a)	17	20,526
Ross Stores, Inc.	162	14,527
The Home Depot, Inc.	139	36,903
		71,956
TOTAL CONSUMER DISCRETIONARY		180,305
CONSUMER STAPLES – 12.2%
Food Products – 4.2%
Campbell Soup Co.	1,127	55,865
The Hershey Co.	372	54,093
Tyson Foods, Inc. Class A	685	42,093
		152,051

	Shares	Value

Household Products – 2.7%
The Procter & Gamble Co.	745	$ 97,684
Personal Products – 1.9%
Herbalife Nutrition Ltd. (a)	1,286	65,895
Tobacco – 3.4%
Altria Group, Inc.	1,420	58,433
Philip Morris International, Inc.	838	64,367
		122,800
TOTAL CONSUMER STAPLES		438,430
ENERGY – 6.1%
Oil, Gas & Consumable Fuels – 6.1%
ConocoPhillips	1,501	56,123
HollyFrontier Corp.	1,814	49,885
Phillips 66	913	56,624
Valero Energy Corp.	1,000	56,230
TOTAL ENERGY		218,862
FINANCIALS – 6.6%
Banks – 1.0%
Citigroup, Inc.	432	21,604
Popular, Inc.	381	14,139
		35,743
Capital Markets – 2.2%
Ameriprise Financial, Inc.	130	19,972
Moody's Corp.	93	26,161
S&P Global, Inc.	91	31,872
		78,005
Consumer Finance – 1.2%
Capital One Financial Corp.	235	14,993
Discover Financial Services	306	15,125
Synchrony Financial	682	15,093
		45,211
Insurance – 1.4%
Arch Capital Group Ltd.	502	15,437
The Allstate Corp.	198	18,689
The Hartford Financial Services Group, Inc.	391	16,547
		50,673
Thrifts & Mortgage Finance – 0.8%
Essent Group Ltd.	417	14,941
Radian Group, Inc.	844	12,593
		27,534
TOTAL FINANCIALS		237,166
HEALTH CARE – 20.6%
Biotechnology – 4.2%
Amgen, Inc.	267	65,327
Arrowhead Pharmaceuticals, Inc. (a)	1,027	44,233

See accompanying notes which are an integral part of the financial statements.
59

Fidelity® Stocks for Inflation ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Biotechnology – continued
Biogen, Inc. (a)	156	$ 42,851
		152,411
Health Care Equipment & Supplies – 3.0%
Medtronic PLC	538	51,906
ResMed, Inc.	283	57,311
		109,217
Health Care Providers & Services – 5.6%
Humana, Inc.	138	54,158
McKesson Corp.	316	47,450
Molina Healthcare, Inc. (a)	350	64,645
Universal Health Services, Inc. Class B	321	35,278
		201,531
Life Sciences Tools & Services – 1.8%
Bio-Rad Laboratories, Inc. Class A (a)	122	64,037
Pharmaceuticals – 6.0%
Bristol-Myers Squibb Co.	976	57,252
Jazz Pharmaceuticals PLC (a)	313	33,882
Merck & Co., Inc.	843	67,643
Zoetis, Inc.	384	58,245
		217,022
TOTAL HEALTH CARE		744,218
INDUSTRIALS – 4.6%
Aerospace & Defense – 0.6%
Lockheed Martin Corp.	55	20,843
Commercial Services & Supplies – 0.5%
Copart, Inc. (a)	186	17,345
Construction & Engineering – 0.3%
MasTec, Inc. (a)	306	12,173
Electrical Equipment – 0.8%
Generac Holdings, Inc. (a)	174	27,419
Machinery – 1.6%
Allison Transmission Holdings, Inc.	387	14,458
Cummins, Inc.	115	22,225
PACCAR, Inc.	247	21,015
		57,698
Professional Services – 0.8%
FTI Consulting, Inc. (a)	148	17,677
ManpowerGroup, Inc.	186	12,795
		30,472
TOTAL INDUSTRIALS		165,950
INFORMATION TECHNOLOGY – 22.6%
IT Services – 4.8%
Accenture PLC Class A	126	28,322
Amdocs Ltd.	187	11,613
CACI International, Inc. Class A (a)	51	10,599

	Shares	Value

KBR, Inc.	466	$ 10,364
Mastercard, Inc. Class A	130	40,109
Paychex, Inc.	181	13,017
The Western Union Co.	514	12,480
Visa, Inc. Class A	237	45,125
		171,629
Semiconductors & Semiconductor Equipment – 5.7%
Applied Materials, Inc.	300	19,299
Cirrus Logic, Inc. (a)	171	11,718
Intel Corp.	633	30,213
KLA Corp.	93	18,584
Lam Research Corp.	55	20,744
Micron Technology, Inc. (a)	343	17,169
QUALCOMM, Inc.	259	27,353
Skyworks Solutions, Inc.	127	18,489
Teradyne, Inc.	201	17,881
Texas Instruments, Inc.	193	24,617
		206,067
Software – 6.7%
Check Point Software Technologies Ltd. (a)	126	15,794
Manhattan Associates, Inc. (a)	175	16,763
Microsoft Corp.	840	172,208
Oracle Corp.	457	25,341
Paycom Software, Inc. (a)	46	13,081
		243,187
Technology Hardware, Storage & Peripherals – 5.4%
Apple, Inc.	461	195,944
TOTAL INFORMATION TECHNOLOGY		816,827
MATERIALS – 6.8%
Chemicals – 4.5%
Celanese Corp.	912	88,646
LyondellBasell Industries N.V. Class A	1,198	74,899
		163,545
Metals & Mining – 2.3%
Reliance Steel & Aluminum Co.	837	82,244
TOTAL MATERIALS		245,789
REAL ESTATE – 4.9%
Equity Real Estate Investment Trusts (REITs) – 4.9%
Brixmor Property Group, Inc.	3,099	35,669
Host Hotels & Resorts, Inc.	3,853	41,535
Medical Properties Trust, Inc.	2,869	57,753
Spirit Realty Capital, Inc.	1,221	42,076
TOTAL REAL ESTATE		177,033
UTILITIES – 5.0%
Electric Utilities – 3.4%
FirstEnergy Corp.	1,328	38,512

See accompanying notes which are an integral part of the financial statements.
60

Common Stocks – continued
	Shares	Value
UTILITIES – continued
Electric Utilities – continued
NextEra Energy, Inc.	307	$ 86,175
		124,687
Independent Power and Renewable Electricity Producers – 1.6%
Vistra Corp.	3,042	56,764
TOTAL UTILITIES		181,451
TOTAL COMMON STOCKS (Cost $3,743,124)		3,604,627
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $3,743,124)		3,604,627
NET OTHER ASSETS (LIABILITIES) – 0.1%		5,406
NET ASSETS – 100.0%		$ 3,610,033

Legend
(a)	Non-income producing.
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Equities:
Communication Services	$ 198,596	$ 198,596	$ —	$ —
Consumer Discretionary	180,305	180,305	—	—
Consumer Staples	438,430	438,430	—	—
Energy	218,862	218,862	—	—
Financials	237,166	237,166	—	—
Health Care	744,218	744,218	—	—
Industrials	165,950	165,950	—	—
Information Technology	816,827	816,827	—	—
Materials	245,789	245,789	—	—
Real Estate	177,033	177,033	—	—
Utilities	181,451	181,451	—	—
Total Investments in Securities:	$ 3,604,627	$ 3,604,627	$ —	$ —
See accompanying notes which are an integral part of the financial statements.
61

Fidelity® Value Factor ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.6%
	Shares	Value
COMMUNICATION SERVICES – 10.8%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	69,650	$ 2,060,247
Liberty Global PLC Class A (a)	40,597	950,173
Verizon Communications, Inc.	40,944	2,353,461
		5,363,881
Interactive Media & Services – 6.3%
Alphabet, Inc. Class A (a)	4,564	6,791,004
Facebook, Inc. Class A (a)	19,875	5,041,691
		11,832,695
Media – 1.7%
Comcast Corp. Class A	47,942	2,051,918
Discovery, Inc. Class A (a)(b)	28,561	602,637
Fox Corp. Class A	23,539	606,600
		3,261,155
TOTAL COMMUNICATION SERVICES		20,457,731
CONSUMER DISCRETIONARY – 10.8%
Automobiles – 1.1%
Ford Motor Co. (b)	163,479	1,080,596
General Motors Co.	41,025	1,021,112
		2,101,708
Diversified Consumer Services – 0.4%
H&R Block, Inc.	50,323	729,684
Hotels, Restaurants & Leisure – 0.4%
Norwegian Cruise Line Holdings Ltd. (a)(b)	22,133	301,894
Royal Caribbean Cruises Ltd. (b)	10,803	526,214
		828,108
Household Durables – 0.7%
Lennar Corp. Class A	18,753	1,356,780
Internet & Direct Marketing Retail – 5.6%
Amazon.com, Inc. (a)	3,359	10,630,160
Multiline Retail – 0.5%
Kohl's Corp.	25,816	491,537
Macy's, Inc. (b)	67,452	408,759
		900,296
Specialty Retail – 2.1%
Foot Locker, Inc.	28,407	834,881
The Home Depot, Inc.	12,126	3,219,332
		4,054,213
TOTAL CONSUMER DISCRETIONARY		20,600,949
CONSUMER STAPLES – 7.1%
Food & Staples Retailing – 1.3%
The Kroger Co.	42,323	1,472,417
Walgreens Boots Alliance, Inc.	24,613	1,001,995
		2,474,412

	Shares	Value

Food Products – 1.7%
Ingredion, Inc.	11,925	$ 1,031,513
The Kraft Heinz Co.	39,496	1,357,872
Tyson Foods, Inc. Class A	14,314	879,595
		3,268,980
Household Products – 1.7%
The Procter & Gamble Co.	24,945	3,270,789
Personal Products – 0.7%
Herbalife Nutrition Ltd. (a)	24,978	1,279,873
Tobacco – 1.7%
Altria Group, Inc.	34,966	1,438,851
Philip Morris International, Inc.	22,814	1,752,343
		3,191,194
TOTAL CONSUMER STAPLES		13,485,248
ENERGY – 2.7%
Oil, Gas & Consumable Fuels – 2.7%
Chevron Corp.	17,599	1,477,260
ConocoPhillips	16,545	618,617
Exxon Mobil Corp.	37,036	1,558,475
Marathon Petroleum Corp.	14,069	537,436
Ovintiv, Inc.	33,768	327,212
Phillips 66	8,805	546,086
TOTAL ENERGY		5,065,086
FINANCIALS – 10.0%
Banks – 2.6%
Bank of America Corp.	91,124	2,267,165
Citigroup, Inc.	30,829	1,541,759
Wells Fargo & Co.	52,235	1,267,221
		5,076,145
Capital Markets – 1.4%
Morgan Stanley	31,433	1,536,445
The Charles Schwab Corp.	34,062	1,129,155
		2,665,600
Consumer Finance – 1.5%
Capital One Financial Corp.	15,289	975,438
Discover Financial Services	18,565	917,668
Synchrony Financial	42,102	931,717
		2,824,823
Diversified Financial Services – 2.5%
Berkshire Hathaway, Inc. Class B (a)	18,722	3,665,393
Equitable Holdings, Inc.	52,634	1,076,892
		4,742,285
Insurance – 2.0%
Brighthouse Financial, Inc. (a)	30,680	869,471
MetLife, Inc.	29,969	1,134,327
Prudential Financial, Inc.	16,019	1,015,124

See accompanying notes which are an integral part of the financial statements.
62

Common Stocks – continued
	Shares	Value
FINANCIALS – continued
Insurance – continued
Unum Group	43,543	$ 750,246
		3,769,168
TOTAL FINANCIALS		19,078,021
HEALTH CARE – 15.1%
Biotechnology – 3.4%
AbbVie, Inc.	27,934	2,651,216
Biogen, Inc. (a)	5,895	1,619,298
Gilead Sciences, Inc.	32,167	2,236,571
		6,507,085
Health Care Providers & Services – 5.3%
Anthem, Inc.	7,129	1,951,920
CVS Health Corp.	30,842	1,941,196
Humana, Inc.	5,163	2,026,219
McKesson Corp.	11,455	1,720,083
Molina Healthcare, Inc. (a)	12,430	2,295,821
		9,935,239
Pharmaceuticals – 6.4%
Bristol-Myers Squibb Co.	39,523	2,318,419
Johnson & Johnson	27,816	4,054,460
Merck & Co., Inc.	35,276	2,830,546
Pfizer, Inc.	78,038	3,002,903
		12,206,328
TOTAL HEALTH CARE		28,648,652
INDUSTRIALS – 7.4%
Aerospace & Defense – 0.2%
Spirit AeroSystems Holdings, Inc. Class A	20,584	402,829
Airlines – 1.4%
Delta Air Lines, Inc. (b)	26,529	662,429
JetBlue Airways Corp. (a)	66,441	687,000
Southwest Airlines Co. (b)	26,619	822,261
United Airlines Holdings, Inc. (a)	17,767	557,528
		2,729,218
Construction & Engineering – 0.5%
MasTec, Inc. (a)(b)	23,147	920,788
Industrial Conglomerates – 1.0%
3M Co.	12,088	1,818,881
Machinery – 2.7%
Caterpillar, Inc.	13,426	1,784,047
Cummins, Inc.	9,049	1,748,810
PACCAR, Inc.	19,439	1,653,870
		5,186,727
Professional Services – 0.5%
ManpowerGroup, Inc.	14,083	968,770
Trading Companies & Distributors – 1.1%
AerCap Holdings N.V. (a)	23,222	625,368

	Shares	Value

United Rentals, Inc. (a)	9,150	$ 1,421,636
		2,047,004
TOTAL INDUSTRIALS		14,074,217
INFORMATION TECHNOLOGY – 27.5%
Communications Equipment – 1.4%
Cisco Systems, Inc.	56,004	2,637,788
Electronic Equipment, Instruments & Components – 0.5%
Avnet, Inc.	36,336	970,898
IT Services – 5.5%
Accenture PLC Class A	10,544	2,370,080
Alliance Data Systems Corp.	12,747	565,457
Cognizant Technology Solutions Corp. Class A	24,175	1,651,636
DXC Technology Co.	40,339	722,471
International Business Machines Corp.	14,471	1,779,065
Visa, Inc. Class A	18,074	3,441,290
		10,529,999
Semiconductors & Semiconductor Equipment – 3.2%
Broadcom, Inc.	6,862	2,173,539
Intel Corp.	49,019	2,339,677
Micron Technology, Inc. (a)	30,897	1,546,549
		6,059,765
Software – 9.2%
Check Point Software Technologies Ltd. (a)	12,315	1,543,685
Microsoft Corp.	58,689	12,031,832
NortonLifelock, Inc.	79,338	1,701,800
Oracle Corp.	38,889	2,156,395
		17,433,712
Technology Hardware, Storage & Peripherals – 7.7%
Apple, Inc.	32,222	13,695,639
Hewlett Packard Enterprise Co.	98,109	968,336
		14,663,975
TOTAL INFORMATION TECHNOLOGY		52,296,137
MATERIALS – 2.4%
Chemicals – 1.2%
Celanese Corp.	5,177	503,204
Dow, Inc. (b)	14,649	601,488
DuPont de Nemours, Inc.	13,851	740,751
LyondellBasell Industries N.V. Class A	7,428	464,399
		2,309,842
Containers & Packaging – 0.4%
International Paper Co.	13,522	470,431
Westrock Co.	13,219	355,062
		825,493
Metals & Mining – 0.8%
Nucor Corp.	11,722	491,738
Reliance Steel & Aluminum Co. (b)	4,479	440,106
See accompanying notes which are an integral part of the financial statements.
63

Fidelity® Value Factor ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
MATERIALS – continued
Metals & Mining – continued
Steel Dynamics, Inc.	17,368	$ 476,057
		1,407,901
TOTAL MATERIALS		4,543,236
REAL ESTATE – 2.7%
Equity Real Estate Investment Trusts (REITs) – 2.5%
Brixmor Property Group, Inc.	19,725	227,035
EPR Properties	5,766	165,081
Host Hotels & Resorts, Inc.	26,624	287,007
Kimco Realty Corp.	21,736	242,356
Medical Properties Trust, Inc.	19,803	398,634
Park Hotels & Resorts, Inc.	17,617	145,693
Prologis, Inc.	8,971	945,723
Sabra Health Care REIT, Inc.	18,729	276,065
Service Properties Trust	17,575	117,752
Simon Property Group, Inc.	4,706	293,419
Ventas, Inc.	8,855	339,678
VEREIT, Inc.	45,782	298,041
VICI Properties, Inc.	16,878	366,421
Vornado Realty Trust	6,654	229,696
Welltower, Inc.	7,151	383,008
		4,715,609
Real Estate Management & Development – 0.2%
CBRE Group, Inc. Class A (a)	8,064	353,284
TOTAL REAL ESTATE		5,068,893
UTILITIES – 3.1%
Electric Utilities – 1.8%
Duke Energy Corp.	10,693	906,125
Exelon Corp.	18,177	701,814
NRG Energy, Inc.	16,514	558,338
PPL Corp.	20,307	540,572
The Southern Co.	15,201	830,127
		3,536,976
Gas Utilities – 0.3%
National Fuel Gas Co.	13,223	536,457

	Shares	Value

Independent Power and Renewable Electricity Producers – 0.3%
Vistra Corp.	28,674	$ 535,057
Multi-Utilities – 0.7%
Consolidated Edison, Inc.	8,259	634,539
Public Service Enterprise Group, Inc.	12,892	721,178
		1,355,717
TOTAL UTILITIES		5,964,207
TOTAL COMMON STOCKS (Cost $195,349,542)		189,282,377
Money Market Funds – 3.0%

Fidelity Cash Central Fund, 0.14% (c)	351,172	351,277
Fidelity Securities Lending Cash Central Fund, 0.13% (c)(d)	5,309,846	5,310,377
TOTAL MONEY MARKET FUNDS (Cost $5,661,643)		5,661,654
TOTAL INVESTMENT IN SECURITIES – 102.6% (Cost $201,011,185)		194,944,031
NET OTHER ASSETS (LIABILITIES) – (2.6%)		(5,028,160)
NET ASSETS – 100.0%		$ 189,915,871

Legend
(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
(d)	Investment made with cash collateral received from securities on loan.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Future Contracts	2	September 2020	$ 326,350	$ 17,332	$ 17,332
CME Micro E-mini S&P 500 Index Future Contracts	14	September 2020	228,445	12,390	12,390
Total Equity Index Contracts					$ 29,722
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
See accompanying notes which are an integral part of the financial statements.
64

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,899
Fidelity Securities Lending Cash Central Fund	17,435
Total	$19,334
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Equities:
Communication Services	$ 20,457,731	$ 20,457,731	$ —	$ —
Consumer Discretionary	20,600,949	20,600,949	—	—
Consumer Staples	13,485,248	13,485,248	—	—
Energy	5,065,086	5,065,086	—	—
Financials	19,078,021	19,078,021	—	—
Health Care	28,648,652	28,648,652	—	—
Industrials	14,074,217	14,074,217	—	—
Information Technology	52,296,137	52,296,137	—	—
Materials	4,543,236	4,543,236	—	—
Real Estate	5,068,893	5,068,893	—	—
Utilities	5,964,207	5,964,207	—	—
Money Market Funds	5,661,654	5,661,654	—	—
Total Investments in Securities:	$ 194,944,031	$ 194,944,031	$ —	$ —

Derivative Instruments:
Assets
Futures Contracts	$ 29,722	$ 29,722	$ —	$ —
Total Assets	$ 29,722	$ 29,722	—	$ —
Total Derivative Instruments:	$ 29,722	$ 29,722	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Equity Risk
Futures Contracts(a)	$29,722	$0
Total Equity Risk	29,722	0
Total Value of Derivatives	$29,722	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
See accompanying notes which are an integral part of the financial statements.
65

Financial Statements
Statements of Assets and Liabilities
July 31, 2020
	Fidelity Dividend ETF For Rising Rates	Fidelity High Dividend ETF	Fidelity Low Volatility Factor ETF	Fidelity Momentum Factor ETF
Assets
Investments in securities, at value (including securities loaned of $4,173,904, $5,680,190, $1,240,648 and $921,417, respectively) – See accompanying schedule:
Unaffiliated issuers	$280,793,448	$517,437,944	$349,571,004	$88,146,447
Fidelity Central Funds	4,992,062	6,334,305	2,053,704	1,063,282
Total Investments in Securities	$285,785,510	$523,772,249	$351,624,708	$89,209,729
Segregated cash with brokers for derivative instruments	108,000	228,000	74,400	12,000
Cash	—	—	—	21,538
Foreign currency held at value (cost $268,124, $1,510,724, $— and $—, respectively)	284,114	1,624,742	—	—
Receivable for investments sold	3,119,909	—	—	—
Dividends receivable	607,977	1,213,958	342,143	57,836
Receivable from investment adviser for expense reductions	—	—	—	—
Receivable for daily variation margin on futures contracts	6,615	13,965	4,557	735
Distributions receivable from Fidelity Central Funds	463	1,153	413	21
Total assets	289,912,588	526,854,067	352,046,221	89,301,859
Liabilities
Payable for investments purchased	—	—	—	—
Payable for fund shares redeemed	3,161,134	—	—	—
Accrued management fees	67,433	123,636	81,551	21,032
Payable for daily variation margin on futures contracts	—	—	—	—
Proxy fees payable	—	—	—	—
Other payables and accrued expenses	—	—	—	—
Collateral on securities loaned, at value	4,367,275	5,935,650	1,256,609	952,000
Total liabilities	7,595,842	6,059,286	1,338,160	973,032
Net Assets	$282,316,746	$520,794,781	$350,708,061	$88,328,827
Net Assets consist of:
Paid in capital	316,162,509	615,201,368	352,178,224	87,960,110
Total accumulated earnings (loss)	(33,845,763)	(94,406,587)	(1,470,163)	368,717
Net Assets	$282,316,746	$520,794,781	$350,708,061	$88,328,827
Shares outstanding	8,900,000	18,900,000	9,150,000	2,250,000
Net Asset Value, offering price and redemption price per share	$ 31.72	$ 27.56	$ 38.33	$ 39.26
Investments at cost – Unaffiliated issuers	$281,661,154	$579,016,694	$344,082,429	$74,810,872
Investments at cost – Fidelity Central Funds	4,992,024	6,334,374	2,053,636	1,063,271
Investments at cost	$286,653,178	$585,351,068	$346,136,065	$75,874,143
See accompanying notes which are an integral part of the financial statements.
66

Statements of Assets and Liabilities
July 31, 2020
	Fidelity Quality Factor ETF	Fidelity Small-Mid Factor ETF	Fidelity Stocks For Inflation ETF	Fidelity Value Factor ETF
Assets
Investments in securities, at value (including securities loaned of $135,912, $—, $— and $5,138,534, respectively) – See accompanying schedule:
Unaffiliated issuers	$146,454,461	$19,133,115	$3,604,627	$189,282,377
Fidelity Central Funds	494,476	—	—	5,661,654
Total Investments in Securities	$146,948,937	$19,133,115	$3,604,627	$194,944,031
Segregated cash with brokers for derivative instruments	38,400	—	—	40,800
Cash	16,461	7,897	3,079	9,309
Foreign currency held at value (cost $—, $28, $— and $—, respectively)	—	30	—	—
Receivable for investments sold	—	27,300	—	—
Dividends receivable	195,236	6,738	2,961	271,777
Receivable from investment adviser for expense reductions	—	221	68	—
Receivable for daily variation margin on futures contracts	—	—	—	2,499
Distributions receivable from Fidelity Central Funds	122	—	—	2,892
Total assets	147,199,156	19,175,301	3,610,735	195,271,308
Liabilities
Payable for investments purchased	—	53,937	—	—
Payable for fund shares redeemed	—	—	—	—
Accrued management fees	35,098	4,459	634	44,793
Payable for daily variation margin on futures contracts	2,264	—	—	—
Proxy fees payable	—	—	68	—
Other payables and accrued expenses	—	221	—	—
Collateral on securities loaned, at value	139,800	—	—	5,310,644
Total liabilities	177,162	58,617	702	5,355,437
Net Assets	$147,021,994	$19,116,684	$3,610,033	$189,915,871
Net Assets consist of:
Paid in capital	146,208,974	18,730,949	3,690,677	205,524,468
Total accumulated earnings (loss)	813,020	385,735	(80,644)	(15,608,597)
Net Assets	$147,021,994	$19,116,684	$3,610,033	$189,915,871
Shares outstanding	3,850,000	800,000	150,000	5,450,000
Net Asset Value, offering price and redemption price per share	$ 38.19	$ 23.90	$ 24.07	$ 34.85
Investments at cost – Unaffiliated issuers	$137,508,000	$18,225,914	$3,743,124	$195,349,542
Investments at cost – Fidelity Central Funds	494,447	—	—	5,661,643
Investments at cost	$138,002,447	$18,225,914	$3,743,124	$201,011,185
See accompanying notes which are an integral part of the financial statements.
67

Financial Statements  – continued
Statements of Operations
For the year ended July 31, 2020
	Fidelity Dividend ETF For Rising Rates	Fidelity High Dividend ETF	Fidelity Low Volatility Factor ETF	Fidelity Momentum Factor ETF
Investment Income
Dividends	$ 11,195,753	$ 19,469,069	$ 6,696,424	$ 1,461,913
Interest	172	1,008	258	70
Income from Fidelity Central Funds (including $6,762, $7,807, $8,463 and $606, from security lending, respectively)	16,661	16,410	12,876	1,816
Total income	11,212,586	19,486,487	6,709,558	1,463,799
Expenses
Management fees	943,090	1,362,405	979,039	289,113
Independent trustees' compensation	2,122	2,811	2,006	648
Proxy	5,343	8,225	4,580	919
Total expenses before reductions	950,555	1,373,441	985,625	290,680
Expense reductions	(121)	(159)	(364)	(399)
Total expenses	950,434	1,373,282	985,261	290,281
Net investment income (loss)	10,262,152	18,113,205	5,724,297	1,173,518
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(21,558,317)	(21,670,606)	(5,308,092)	(6,057,480)
Net realized gain (loss) on Fidelity Central Funds	116	(41)	35	(4)
Net realized gain (loss) on In-kind redemptions	21,268,068	40,914,420	24,520,449	10,968,260
Net realized gain (loss) on futures contracts	(512,351)	(973,067)	(92,084)	41,542
Net realized gain (loss) on foreign currency transactions	46,081	12,349	—	—
Total net realized gain (loss)	(756,403)	18,283,055	19,120,308	4,952,318
Change in net unrealized appreciation (depreciation) on investment securities	(14,496,211)	(70,850,395)	(17,293,875)	1,386,931
Change in net unrealized appreciation (depreciation) on Fidelity Central Funds	38	(69)	72	14
Change in net unrealized appreciation (depreciation) on futures contracts	81,682	180,509	50,339	7,550
Change in net unrealized appreciation (depreciation) on assets and liabilities in foreign currencies	24,511	138,130	—	—
Total change in net unrealized appreciation (depreciation)	(14,389,980)	(70,531,825)	(17,243,464)	1,394,495
Net gain (loss)	(15,146,383)	(52,248,770)	1,876,844	6,346,813
Net increase (decrease) in net assets resulting from operations	$ (4,884,231)	$ (34,135,565)	$ 7,601,141	$ 7,520,331
See accompanying notes which are an integral part of the financial statements.
68

Statements of Operations
For the year ended July 31, 2020
	Fidelity Quality Factor ETF	Fidelity Small-Mid Factor ETF	Fidelity Stocks For Inflation ETFA	Fidelity Value Factor ETF
Investment Income
Dividends	$ 2,979,465	$ 172,266	$ 43,538	$ 4,118,096
Interest	110	—	—	141
Income from Fidelity Central Funds (including $6,873, $—, $— and $17,435, from security lending, respectively)	8,591	3	—	19,334
Total income	2,988,166	172,269	43,538	4,137,571
Expenses
Management fees	424,725	30,943	5,155	495,687
Independent trustees' compensation	928	58	9	1,034
Proxy	1,579	221	68	1,618
Total expenses before reductions	427,232	31,222	5,232	498,339
Expense reductions	(372)	(333)	(81)	(321)
Total expenses	426,860	30,889	5,151	498,018
Net investment income (loss)	2,561,306	141,380	38,387	3,639,553
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(5,898,212)	(521,786)	54,866	(6,479,817)
Net realized gain (loss) on Fidelity Central Funds	(16)	(1)	—	12
Net realized gain (loss) on In-kind redemptions	13,921,109	504,927	—	18,634,280
Net realized gain (loss) on futures contracts	19,883	—	—	28,178
Net realized gain (loss) on foreign currency transactions	—	28	—	—
Total net realized gain (loss)	8,042,764	(16,832)	54,866	12,182,653
Change in net unrealized appreciation (depreciation) on investment securities	(136,927)	720,506	(138,497)	(12,345,289)
Change in net unrealized appreciation (depreciation) on Fidelity Central Funds	29	—	—	11
Change in net unrealized appreciation (depreciation) on futures contracts	23,443	—	—	30,009
Change in net unrealized appreciation (depreciation) on assets and liabilities in foreign currencies	—	2	—	—
Total change in net unrealized appreciation (depreciation)	(113,455)	720,508	(138,497)	(12,315,269)
Net gain (loss)	7,929,309	703,676	(83,631)	(132,616)
Net increase (decrease) in net assets resulting from operations	$10,490,615	$ 845,056	$ (45,244)	$ 3,506,937

A	For the period November 5, 2019 (commencement of operations) to July 31, 2020.
See accompanying notes which are an integral part of the financial statements.
69

Financial Statements  – continued
Statements of Changes in Net Assets
	Fidelity Dividend ETF For Rising Rates		Fidelity High Dividend ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,262,152	$ 12,759,384	$ 18,113,205	$ 11,245,000
Net realized gain (loss)	(756,403)	11,439,676	18,283,055	1,282,852
Change in net unrealized appreciation (depreciation)	(14,389,980)	(5,728,216)	(70,531,825)	1,510,543
Net increase (decrease) in net assets resulting from operations	(4,884,231)	18,470,844	(34,135,565)	14,038,395
Distributions to shareholders	(10,362,600)	(12,908,350)	(18,747,950)	(11,425,400)
Share transactions
Proceeds from sales of shares	99,471,497	161,232,208	421,727,800	270,497,158
Cost of shares redeemed	(162,137,367)	(153,460,832)	(211,001,439)	(81,992,873)
Net increase (decrease) in net assets resulting from share transactions	(62,665,870)	7,771,376	210,726,361	188,504,285
Total increase (decrease) in net assets	(77,912,701)	13,333,870	157,842,846	191,117,280
Net Assets
Beginning of year	360,229,447	346,895,577	362,951,935	171,834,655
End of year	$ 282,316,746	$ 360,229,447	$ 520,794,781	$362,951,935
Other Information
Shares
Sold	2,750,000	5,150,000	13,350,000	9,100,000
Redeemed	(5,000,000)	(5,000,000)	(6,500,000)	(2,750,000)
Net increase (decrease)	(2,250,000)	150,000	6,850,000	6,350,000

See accompanying notes which are an integral part of the financial statements.
70

Statements of Changes in Net Assets
	Fidelity Low Volatility Factor ETF		Fidelity Momentum Factor ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,724,297	$ 2,437,306	$ 1,173,518	$ 1,245,159
Net realized gain (loss)	19,120,308	5,117,146	4,952,318	3,746,816
Change in net unrealized appreciation (depreciation)	(17,243,464)	17,614,800	1,394,495	4,073,860
Net increase (decrease) in net assets resulting from operations	7,601,141	25,169,252	7,520,331	9,065,835
Distributions to shareholders	(5,772,450)	(2,299,750)	(1,254,700)	(1,240,750)
Share transactions
Proceeds from sales of shares	341,438,518	204,495,786	73,725,829	79,088,780
Cost of shares redeemed	(238,061,468)	(48,283,271)	(113,398,944)	(60,879,132)
Net increase (decrease) in net assets resulting from share transactions	103,377,050	156,212,515	(39,673,115)	18,209,648
Total increase (decrease) in net assets	105,205,741	179,082,017	(33,407,484)	26,034,733
Net Assets
Beginning of year	245,502,320	66,420,303	121,736,311	95,701,578
End of year	$ 350,708,061	$245,502,320	$ 88,328,827	$121,736,311
Other Information
Shares
Sold	9,000,000	6,150,000	2,100,000	2,350,000
Redeemed	(6,600,000)	(1,450,000)	(3,250,000)	(1,800,000)
Net increase (decrease)	2,400,000	4,700,000	(1,150,000)	550,000

See accompanying notes which are an integral part of the financial statements.
71

Financial Statements  – continued
Statements of Changes in Net Assets
	Fidelity Quality Factor ETF		Fidelity Small-Mid Factor ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019A
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,561,306	$ 2,195,811	$ 141,380	$ 47,978
Net realized gain (loss)	8,042,764	2,633,206	(16,832)	527
Change in net unrealized appreciation (depreciation)	(113,455)	3,995,214	720,508	186,695
Net increase (decrease) in net assets resulting from operations	10,490,615	8,824,231	845,056	235,200
Distributions to shareholders	(2,493,600)	(2,135,800)	(146,500)	(45,200)
Share transactions
Proceeds from sales of shares	95,825,376	130,468,237	13,481,340	7,460,230
Cost of shares redeemed	(119,081,927)	(40,134,110)	(2,713,442)	—
Net increase (decrease) in net assets resulting from share transactions	(23,256,551)	90,334,127	10,767,898	7,460,230
Total increase (decrease) in net assets	(15,259,536)	97,022,558	11,466,454	7,650,230
Net Assets
Beginning of year	162,281,530	65,258,972	7,650,230	—
End of year	$ 147,021,994	$162,281,530	$19,116,684	$7,650,230
Other Information
Shares
Sold	2,650,000	3,900,000	600,000	300,000
Redeemed	(3,400,000)	(1,250,000)	(100,000)	—
Net increase (decrease)	(750,000)	2,650,000	500,000	300,000

A	For the period February 26, 2019 (commencement of operations) to July 31, 2019.
See accompanying notes which are an integral part of the financial statements.
72

Statements of Changes in Net Assets
	Fidelity Stocks For Inflation ETF	Fidelity Value Factor ETF
	Year ended July 31, 2020B	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,387	$ 3,639,553	$ 2,391,590
Net realized gain (loss)	54,866	12,182,653	4,049,327
Change in net unrealized appreciation (depreciation)	(138,497)	(12,315,269)	584,930
Net increase (decrease) in net assets resulting from operations	(45,244)	3,506,937	7,025,847
Distributions to shareholders	(35,400)	(3,611,200)	(2,294,300)
Share transactions
Proceeds from sales of shares	3,690,677	200,834,254	85,584,698
Cost of shares redeemed	—	(147,217,336)	(40,363,131)
Net increase (decrease) in net assets resulting from share transactions	3,690,677	53,616,918	45,221,567
Total increase (decrease) in net assets	3,610,033	53,512,655	49,953,114
Net Assets
Beginning of year	—	136,403,216	86,450,102
End of year	$3,610,033	$ 189,915,871	$136,403,216
Other Information
Shares
Sold	150,000	5,800,000	2,600,000
Redeemed	—	(4,300,000)	(1,200,000)
Net increase (decrease)	150,000	1,500,000	1,400,000

B	For the period November 5, 2019 (commencement of operations) to July 31, 2020.
See accompanying notes which are an integral part of the financial statements.
73

Financial Statements  – continued
Financial Highlights
	Fidelity Dividend ETF For Rising Rates
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$ 32.31	$ 31.54	$ 28.50	$ 25.34
Income from Investment Operations
Net investment income (loss)B	1.01	1.07	0.93	0.76
Net realized and unrealized gain (loss)	(0.56)	0.79	3.03	2.98
Total from investment operations	0.45	1.86	3.96	3.74
Distributions from net investment income	(1.04)	(1.09)	(0.92)	(0.58)
Total distributions	(1.04)	(1.09)	(0.92)	(0.58)
Net asset value, end of period	$ 31.72	$ 32.31	$ 31.54	$ 28.50
Total ReturnC,D	1.86%	6.09%	14.04%	14.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	.29%	.29%	.30%	.29% G
Expenses net of fee waivers, if any	.29%	.29%	.30%	.29% G
Expenses net of all reductions	.29%	.29%	.30%	.29% G
Net investment income (loss)	3.15%	3.42%	3.08%	3.09% G
Supplemental Data
Net assets, end of period (000 omitted)	$282,317	$360,229	$346,896	$152,492
Portfolio turnover rateH,I	35%	35%	38%	52% J

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.
B	Calculated based on average shares outstanding during the period.
C	Total returns for periods of less than one year are not annualized.
D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
F	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
G	Annualized.
H	Amount does not include the portfolio activity of any underlying funds.
I	Portfolio turnover rate excludes securities received or delivered in-kind.
J	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
74

Financial Highlights
	Fidelity High Dividend ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$ 30.12	$ 30.15	$ 26.98	$ 25.32
Income from Investment Operations
Net investment income (loss)B	1.10	1.23	1.09	0.85
Net realized and unrealized gain (loss)	(2.52)	(0.03) C	3.21	1.57
Total from investment operations	(1.42)	1.20	4.30	2.42
Distributions from net investment income	(1.14)	(1.23)	(1.12)	(0.76)
Distributions from net realized gain	—	—	(0.01)	—
Total distributions	(1.14)	(1.23)	(1.13)	(0.76)
Net asset value, end of period	$ 27.56	$ 30.12	$ 30.15	$ 26.98
Total ReturnD,E	(4.54)%	4.16%	16.23%	9.61%
Ratios to Average Net AssetsF,G
Expenses before reductions	.29%	.29%	.30%	.29% H
Expenses net of fee waivers, if any	.29%	.29%	.30%	.29% H
Expenses net of all reductions	.29%	.29%	.30%	.29% H
Net investment income (loss)	3.85%	4.15%	3.80%	3.61% H
Supplemental Data
Net assets, end of period (000 omitted)	$520,795	$362,952	$171,835	$59,350
Portfolio turnover rateI,J	49%	50%	53%	57% K

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.
B	Calculated based on average shares outstanding during the period.
C	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of share transactions in relation to fluctuating market values of the investments of a Fund.
D	Total returns for periods of less than one year are not annualized.
E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
F	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
G	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
H	Annualized.
I	Amount does not include the portfolio activity of any underlying funds.
J	Portfolio turnover rate excludes securities received or delivered in-kind.
K	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
75

Financial Statements  – continued
Financial Highlights
	Fidelity Low Volatility Factor ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$ 36.37	$ 32.40	$ 28.19	$ 25.31
Income from Investment Operations
Net investment income (loss)B	0.62	0.62	0.53	0.45
Net realized and unrealized gain (loss)	1.95	3.92	4.20	2.81
Total from investment operations	2.57	4.54	4.73	3.26
Distributions from net investment income	(0.61)	(0.57)	(0.52)	(0.38)
Total distributions	(0.61)	(0.57)	(0.52)	(0.38)
Net asset value, end of period	$ 38.33	$ 36.37	$ 32.40	$ 28.19
Total ReturnC,D	7.29%	14.20%	16.89%	12.94%
Ratios to Average Net AssetsE,F
Expenses before reductions	.29%	.29%	.30%	.29% G
Expenses net of fee waivers, if any	.29%	.29%	.30%	.29% G
Expenses net of all reductions	.29%	.29%	.30%	.29% G
Net investment income (loss)	1.69%	1.83%	1.73%	1.87% G
Supplemental Data
Net assets, end of period (000 omitted)	$350,708	$245,502	$66,420	$33,833
Portfolio turnover rateH,I	31%	36%	31%	33% J

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.
B	Calculated based on average shares outstanding during the period.
C	Total returns for periods of less than one year are not annualized.
D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
F	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
G	Annualized.
H	Amount does not include the portfolio activity of any underlying funds.
I	Portfolio turnover rate excludes securities received or delivered in-kind.
J	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
76

Financial Highlights
	Fidelity Momentum Factor ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$ 35.80	$ 33.58	$ 28.60	$ 25.34
Income from Investment Operations
Net investment income (loss)B	0.42	0.40	0.36	0.36
Net realized and unrealized gain (loss)	3.47	2.22	4.97	3.19
Total from investment operations	3.89	2.62	5.33	3.55
Distributions from net investment income	(0.43)	(0.40)	(0.35)	(0.29)
Total distributions	(0.43)	(0.40)	(0.35)	(0.29)
Net asset value, end of period	$ 39.26	$ 35.80	$ 33.58	$ 28.60
Total ReturnC,D	11.06%	7.91%	18.72%	14.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.29%	.29%	.30%	.29% G
Expenses net of fee waivers, if any	.29%	.29%	.30%	.29% G
Expenses net of all reductions	.29%	.29%	.30%	.29% G
Net investment income (loss)	1.18%	1.18%	1.14%	1.50% G
Supplemental Data
Net assets, end of period (000 omitted)	$88,329	$121,736	$95,702	$35,745
Portfolio turnover rateH,I	138%	133%	125%	106% J

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.
B	Calculated based on average shares outstanding during the period.
C	Total returns for periods of less than one year are not annualized.
D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
F	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
G	Annualized.
H	Amount does not include the portfolio activity of any underlying funds.
I	Portfolio turnover rate excludes securities received or delivered in-kind.
J	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
77

Financial Statements  – continued
Financial Highlights
	Fidelity Quality Factor ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$ 35.28	$ 33.47	$ 29.11	$ 25.37
Income from Investment Operations
Net investment income (loss)B	0.62	0.58	0.53	0.45
Net realized and unrealized gain (loss)	2.90	1.77	4.38	3.62
Total from investment operations	3.52	2.35	4.91	4.07
Distributions from net investment income	(0.61)	(0.54)	(0.55)	(0.33)
Total distributions	(0.61)	(0.54)	(0.55)	(0.33)
Net asset value, end of period	$ 38.19	$ 35.28	$ 33.47	$ 29.11
Total ReturnC,D	10.26%	7.14%	16.95%	16.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.29%	.29%	.30%	.29% G
Expenses net of fee waivers, if any	.29%	.29%	.30%	.29% G
Expenses net of all reductions	.29%	.29%	.30%	.29% G
Net investment income (loss)	1.74%	1.72%	1.66%	1.84% G
Supplemental Data
Net assets, end of period (000 omitted)	$147,022	$162,282	$65,259	$30,569
Portfolio turnover rateH,I	41%	29%	30%	35% J

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.
B	Calculated based on average shares outstanding during the period.
C	Total returns for periods of less than one year are not annualized.
D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
F	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
G	Annualized.
H	Amount does not include the portfolio activity of any underlying funds.
I	Portfolio turnover rate excludes securities received or delivered in-kind.
J	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
78

Financial Highlights
	Fidelity Small-Mid Factor ETF
	Year ended July 31, 2020	Year ended July 31, 2019A
Selected Per-Share Data
Net asset value, beginning of period	$ 25.50	$24.85
Income from Investment Operations
Net investment income (loss)B	0.31	0.18
Net realized and unrealized gain (loss)	(1.58) C	0.64
Total from investment operations	(1.27)	0.82
Distributions from net investment income	(0.33)	(0.17)
Total distributions	(0.33)	(0.17)
Net asset value, end of period	$ 23.90	$25.50
Total ReturnD,E	(4.90)%	3.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	.29%	.29% H
Expenses net of fee waivers, if any	.29%	.29% H
Expenses net of all reductions	.29%	.29% H
Net investment income (loss)	1.32%	1.70% H
Supplemental Data
Net assets, end of period (000 omitted)	$19,117	$7,650
Portfolio turnover rateI,J	52%	2% K

A	For the period February 26, 2019 (commencement of operations) to July 31, 2019.
B	Calculated based on average shares outstanding during the period.
C	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of share transactions in relation to fluctuating market values of the investments of a Fund.
D	Total returns for periods of less than one year are not annualized.
E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
F	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
G	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
H	Annualized.
I	Amount does not include the portfolio activity of any underlying funds.
J	Portfolio turnover rate excludes securities received or delivered in-kind.
K	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
79

Financial Statements  – continued
Financial Highlights
Fidelity Stocks For Inflation ETF
Year ended July 31, 2020A
Selected Per-Share Data
Net asset value, beginning of period	$24.94
Income from Investment Operations
Net investment income (loss)B	0.38
Net realized and unrealized gain (loss)	(0.90)
Total from investment operations	(0.52)
Distributions from net investment income	(0.35)
Total distributions	(0.35)
Net asset value, end of period	$24.07
Total ReturnC	(1.88)%
Ratios to Average Net AssetsD,E,F
Expenses before reductions	.29%
Expenses net of fee waivers, if any	.29%
Expenses net of all reductions	.29%
Net investment income (loss)	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$3,610
Portfolio turnover rateG,H,I	65%

A	For the period November 5, 2019 (commencement of operations) to July 31, 2020.
B	Calculated based on average shares outstanding during the period.
C	Total returns for periods of less than one year are not annualized.
D	Annualized.
E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
F	Proxy expenses are not annualized.
G	Amount does not include the portfolio activity of any underlying funds.
H	Amount not annualized.
I	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
80

Financial Highlights
	Fidelity Value Factor ETF
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$ 34.53	$ 33.90	$ 29.72	$ 25.37
Income from Investment Operations
Net investment income (loss)B	0.73	0.70	0.58	0.49
Net realized and unrealized gain (loss)	0.28 C	0.59	4.18	4.23
Total from investment operations	1.01	1.29	4.76	4.72
Distributions from net investment income	(0.69)	(0.66)	(0.58)	(0.37)
Total distributions	(0.69)	(0.66)	(0.58)	(0.37)
Net asset value, end of period	$ 34.85	$ 34.53	$ 33.90	$ 29.72
Total ReturnD,E	3.12%	3.95%	16.11%	18.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	.29%	.29%	.30%	.29% H
Expenses net of fee waivers, if any	.29%	.29%	.30%	.29% H
Expenses net of all reductions	.29%	.29%	.30%	.29% H
Net investment income (loss)	2.13%	2.09%	1.79%	1.92% H
Supplemental Data
Net assets, end of period (000 omitted)	$189,916	$136,403	$86,450	$38,639
Portfolio turnover rateI,J	45%	31%	38%	42% K

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.
B	Calculated based on average shares outstanding during the period.
C	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of share transactions in relation to fluctuating market values of the investments of a Fund.
D	Total returns for periods of less than one year are not annualized.
E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
F	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
G	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
H	Annualized.
I	Amount does not include the portfolio activity of any underlying funds.
J	Portfolio turnover rate excludes securities received or delivered in-kind.
K	Amount not annualized.
See accompanying notes which are an integral part of the financial statements.
81

Notes to Financial Statements
For the year ended July 31, 2020
1. Organization.
Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Factor ETF, Fidelity Stocks for Inflation ETF and Fidelity Value Factor ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to 0.01%.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds’ Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund’s investments to the Fair Value Committee (the Committee) established by each Fund’s investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund’s investments and ratifies the fair value determinations of the Committee.
Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)
Valuation techniques used to value each Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
82

3. Significant Accounting Policies – continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2020, is included at the end of each applicable Fund’s Schedule of Investments.
Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Investment Transactions and Income. For financial reporting purposes, the Funds’ investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of NYSE Arca for Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Factor ETF and Fidelity Value Factor ETF and of Cboe BZX Exchange, Inc. (CboeBZX) for Fidelity Stocks for Inflation ETF, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to redemptions in kind, partnerships, foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.
83

Notes to Financial Statements  – continued
3. Significant Accounting Policies – continued

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:
	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Dividend ETF for Rising Rates	$ 287,237,737	$ 39,005,762	$ (40,457,989)	$ (1,452,227)
Fidelity High Dividend ETF	587,930,470	43,865,379	(108,023,600)	(64,158,221)
Fidelity Low Volatility Factor ETF	346,581,515	32,920,582	(27,877,389)	5,043,193
Fidelity Momentum Factor ETF	75,882,438	15,886,671	(2,559,380)	13,327,291
Fidelity Quality Factor ETF	138,105,339	19,494,885	(10,651,287)	8,843,598
Fidelity Small-Mid Factor ETF	18,266,135	2,241,436	(1,374,456)	866,980
Fidelity Stocks for Inflation ETF	3,747,671	210,416	(353,460)	(143,044)
Fidelity Value Factor ETF	201,379,671	21,973,866	(28,409,506)	(6,435,640)
The tax-based components of distributable earnings as of period end were as follows for each Fund:
	Undistributed ordinary income	Undistributed capital gains	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Dividend ETF for Rising Rates	$ —	$ —	$ (32,414,198)	$ (1,452,227)
Fidelity High Dividend ETF	—	—	(30,376,749)	(64,030,756)
Fidelity Low Volatility Factor ETF	123,029	—	(6,636,313)	5,043,193
Fidelity Momentum Factor ETF	—	—	(12,959,275)	13,327,291
Fidelity Quality Factor ETF	149,592	—	(8,180,893)	8,843,598
Fidelity Small-Mid Factor ETF	—	—	(481,247)	866,980
Fidelity Stocks for Inflation ETF	62,232	168	—	(143,044)
Fidelity Value Factor ETF	171,848	—	(9,345,521)	(6,435,640)
Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal year end and is subject to adjustment.
	No-expiration Short-term	No-expiration Long-term	Total capital loss carryforward
Fidelity Dividend ETF for Rising Rates	$ (16,366,117)	$ (16,048,081)	$ (32,414,198)
Fidelity High Dividend ETF	(18,388,530)	(11,988,219)	(30,376,749)
Fidelity Low Volatility Factor ETF	(5,672,086)	(964,227)	(6,636,313)
Fidelity Momentum Factor ETF	(12,959,275)	—	(12,959,275)
Fidelity Quality Factor ETF	(5,793,113)	(2,387,780)	(8,180,893)
Fidelity Small-Mid Factor ETF	(481,247)	—	(481,247)
Fidelity Stocks for Inflation ETF	—	—	—
Fidelity Value Factor ETF	(5,977,716)	(3,367,805)	(9,345,521)
The tax character of distributions paid was as follows:
July 31, 2020
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity Dividend ETF for Rising Rates	$ 10,362,600	$ —	$ —	$ 10,362,600
Fidelity High Dividend ETF	18,747,950	—	—	18,747,950
Fidelity Low Volatility Factor ETF	5,772,450	—	—	5,772,450
Fidelity Momentum Factor ETF	1,254,700	—	—	1,254,700
Fidelity Quality Factor ETF	2,493,600	—	—	2,493,600
Fidelity Small-Mid Factor ETF	146,500	—	—	146,500
Fidelity Stocks for Inflation ETFA	35,400	—	—	35,400
Fidelity Value Factor ETF	3,611,200	—	—	3,611,200

A	For the period November 5, 2019 (commencement of operations) to July 31, 2020.

84

3. Significant Accounting Policies – continued

July 31, 2019
Fidelity Dividend ETF for Rising Rates	$ 12,908,350	$ —	$ —	$ 12,908,350
Fidelity High Dividend ETF	11,425,400	—	—	11,425,400
Fidelity Low Volatility Factor ETF	2,299,750	—	—	2,299,750
Fidelity Momentum Factor ETF	1,240,750	—	—	1,240,750
Fidelity Quality Factor ETF	2,135,800	—	—	2,135,800
Fidelity Small-Mid Factor ETFA	45,200	—	—	45,200
Fidelity Value Factor ETF	2,294,300	—	—	2,294,300

A	For the period February 26, 2019 (commencement of operations) to July 31, 2019.
Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.
The Funds' use of derivatives increased or decreased their exposure to the following risk:
Equity risk        Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statements of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statements of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statements of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statements of Assets and Liabilities.
85

Notes to Financial Statements  – continued
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.
	Purchases	Sales
Fidelity Dividend ETF for Rising Rates	$ 113,175,004	$ 113,469,624
Fidelity High Dividend ETF	235,420,669	227,428,543
Fidelity Low Volatility Factor ETF	104,337,597	105,151,835
Fidelity Momentum Factor ETF	137,208,965	137,795,191
Fidelity Quality Factor ETF	61,266,460	61,790,759
Fidelity Small-Mid Factor ETF	5,837,473	5,672,802
Fidelity Stocks for Inflation ETF	1,637,483	1,616,159
Fidelity Value Factor ETF	75,738,391	76,213,352
Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.
	In-kind Subscriptions	In-kind Redemptions
Fidelity Dividend ETF for Rising Rates	$ 96,440,695	$ 159,006,984
Fidelity High Dividend ETF	409,542,082	208,317,968
Fidelity Low Volatility Factor ETF	334,923,725	231,239,894
Fidelity Momentum Factor ETF	73,153,627	112,162,088
Fidelity Quality Factor ETF	92,086,124	114,937,432
Fidelity Small-Mid Factor ETF	13,378,599	2,693,897
Fidelity Stocks for Inflation ETF	3,667,269	—
Fidelity Value Factor ETF	187,508,511	133,698,154
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of .29% of each Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. For each Fund, with the exception of Fidelity Small-Mid Factor ETF and Fidelity Stocks for Inflation ETF, the management fee paid to the investment adviser is reduced by an amount equal to the fees and expenses paid by each fund to the independent Trustees. Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".
Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.
Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.
7. Security Lending.
Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities at period end is disclosed on each applicable
86

7. Security Lending – continued

Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund’s Statement of Operations as a component of income from Fidelity Central Funds.
	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS
Fidelity Dividend ETF for Rising Rates	$ 697	$ —
Fidelity High Dividend ETF	786	—
Fidelity Low Volatility Factor ETF	640	—
Fidelity Momentum Factor ETF	59	—
Fidelity Quality Factor ETF	722	—
Fidelity Value Factor ETF	1,534	6
8. Expense Reductions.
Through arrangements with each applicable Fund’s custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund’s expenses by the following amounts:
Amount
Fidelity Dividend ETF for Rising Rates	$ 121
Fidelity High Dividend ETF	159
Fidelity Low Volatility Factor ETF	364
Fidelity Momentum Factor ETF	399
Fidelity Quality Factor ETF	372
Fidelity Small-Mid Factor ETF	112
Fidelity Stocks for Inflation ETF	13
Fidelity Value Factor ETF	321
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:
Fund-Level Amount
Fidelity Small-Mid Factor ETF	$ 221
Fidelity Stocks for Inflation ETF	68
9. Share Transactions.
The Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated stocks to a Fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.
10. Other.
The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
11. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds’ performance.
87

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of each of the seven funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (seven of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of July 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Statements of operation	Statements of changes in net assets	Financial highlights
Fidelity Dividend ETF for Rising Rates	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020, 2019 and 2018, and for the period from September 12, 2016 (commencement of operations) to July 31, 2017
Fidelity High Dividend ETF	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020, 2019 and 2018, and for the period from September 12, 2016 (commencement of operations) to July 31, 2017
Fidelity Low Volatility Factor ETF	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020, 2019 and 2018, and for the period from September 12, 2016 (commencement of operations) to July 31, 2017
Fidelity Momentum Factor ETF	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020, 2019 and 2018, and for the period from September 12, 2016 (commencement of operations) to July 31, 2017
Fidelity Quality Factor ETF	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020, 2019 and 2018, and for the period from September 12, 2016 (commencement of operations) to July 31, 2017
Fidelity Small-Mid Factor ETF	For the year ended July 31, 2020	For the year ended July 31, 2020 and for the period from February 26, 2019 (commencement of operations) to July 31, 2019	For the year ended July 31, 2020 and for the period from February 26, 2019 (commencement of operations) to July 31, 2019
Fidelity Value Factor ETF	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020, 2019 and 2018, and for the period from September 12, 2016 (commencement of operations) to July 31, 2017
88

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2020
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
89

Report of Independent Registered Public Accounting Firm  –
continued
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Stocks for Inflation ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Stocks for Inflation ETF (the "Fund"), a fund of Fidelity Covington Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 5, 2019 (commencement of operations) through July 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 5, 2019 (commencement of operations) through July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2020
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
90

Premium/Discount Analysis (Unaudited)
Shares of each fund are listed on NYSE Arca or CboeBZX and can be bought and sold on the secondary market at market prices. Although the market price is expected to approximate the fund’s NAV, it is possible that the market price and NAV will vary significantly. The closing market price is the daily closing price as reported on NYSE Arca or CboeBZX.
Premiums or discounts are the differences (expressed as a basis point differential with 1 basis point equaling 1/100 of 1%) between the fund’s NAV and closing market price. A premium indicates that the closing market price is trading above the NAV. A discount indicates that the closing market price is trading below the NAV. A discrepancy may exist with respect to the timing of when the NAV is calculated and the determination of the closing market price.
The chart below presents information about the differences between each fund’s daily closing market price and each fund’s NAV.
Fidelity Dividend ETF For Rising Rates
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	361	37.00%	571	58.51%
25 - <50	6	0.61%	31	3.18%
50 - <75	2	0.20%	1	0.10%
75 - <100	1	0.10%	0	—
100 or above	1	0.10%	2	0.20%
Total	371	38.01%	605	61.99%
*From September 15, 2016, date initially listed on the NYSE ARCA exchange.
Fidelity High Dividend ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	167	17.12%	714	73.17%
25 - <50	8	0.82%	78	7.99%
50 - <75	1	0.10%	1	0.10%
75 - <100	2	0.20%	2	0.20%
100 or above	1	0.10%	2	0.20%
Total	179	18.34%	797	81.66%
*From September 15, 2016, date initially listed on the NYSE ARCA exchange.
Fidelity Low Volatility Factor ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	305	31.26%	651	66.71%
25 - <50	10	1.02%	6	0.61%
50 - <75	1	0.10%	0	—
75 - <100	1	0.10%	0	—
100 or above	1	0.10%	1	0.10%
Total	318	32.58%	658	67.42%
*From September 15, 2016, date initially listed on the NYSE ARCA exchange.
91

Premium/Discount Analysis (Unaudited)  – continued
Fidelity Momentum Factor ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	387	39.66%	561	57.49%
25 - <50	10	1.02%	14	1.43%
50 - <75	1	0.10%	1	0.10%
75 - <100	0	—	1	0.10%
100 or above	1	0.10%	0	—
Total	399	40.88%	577	59.12%
*From September 15, 2016, date initially listed on the NYSE ARCA exchange.
Fidelity Quality Factor ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	357	36.58%	586	60.04%
25 - <50	11	1.13%	15	1.54%
50 - <75	2	0.20%	2	0.20%
75 - <100	0	—	0	—
100 or above	0	—	3	0.31%
Total	370	37.91%	606	62.09%
*From September 15, 2016, date initially listed on the NYSE ARCA exchange.
Fidelity Small-Mid Factor ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	151	41.95%	166	46.11%
25 - <50	3	0.83%	18	5.00%
50 - <75	4	1.11%	7	1.94%
75 - <100	1	0.28%	5	1.39%
100 or above	0	—	5	1.39%
Total	159	44.17%	201	55.83%
*From February 28, 2019, date initially listed on the NYSE ARCA exchange.
92

Fidelity Stocks For Inflation ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	64	34.79%	97	52.72%
25 - <50	6	3.26%	10	5.43%
50 - <75	1	0.54%	3	1.63%
75 - <100	0	—	0	—
100 or above	1	0.54%	2	1.09%
Total	72	39.13%	112	60.87%
*From November 7, 2019, date initially listed on the Cboe BZX Exchange, Inc.
Fidelity Value Factor ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	306	31.36%	616	63.11%
25 - <50	13	1.33%	31	3.18%
50 - <75	5	0.51%	3	0.31%
75 - <100	1	0.10%	0	—
100 or above	1	0.10%	0	—
Total	326	33.40%	650	66.60%
*From September 15, 2016, date initially listed on the NYSE ARCA exchange.
93

Trustees and Officers (Unaudited)
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Bettina Doulton, each of the Trustees oversees 311 funds. Ms. Doulton oversees 210 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.
Experience, Skills, Attributes, and Qualifiﬁcations of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
94

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Acting Chairman of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
95

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Alan J. Lacy (1953)
Year of Election or Appointment: 2018
Trustee
Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2018
96

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Co-Lead Independent Trustee
Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).
Joseph Mauriello (1944)
Year of Election or Appointment: 2018
Trustee
Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).
Cornelia M. Small (1944)
Year of Election or Appointment: 2018
Trustee
Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).
Garnett A. Smith (1947)
Year of Election or Appointment: 2013
Trustee
Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Co-Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
97

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Trustee
Year of Election or Appointment: 2013
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Offiﬃcers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2017
Anti-Money Laundering (AML) Officer
Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
98

Name, Year of Birth; Principal Occupation
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
99

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupation
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Marc L. Spector (1972)
Year of Election or Appointment: 2017
Assistant Treasurer
Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).
100

Shareholder Expense Example (Unaudited)
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).
Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Annualized Expense RatioA	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During PeriodB February 1, 2020 to July 31, 2020
Fidelity Dividend ETF For Rising Rates	0.29%
Actual		$ 1,000.00	$ 934.80	$ 1.40
Hypothetical C		$ 1,000.00	$ 1,023.42	$ 1.46
Fidelity High Dividend ETF	0.29%
Actual		$ 1,000.00	$ 877.50	$ 1.35
Hypothetical C		$ 1,000.00	$ 1,023.42	$ 1.46
Fidelity Low Volatility Factor ETF	0.29%
Actual		$ 1,000.00	$ 989.50	$ 1.43
Hypothetical C		$ 1,000.00	$ 1,023.42	$ 1.46
Fidelity Momentum Factor ETF	0.29%
Actual		$ 1,000.00	$ 1,048.00	$ 1.48
Hypothetical C		$ 1,000.00	$ 1,023.42	$ 1.46
Fidelity Quality Factor ETF	0.29%
Actual		$ 1,000.00	$ 1,022.60	$ 1.46
Hypothetical C		$ 1,000.00	$ 1,023.42	$ 1.46
Fidelity Small-Mid Factor ETF	0.29%
Actual		$ 1,000.00	$ 911.70	$ 1.38
Hypothetical C		$ 1,000.00	$ 1,023.42	$ 1.46
Fidelity Stocks For Inflation ETF	0.29%
Actual		$ 1,000.00	$ 954.00	$ 1.41
Hypothetical C		$ 1,000.00	$ 1,023.42	$ 1.46
101

Shareholder Expense Example (Unaudited)  – continued
	Annualized Expense RatioA	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During PeriodB February 1, 2020 to July 31, 2020
Fidelity Value Factor ETF	0.29%
Actual		$ 1,000.00	$ 948.90	$ 1.41
Hypothetical C		$ 1,000.00	$ 1,023.42	$ 1.46

A	Annualized expense ratio reflects expenses net of applicable fee waivers.
B	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
C	5% return per year before expenses.
102

Distributions (Unaudited)
The Fidelity Stocks for Inflation ETF hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $168, or, if subsequently determined to be different, the net capital gain of such year.
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividend-received deduction for corporate shareholders:
	September 2019	December 2019	March 2020	June 2020
Fidelity Dividend ETF for Rising Rates	95%	95%	75%	75%
Fidelity High Dividend ETF	59%	59%	69%	69%
Fidelity Low Volatility Factor ETF	86%	86%	100%	100%
Fidelity Momentum Factor ETF	100%	100%	100%	100%
Fidelity Quality Factor ETF	100%	100%	100%	100%
Fidelity Small-Mid Factor ETF	73%	73%	89%	89%
Fidelity Stocks for Inflation ETF	—	88%	100%	100%
Fidelity Value Factor ETF	100%	100%	100%	100%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
	September 2019	December 2019	March 2020	June 2020
Fidelity Dividend ETF for Rising Rates	100%	100%	84%	84%
Fidelity High Dividend ETF	69%	69%	87%	87%
Fidelity Low Volatility Factor ETF	92%	92%	100%	100%
Fidelity Momentum Factor ETF	100%	100%	100%	100%
Fidelity Quality Factor ETF	100%	100%	100%	100%
Fidelity Small-Mid Factor ETF	76%	76%	92%	92%
Fidelity Stocks for Inflation ETF	—	97%	100%	100%
Fidelity Value Factor ETF	100%	100%	100%	100%
A percentage of the dividends distributed during the calendar year 2019 for the following funds qualify as a section 199A dividend:
	March 2019	June 2019	September 2019	December 2019
Fidelity Dividend ETF for Rising Rates	8%	8%	—	—
Fidelity High Dividend ETF	23%	23%	21%	21%
Fidelity Low Volatility Factor ETF	3%	3%	8%	8%
Fidelity Small-Mid Factor ETF	26%	26%	22%	22%
Fidelity Stocks for Inflation ETF	—	—	—	3%
The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.
103

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.
In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
      Highly liquid investments – cash or convertible to cash within three business days or less
      Moderately liquid investments – convertible to cash in three to seven calendar days
      Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
      Illiquid investments – cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.
104

Proxy Voting Results
A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.
PROPOSAL 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	9,282,142,479.280	96.563
Withheld	330,428,349.514	3.437
TOTAL	9,612,570,828.794	100.000
Donald F. Donahue
Affirmative	9,291,214,667.254	96.657
Withheld	321,356,161.540	3.343
TOTAL	9,612,570,828.794	100.000
Bettina Doulton
Affirmative	9,305,383,119.035	96.804
Withheld	307,187,709.760	3.196
TOTAL	9,612,570,828.794	100.000
Vicki L. Fuller
Affirmative	9,309,945,465.761	96.852
Withheld	302,625,363.033	3.148
TOTAL	9,612,570,828.794	100.000
Patricia L. Kampling
Affirmative	9,313,717,969.953	96.891
Withheld	298,852,858.841	3.109
TOTAL	9,612,570,828.794	100.000
Alan J. Lacy
Affirmative	9,286,152,312.666	96.604
Withheld	326,418,516.129	3.396
TOTAL	9,612,570,828.794	100.000
Ned C. Lautenbach
Affirmative	8,527,074,727.936	88.708
Withheld	1,085,496,100.858	11.292
TOTAL	9,612,570,828.794	100.000
Robert A. Lawrence
Affirmative	9,292,882,256.101	96.674
Withheld	319,688,572.693	3.326
TOTAL	9,612,570,828.794	100.000
Joseph Mauriello
Affirmative	9,271,962,598.733	96.457
Withheld	340,608,230.062	3.543
TOTAL	9,612,570,828.794	100.000
Cornelia M. Small
Affirmative	9,282,431,158.269	96.566
Withheld	330,139,670.526	3.434
TOTAL	9,612,570,828.794	100.000
Garnett A. Smith
Affirmative	9,276,917,476.273	96.508
Withheld	335,653,352.521	3.492
TOTAL	9,612,570,828.794	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	9,285,446,239.314	96.597
Withheld	327,124,589.481	3.403
TOTAL	9,612,570,828.794	100.000
Susan Tomasky
Affirmative	9,307,387,519.373	96.825
Withheld	305,183,309.422	3.175
TOTAL	9,612,570,828.794	100.000
Michael E. Wiley
Affirmative	9,279,381,945.378	96.534
Withheld	333,188,883.417	3.466
TOTAL	9,612,570,828.794	100.000
Proposal 1 reflects trust wide proposal and voting results.

105

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106

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107

CPF-ANN-0920
1.9881294.103

Fidelity® Blue Chip Growth ETF
Fidelity® Blue Chip Value ETF
Fidelity® New Millennium ETF
Annual Report
July 31, 2020

See the inside front cover for important information
about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.
You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.
Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose ‘no’ under Required Disclosures to continue print)	1-800-343-0860

To view a fund’s proxy voting guidelines and proxy voting record for the period ended June, 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.
© 2020 FMR LLC. All Rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither the funds nor Fidelity Distributors Corporation is a bank.
3

Note to Shareholders:
Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.
In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are "exogenous shocks" that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.
Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.
4

Fidelity® Blue Chip Growth ETF
Investment Summary (Unaudited)
Top Ten Stocks as of July 31, 2020
% of fund's net assets
Amazon.com, Inc.	10.0
Apple, Inc.	9.4
Microsoft Corp.	7.0
Alphabet, Inc. Class A	5.0
Facebook, Inc. Class A	4.0
NVIDIA Corp.	3.8
Tesla, Inc.	3.3
Marvell Technology Group Ltd.	2.9
Salesforce.com, Inc.	2.4
Visa, Inc. Class A	2.0
49.8

Top Five Market Sectors as of July 31, 2020
% of fund's net assets
Information Technology	38.9
Consumer Discretionary	28.8
Communication Services	13.9
Health Care	9.6
Industrials	3.0

Asset Allocation as of July 31, 2020
* Foreign investments – 9.4%
5

Fidelity® Blue Chip Value ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
Berkshire Hathaway, Inc. Class B	3.9
Comcast Corp. Class A	3.2
Cisco Systems, Inc.	3.0
Centene Corp.	2.7
Wells Fargo & Co.	2.5
Cigna Corp.	2.5
Bristol-Myers Squibb Co.	2.4
UnitedHealth Group, Inc.	2.4
Newmont Corp.	2.4
DuPont de Nemours, Inc.	2.3
27.3

Top Five Market Sectors as of July 31, 2020
% of fund's net assets
Financials	19.9
Health Care	18.5
Industrials	12.0
Communication Services	10.8
Information Technology	10.1

Asset Allocation as of July 31, 2020
* Foreign investments – 8.1%
6

Fidelity® New Millennium ETF
Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020
% of fund's net assets
General Electric Co.	4.4
Comcast Corp. Class A	3.1
Bank of America Corp.	2.8
Exxon Mobil Corp.	2.5
Wells Fargo & Co.	2.2
Visa, Inc. Class A	2.2
Cisco Systems, Inc.	2.2
NVIDIA Corp.	2.1
UnitedHealth Group, Inc.	2.1
Peloton Interactive, Inc. Class A	2.1
25.7

Top Five Market Sectors as of July 31, 2020
% of fund's net assets
Financials	17.6
Health Care	15.6
Information Technology	14.1
Industrials	13.7
Consumer Discretionary	11.4

Asset Allocation as of July 31, 2020
* Foreign investments – 8.9%
7

Fidelity® Blue Chip Growth ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 97.3%
	Shares	Value
COMMUNICATION SERVICES – 13.9%
Entertainment – 4.0%
Activision Blizzard, Inc.	3,511	$ 290,114
Electronic Arts, Inc. (a)	148	20,960
Netflix, Inc. (a)	1,373	671,232
Roku, Inc. (a)	787	121,898
Sea Ltd. ADR (a)	4,110	502,242
Spotify Technology S.A. (a)	135	34,806
Take-Two Interactive Software, Inc. (a)	41	6,725
Warner Music Group Corp. Class A (a)	211	6,362
		1,654,339
Interactive Media & Services – 9.6%
Alphabet, Inc. Class A (a)	1,383	2,057,835
Cargurus, Inc. (a)	848	24,499
Facebook, Inc. Class A (a)	6,627	1,681,071
Match Group, Inc. (a)	820	84,214
Snap, Inc. Class A (a)	2,524	56,588
Twitter, Inc. (a)	559	20,347
Yandex N.V. Class A (a)	413	23,764
ZoomInfo Technologies, Inc. Class A (a)	393	16,062
		3,964,380
Media – 0.0%
The New York Times Co. Class A	194	8,951
Wireless Telecommunication Services – 0.3%
T-Mobile US, Inc. (a)	1,221	131,111
TOTAL COMMUNICATION SERVICES		5,758,781
CONSUMER DISCRETIONARY – 28.8%
Auto Components – 0.1%
BorgWarner, Inc.	752	27,523
Lear Corp.	178	19,648
		47,171
Automobiles – 3.3%
Harley-Davidson, Inc.	744	19,366
Li Auto, Inc. ADR (a)	347	5,552
Tesla, Inc. (a)	943	1,349,207
		1,374,125
Distributors – 0.0%
Pool Corp.	53	16,785
Diversified Consumer Services – 0.0%
Chegg, Inc. (a)	128	10,364
Hotels, Restaurants & Leisure – 2.4%
Boyd Gaming Corp.	3,434	81,283
Caesars Entertainment, Inc. (a)	2,582	80,171
Chipotle Mexican Grill, Inc. (a)	143	165,188
Churchill Downs, Inc.	578	80,065
Darden Restaurants, Inc.	735	55,786
Domino's Pizza, Inc.	22	8,505
DraftKings, Inc. Class A (a)	241	8,043
Hilton Worldwide Holdings, Inc.	581	43,604

	Shares	Value

Las Vegas Sands Corp.	925	$ 40,367
Marriott International, Inc. Class A	613	51,385
Melco Resorts & Entertainment Ltd. ADR	666	10,962
Penn National Gaming, Inc. (a)	18	609
Planet Fitness, Inc. Class A (a)	731	38,158
Shake Shack, Inc. Class A (a)	213	10,341
Starbucks Corp.	1,586	121,377
Texas Roadhouse, Inc.	1,329	74,677
Vail Resorts, Inc.	285	54,729
Wingstop, Inc.	254	39,687
Wynn Resorts Ltd.	288	20,860
		985,797
Household Durables – 0.9%
D.R. Horton, Inc.	341	22,561
iRobot Corp. (a)	521	37,872
KB Home	484	16,282
Leggett & Platt, Inc.	90	3,608
Lennar Corp. Class A	541	39,141
NVR, Inc. (a)	4	15,721
PulteGroup, Inc.	232	10,115
Sony Corp. ADR	967	75,387
Taylor Morrison Home Corp. (a)	1,305	30,602
Tempur Sealy International, Inc. (a)	487	39,423
Toll Brothers, Inc.	902	34,456
TRI Pointe Group, Inc. (a)	2,844	47,552
Whirlpool Corp.	36	5,872
		378,592
Internet & Direct Marketing Retail – 14.3%
Alibaba Group Holding Ltd. ADR (a)	2,244	563,289
Amazon.com, Inc. (a)	1,317	4,167,884
Booking Holdings, Inc. (a)	132	219,401
Chewy, Inc. Class A (a)	895	46,978
eBay, Inc.	442	24,434
Expedia Group, Inc.	78	6,319
Farfetch Ltd. Class A (a)	906	23,221
Fiverr International Ltd. (a)	317	29,617
JD.com, Inc. ADR (a)	1,735	110,676
MercadoLibre, Inc. (a)	216	242,918
Pinduoduo, Inc. ADR (a)	4,469	410,254
The RealReal, Inc. (a)	6,132	83,640
		5,928,631
Leisure Products – 0.4%
BRP, Inc.	174	7,794
Callaway Golf Co.	318	6,058
Peloton Interactive, Inc. Class A	1,440	98,237
Polaris, Inc.	87	9,016
Vista Outdoor, Inc. (a)	1,483	25,433
		146,538
Multiline Retail – 0.5%
Dollar General Corp.	213	40,555
Dollar Tree, Inc. (a)	741	69,173

See accompanying notes which are an integral part of the financial statements.
8

Common Stocks – continued
	Shares	Value
CONSUMER DISCRETIONARY – continued
Multiline Retail – continued
Nordstrom, Inc.	1,967	$ 26,928
Ollie's Bargain Outlet Holdings, Inc. (a)	240	25,224
Target Corp.	168	21,148
		183,028
Specialty Retail – 4.4%
Burlington Stores, Inc. (a)	487	91,556
Carvana Co. (a)	1,820	282,009
Dick's Sporting Goods, Inc.	554	25,273
Five Below, Inc. (a)	821	89,415
Floor & Decor Holdings, Inc. Class A (a)	2,842	187,288
Lowe's Cos., Inc.	3,924	584,323
RH (a)	523	150,326
Ross Stores, Inc.	15	1,345
The Gap, Inc.	1,020	13,637
The Home Depot, Inc.	1,418	376,465
The Michaels Cos., Inc. (a)	1,451	10,418
Vroom, Inc. (a)	166	9,826
Williams-Sonoma, Inc.	90	7,841
		1,829,722
Textiles, Apparel & Luxury Goods – 2.5%
Aritzia, Inc. (a)	247	3,270
Canada Goose Holdings, Inc. (a)	130	2,893
Crocs, Inc. (a)	2,207	79,320
Deckers Outdoor Corp. (a)	309	64,658
Lululemon Athletica, Inc. (a)	609	198,284
NIKE, Inc. Class B	6,419	626,559
PVH Corp.	947	46,081
VF Corp.	239	14,426
		1,035,491
TOTAL CONSUMER DISCRETIONARY		11,936,244
CONSUMER STAPLES – 1.6%
Beverages – 0.3%
Keurig Dr Pepper, Inc.	894	27,347
Monster Beverage Corp. (a)	546	42,850
The Boston Beer Co., Inc. Class A (a)	92	74,561
		144,758
Food & Staples Retailing – 0.6%
BJ's Wholesale Club Holdings, Inc. (a)	1,382	55,349
Costco Wholesale Corp.	336	109,378
Performance Food Group Co. (a)	597	16,728
The Kroger Co.	2,076	72,224
		253,679
Food Products – 0.1%
Freshpet, Inc. (a)	73	7,011
Whole Earth Brands, Inc. (a)	2,254	15,643
		22,654

	Shares	Value

Household Products – 0.5%
The Clorox Co.	360	$85,144
The Procter & Gamble Co.	977	128,104
		213,248
Personal Products – 0.1%
Herbalife Nutrition Ltd. (a)	715	36,637
TOTAL CONSUMER STAPLES		670,976
FINANCIALS – 1.0%
Capital Markets – 0.5%
BlackRock, Inc.	118	67,851
Moody's Corp.	30	8,439
Morgan Stanley	308	15,055
MSCI, Inc.	209	78,580
The Goldman Sachs Group, Inc.	79	15,639
		185,564
Consumer Finance – 0.3%
Ally Financial, Inc.	2,762	55,516
Capital One Financial Corp.	321	20,480
Discover Financial Services	641	31,684
LendingTree, Inc. (a)	17	5,887
Synchrony Financial	1,351	29,898
		143,465
Insurance – 0.2%
eHealth, Inc. (a)	970	67,066
Insurance Acquisition Corp. Class A	1,104	11,824
Selectquote, Inc. (a)	195	3,488
		82,378
TOTAL FINANCIALS		411,407
HEALTH CARE – 9.6%
Biotechnology – 3.0%
AbbVie, Inc.	50	4,745
ACADIA Pharmaceuticals, Inc. (a)	579	24,069
Acceleron Pharma, Inc. (a)	326	32,329
ADC Therapeutics S.A. (a)	248	11,532
Agios Pharmaceuticals, Inc. (a)	511	23,158
Aimmune Therapeutics, Inc. (a)	846	11,176
Allakos, Inc. (a)	93	6,981
Alnylam Pharmaceuticals, Inc. (a)	846	123,313
Annexon, Inc. (a)	239	4,357
Aurinia Pharmaceuticals, Inc. (a)	302	4,267
Avidity Biosciences, Inc. (a)	186	5,243
BeiGene Ltd. ADR (a)	156	32,604
BioNTech SE ADR (a)	70	5,748
Black Diamond Therapeutics, Inc. (a)	91	2,532
Bridgebio Pharma, Inc. (a)	197	5,544
CareDx, Inc. (a)	143	4,769
Coherus Biosciences, Inc. (a)	684	12,032
Crinetics Pharmaceuticals, Inc. (a)	126	1,749
See accompanying notes which are an integral part of the financial statements.
9

Fidelity® Blue Chip Growth ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Biotechnology – continued
FibroGen, Inc. (a)	573	$ 23,189
Forma Therapeutics Holdings, Inc. (a)	154	5,384
Global Blood Therapeutics, Inc. (a)	551	37,181
Immunomedics, Inc. (a)	211	8,911
Intercept Pharmaceuticals, Inc. (a)	260	11,866
Mirati Therapeutics, Inc. (a)	70	8,492
Moderna, Inc. (a)	416	30,826
Myovant Sciences Ltd. (a)	670	10,184
Neurocrine Biosciences, Inc. (a)	513	61,745
Nkarta, Inc. (a)	249	6,412
Passage Bio, Inc. (a)	95	1,486
Regeneron Pharmaceuticals, Inc. (a)	537	339,422
Relay Therapeutics, Inc. (a)	209	7,411
REVOLUTION Medicines, Inc. (a)	91	2,195
Sarepta Therapeutics, Inc. (a)	637	97,792
Seattle Genetics, Inc. (a)	83	13,800
Turning Point Therapeutics, Inc. (a)	672	39,803
Vaxcyte, Inc. (a)	386	12,124
Vertex Pharmaceuticals, Inc. (a)	628	170,816
Viela Bio, Inc. (a)	126	4,613
Zai Lab Ltd. ADR (a)	585	44,524
		1,254,324
Health Care Equipment & Supplies – 3.1%
AtriCure, Inc. (a)	83	3,387
Axonics Modulation Technologies, Inc. (a)	759	32,151
Becton Dickinson and Co.	600	168,804
Danaher Corp.	114	23,233
DexCom, Inc. (a)	585	254,791
Hologic, Inc. (a)	532	37,123
Inmode Ltd. (a)	368	11,909
Intuitive Surgical, Inc. (a)	535	366,710
Masimo Corp. (a)	229	50,408
Novocure Ltd. (a)	334	25,314
Quidel Corp. (a)	496	140,105
Shockwave Medical, Inc. (a)	66	3,255
Tandem Diabetes Care, Inc. (a)	1,227	128,173
West Pharmaceutical Services, Inc.	136	36,566
		1,281,929
Health Care Providers & Services – 1.5%
1Life Healthcare, Inc. (a)	315	9,327
Cigna Corp. (a)	385	66,486
Guardant Health, Inc. (a)	385	32,794
Humana, Inc.	302	118,520
UnitedHealth Group, Inc.	1,350	408,753
		635,880
Health Care Technology – 0.0%
Phreesia, Inc. (a)	107	3,216

	Shares	Value

Life Sciences Tools & Services – 0.4%
NanoString Technologies, Inc. (a)	112	$4,045
Thermo Fisher Scientific, Inc.	375	155,231
		159,276
Pharmaceuticals – 1.6%
AstraZeneca PLC ADR	3,110	173,476
Axsome Therapeutics, Inc. (a)	25	1,783
Bristol-Myers Squibb Co.	738	43,291
Eli Lilly & Co.	1,064	159,909
Horizon Therapeutics PLC (a)	525	32,125
Intra-Cellular Therapies, Inc. (a)	530	10,507
Nektar Therapeutics (a)	1,039	23,024
Royalty Pharma PLC Class A (a)	395	17,005
Sanofi ADR	132	6,923
Zoetis, Inc.	1,161	176,100
		644,143
TOTAL HEALTH CARE		3,978,768
INDUSTRIALS – 3.0%
Aerospace & Defense – 0.0%
Axon Enterprise, Inc. (a)	71	5,902
Air Freight & Logistics – 0.1%
XPO Logistics, Inc. (a)	439	32,934
Airlines – 0.1%
JetBlue Airways Corp. (a)	604	6,245
Ryanair Holdings PLC ADR (a)	27	2,025
Southwest Airlines Co.	338	10,441
Spirit Airlines, Inc. (a)	1,930	30,513
		49,224
Building Products – 0.0%
Fortune Brands Home & Security, Inc.	160	12,240
The AZEK Co., Inc. (a)	185	6,383
		18,623
Commercial Services & Supplies – 0.1%
Copart, Inc. (a)	159	14,827
HNI Corp.	211	6,267
KAR Auction Services, Inc.	291	4,403
Knoll, Inc.	516	6,042
Steelcase, Inc. Class A	542	5,815
		37,354
Construction & Engineering – 0.1%
Dycom Industries, Inc. (a)	1,097	46,985
Electrical Equipment – 0.1%
Rockwell Automation, Inc.	73	15,924
Sensata Technologies Holding PLC (a)	792	30,080
Vicor Corp. (a)	49	3,992
		49,996
Professional Services – 0.3%
Equifax, Inc.	528	85,832

See accompanying notes which are an integral part of the financial statements.
10

Common Stocks – continued
	Shares	Value
INDUSTRIALS – continued
Professional Services – continued
ManpowerGroup, Inc.	360	$ 24,764
		110,596
Road & Rail – 2.2%
Knight-Swift Transportation Holdings, Inc.	1,623	70,584
LYFT, Inc. Class A (a)	9,451	276,253
Uber Technologies, Inc. (a)	18,895	571,763
		918,600
TOTAL INDUSTRIALS		1,270,214
INFORMATION TECHNOLOGY – 38.9%
Electronic Equipment, Instruments & Components – 0.6%
Flex Ltd. (a)	988	11,352
FLIR Systems, Inc.	1,082	45,076
II-VI, Inc. (a)	3,464	175,694
Jabil, Inc.	326	11,365
		243,487
IT Services – 6.1%
Alliance Data Systems Corp.	742	32,915
Black Knight, Inc. (a)	223	16,707
Endava PLC ADR (a)	233	12,034
Mastercard, Inc. Class A	2,168	668,893
MongoDB, Inc. (a)	234	53,605
PayPal Holdings, Inc. (a)	2,391	468,803
Repay Holding Corp. (a)	344	7,613
Square, Inc. Class A (a)	656	85,182
Twilio, Inc. Class A (a)	914	253,562
Visa, Inc. Class A	4,449	847,089
Wix.com Ltd. (a)	283	82,206
		2,528,609
Semiconductors & Semiconductor Equipment – 9.7%
Advanced Micro Devices, Inc. (a)	4,453	344,796
Cirrus Logic, Inc. (a)	402	27,549
Enphase Energy, Inc. (a)	710	42,856
Inphi Corp. (a)	73	9,538
Lam Research Corp.	50	18,858
Lattice Semiconductor Corp. (a)	247	7,679
Marvell Technology Group Ltd.	32,602	1,188,995
Micron Technology, Inc. (a)	5,055	253,028
NVIDIA Corp.	3,718	1,578,626
NXP Semiconductors N.V.	3,209	377,154
ON Semiconductor Corp. (a)	579	11,927
SolarEdge Technologies, Inc. (a)	300	52,530
Synaptics, Inc. (a)	197	15,764
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	170	13,411
Universal Display Corp.	302	52,684
Xilinx, Inc.	209	22,436
		4,017,831

	Shares	Value

Software – 13.1%
Adobe, Inc. (a)	1,342	$ 596,278
Avalara, Inc. (a)	172	23,125
Bill.com Holdings, Inc. (a)	137	12,756
Coupa Software, Inc. (a)	190	58,226
Crowdstrike Holdings, Inc. Class A (a)	691	78,221
DocuSign, Inc. (a)	180	39,029
Dynatrace, Inc. (a)	136	5,689
Elastic N.V. (a)	276	26,549
Five9, Inc. (a)	187	22,593
HubSpot, Inc. (a)	201	47,157
Lightspeed POS, Inc. (a)	1,501	42,404
Microsoft Corp.	14,111	2,892,896
Paycom Software, Inc. (a)	229	65,121
Ping Identity Holding Corp. (a)	368	12,645
RingCentral, Inc. Class A (a)	403	116,979
Salesforce.com, Inc. (a)	5,174	1,008,154
ServiceNow, Inc. (a)	336	147,571
Slack Technologies, Inc. Class A (a)	628	18,557
Smartsheet, Inc. Class A (a)	133	6,349
The Trade Desk, Inc. Class A (a)	332	149,838
Workday, Inc. Class A (a)	128	23,158
Zoom Video Communications, Inc. Class A (a)	162	41,133
		5,434,428
Technology Hardware, Storage & Peripherals – 9.4%
Apple, Inc.	9,166	3,895,917
Western Digital Corp.	251	10,818
		3,906,735
TOTAL INFORMATION TECHNOLOGY		16,131,090
MATERIALS – 0.2%
Chemicals – 0.2%
The Chemours Co.	4,885	90,519
Metals & Mining – 0.0%
First Quantum Minerals Ltd.	1,025	8,662
Lundin Mining Corp.	1,189	6,658
		15,320
TOTAL MATERIALS		105,839
REAL ESTATE – 0.3%
Equity Real Estate Investment Trusts (REITs) – 0.1%
Douglas Emmett, Inc.	339	9,879
Equinix, Inc.	30	23,564
		33,443
Real Estate Management & Development – 0.2%
CBRE Group, Inc. Class A (a)	169	7,404
Jones Lang LaSalle, Inc.	32	3,165
See accompanying notes which are an integral part of the financial statements.
11

Fidelity® Blue Chip Growth ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Real Estate Management & Development – continued
Redfin Corp. (a)	2,002	$ 83,243
		93,812
TOTAL REAL ESTATE		127,255
TOTAL COMMON STOCKS (Cost $37,867,316)		40,390,574
Exchange Traded Fund – 1.6%

Invesco QQQ Trust Series 1	786	208,911
SPDR S&P Biotech ETF	4,140	452,626
TOTAL EXCHANGE TRADED FUNDS (Cost $653,052)		661,537
Money Market Fund – 1.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $457,997)	457,997	457,997
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $38,978,365)		41,510,108
NET OTHER ASSETS (LIABILITIES) – (0.0%)		(15,957)
NET ASSETS – 100.0%		$ 41,494,151

Security Type Abbreviations
ETF –	Exchange-Traded Fund

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$ 5,758,781	$ 5,758,781	$ —	$ —
Consumer Discretionary	11,936,244	11,936,244	—	—
Consumer Staples	670,976	670,976	—	—
Financials	411,407	411,407	—	—
Health Care	3,978,768	3,978,768	—	—
Industrials	1,270,214	1,270,214	—	—
Information Technology	16,131,090	16,131,090	—	—
Materials	105,839	105,839	—	—
Real Estate	127,255	127,255	—	—
Exchange Traded Fund	661,537	661,537	—	—
Money Market Fund	457,997	457,997	—	—
Total Investments in Securities:	$ 41,510,108	$ 41,510,108	$ —	$ —
See accompanying notes which are an integral part of the financial statements.
12

Fidelity® Blue Chip Value ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 99.4%
	Shares	Value
COMMUNICATION SERVICES – 10.8%
Interactive Media & Services – 3.4%
Alphabet, Inc. Class A (a)	110	$163,675
Facebook, Inc. Class A (a)	435	110,346
		274,021
Media – 5.5%
Comcast Corp. Class A	6,053	259,068
Fox Corp. Class A	1,132	29,172
The Interpublic Group of Cos., Inc.	6,053	109,257
WPP PLC ADR	1,165	43,454
		440,951
Wireless Telecommunication Services – 1.9%
T-Mobile US, Inc. (a)	1,436	154,198
TOTAL COMMUNICATION SERVICES		869,170
CONSUMER DISCRETIONARY – 9.4%
Auto Components – 0.8%
Lear Corp.	619	68,325
Entertainment – 0.3%
Lions Gate Entertainment Corp. Class B (a)	2,879	20,470
Household Durables – 1.3%
Newell Brands, Inc.	1,434	23,517
Whirlpool Corp.	522	85,149
		108,666
Multiline Retail – 1.1%
Dollar General Corp.	459	87,393
Specialty Retail – 4.4%
Best Buy Co., Inc.	1,166	116,122
Dick's Sporting Goods, Inc.	968	44,160
Lowe's Cos., Inc.	993	147,868
Tiffany & Co., Inc.	194	24,320
Williams-Sonoma, Inc.	311	27,094
		359,564
Textiles, Apparel & Luxury Goods – 1.5%
PVH Corp.	1,659	80,727
Tapestry, Inc.	2,805	37,475
		118,202
TOTAL CONSUMER DISCRETIONARY		762,620
CONSUMER STAPLES – 3.8%
Food & Staples Retailing – 2.6%
Sysco Corp.	1,635	86,410
US Foods Holding Corp. (a)	5,951	120,805
		207,215
Food Products – 0.3%
Tyson Foods, Inc. Class A	443	27,222

	Shares	Value

Tobacco – 0.9%
Altria Group, Inc.	1,810	$ 74,482
TOTAL CONSUMER STAPLES		308,919
ENERGY – 2.1%
Oil, Gas & Consumable Fuels – 2.1%
BP PLC ADR	1,297	28,586
Cabot Oil & Gas Corp.	3,863	72,238
TOTAL SE ADR	1,015	38,225
Valero Energy Corp.	484	27,215
TOTAL ENERGY		166,264
FINANCIALS – 19.9%
Banks – 7.3%
Bank of America Corp.	6,324	157,341
CIT Group, Inc.	1,090	20,678
Cullen/Frost Bankers, Inc.	316	22,771
JPMorgan Chase & Co.	1,166	112,682
M&T Bank Corp.	426	45,135
Truist Financial Corp.	707	26,484
Wells Fargo & Co.	8,304	201,455
		586,546
Capital Markets – 1.4%
Affiliated Managers Group, Inc.	599	41,205
BlackRock, Inc.	59	33,925
Invesco Ltd.	1,120	11,245
State Street Corp.	401	25,580
		111,955
Consumer Finance – 2.9%
Capital One Financial Corp.	1,660	105,908
Discover Financial Services	2,621	129,556
		235,464
Diversified Financial Services – 3.9%
Berkshire Hathaway, Inc. Class B (a)	1,607	314,619
Insurance – 3.9%
American International Group, Inc.	1,243	39,950
Chubb Ltd.	874	111,208
MetLife, Inc.	528	19,985
The Allstate Corp.	290	27,373
The Travelers Cos., Inc.	1,042	119,225
		317,741
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
AGNC Investment Corp.	1,375	18,700
Thrifts & Mortgage Finance – 0.3%
Essent Group Ltd.	273	9,782
MGIC Investment Corp.	1,735	14,348
		24,130
TOTAL FINANCIALS		1,609,155

See accompanying notes which are an integral part of the financial statements.
13

Fidelity® Blue Chip Value ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
HEALTH CARE – 18.5%
Biotechnology – 4.1%
Alexion Pharmaceuticals, Inc. (a)	746	$ 76,457
Amgen, Inc.	598	146,313
Regeneron Pharmaceuticals, Inc. (a)	168	106,188
		328,958
Health Care Providers & Services – 10.7%
Anthem, Inc.	385	105,413
Centene Corp. (a)	3,421	223,220
Cigna Corp. (a)	1,155	199,457
CVS Health Corp.	1,683	105,928
Humana, Inc.	99	38,853
UnitedHealth Group, Inc.	640	193,779
		866,650
Pharmaceuticals – 3.7%
Bristol-Myers Squibb Co.	3,313	194,340
Sanofi ADR	1,993	104,533
		298,873
TOTAL HEALTH CARE		1,494,481
INDUSTRIALS – 12.0%
Aerospace & Defense – 2.0%
General Dynamics Corp.	753	110,495
Raytheon Technologies Corp.	845	47,895
		158,390
Air Freight & Logistics – 0.2%
XPO Logistics, Inc. (a)	274	20,555
Airlines – 0.5%
Alaska Air Group, Inc.	1,137	39,158
Building Products – 2.4%
Carrier Global Corp.	890	24,244
Owens Corning	1,657	100,199
Trane Technologies PLC	628	70,254
		194,697
Electrical Equipment – 1.9%
Acuity Brands, Inc.	822	81,460
Regal-Beloit Corp.	810	74,496
		155,956
Machinery – 3.7%
Ingersoll Rand, Inc. (a)	992	31,337
ITT, Inc.	309	17,839
Oshkosh Corp.	1,291	101,627
Otis Worldwide Corp.	589	36,954
Stanley Black & Decker, Inc.	727	111,464
		299,221
Trading Companies & Distributors – 1.3%
HD Supply Holdings, Inc. (a)	2,121	74,447

	Shares	Value

United Rentals, Inc. (a)	205	$ 31,851
		106,298
TOTAL INDUSTRIALS		974,275
INFORMATION TECHNOLOGY – 10.1%
Communications Equipment – 3.0%
Cisco Systems, Inc.	5,101	240,257
Electronic Equipment, Instruments & Components – 1.6%
Avnet, Inc.	154	4,115
TE Connectivity Ltd.	1,378	122,738
		126,853
IT Services – 1.8%
Amdocs Ltd.	895	55,580
Cognizant Technology Solutions Corp. Class A	1,356	92,642
		148,222
Semiconductors & Semiconductor Equipment – 3.1%
Broadcom, Inc.	34	10,769
Intel Corp.	3,775	180,181
NXP Semiconductors N.V.	437	51,361
ON Semiconductor Corp. (a)	578	11,907
		254,218
Software – 0.6%
NortonLifelock, Inc.	2,100	45,045
TOTAL INFORMATION TECHNOLOGY		814,595
MATERIALS – 5.4%
Chemicals – 2.9%
Albemarle Corp.	577	47,579
DuPont de Nemours, Inc.	3,524	188,464
		236,043
Metals & Mining – 2.5%
BHP Group Ltd. ADR	181	9,564
Newmont Corp.	2,793	193,276
		202,840
TOTAL MATERIALS		438,883
REAL ESTATE – 2.1%
Equity Real Estate Investment Trusts (REITs) – 0.5%
Simon Property Group, Inc.	653	40,715
Real Estate Management & Development – 1.6%
CBRE Group, Inc. Class A (a)	2,934	128,538
TOTAL REAL ESTATE		169,253
UTILITIES – 5.3%
Electric Utilities – 4.1%
Exelon Corp.	2,857	110,309
PG&E Corp. (a)	7,896	73,827

See accompanying notes which are an integral part of the financial statements.
14

Common Stocks – continued
	Shares	Value
UTILITIES – continued
Electric Utilities – continued
The Southern Co.	2,687	$ 146,737
		330,873
Multi-Utilities – 1.2%
Dominion Energy, Inc.	1,249	101,207
TOTAL UTILITIES		432,080
TOTAL COMMON STOCKS (Cost $7,958,991)		8,039,695
Money Market Fund – 0.6%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $51,912)	51,912	51,912
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $8,010,903)		8,091,607
NET OTHER ASSETS (LIABILITIES) – 0.0%		1,328
NET ASSETS – 100.0%		$ 8,092,935

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$ 869,170	$ 869,170	$ —	$ —
Consumer Discretionary	762,620	762,620	—	—
Consumer Staples	308,919	308,919	—	—
Energy	166,264	166,264	—	—
Financials	1,609,155	1,609,155	—	—
Health Care	1,494,481	1,494,481	—	—
Industrials	974,275	974,275	—	—
Information Technology	814,595	814,595	—	—
Materials	438,883	438,883	—	—
Real Estate	169,253	169,253	—	—
Utilities	432,080	432,080	—	—
Money Market Fund	51,912	51,912	—	—
Total Investments in Securities:	$ 8,091,607	$ 8,091,607	$ —	$ —
See accompanying notes which are an integral part of the financial statements.
15

Fidelity® New Millennium ETF
Schedule of Investments July 31, 2020
Showing Percentage of Net Assets
Common Stocks – 98.5%
	Shares	Value
COMMUNICATION SERVICES – 7.0%
Diversified Telecommunication Services – 2.6%
Cogent Communications Holdings, Inc.	421	$37,937
Verizon Communications, Inc.	2,067	118,811
		156,748
Media – 3.3%
Comcast Corp. Class A	4,402	188,405
Sinclair Broadcast Group, Inc. Class A	696	14,338
		202,743
Wireless Telecommunication Services – 1.1%
T-Mobile US, Inc. (a)	650	69,797
TOTAL COMMUNICATION SERVICES		429,288
CONSUMER DISCRETIONARY – 11.4%
Automobiles – 1.3%
Fiat Chrysler Automobiles N.V. (a)	4,465	45,320
General Motors Co.	1,373	34,174
		79,494
Hotels, Restaurants & Leisure – 0.9%
Churchill Downs, Inc.	183	25,349
Dunkin' Brands Group, Inc.	441	30,310
		55,659
Household Durables – 2.2%
D.R. Horton, Inc.	1,012	66,954
Mohawk Industries, Inc. (a)	262	20,920
NVR, Inc. (a)	12	47,162
		135,036
Internet & Direct Marketing Retail – 0.7%
Booking Holdings, Inc. (a)	27	44,878
Leisure Products – 2.6%
Peloton Interactive, Inc. Class A	1,832	124,979
Smith & Wesson Brands, Inc.	1,531	36,576
		161,555
Specialty Retail – 2.9%
AutoZone, Inc. (a)	34	41,052
Best Buy Co., Inc.	387	38,541
National Vision Holdings, Inc. (a)	1,036	33,142
The TJX Cos., Inc.	1,218	63,324
		176,059
Textiles, Apparel & Luxury Goods – 0.8%
PVH Corp.	380	18,491
Tapestry, Inc.	1,160	15,497
Under Armour, Inc. Class A (a)	1,259	13,245
		47,233
TOTAL CONSUMER DISCRETIONARY		699,914
CONSUMER STAPLES – 2.0%
Beverages – 0.6%
Diageo PLC ADR	237	34,896

	Shares	Value

Food & Staples Retailing – 0.9%
The Kroger Co.	1,621	$ 56,395
Personal Products – 0.5%
Edgewell Personal Care Co. (a)	1,051	31,414
TOTAL CONSUMER STAPLES		122,705
ENERGY – 9.1%
Energy Equipment & Services – 0.8%
Borr Drilling Ltd. (a)	2,741	2,449
Oceaneering International, Inc. (a)	1,648	9,262
Schlumberger Ltd.	1,448	26,267
TechnipFMC PLC	982	7,885
		45,863
Oil, Gas & Consumable Fuels – 8.3%
BP PLC ADR	1,938	42,713
Cabot Oil & Gas Corp.	1,697	31,734
Cheniere Energy, Inc. (a)	1,228	60,761
Exxon Mobil Corp.	3,675	154,644
Golar LNG Ltd.	2,502	18,765
Hess Corp.	2,209	108,705
The Williams Cos., Inc.	3,159	60,432
Valero Energy Corp.	538	30,252
		508,006
TOTAL ENERGY		553,869
FINANCIALS – 17.6%
Banks – 7.7%
Bank of America Corp.	6,961	173,189
Comerica, Inc.	573	22,072
HDFC Bank Ltd. ADR (a)	787	36,792
The PNC Financial Services Group, Inc.	707	75,416
Wells Fargo & Co.	5,607	136,026
Wintrust Financial Corp.	655	28,034
		471,529
Capital Markets – 3.9%
Morgan Stanley	1,048	51,226
Nasdaq, Inc.	448	58,827
Northern Trust Corp.	480	37,608
The Goldman Sachs Group, Inc.	277	54,835
Virtu Financial, Inc. Class A	1,441	35,737
		238,233
Insurance – 6.0%
American International Group, Inc.	3,255	104,616
Arch Capital Group Ltd.	2,926	89,975
Chubb Ltd.	684	87,032
First American Financial Corp.	423	21,577
MetLife, Inc.	1,198	45,344
RenaissanceRe Holdings Ltd.	107	19,301
		367,845
TOTAL FINANCIALS		1,077,607

See accompanying notes which are an integral part of the financial statements.
16

Common Stocks – continued
	Shares	Value
HEALTH CARE – 15.6%
Biotechnology – 2.1%
Amgen, Inc.	326	$ 79,762
Regeneron Pharmaceuticals, Inc. (a)	57	36,028
Viela Bio, Inc. (a)	400	14,644
		130,434
Health Care Equipment & Supplies – 4.8%
Becton Dickinson and Co.	300	84,402
Boston Scientific Corp. (a)	1,937	74,710
Danaher Corp.	364	74,183
Intuitive Surgical, Inc. (a)	85	58,263
		291,558
Health Care Providers & Services – 4.5%
Centene Corp. (a)	969	63,227
Cigna Corp. (a)	341	58,887
UnitedHealth Group, Inc.	424	128,379
Universal Health Services, Inc. Class B	222	24,398
		274,891
Pharmaceuticals – 4.2%
Bristol-Myers Squibb Co.	1,330	78,018
Eli Lilly & Co.	591	88,821
Kala Pharmaceuticals, Inc. (a)	1,493	13,064
Prestige Consumer Healthcare, Inc. (a)	744	27,669
Sanofi ADR	897	47,048
		254,620
TOTAL HEALTH CARE		951,503
INDUSTRIALS – 13.7%
Aerospace & Defense – 4.0%
General Dynamics Corp.	438	64,272
Huntington Ingalls Industries, Inc.	407	70,700
Kratos Defense & Security Solutions, Inc. (a)	1,751	31,536
Northrop Grumman Corp.	239	77,677
		244,185
Air Freight & Logistics – 0.4%
XPO Logistics, Inc. (a)	339	25,432
Building Products – 0.6%
Fortune Brands Home & Security, Inc.	451	34,501
Commercial Services & Supplies – 1.3%
IAA, Inc. (a)	579	25,100
KAR Auction Services, Inc.	691	10,455
Stericycle, Inc. (a)	493	29,794
US Ecology, Inc.	442	15,328
		80,677
Construction & Engineering – 0.9%
AECOM (a)	836	30,255
Argan, Inc.	549	23,552
		53,807

	Shares	Value

Industrial Conglomerates – 4.4%
General Electric Co.	43,926	$ 266,631
Machinery – 1.3%
Donaldson Co., Inc.	718	34,708
Ingersoll Rand, Inc. (a)	754	23,819
Pentair PLC	466	19,968
		78,495
Road & Rail – 0.8%
Knight-Swift Transportation Holdings, Inc.	1,199	52,145
TOTAL INDUSTRIALS		835,873
INFORMATION TECHNOLOGY – 14.1%
Communications Equipment – 3.0%
Cisco Systems, Inc.	2,852	134,329
Telefonaktiebolaget LM Ericsson ADR	4,273	49,353
		183,682
Electronic Equipment, Instruments & Components – 2.0%
Amphenol Corp. Class A	582	61,552
FLIR Systems, Inc.	447	18,622
Keysight Technologies, Inc. (a)	403	40,256
		120,430
IT Services – 5.8%
Akamai Technologies, Inc. (a)	655	73,648
Black Knight, Inc. (a)	391	29,294
Euronet Worldwide, Inc. (a)	194	18,651
Fidelity National Information Services, Inc.	471	68,912
Leidos Holdings, Inc.	315	29,975
Visa, Inc. Class A	706	134,423
		354,903
Semiconductors & Semiconductor Equipment – 3.3%
Analog Devices, Inc.	313	35,948
Lam Research Corp.	99	37,339
NVIDIA Corp.	304	129,075
		202,362
TOTAL INFORMATION TECHNOLOGY		861,377
MATERIALS – 3.1%
Chemicals – 0.5%
Nutrien Ltd.	568	18,511
Olin Corp.	1,055	11,858
		30,369
Containers & Packaging – 1.1%
Avery Dennison Corp.	196	22,215
O-I Glass, Inc.	4,291	44,798
		67,013
Metals & Mining – 1.5%
Commercial Metals Co.	976	20,184
Royal Gold, Inc.	391	54,712
See accompanying notes which are an integral part of the financial statements.
17

Fidelity® New Millennium ETF
Schedule of Investments–continued
Common Stocks – continued
	Shares	Value
MATERIALS – continued
Metals & Mining – continued
Steel Dynamics, Inc.	651	$ 17,844
		92,740
TOTAL MATERIALS		190,122
REAL ESTATE – 2.8%
Equity Real Estate Investment Trusts (REITs) – 2.8%
Cousins Properties, Inc.	622	19,108
Gaming and Leisure Properties, Inc.	565	20,458
Healthcare Trust of America, Inc. Class A	778	21,480
Simon Property Group, Inc.	279	17,396
Spirit Realty Capital, Inc.	965	33,254
VEREIT, Inc.	2,517	16,386
VICI Properties, Inc.	2,045	44,397
TOTAL REAL ESTATE		172,479
UTILITIES – 2.1%
Electric Utilities – 2.1%
Duke Energy Corp.	865	73,300
The Southern Co.	970	52,972
TOTAL UTILITIES		126,272
TOTAL COMMON STOCKS (Cost $5,935,387)		6,021,009
Money Market Fund – 1.5%
	Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.05% (b) (Cost $90,862)	90,861	$ 90,862
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $6,026,249)		6,111,871
NET OTHER ASSETS (LIABILITIES) – 0.0%		212
NET ASSETS – 100.0%		$ 6,112,083

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation
The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$ 429,288	$ 429,288	$ —	$ —
Consumer Discretionary	699,914	699,914	—	—
Consumer Staples	122,705	122,705	—	—
Energy	553,869	553,869	—	—
Financials	1,077,607	1,077,607	—	—
Health Care	951,503	951,503	—	—
Industrials	835,873	835,873	—	—
Information Technology	861,377	861,377	—	—
Materials	190,122	190,122	—	—
Real Estate	172,479	172,479	—	—
Utilities	126,272	126,272	—	—
Money Market Fund	90,862	90,862	—	—
Total Investments in Securities:	$ 6,111,871	$ 6,111,871	$ —	$ —
See accompanying notes which are an integral part of the financial statements.
18

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19

Financial Statements
Statements of Assets and Liabilities
July 31, 2020
	Fidelity Blue Chip Growth ETF	Fidelity Blue Chip Value ETF	Fidelity New Millennium ETF
Assets
Investments in securities, at value – See accompanying schedule:	$ 41,510,108	$ 8,091,607	$ 6,111,871
Cash	759	—	370
Receivable for investments sold	64,287	—	—
Receivable for fund shares sold	1,129,065	—	—
Dividends receivable	5,199	4,387	2,629
Other assets	168	—	—
Total assets	42,709,586	8,095,994	6,114,870
Liabilities
Payable for investments purchased	1,199,991	—	370
Accrued management fees	15,441	3,058	2,416
Other payables and accrued expenses	3	1	1
Total liabilities	1,215,435	3,059	2,787
Net Assets	$41,494,151	$8,092,935	$6,112,083
Net Assets consist of:
Paid in capital	39,057,852	8,090,408	6,036,688
Total accumulated earnings (loss)	2,436,299	2,527	75,395
Net Assets	$41,494,151	$8,092,935	$6,112,083
Shares outstanding	1,825,000	400,000	300,000
Net Asset Value, offering price and redemption price per share	$ 22.74	$ 20.23	$ 20.37
Investments at cost	$38,978,365	$8,010,903	$6,026,249
See accompanying notes which are an integral part of the financial statements.
20

Statements of Operations
For the year ended July 31, 2020
	Fidelity Blue Chip Growth ETFA	Fidelity Blue Chip Value ETFA	Fidelity New Millennium ETFA
Investment Income
Dividends	$ 8,276	$ 13,213	$ 10,626
Total income	8,276	13,213	10,626
Expenses
Management fees	19,382	4,820	3,924
Independent trustees' compensation	3	1	1
Total expenses	19,385	4,821	3,925
Net investment income (loss)	(11,109)	8,392	6,701
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(77,233)	(83,069)	(15,661)
Net realized gain (loss) on futures contracts	(7,107)	—	1,733
Net realized gain (loss) on foreign currency transactions	7	—	—
Total net realized gain (loss)	(84,333)	(83,069)	(13,928)
Change in net unrealized appreciation (depreciation) on investment securities	2,531,743	80,704	85,622
Change in net unrealized appreciation (depreciation) on assets and liabilities in foreign currencies	(2)	—	—
Total change in net unrealized appreciation (depreciation)	2,531,741	80,704	85,622
Net gain (loss)	2,447,408	(2,365)	71,694
Net increase (decrease) in net assets resulting from operations	$2,436,299	$ 6,027	$ 78,395

A	For the period June 2, 2020 (commencement of operations) to July 31, 2020.
See accompanying notes which are an integral part of the financial statements.
21

Financial Statements  – continued
Statements of Changes in Net Assets
	Fidelity Blue Chip Growth ETF	Fidelity Blue Chip Value ETF	Fidelity New Millennium ETF
	Year ended July 31, 2020A	Year ended July 31, 2020A	Year ended July 31, 2020A
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,109)	$ 8,392	$ 6,701
Net realized gain (loss)	(84,333)	(83,069)	(13,928)
Change in net unrealized appreciation (depreciation)	2,531,741	80,704	85,622
Net increase (decrease) in net assets resulting from operations	2,436,299	6,027	78,395
Distributions to shareholders	—	(3,500)	(3,000)
Share transactions
Proceeds from sales of shares	39,057,852	8,090,408	6,036,688
Net increase (decrease) in net assets resulting from share transactions	39,057,852	8,090,408	6,036,688
Total increase (decrease) in net assets	41,494,151	8,092,935	6,112,083
Net Assets
Beginning of period	—	—	—
End of period	$41,494,151	$8,092,935	$6,112,083
Other Information
Shares
Sold	1,825,000	400,000	300,000
Redeemed	—	—	—
Net increase (decrease)	1,825,000	400,000	300,000

A	For the period June 2, 2020 (commencement of operations) to July 31, 2020.
See accompanying notes which are an integral part of the financial statements.
22

Financial Highlights
Fidelity Blue Chip Growth ETF
Year ended July 31, 2020A
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00
Income from Investment Operations
Net investment income (loss)B	(0.01)
Net realized and unrealized gain (loss)	2.75
Total from investment operations	2.74
Net asset value, end of period	$ 22.74
Total ReturnC	13.68%
Ratios to Average Net AssetsD,E
Expenses before reductions	.59%
Expenses net of fee waivers, if any	.59%
Expenses net of all reductions	.59%
Net investment income (loss)	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$41,494
Portfolio turnover rateF,G,H	11%

A	For the period June 2, 2020 (commencement of operations) to July 31, 2020.
B	Calculated based on average shares outstanding during the period.
C	Total returns for periods of less than one year are not annualized.
D	Annualized.
E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
F	Amount does not include the portfolio activity of any underlying funds.
G	Amount not annualized.
H	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
23

Financial Statements  – continued
Financial Highlights
Fidelity Blue Chip Value ETF
Year ended July 31, 2020A
Selected Per-Share Data
Net asset value, beginning of period	$20.00
Income from Investment Operations
Net investment income (loss)B	0.03
Net realized and unrealized gain (loss)	0.21 C
Total from investment operations	0.24
Distributions from net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$20.23
Total ReturnD	1.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%
Expenses net of fee waivers, if any	.59%
Expenses net of all reductions	.59%
Net investment income (loss)	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$8,093
Portfolio turnover rateG,H,I	20%

A	For the period June 2, 2020 (commencement of operations) to July 31, 2020.
B	Calculated based on average shares outstanding during the period.
C	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of share transactions in relation to fluctuating market values of the investments of a Fund.
D	Total returns for periods of less than one year are not annualized.
E	Annualized.
F	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
G	Amount does not include the portfolio activity of any underlying funds.
H	Amount not annualized.
I	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
24

Financial Highlights
Fidelity New Millennium ETF
Year ended July 31, 2020A
Selected Per-Share Data
Net asset value, beginning of period	$20.00
Income from Investment Operations
Net investment income (loss)B	0.03
Net realized and unrealized gain (loss)	0.36
Total from investment operations	0.39
Distributions from net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$20.37
Total ReturnC	1.95%
Ratios to Average Net AssetsD,E
Expenses before reductions	.59%
Expenses net of fee waivers, if any	.59%
Expenses net of all reductions	.59%
Net investment income (loss)	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$6,112
Portfolio turnover rateF,G,H	10%

A	For the period June 2, 2020 (commencement of operations) to July 31, 2020.
B	Calculated based on average shares outstanding during the period.
C	Total returns for periods of less than one year are not annualized.
D	Annualized.
E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.
F	Amount does not include the portfolio activity of any underlying funds.
G	Amount not annualized.
H	Portfolio turnover rate excludes securities received or delivered in-kind.
See accompanying notes which are an integral part of the financial statements.
25

Notes to Financial Statements
For the year ended July 31, 2020
1. Organization.
Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF and Fidelity New Millennium ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund’s investments to the Fair Value Committee (the Committee) established by each Fund’s investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund’s investments and ratifies the fair value determinations of the Committee.
Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)
Valuation techniques used to value each Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and may be categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds (Underlying Funds) are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2020, is included at the end of each Fund’s Schedule of Investments.
Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
26

2. Significant Accounting Policies – continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of buisness of the Cboe BZX Exchange, Inc. (CboeBZX), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to futures, foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:
	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Blue Chip Growth ETF	$ 39,076,949	$ 2,712,301	$ (279,142)	$ 2,433,159
Fidelity Blue Chip Value ETF	8,092,790	153,660	(154,843)	(1,183)
Fidelity New Millennium ETF	6,049,635	212,190	(149,954)	62,236
The tax-based components of distributable earnings as of period end were as follows for each Fund:
	Undistributed ordinary income	Undistributed capital gains	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Blue Chip Growth ETF	$ 3,142	$ —	$ —	$ 2,433,159
Fidelity Blue Chip Value ETF	4,892	—	(1,182)	(1,183)
27

Notes to Financial Statements  – continued
2. Significant Accounting Policies – continued

	Undistributed ordinary income	Undistributed capital gains	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity New Millennium ETF	$ 12,125	$ 1,034	$ —	$ 62,236
Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal year end and is subject to adjustment.
	No-expiration Short-term	No-expiration Long-term	Total capital loss carryforward
Fidelity Blue Chip Growth ETF	$ —	$ —	$ —
Fidelity Blue Chip Value ETF	(1,182)	—	(1,182)
Fidelity New Millennium ETF	—	—	—
The tax character of distributions paid was as follows:
July 31, 2020A
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity Blue Chip Growth ETF	$ —	$ —	$ —	$ —
Fidelity Blue Chip Value ETF	3,500	—	—	3,500
Fidelity New Millennium ETF	3,000	—	—	3,000

A	For the period June 2, 2020 (commencement of operations) to July 31, 2020.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.
The Funds' use of derivatives increased or decreased their exposure to the following risk:
Equity risk        Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statements of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as
28

3. Derivative Instruments – continued

unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statements of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statements of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.
	Purchases	Sales
Fidelity Blue Chip Growth ETF	$ 34,154,251	$ 3,194,382
Fidelity Blue Chip Value ETF	7,102,189	1,258,512
Fidelity New Millennium ETF	4,916,421	518,974
Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.
	In-kind Subscriptions	In-kind Redemptions
Fidelity Blue Chip Growth ETF	$ 7,637,688	$ —
Fidelity Blue Chip Value ETF	2,198,437	—
Fidelity New Millennium ETF	1,553,688	—
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of 0.59% of each Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other miscellaneous expenses such as proxy and shareholder meeting expenses.
Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.
Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in the net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statements of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Blue Chip Growth ETF	$ 88
Fidelity Blue Chip Value ETF	$ 32
Fidelity New Millennium ETF	$ 24
6. Share Transactions.
The Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated stocks to a Fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.
7. Other.
The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
29

Notes to Financial Statements  – continued
8. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds’ performance.
30

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF and Fidelity New Millennium ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF and Fidelity New Millennium ETF (three of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of July 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 2, 2020 (commencement of operations) to July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period June 2, 2020 (commencement of operations) to July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2020
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
31

Premium/Discount Analysis (Unaudited)
Shares of each fund are listed on CboeBZX and can be bought and sold on the secondary market at market prices. Although the market price is expected to approximate the fund’s NAV, it is possible that the market price and NAV will vary significantly. The closing market price is the daily closing price as reported on CboeBZX.
Premiums or discounts are the differences (expressed as a basis point differential with 1 basis point equaling 1/100 of 1%) between the fund’s NAV and closing market price. A premium indicates that the closing market price is trading above the NAV. A discount indicates that the closing market price is trading below the NAV. A discrepancy may exist with respect to the timing of when the NAV is calculated and the determination of the closing market price.
The chart below presents information about the differences between each fund’s daily closing market price and each fund’s NAV.
Fidelity Blue Chip Growth ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	11	25.57%	25	58.14%
25 - <50	1	2.33%	4	9.30%
50 - <75	0	—	1	2.33%
75 - <100	1	2.33%	0	—
100 or above	0	—	0	—
Total	13	30.23%	30	69.77%
* From June 4, 2020, date initially listed on the Cboe BZX Exchange, Inc.
Fidelity Blue Chip Value ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	13	30.23%	22	51.16%
25 - <50	2	4.65%	2	4.65%
50 - <75	2	4.65%	1	2.33%
75 - <100	0	—	0	—
100 or above	1	2.33%	0	—
Total	18	41.86%	25	58.14%
* From June 4, 2020, date initially listed on the Cboe BZX Exchange, Inc.
Fidelity New Millennium ETF
Period Ended July 31, 2020
From commencement of operations * to July 31, 2020	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	13	31.71%	26	63.41%
25 - <50	0	—	1	2.44%
50 - <75	1	2.44%	0	—
75 - <100	0	—	0	—
100 or above	0	—	0	—
Total	14	34.15%	27	65.85%
* From June 4, 2020, date initially listed on the Cboe BZX Exchange, Inc.
32

Trustees and Officers (Unaudited)
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Bettina Doulton, each of the Trustees oversees 311 funds. Ms. Doulton oversees 210 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.
Experience, Skills, Attributes, and Qualifiﬁcations of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
33

Trustees and Officers (Unaudited)  – continued
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Acting Chairman of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
34

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Alan J. Lacy (1953)
Year of Election or Appointment: 2018
Trustee
Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2018
35

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Co-Lead Independent Trustee
Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).
Joseph Mauriello (1944)
Year of Election or Appointment: 2018
Trustee
Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).
Cornelia M. Small (1944)
Year of Election or Appointment: 2018
Trustee
Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).
Garnett A. Smith (1947)
Year of Election or Appointment: 2013
Trustee
Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Co-Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
36

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Trustee
Year of Election or Appointment: 2013
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Offiﬃcers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2017
Anti-Money Laundering (AML) Officer
Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
37

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupation
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
38

Name, Year of Birth; Principal Occupation
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Marc L. Spector (1972)
Year of Election or Appointment: 2017
Assistant Treasurer
Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).
39

Shareholder Expense Example (Unaudited)
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 2, 2020 to July 31, 2020). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2019 to January 31, 2020).
Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Annualized Expense RatioA	Beginning Account Value	Ending Account Value July 31, 2020	Expenses Paid During Period
Fidelity Blue Chip Growth ETF	0.59%
Actual		$ 1,000.00	$ 1,136.80	$ 1.03B
Hypothetical C		$ 1,000.00	$ 1,021.93	$ 2.97D
Fidelity Blue Chip Value ETF	0.59%
Actual		$ 1,000.00	$ 1,012.30	$ 0.97B
Hypothetical C		$ 1,000.00	$ 1,021.93	$ 2.97D
Fidelity New Millennium ETF	0.59%
Actual		$ 1,000.00	$ 1,019.50	$ 0.98B
Hypothetical C		$ 1,000.00	$ 1,021.93	$ 2.97D

A	Annualized expense ratio reflects expenses net of applicable fee waivers.
B	Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period June 2, 2020 to July 31, 2020). The fees and expenses of any Underlying Fund are not included in each annualized expense ratio.
C	5% return per year before expenses.
D	Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
40

Distributions (Unaudited)
The Fidelity New Millennium ETF hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $1,034, or, if subsequently determined to be different, the net capital gain of such year.
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividend-received deduction for corporate shareholders:
	September 2019	December 2019	March 2020	June 2020
Fidelity Blue Chip Growth ETF	—	—	—	—
Fidelity Blue Chip Value ETF	—	—	—	100%
Fidelity New Millennium ETF	—	—	—	100%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
	September 2019	December 2019	March 2020	June 2020
Fidelity Blue Chip Growth ETF	—	—	—	—
Fidelity Blue Chip Value ETF	—	—	—	100%
Fidelity New Millennium ETF	—	—	—	100%
The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.
41

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Growth ETF
Fidelity Blue Chip Value ETF
Fidelity New Millennium ETF
At its March 2020 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. FMR and the sub-adviser are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds’ investment objectives, strategies, and related investment philosophies. The Board considered the structure of the investment personnel compensation program and whether the structure provide appropriate incentives to act in the best interests of each fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including their size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers, and their affiliates under the Advisory Contracts and under separate agreements covering pricing and bookkeeping and securities lending services for each fund. The Board also considered the nature and extent of the supervision of third party service providers, principally transfer agents, custodians, subcustodians, and pricing vendors.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.
Investment Performance. Each fund is a new fund and therefore had no historical performance for the Board to review at the time it approved each fund’s Advisory Contracts.
Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. In reviewing the Advisory Contracts, the Board considered each fund’s all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board noted that each fund’s proposed management fee rate is higher than the median fee rate of funds with similar Lipper investment objective categories, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of each fund is above the median of those funds and classes used by the Board for management fee comparisons. The Board also considered that there is a limited set of directly comparable competitor funds within the competitive groups noted above.
Based on its review, the Board concluded that each fund’s management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. Each fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of each fund at the time it approved the Advisory Contracts. In connection with its future renewal of each fund’s Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund’s shareholders.
42

Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that each fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that each fund’s Advisory Contracts should be approved.
43

Proxy Voting Results
A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.
PROPOSAL 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	9,282,142,479.280	96.563
Withheld	330,428,349.514	3.437
TOTAL	9,612,570,828.794	100.000
Donald F. Donahue
Affirmative	9,291,214,667.254	96.657
Withheld	321,356,161.540	3.343
TOTAL	9,612,570,828.794	100.000
Bettina Doulton
Affirmative	9,305,383,119.035	96.804
Withheld	307,187,709.760	3.196
TOTAL	9,612,570,828.794	100.000
Vicki L. Fuller
Affirmative	9,309,945,465.761	96.852
Withheld	302,625,363.033	3.148
TOTAL	9,612,570,828.794	100.000
Patricia L. Kampling
Affirmative	9,313,717,969.953	96.891
Withheld	298,852,858.841	3.109
TOTAL	9,612,570,828.794	100.000
Alan J. Lacy
Affirmative	9,286,152,312.666	96.604
Withheld	326,418,516.129	3.396
TOTAL	9,612,570,828.794	100.000
Ned C. Lautenbach
Affirmative	8,527,074,727.936	88.708
Withheld	1,085,496,100.858	11.292
TOTAL	9,612,570,828.794	100.000
Robert A. Lawrence
Affirmative	9,292,882,256.101	96.674
Withheld	319,688,572.693	3.326
TOTAL	9,612,570,828.794	100.000
Joseph Mauriello
Affirmative	9,271,962,598.733	96.457
Withheld	340,608,230.062	3.543
TOTAL	9,612,570,828.794	100.000
Cornelia M. Small
Affirmative	9,282,431,158.269	96.566
Withheld	330,139,670.526	3.434
TOTAL	9,612,570,828.794	100.000
Garnett A. Smith
Affirmative	9,276,917,476.273	96.508
Withheld	335,653,352.521	3.492
TOTAL	9,612,570,828.794	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	9,285,446,239.314	96.597
Withheld	327,124,589.481	3.403
TOTAL	9,612,570,828.794	100.000
Susan Tomasky
Affirmative	9,307,387,519.373	96.825
Withheld	305,183,309.422	3.175
TOTAL	9,612,570,828.794	100.000
Michael E. Wiley
Affirmative	9,279,381,945.378	96.534
Withheld	333,188,883.417	3.466
TOTAL	9,612,570,828.794	100.000
Proposal 1 reflects trust wide proposal and voting results.

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47

GTF-ANN-0920
1.9897894.100

Item 2.	Code of Ethics

As of the end of the period, July 31, 2020, Fidelity Covington Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity MSCI Communication Services Index ETF, Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF, Fidelity MSCI Utilities Index ETF and Fidelity Stocks for Inflation ETF (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2020 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity MSCI Communication Services Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Consumer Discretionary Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Consumer Staples Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Energy Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Financials Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Health Care Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Industrials Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Information Technology Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Materials Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Real Estate Index ETF	$13,300	$—	$3,500	$300
Fidelity MSCI Utilities Index ETF	$13,300	$—	$3,500	$300
Fidelity Stocks for Inflation ETF	$11,200	$—	$3,500	$200

July 31, 2019 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity MSCI Communication Services Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Consumer Discretionary Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Consumer Staples Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Energy Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Financials Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Health Care Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Industrials Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Information Technology Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Materials Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Real Estate Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Utilities Index ETF	$15,000	$—	$2,500	$200
Fidelity Stocks for Inflation ETF	$—	$—	$—	$—

A	Amounts may reflect rounding.

B	Fidelity Stocks for Inflation ETF commenced operations on November 5, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity New Millennium ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Factor ETF and Fidelity Value Factor ETF (the “Funds”):

Services Billed by PwC

July 31, 2020 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth ETF	$10,000	$—	$4,500	$—
Fidelity Blue Chip Value ETF	$10,000	$—	$4,500	$—
Fidelity Dividend ETF for Rising Rates	$12,100	$—	$4,500	$500
Fidelity High Dividend ETF	$12,100	$—	$4,500	$500
Fidelity Low Volatility Factor ETF	$11,800	$—	$4,300	$500
Fidelity Momentum Factor ETF	$11,800	$—	$4,300	$500
Fidelity New Millennium ETF	$10,000	$—	$4,500	$—
Fidelity Quality Factor ETF	$11,800	$—	$4,300	$500
Fidelity Small-Mid Factor ETF	$14,500	$—	$4,800	$600
Fidelity Value Factor ETF	$11,800	$—	$4,300	$500

July 31, 2019 FeesA,B,C

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth ETF	$—	$—	$—	$—
Fidelity Blue Chip Value ETF	$—	$—	$—	$—
Fidelity Dividend ETF for Rising Rates	$16,000	$—	$2,000	$600
Fidelity High Dividend ETF	$16,000	$—	$2,000	$600
Fidelity Low Volatility Factor ETF	$16,000	$—	$1,800	$600
Fidelity Momentum Factor ETF	$16,000	$—	$1,800	$600
Fidelity New Millennium ETF	$—	$—	$—	$—
Fidelity Quality Factor ETF	$16,000	$—	$1,800	$600
Fidelity Small-Mid Factor ETF	$11,000	$—	$2,300	$200
Fidelity Value Factor ETF	$16,000	$—	$1,800	$600

A	Amounts may reflect rounding.
B	Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF and Fidelity New Millennium ETF commenced operations on June 2, 2020.
C	Fidelity Small-Mid Factor ETF commenced operations on February 26, 2019.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2020A,B	July 31, 2019A,B
Audit-Related Fees	$—	$290,000
Tax Fees	$3,000	$—
All Other Fees	$—	$—

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Stocks for Inflation ETF’s commencement of operations.

Services Billed by PwC

	July 31, 2020A,B	July 31, 2019A,B,C
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$20,800	$10,000
All Other Fees	$—	$—

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF and Fidelity New Millennium ETF’s commencement of operations.
C	May include amounts billed prior to the Fidelity Small-Mid Factor ETF’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

*        *        *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2020A,B	July 31, 2019A,B,C
Deloitte Entities	$550,100	$730,000
PwC	$14,346,700	$12,385,000

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity New Millennium ETF and Fidelity Stocks for Inflation ETF’s commencement of operations.
C	May include amounts billed prior to the Fidelity Small-Mid Factor ETF’s commencement of operations.

The trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.	Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of July 31, 2020, the members of the Audit Committee were Joseph Mauriello, Don Donahue, Pat Kampling, Alan Lacy, Garnett Smith and Susan Tomasky.

Item 6.	Investments

(a)     Not applicable.

(b)     Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.	Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a) (1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a) (3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Covington Trust

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2020

By:	/s/ John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2020